                                                                                                  FILED PURSUANT TO RULE 433
                                                                                                  REGISTRATION NO. 333-140614

PRELIMINARY TERM SHEET

RFMSI SERIES 2007-SA4 TRUST
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2007-SA4

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
Depositor

(Commission File No. 333-140614)

RESIDENTIAL FUNDING COMPANY, LLC
Sponsor and Master Servicer

U.S. BANK NATIONAL ASSOCIATION, Trustee

RESIDENTIAL FUNDING SECURITIES, LLC
Lead Underwriter

THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A BASE PROSPECTUS) WITH THE SECURITIES AND EXCHANGE  COMMISSION,  OR
SEC,  FOR THE  OFFERING TO WHICH THIS  COMMUNICATION  RELATES.  BEFORE YOU INVEST,  YOU SHOULD  READ THE BASE  PROSPECTUS  IN THAT
REGISTRATION  STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR
AND THE OFFERING.  YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT  WWW.SEC.GOV.  ALTERNATIVELY,
THE DEPOSITOR,  ANY  UNDERWRITER OR ANY DEALER  PARTICIPATING  IN THE OFFERING WILL ARRANGE TO SEND YOU THE BASE  PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-888-523-3990.

THIS TERM SHEET IS NOT REQUIRED TO, AND DOES NOT,  CONTAIN ALL INFORMATION  THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS
AND THE PROSPECTUS  SUPPLEMENT FOR THE OFFERED  CERTIFICATES.  THE INFORMATION IN THIS TERM SHEET IS PRELIMINARY AND IS SUBJECT TO
COMPLETION OR CHANGE.

THE INFORMATION IN THIS TERM SHEET, IF CONVEYED PRIOR TO THE TIME OF YOUR COMMITMENT TO PURCHASE ANY OF THE OFFERED  CERTIFICATES,
SUPERSEDES  INFORMATION CONTAINED IN ANY PRIOR SIMILAR TERM SHEET, THE TERM SHEET SUPPLEMENT AND ANY OTHER FREE WRITING PROSPECTUS
RELATING TO THOSE OFFERED CERTIFICATES.

THIS  TERM  SHEET  AND THE  RELATED  TERM  SHEET  SUPPLEMENT  IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

AUGUST 28, 2007

  IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN ANY FINAL TERM SHEET FOR ANY
                                       CLASS OF OFFERED CERTIFICATES, THE TERM SHEET SUPPLEMENT AND THE RELATED BASE
               PROSPECTUS WITH RESPECT TO THE OFFERED CERTIFICATES

We provide  information to you about the offered  certificates  in three or more separate documents that provide progressively more detail:

-    the related base  prospectus,  dated April 6, 2007, which provides  general  information,  some of which may not apply to the offered certificates;

-    the term sheet  supplement,  dated August 28, 2007, which provides general  information  about series of certificates  issued pursuant to the depositor's  "Jumbo A" floating rate program,  or the SA Program,  some of which may not apply to the offered certificates; and

-    this term sheet,  which  describes  terms  applicable to the classes of offered  certificates  described  herein,  provides a description of certain preliminary  collateral regarding the mortgage loans and the parties to the transaction,  and provides other information related to the offered certificates.

This term sheet  provides a very general  overview of certain  terms of the offered  certificates  and does not contain all of the information that you should consider in making your investment decision.  To understand all of the terms of a class of the offered certificates, you should read carefully this document, the term sheet supplement, and the entire base prospectus.

The related base prospectus filed by the depositor has been filed in connection with prior series of certificates issued under the
SA program, and may be found on, the SEC's website at http://www.sec.gov.

The registration statement to which this offering relates is Commission File Number 333-140614.

If the description of the offered  certificates in this term sheet differs from the description of the offered certificates in the related base prospectus or the term sheet  supplement,  you should rely on the description in this term sheet.  Defined terms used but not defined herein shall have the meaning ascribed thereto in the term sheet supplement and the related base prospectus.

The offered certificates herein are reflected in the table below.

THE  INFORMATION  IN THIS TERM  SHEET,  IF  CONVEYED  PRIOR TO THE TIME OF YOUR  CONTRACTUAL  COMMITMENT  TO  PURCHASE  ANY OF THE
CERTIFICATES, SUPERSEDES ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE CERTIFICATES. THE INFORMATION IN
THIS TERM SHEET IS  PRELIMINARY,  AND IS SUBJECT TO  COMPLETION  OR CHANGE.  THIS TERM SHEET IS BEING  DELIVERED  TO YOU SOLELY TO
PROVIDE YOU WITH INFORMATION  ABOUT THE OFFERING OF THE CERTIFICATES  REFERRED TO IN THIS TERM SHEET AND THE TERM SHEET SUPPLEMENT
AND TO SOLICIT AN OFFER TO PURCHASE THE CERTIFICATES,  WHEN, AS AND IF ISSUED.  ANY SUCH OFFER TO PURCHASE MADE BY YOU WILL NOT BE
ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES,  UNTIL WE HAVE ACCEPTED YOUR
OFFER TO PURCHASE THE CERTIFICATES.

THE  CERTIFICATES  REFERRED TO IN THESE  MATERIALS ARE BEING SOLD WHEN, AS AND IF ISSUED.  THE ISSUING  ENTITY IS NOT OBLIGATED TO
ISSUE SUCH  CERTIFICATES OR ANY SIMILAR SECURITY AND THE  UNDERWRITER'S  OBLIGATION TO DELIVER SUCH CERTIFICATES IS SUBJECT TO THE
TERMS AND CONDITIONS OF THE UNDERWRITING  AGREEMENT WITH THE ISSUING ENTITY AND THE AVAILABILITY OF SUCH CERTIFICATES WHEN, AS AND
IF ISSUED BY THE ISSUING ENTITY. YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES,  AND THE CHARACTERISTICS OF THE MORTGAGE LOAN
POOL BACKING THEM, MAY CHANGE (DUE,  AMONG OTHER THINGS,  TO THE POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME
DELINQUENT OR DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT  MORTGAGE  LOANS MAY BE ADDED TO THE POOL, AND
THAT ONE OR MORE CLASSES OF CERTIFICATES MAY BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A
FINAL PROSPECTUS.  YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS.
THE UNDERWRITER'S OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS AND THE CERTIFICATES HAVING THE
CHARACTERISTICS  DESCRIBED  IN THESE  MATERIALS.  IF FOR ANY REASON THE ISSUING  ENTITY DOES NOT DELIVER  SUCH  CERTIFICATES,  THE
UNDERWRITER  WILL NOTIFY YOU, AND NEITHER THE ISSUING ENTITY NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION TO YOU TO DELIVER ALL OR
ANY PORTION OF THE CERTIFICATES  WHICH YOU HAVE COMMITTED TO PURCHASE,  AND NONE OF THE ISSUING ENTITY NOR ANY UNDERWRITER WILL BE
LIABLE FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH NON-DELIVERY.

NEITHER THE ISSUING  ENTITY NOR ANY OF ITS  AFFILIATES  PREPARED,  PROVIDED,  APPROVED OR VERIFIED  ANY  STATISTICAL  OR NUMERICAL
INFORMATION  PROVIDED HEREIN,  ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL DATA PROVIDED BY THE ISSUING ENTITY OR
ITS AFFILIATES.

RISK FACTORS

The offered  certificates  are not suitable  investments  for all investors.  In particular,  you should not purchase any class of offered  certificates  unless you understand the prepayment,  credit,  liquidity and market risks  associated with that class. The offered  certificates  are complex  securities.  You should  possess,  either alone or together  with an investment  advisor,  the expertise  necessary to evaluate the  information  contained in this term sheet,  the term sheet  supplement  and the related base prospectus for the offered  certificates in the context of your financial  situation and tolerance for risk. You should  carefully consider,  among other things,  all of the  applicable  risk factors in  connection  with the purchase of any class of the offered certificates listed in the section entitled "Risk Factors" in the term sheet supplement.

This is a Crossed  Transaction as described in the term sheet supplement and is not an Excess Transaction as described in the term sheet supplement.

--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
                              PASS-THROUGH RATE             INITIAL CERTIFICATE                     INITIAL
          CLASS                                            PRINCIPAL BALANCE(1)                    RATING(2)                                 DESIGNATIONS
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                             OFFERED CERTIFICATES

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
          I-A(3)                 Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
         II-A(3)                 Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
         III-A(3)                Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
         IV-A(3)                 Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
          V-A(3)                 Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
           R(5)                  Variable(4)                        (6)                            AAA or Aaa                               Senior/Residual
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
           M-1                   Variable(8)                        (9)                            AA or Aa2                                   Mezzanine
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
           M-2                   Variable(8)                        (9)                             A or A1                                    Mezzanine
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
           M-3                   Variable(8)                        (9)                           BBB or Baa2                                  Mezzanine
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                         NON-OFFERED CERTIFICATES(7)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
      B-1, B-2, B-3              Variable(8)                        (9)                               (2)                                     Subordinate
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------

(1)  The initial certificate  principal balances are approximate and subject to a +/- 10% variance based upon the final pool as of the cut-off date and additional rating agency analysis.

(2)  It is a condition to the issuance of the offered certificates that they be rated by at least two of the rating agencies.  The rating  agencies  will include  Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.  ("S&P"),  Fitch Ratings
     ("Fitch") and/or Moody's Investors Service, Inc. ("Moody's").  The Class M-1, Class M-2 and Class M-3 Certificates (together, the "Class M  Certificates")  will be rated at least  investment  grade by at least one of the rating  agencies.  The Class B
     Certificates may or may not be rated by any rating agency.

(3)  The Class I-A, Class II-A, Class III-A, Class IV-A and Class V-A Certificates  represent aggregate structuring bonds that may be divided to form one or more additional classes of senior certificates.

(4)  The pass-through rate on the Class I-A, Class II-A, Class III-A, Class IV-A, Class V-A and Class R Certificates will be equal to the weighted average of the net mortgage rates on the mortgage loans included in the related loan group.

(5)  The offered certificates will include one or more classes of Class R Certificates.  (6) The aggregate  certificate  principal balance of the Class R Certificates will be $100.

(7)  The  information  presented for  non-offered  certificates  is provided  solely to assist your  understanding  of the offered certificates.  (8) The  methodology  for  determining the variable rate of the Class M and Class B Certificates is more fully described below. (9) The initial certificate  principal balances of the Class I-A, Class II-A, Class III-A, Class IV-A, Class
     V-A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3  Certificates  will be determined based on the final pool as of the cut-off date and additional rating agency analysis.

CLASS M AND CLASS B CERTIFICATES:

The  pass-through  rate on each  class of the  Class M and  Class B  Certificates  will be equal to the  weighted  average  of the pass-through rates on the Class I-A, Class II-A, Class III-A, Class IV-A and Class V-A Certificates  weighted in proportion to the results of subtracting  from the aggregate  stated  principal  balance of each loan group the aggregate  principal  balance of the related Senior Certificates.

The information set forth below,  entitled  "Preliminary  Mortgage Pool Characteristics" was derived from a pool of mortgage loans using the data as of August 1, 2007. The  characteristics  of the final mortgage pool may differ from the  characteristics  of the pool of mortgage loans set forth below,  however any such difference is not expected to be more than +/- 10% of the aggregate pool balance.  Although the  characteristics  of the final mortgage pool are expected to be similar to the  characteristics of the pool contained in this term sheet, they may not conform in all material respects.

                    PRELIMINARY MORTGAGE POOL CHARACTERISTICS

            LOAN GROUP I: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP I COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                              MINIMUM                  MAXIMUM
-------                                                                        -----                              -------                  -------
Group I Current Principal Balance                                                                 $14,484,029.33              $183,897.09         $650,000.00
Number of Mortgage Loans                                                                                      33

Average Current Principal Balance                                                                    $438,909.98
Weighted Average Original Loan-to-Value                                                                   62.42%                   32.00%              80.00%
Weighted Average Mortgage Rate                                                                             5.21%                    4.75%               6.75%
Weighted Average Net Mortgage Rate                                                                         4.84%                    4.38%               6.50%
Weighted Average Note Margin                                                                               2.25%                    2.25%               2.25%
Weighted Average Maximum Mortgage Rate                                                                    11.99%                   10.75%              13.00%
Weighted Average Minimum Mortgage Rate                                                                     2.25%                    2.25%               2.25%
Weighted Average Term to Next Rate Adjustment Date (months)                                                    2                        1                  11
Weighted Average Remaining Term to Stated Maturity (months)                                                  355                      338                 359
Weighted Average Credit Score                                                                                745                      534                 809

Weighted Average reflected in Total
                                                                                                                  PERCENT OF CUT-OFF DATE
                                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                         100.00%
                                                                               Fixed                                                0.00%

Lien                                                                           First                                              100.00%
                                                                               Second                                               0.00%

Property Type                                                                  Single Family (detached)                            68.35%
                                                                               Townhouse/rowhouse                                   0.00%
                                                                               Condo under 5 stories                                7.65%
                                                                               Detached PUD                                        24.00%
                                                                               Attached PUD                                         0.00%
                                                                               Two-to-four family units                             0.00%

Occupancy Status                                                               Primary Residence                                   95.06%
                                                                               Second/Vacation                                      4.94%
                                                                               Non Owner Occupied                                   0.00%

Documentation Type                                                             Full/Alternate Documentation                        78.58%
                                                                               Reduced Documentation                               21.42%

Loans with Prepayment penalties                                                                                                     0.00%

Interest Only Percentage                                                                                                           94.49%

                                                                          LIEN POSITION OF THE GROUP I LOANS
LIEN POSITION                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
First Lien                                                         33               $         14,484,029             100.00%          $  438,910            745             62.42%
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

                                                                           PRODUCT TYPE OF THE GROUP I LOANS
PRODUCT TYPE                                                 NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
1MO ARM IO                                                          1               $              251,500            1.74%           $  251,500            798             76.00%
1YR ARM                                                             1                               363,638            2.51               363,638           801             80.00
1YR IO                                                              1                               465,513            3.21               465,513           534             60.00
6MO ARM                                                             1                               434,284            3.00               434,284           793             74.00
6MO IO                                                             29                            12,969,095           89.54               447,210           748             61.36
TOTAL:                                                             33                           $14,484,029          100.00%            $438,910            745             62.42%

                                                           CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
CREDIT SCORE RANGE                                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL         AVERAGE
                                                                                                                                         BALANCE       ORIGINAL LTV
520 - 539                                                           1               $              465,513            3.21%           $  465,513          60.00%
660 - 679                                                           1                               183,897            1.27               183,897          77.00
680 - 699                                                           1                               427,000            2.95               427,000          70.00
700 - 719                                                           6                            2,998,278            20.70               499,713          63.64
720 - 739                                                           3                            1,280,000             8.84               426,667          52.17
740 - 759                                                           4                            2,229,059            15.39               557,265          59.04
760 or Greater                                                     17                            6,900,282            47.64               405,899          64.18
TOTAL:                                                             33               $           14,484,029           100.00%          $  438,910          62.42%

As of the cut-off date, the weighted  average Credit Score of the mortgage loans will be approximately 745.

                                                            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
100,001 to 200,000                                                  2               $              378,857            2.62%           $  189,429            733             75.46%
200,001 to 300,000                                                  6                            1,537,400            10.61               256,233           778             60.23
300,001 to 400,000                                                  2                              738,638            5.10               369,319           805             73.91
400,001 to 500,000                                                 13                            5,926,033            40.91               455,849           725             63.96
500,001 to 600,000                                                  5                            2,790,484            19.27               558,097           746             62.37
600,001 to 700,000                                                  5                            3,112,617            21.49               622,523           753             56.28
TOTAL:                                                             33               $           14,484,029           100.00%          $  438,910            745             62.42%

As of the cut-off date,  the average  unpaid  principal  balance of the mortgage loans will be approximately $438,910.

                                                                        NET MORTGAGE RATES OF THE GROUP I LOANS
NET MORTGAGE RATES (%)                                       NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
4.000 - 4.499                                                       2               $              835,825            5.77%           $  417,912            776             69.10%
4.500 - 4.999                                                      21                            9,126,270            63.01               434,584           748             60.00
5.000 - 5.499                                                       5                            2,210,284            15.26               442,057           739             71.67
5.500 - 5.999                                                       4                            1,846,138            12.75               461,534           780             60.88
6.500 - 6.999                                                       1                              465,513             3.21               465,513           534             60.00
TOTAL:                                                             33               $           14,484,029             100.00%          $  438,910            745             62.42%

As of the cut-off date,  the weighted  average Net Mortgage Rate of the mortgage loans was approximately 4.8392% per annum.

                                                                   MORTGAGE RATES OF THE LOANS OF THE GROUP I LOANS
MORTGAGE RATE (%)                                            NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
4.500 - 4.999                                                      14               $           5,908,894             40.80%          $  422,064            749             61.46%
5.000 - 5.499                                                      14                            6,263,485            43.24               447,392           747             63.95
5.500 - 5.999                                                       2                            1,231,000             8.50               615,500           770             52.14
6.000 - 6.499                                                       2                              615,138             4.25               307,569           800             78.36
6.500 - 6.999                                                       1                              465,513             3.21               465,513           534             60.00
TOTAL:                                                             33               $           14,484,029             100.00%          $  438,910            745             62.42%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.2071% per annum.

                                                                      ORIGINAL LOAN-TO-VALUE OF THE GROUP I LOANS
ORIGINAL LTV RATIO (%)                                       NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT
                                                                                                                                         BALANCE           SCORE
0.01 - 50.00                                                        6               $           2,730,608             18.85%          $  455,101            741
50.01 - 55.00                                                       2                              712,000            4.92               356,000           734
55.01 - 60.00                                                       6                            3,399,467            23.47               566,578           712
60.01 - 65.00                                                       3                            1,426,500             9.85               475,500           761
65.01 - 70.00                                                       7                            2,821,175            19.48               403,025           772
70.01 - 75.00                                                       4                            1,531,244            10.57               382,811           780
75.01 - 80.00                                                       5                            1,863,035            12.86               372,607           735
TOTAL:                                                             33               $           14,484,029            100.00%          $  438,910            745

The weighted  average  loan-to-value  ratio at origination of the mortgage loans was approximately 62.42%.

                                                        GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
STATE                                                        NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Florida                                                             1                              $ 463,300           3.20%           $  463,300            714             59.00%
New Jersey                                                          1                                650,000           4.49               650,000           770             63.00
Arizona                                                             1                                363,638           2.51               363,638           801             80.00
Hawaii                                                              1                                375,000           2.59               375,000           809             68.00
Illinois                                                           12                              5,866,483           40.50               488,874           737             61.76
Massachusetts                                                       1                                285,500           1.97               285,500           793             64.00
Michigan                                                            7                              2,578,754           17.80               368,393           717             58.90
Missouri                                                            3                              1,067,038            7.37               355,679           767             60.97
South Carolina                                                      1                                251,500           1.74               251,500           798             76.00
Wisconsin                                                           5                              2,582,817           17.83               516,563           753             63.69
TOTAL:                                                             33                           $ 14,484,029          100.00%          $  438,910            745             62.42%

                                                                      MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
LOAN PURPOSE                                                 NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Purchase                                                            5                 $           1,646,638             11.37%          $   329,328          769             74.98%
Rate/Term Refinance                                                27                            12,371,879             85.42               458,218          750             60.83
Equity Refinance                                                    1                               465,513              3.21               465,513          534             60.00
TOTAL:                                                             33                 $         14,484,029             100.00%          $   438,910          745             62.42%

                                                                MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
DOCUMENTATION                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Full/Alternate Documentation                                       26                 $         11,380,987              78.58%          $  437,730            742             63.51%
Reduced Documentation                                               7                            3,103,042            21.42               443,292             755             58.39
TOTAL:                                                             33                 $         14,484,029             100.00%          $  438,910            745             62.42%

                                                                          OCCUPANCY TYPE OF THE GROUP I LOANS
OCCUPANCY TYPE                                               NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Primary Residence                                                  31               $         13,769,230              95.06%           $  444,169            745             62.28%
Second/Vacation                                                     2                               714,800            4.94               357,400            744             64.98
TOTAL:                                                             33               $         14,484,029             100.00%           $  438,910            745             62.42%

                                                                     MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
PROPERTY TYPE                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Single-family detached                                             22               $            9,899,585             68.35%          $  449,981           737             59.82%
Condo-Low-Rise(Less than 5 stories)                                 3                            1,107,785             7.65               369,262           764             72.74
Planned Unit Developments (detached)                                8                            3,476,659            24.00               434,582           763             66.51
TOTAL:                                                             33               $           14,484,029             100.00%         $  438,910           745             62.42%

                                                                     PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
PREPAYMENT PENALTY TERM                                      NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
None                                                               33               $          14,484,029             100.00%          $  438,910            745             62.42%
TOTAL:                                                             33               $          14,484,029             100.00%          $  438,910            745             62.42%

"Other" means not 12 months, 24 months, 36 months, 60 months,  and not more than
60 months.

                                                                       INTEREST ONLY TERMS OF THE GROUP I LOANS
INTEREST ONLY TERM                                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
None                                                                2               $              797,922             5.51%           $   398,961            797             76.73%
12 MO IO                                                            1                              465,513             3.21                465,513            534             60.00
120 MO IO                                                          30                           13,220,595             91.28               440,687            749             61.64
TOTAL:                                                             33               $           14,484,029             100.00%          $  438,910            745             62.42%

                                                                           NOTE MARGINS OF THE GROUP I LOANS
NOTE MARGIN (%)                                              NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
2.000 - 2.499                                                      33               $          14,484,029             100.00%          $  438,910            745             62.42%
TOTAL:                                                             33               $          14,484,029             100.00%          $  438,910            745             62.42%

As of the cut-off date, the weighted  average note margin of the adjustable rate mortgage loans was approximately 2.2500% per annum.

                                                                      MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS
MAXIMUM MORTGAGE RATE (%)                                    NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
10.000 - 10.999                                                     1               $             465,513            3.21%           $   465,513            534             60.00%
12.000 - 12.999                                                    31                          13,584,233            93.79               438,201            751             62.13
13.000 - 13.999                                                     1                             434,284            3.00                434,284            793             74.00
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

As of the cut-off  date,  the  weighted  average  maximum  mortgage  rate of the adjustable rate loans was approximately 11.9898% per annum.

                                                                      MINIMUM MORTGAGE RATES OF THE GROUP I LOANS
MINIMUM MORTGAGE RATES (%)                                   NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
2.000 - 2.999                                                      33               $         14,484,029             100.00%          $  438,910            745             62.42%
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

As of the cut-off  date,  the  weighted  average  minimum  mortgage  rate of the adjustable rate mortgage loans was approximately 2.2500% per annum.

                                                                NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP I LOANS
NEXT INTEREST ADJUSTMENT DATE                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
 2007-09                                                           15               $             6,684,464            46.15%          $   445,631           755             58.74%
 2007-10                                                            7                             2,820,873            19.48               402,982           707             66.78
 2007-11                                                            8                             4,059,555            28.03               507,444           743             63.24
 2008-02                                                            2                               555,500            3.84                277,750           794             66.92
 2008-07                                                            1                               363,638            2.51                363,638           801             80.00
TOTAL:                                                             33               $            14,484,029            100.00%          $  438,910           745             62.42%

As of the cut-off date,  the weighted  average  months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 2.
                                                                                 DEBT TO INCOME RATIO
DTI                                                          NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
20.00 or Less                                                       2               $              874,412            6.04%           $  437,206            724             55.86%
20.01 - 25.00                                                       4                            1,796,847            12.41               449,212           773             62.76
25.01 - 30.00                                                       6                            2,887,515            19.94               481,253           751             65.39
30.01 - 35.00                                                       3                            1,289,700             8.90               429,900           757             55.16
35.01 - 40.00                                                      10                            4,604,434            31.79               460,443           734             62.59
40.01 - 45.00                                                       5                            2,080,621            14.36               416,124           721             63.41
45.01 - 50.00                                                       3               $           14,484,029           100.00%            $ 438,910           745             62.42%

            LOAN GROUP II: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP II COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                              MINIMUM                MAXIMUM
-------                                                                        -----                              -------                -------
Group II Current Principal Balance                                                                 $6,735,453.60            $157,898.72         $997,856.85
Number of Mortgage Loans                                                                                      14

Average Current Principal Balance                                                                    $481,103.83
Weighted Average Original Loan-to-Value                                                                   75.00%                 52.00%              80.00%
Weighted Average Mortgage Rate                                                                             5.83%                  4.38%               7.75%
Weighted Average Net Mortgage Rate                                                                         5.54%                  4.13%               7.50%
Weighted Average Note Margin                                                                               2.51%                  2.25%               2.75%
Weighted Average Maximum Mortgage Rate                                                                    11.68%                  9.38%              13.75%
Weighted Average Minimum Mortgage Rate                                                                     2.77%                  2.25%               4.63%
Weighted Average Term to Next Rate Adjustment Date (months)                                                   34                     30                  36
Weighted Average Remaining Term to Stated Maturity (months)                                                  358                    354                 360
Weighted Average Credit Score                                                                                740                    688                 793

Weighted Average reflected in Total
                                                                                                                  PERCENT OF CUT-OFF DATE
                                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                       100.00%
                                                                               Fixed                                              0.00%

Lien                                                                           First                                            100.00%
                                                                               Second                                             0.00%

Property Type                                                                  Single Family (detached)                          56.61%
                                                                               Townhouse/rowhouse                                 9.43%
                                                                               Condo under 5 stories                             14.81%
                                                                               Detached PUD                                      19.14%
                                                                               Attached PUD                                       0.00%
                                                                               Two-to-four family units                           0.00%

Occupancy Status                                                               Primary Residence                                100.00%
                                                                               Second/Vacation                                    0.00%
                                                                               Non Owner Occupied                                 0.00%

Documentation Type                                                             Full/Alternate Documentation                      47.88%
                                                                               Reduced Documentation                             52.12%

Loans with Prepayment penalties                                                                                                   0.00%

Interest Only Percentage                                                                                                         77.76%

                                                                          LIEN POSITION OF THE GROUP II LOANS
LIEN POSITION                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
First Lien                                                          14              $           6,735,454             100.00%          $  481,104            740             75.00%
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

                                                                           PRODUCT TYPE OF THE GROUP II LOANS
PRODUCT TYPE                                                 NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
3YR Hybrid                                                          2               $            1,497,857             22.24%           $  748,928            736             76.33%
3YR Hybrid IO                                                       12                           5,237,597             77.76               436,466            741             74.62
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104            740             75.00%

                                                           CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
CREDIT SCORE RANGE                                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL         AVERAGE
                                                                                                                                          BALANCE       ORIGINAL LTV
680 - 699                                                           2               $               792,899            11.77%           $   396,449          57.58%
700 - 719                                                           2                             1,461,857             21.70               730,928          80.00
720 - 739                                                           3                             1,664,500             24.71               554,833          78.58
740 - 759                                                           1                               316,973              4.71               316,973          79.00
760 or Greater                                                      6                             2,499,225             37.11               416,537          74.71
TOTAL:                                                              14              $             6,735,454             100.00%          $  481,104          75.00%

As of the cut-off date, the weighted  average Credit Score of the mortgage loans will be approximately 740.

                                                            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
100,001 to 200,000                                                  2               $               327,324            4.86%           $   163,662           735             76.89%
300,001 to 400,000                                                  2                               652,773            9.69                326,387           762             79.51
400,001 to 500,000                                                  6                             2,834,500            42.08               472,417           749             74.87
500,001 to 600,000                                                  1                               536,000            7.96                536,000           793             80.00
600,001 to 700,000                                                  1                               635,000            9.43                635,000           688             52.00
700,001 to 800,000                                                  1                               752,000            11.16               752,000           735             80.00
900,001 to 1,000,000                                                1                               997,857            14.81               997,857           713             80.00
TOTAL:                                                              14              $             6,735,454            100.00%          $  481,104           740             75.00%

As of the cut-off date,  the average  unpaid  principal  balance of the mortgage loans will be approximately $481,104.

                                                                        NET MORTGAGE RATES OF THE GROUP II LOANS
NET MORTGAGE RATES (%)                                       NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
4.000 - 4.499                                                       2               $              505,225             7.50%           $   252,613           767             77.99%
4.500 - 4.999                                                       1                              478,000             7.10                478,000           775             66.00
5.000 - 5.499                                                       4                            2,758,357             40.95               689,589           736             79.14
5.500 - 5.999                                                       2                            1,115,000             16.55               557,500           722             64.05
6.000 - 6.499                                                       4                            1,438,872             21.36               359,718           747             75.96
7.500 - 7.999                                                       1                              440,000             6.53                440,000           724             80.00
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

As of the cut-off date,  the weighted  average Net Mortgage Rate of the mortgage loans was approximately 5.5441% per annum.

                                                                   MORTGAGE RATES OF THE LOANS OF THE GROUP II LOANS
MORTGAGE RATE (%)                                            NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
4.000 - 4.499                                                       2               $              505,225             7.50%           $   252,613           767             77.99%
5.000 - 5.499                                                       2                            1,230,000             18.26               615,000           751             74.56
5.500 - 5.999                                                       4                            2,486,357             36.91               621,589           742             79.05
6.000 - 6.499                                                       4                            1,609,872             23.90               402,468           732             65.34
6.500 - 6.999                                                       1                              464,000             6.89                464,000           718             80.00
7.500 - 7.999                                                       1                              440,000             6.53                440,000           724             80.00
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.8273% per annum.

                                                                      ORIGINAL LOAN-TO-VALUE OF THE GROUP II LOANS
ORIGINAL LTV RATIO (%)                                       NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT
                                                                                                                                          BALANCE           SCORE
50.01 - 55.00                                                       1               $               635,000             9.43%           $  635,000           688
65.01 - 70.00                                                       2                               978,000            14.52               489,000           779
70.01 - 75.00                                                       2                               641,925            9.53                320,963           734
75.01 - 80.00                                                       9                             4,480,529            66.52               497,837           740
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740

The weighted  average  loan-to-value  ratio at origination of the mortgage loans was approximately 75.00%.

                                                        GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
STATE                                                        NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
California                                                          3                      $       1,702,500           25.28%           $  567,500           742             74.68%
Florida                                                             2                                327,324           4.86                163,662           735             76.89
New York                                                            1                                440,000           6.53                440,000           724             80.00
Arizona                                                             2                                852,973           12.66               426,487           780             79.63
Colorado                                                            1                                635,000           9.43                635,000           688             52.00
Maryland                                                            2                                835,800           12.41               417,900           776             73.42
Minnesota                                                           1                                480,000           7.13                480,000           766             80.00
Missouri                                                            1                                997,857           14.81               997,857           713             80.00
Utah                                                                1                                464,000           6.89                464,000           718             80.00
TOTAL:                                                              14                     $       6,735,454           100.00%          $  481,104           740             75.00%

                                                                      MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
LOAN PURPOSE                                                 NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
Purchase                                                            7               $            3,798,556             56.40%           $  542,651           725             75.32%
Rate/Term Refinance                                                 4                            1,758,973             26.12               439,743           759             72.89
Equity Refinance                                                    3                            1,177,925             17.49               392,642           761             77.13
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

                                                                MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
DOCUMENTATION                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
Full/Alternate Documentation                                        7               $            3,224,898             47.88%           $  460,700           760             75.07%
Reduced Documentation                                               7                            3,510,556             52.12               501,508           722             74.94
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

                                                                          OCCUPANCY TYPE OF THE GROUP II LOANS
OCCUPANCY TYPE                                               NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
Primary Residence                                                   14              $           6,735,454             100.00%          $  481,104            740             75.00%
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

                                                                     MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
PROPERTY TYPE                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
Single-family detached                                              9               $             3,813,124            56.61%           $  423,680           751             77.98%
Townhouse                                                           1                               635,000            9.43                635,000           688             52.00
Condo-Low-Rise(Less than 5 stories)                                 1                               997,857            14.81               997,857           713             80.00
Planned Unit Developments (detached)                                3                             1,289,473            19.14               429,824           754             73.66
TOTAL:                                                              14              $             6,735,454            100.00%          $  481,104           740             75.00%

                                                                     PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
PREPAYMENT PENALTY TERM                                      NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
None                                                                14              $           6,735,454             100.00%          $  481,104            740             75.00%
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

"Other" means not 12 months, 24 months, 36 months, 60 months,  and not more than
60 months.

                                                                       INTEREST ONLY TERMS OF THE GROUP II LOANS
INTEREST ONLY TERM                                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
None                                                                2               $            1,497,857             22.24%           $  748,928           736             76.33%
120 MO IO                                                           5                            1,420,097             21.08               284,019           744             79.06
36 MO IO                                                            7                            3,817,500             56.68               545,357           740             72.97
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

                                                                           NOTE MARGINS OF THE GROUP II LOANS
NOTE MARGIN (%)                                              NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
2.000 - 2.499                                                       8               $           3,208,097             47.63%           $  401,012            756             77.87%
2.500 - 2.999                                                       6                           3,527,357             52.37               587,893            726             72.39
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

As of the cut-off date, the weighted  average note margin of the adjustable rate mortgage loans was approximately 2.5118% per annum.

                                                                      MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
MAXIMUM MORTGAGE RATE (%)                                    NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
9.000 - 9.999                                                       2               $              505,225             7.50%           $   252,613           767             77.99%
11.000 - 11.999                                                     8                            4,191,229             62.23               523,904           744             77.76
12.000 - 12.999                                                     3                            1,599,000             23.74               533,000           726             65.44
13.000 - 13.999                                                     1                              440,000             6.53                440,000           724             80.00
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

As of the cut-off  date,  the  weighted  average  maximum  mortgage  rate of the adjustable rate loans was approximately 11.6818% per annum.

                                                                      MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
MINIMUM MORTGAGE RATES (%)                                   NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
2.000 - 2.999                                                       12              $            5,636,454             83.68%           $  469,704            748             77.18%
4.000 - 4.999                                                       2                            1,099,000             16.32               549,500            701             63.82
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104            740             75.00%

As of the cut-off  date,  the  weighted  average  minimum  mortgage  rate of the adjustable rate mortgage loans was approximately 2.7706% per annum.

                                                                NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
NEXT INTEREST ADJUSTMENT DATE                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
 2010-02                                                            4               $               980,097            14.55%           $  245,024           753             78.64%
 2010-04                                                            1                               472,500            7.02                472,500           721             75.00
 2010-05                                                            4                             2,174,000            32.28               543,500           747             76.92
 2010-06                                                            1                               997,857            14.81               997,857           713             80.00
 2010-07                                                            1                               536,000            7.96                536,000           793             80.00
 2010-08                                                            3                             1,575,000            23.38               525,000           728             65.22
TOTAL:                                                              14              $             6,735,454            100.00%          $  481,104           740             75.00%

As of the cut-off date,  the weighted  average  months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 34.
                                                                                  DEBT TO INCOME RATIO
DTI                                                          NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
20.01 - 25.00                                                       2               $            1,016,000             15.08%           $  508,000           780             80.00%
25.01 - 30.00                                                       1                              635,000             9.43                635,000           688             52.00
30.01 - 35.00                                                       4                            1,950,729             28.96               487,682           734             76.41
35.01 - 40.00                                                       3                            1,436,500             21.33               478,833           742             74.53
45.01 - 50.00                                                       4                            1,697,225             25.20               424,306           742             79.40
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

                                                       LOAN GROUP III: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP III COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                              MINIMUM                  MAXIMUM
-------                                                                        -----                              -------                  -------
Group III Current Principal Balance                                                              $218,665,220.91              $151,000.00       $2,600,000.00
Number of Mortgage Loans                                                                                     370

Average Current Principal Balance                                                                    $590,987.08
Weighted Average Original Loan-to-Value                                                                   71.40%                   17.00%              95.00%
Weighted Average Mortgage Rate                                                                             6.28%                    5.13%               7.75%
Weighted Average Net Mortgage Rate                                                                         6.00%                    4.88%               7.50%
Weighted Average Note Margin                                                                               2.42%                    2.25%               3.13%
Weighted Average Maximum Mortgage Rate                                                                    11.28%                   10.13%              13.13%
Weighted Average Minimum Mortgage Rate                                                                     2.42%                    2.25%               3.13%
Weighted Average Term to Next Rate Adjustment Date (months)                                                   58                       49                  60
Weighted Average Remaining Term to Stated Maturity (months)                                                  358                      349                 360
Weighted Average Credit Score                                                                                738                      652                 819

Weighted Average reflected in Total
                                                                                                                  PERCENT OF CUT-OFF DATE
                                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                         100.00%
                                                                               Fixed                                                0.00%

Lien                                                                           First                                              100.00%
                                                                               Second                                               0.00%

Property Type                                                                  Single Family (detached)                            63.50%
                                                                               Townhouse/rowhouse                                   0.60%
                                                                               Condo under 5 stories                                7.44%
                                                                               Condo 5 to 8 stories                                 0.21%
                                                                               Condo 9 stories or more                              1.00%
                                                                               Detached PUD                                        24.86%
                                                                               Attached PUD                                         0.98%
                                                                               Two-to-four family units                             1.01%
                                                                               Leasehold                                            0.40%

Occupancy Status                                                               Primary Residence                                   94.95%
                                                                               Second/Vacation                                      5.05%
                                                                               Non Owner Occupied                                   0.00%

Documentation Type                                                             Full/Alternate Documentation                        51.08%
                                                                               Reduced Documentation                               48.92%

Loans with Prepayment penalties                                                                                                     7.64%

Interest Only Percentage                                                                                                           90.25%

                                                                          LIEN POSITION OF THE GROUP III LOANS
LIEN POSITION                                          NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
First Lien                                                   370                 $       218,665,221                  100.00%          $ 590,987              738             71.40%
TOTAL:                                                       370                 $       218,665,221                  100.00%          $ 590,987              738             71.40%

                                                                           PRODUCT TYPE OF THE GROUP III LOANS
PRODUCT TYPE                                           NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
5YR Hybrid                                                   36                  $          19,947,513                  9.12%           $   554,098            748             67.26%
5YR Hybrid 40/30 Balloon                                      4                              1,374,123                  0.63                343,531            720             63.19
5YR Hybrid IO                                                330                           197,343,585                  90.25               598,011            737             71.87
TOTAL:                                                       370                 $        218,665,221                  100.00%          $   590,987            738             71.40%

                                                           CREDIT SCORE DISTRIBUTION OF THE GROUP III LOANS
CREDIT SCORE RANGE                                     NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE
                                                                                                                                                          ORIGINAL LTV
640 - 659                                                     3                  $           1,865,216                 0.85%           $   621,739           69.80%
660 - 679                                                    14                              6,521,900                 2.98                465,850           76.08
680 - 699                                                    60                             34,598,391                 15.82               576,640           72.64
700 - 719                                                    60                             33,608,940                 15.37               560,149           74.09
720 - 739                                                    63                             40,587,725                 18.56               644,250           71.18
740 - 759                                                    50                             29,968,218                 13.71               599,364           69.05
760 or Greater                                               120                            71,514,832                 32.71               595,957           70.25
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987           71.40%

As of the cut-off date, the weighted  average Credit Score of the mortgage loans will be approximately 738.

                                                            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP III LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                     NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
100,001 to 200,000                                            7                  $            1,234,083                0.56%           $  176,298            720             65.97%
200,001 to 300,000                                           10                               2,483,152                1.14               248,315            731             75.08
300,001 to 400,000                                           12                               4,366,557                2.00               363,880            748             71.25
400,001 to 500,000                                           130                             60,543,518                27.69              465,719            734             74.09
500,001 to 600,000                                           92                              50,538,354                23.11              549,330            742             72.95
600,001 to 700,000                                           59                              37,510,222                17.15              635,766            732             74.69
700,001 to 800,000                                           17                              12,629,057                5.78               742,886            741             66.82
800,001 to 900,000                                           11                               9,493,008                4.34               863,001            754             69.64
900,001 to 1,000,000                                         18                              17,620,155                8.06               978,898            741             66.21
1,000,001 to 1,100,000                                        2                               2,113,480                0.97             1,056,740            699             68.83
1,100,001 to 1,200,000                                        1                               1,199,317                0.55             1,199,317            686             75.00
1,200,001 to 1,300,000                                        1                               1,295,998                0.59             1,295,998            713             69.00
1,400,001 to 1,500,000                                        5                               7,452,000                3.41             1,490,400            742             56.95
1,500,001 to 1,600,000                                        1                               1,560,000                0.71             1,560,000            784             58.00
1,800,001 to 1,900,000                                        1                               1,881,319                0.86             1,881,319            692             71.00
1,900,001 to 2,000,000                                        1                               2,000,000                0.91             2,000,000            735             74.00
2,000,001 or greater                                          2                               4,745,000                2.17             2,372,500            760             56.10
TOTAL:                                                       370                 $          218,665,221               100.00%          $  590,987            738             71.40%
As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $590,987.

                                                                        NET MORTGAGE RATES OF THE GROUP III LOANS
NET MORTGAGE RATES (%)                                 NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
4.500 - 4.999                                                 2                  $           1,674,969                 0.77%           $  837,484             776             77.00%
5.000 - 5.499                                                22                             13,597,460                 6.22                618,066            735             72.38
5.500 - 5.999                                                161                            91,451,137                 41.82               568,019            739             70.29
6.000 - 6.499                                                132                            77,498,941                 35.44               587,113            738             71.73
6.500 - 6.999                                                35                             24,455,344                 11.18               698,724            732             71.89
7.000 - 7.499                                                13                              7,626,730                 3.49                586,672            737             73.50
7.500 - 7.999                                                 5                              2,360,640                 1.08                472,128            719             81.79
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987             738             71.40%

As of the cut-off date,  the weighted  average Net Mortgage Rate of the mortgage loans was approximately 5.9953% per annum.

                                                                   MORTGAGE RATES OF THE LOANS OF THE GROUP III LOANS
MORTGAGE RATE (%)                                      NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
5.000 - 5.499                                                 5                  $           3,878,948                 1.77%           $  775,790             734             70.09%
5.500 - 5.999                                                73                             42,959,754                 19.65               588,490            739             69.99
6.000 - 6.499                                                182                           103,783,547                 47.46               570,239            739             72.42
6.500 - 6.999                                                83                             51,102,455                 23.37               615,692            733             70.32
7.000 - 7.499                                                17                             12,039,127                 5.51                708,184            747             69.62
7.500 - 7.999                                                10                              4,901,390                 2.24                490,139            724             78.66
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987             738             71.40%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.2758% per annum.

                                                                      ORIGINAL LOAN-TO-VALUE OF THE GROUP III LOANS
ORIGINAL LTV RATIO (%)                                 NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE
                                                                                                                                                          CREDIT SCORE
0.01 - 50.00                                                 22                  $          14,189,821                 6.49%           $  644,992             750
50.01 - 55.00                                                13                              9,525,782                 4.36                732,752            752
55.01 - 60.00                                                25                             19,081,106                 8.73                763,244            753
60.01 - 65.00                                                24                             14,929,815                 6.83                622,076            735
65.01 - 70.00                                                34                             20,622,495                 9.43                606,544            723
70.01 - 75.00                                                56                             37,077,454                 16.96               662,097            733
75.01 - 80.00                                                184                            98,113,148                 44.87               533,224            737
80.01 - 85.00                                                 1                                605,000                 0.28                605,000            720
85.01 - 90.00                                                 8                              3,720,000                 1.70                465,000            733
90.01 - 95.00                                                 3                                800,600                 0.37                266,867            731
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987             738

The weighted  average  loan-to-value  ratio at origination of the mortgage loans was approximately 71.40%.

                                                        GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP III LOANS
STATE                                                  NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
California                                                   190                             $ 108,211,671            49.49%           $  569,535             736             72.44%
Florida                                                      10                                  7,629,645             3.49                762,965            745             64.72
New York                                                      5                                  3,163,500             1.45                632,700            738             69.15
Texas                                                         3                                  1,532,534             0.70                510,845            723             69.90
New Jersey                                                    6                                  3,753,847             1.72                625,641            726             71.51
Georgia                                                       5                                  2,521,802             1.15                504,360            737             74.87
Virginia                                                     26                                 14,920,570             6.82                573,868            730             75.51
Alabama                                                       2                                  1,160,000             0.53                580,000            753             80.00
Arizona                                                      14                                  8,992,116             4.11                642,294            750             74.77
Colorado                                                      7                                  4,848,356             2.22                692,622            743             68.40
Connecticut                                                   3                                  1,577,964             0.72                525,988            716             64.42
District of Columbia                                          1                                    477,900             0.22                477,900            760             80.00
Delaware                                                      2                                  3,625,000             1.66             1,812,500             738             50.51
Hawaii                                                        2                                  1,926,943             0.88                963,472            729             72.60
Illinois                                                      8                                  4,729,452             2.16                591,181            743             68.67
Kentucky                                                      1                                    584,000             0.27                584,000            731             80.00
Massachusetts                                                 5                                  2,650,945             1.21                530,189            745             75.95
Maryland                                                     12                                  8,708,207             3.98                725,684            736             65.82
Michigan                                                      5                                  2,118,644             0.97                423,729            769             74.55
Minnesota                                                     3                                  1,804,777             0.83                601,592            735             74.05
Missouri                                                      1                                    551,489             0.25                551,489            774             80.00
Montana                                                       1                                  1,500,000             0.69              1,500,000            739             50.00
North Carolina                                                4                                  1,831,122             0.84                457,781            773             57.33
New Hampshire                                                 3                                  1,889,800             0.86                629,933            721             67.86
Nevada                                                        5                                  3,354,467             1.53                670,893            737             66.75
Ohio                                                          1                                    568,835             0.26                568,835            696             80.00
Oregon                                                        7                                  3,704,609             1.69                529,230            739             73.99
Pennsylvania                                                  3                                  1,875,000             0.86                625,000            722             61.04
South Carolina                                                3                                  1,224,100             0.56                408,033            716             81.96
Utah                                                          7                                  3,495,836             1.60                499,405            720             72.87
Washington                                                   23                                 12,426,090             5.68                540,265            751             74.23
Kansas                                                        1                                    456,000             0.21                456,000            705             80.00
South Dakota                                                  1                                    850,000             0.39                850,000            769             57.00
TOTAL:                                                       370                        $      218,665,221           100.00%          $    590,987            738             71.40%

                                                                      MORTGAGE LOAN PURPOSE OF THE GROUP III LOANS
LOAN PURPOSE                                           NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
Purchase                                                     134                 $          82,009,927                 37.50%           $  612,014            745             74.31%
Rate/Term Refinance                                          158                            92,576,962                 42.34               585,930            736             69.83
Equity Refinance                                             78                             44,078,332                 20.16               565,107            727             69.27
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987            738             71.40%

                                                                MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP III LOANS
DOCUMENTATION                                          NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
Full/Alternate Documentation                                 180                 $        111,699,588                  51.08%           $  620,553            737             72.51%
Reduced Documentation                                        190                          106,965,632                  48.92               562,977            738             70.24
TOTAL:                                                       370                 $        218,665,221                  100.00%          $  590,987            738             71.40%

                                                                          OCCUPANCY TYPE OF THE GROUP III LOANS
OCCUPANCY TYPE                                         NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
Primary Residence                                            354                 $       207,631,305                  94.95%           $   586,529            737             71.53%
Second/Vacation                                              16                           11,033,916                   5.05                689,620            750             68.95
TOTAL:                                                       370                 $       218,665,221                  100.00%          $   590,987            738             71.40%

                                                                     MORTGAGED PROPERTY TYPES OF THE GROUP III LOANS
PROPERTY TYPE                                          NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
Single-family detached                                       236                 $          138,851,430                63.50%           $  588,354            736             71.13%
Townhouse                                                     2                               1,320,000                0.60                660,000            721             61.23
Condo-Low-Rise(Less than 5 stories)                          29                              16,264,089                7.44                560,831            753             74.30
Condo Mid-Rise (5 to 8 stories)                               1                                 456,000                0.21                456,000            763             80.00
Condo High-Rise (9 stories or more)                           4                               2,183,850                1.00                545,963            764             70.16
Planned Unit Developments (detached)                         87                              54,370,067                24.86               624,943            737             71.86
Planned Unit Developments (attached)                          5                               2,140,700                0.98                428,140            725             68.16
Two-to-four family units                                      5                               2,207,885                1.01                441,577            737             74.63
Leasehold                                                     1                                 871,200                0.40                871,200            739             45.00
TOTAL:                                                       370                 $          218,665,221                100.00%          $  590,987            738             71.40%

                                                                     PREPAYMENT PENALTY TERMS OF THE GROUP III LOANS
PREPAYMENT PENALTY TERM                                NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
None                                                         338                 $         201,968,173                 92.36%           $  597,539            738             71.08%
36 MO PPP                                                    30                             15,642,548                 7.15                521,418            726             75.36
6 MO PPP                                                      1                                199,500                 0.09                199,500            787             57.00
Other                                                         1                                855,000                 0.39                855,000            806             78.00
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987            738             71.40%

"Other" means not 12 months, 24 months, 36 months, 60 months,  and not more than
60 months.

                                                                       INTEREST ONLY TERMS OF THE GROUP III LOANS
INTEREST ONLY TERM                                     NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
None                                                         40                  $          21,321,636                  9.75%           $   533,041            746             67.00%
120 MO IO                                                    136                            77,579,235                  35.48               570,436            736             73.62
60 MO IO                                                     194                           119,764,350                  54.77               617,342            737             70.74
TOTAL:                                                       370                 $         218,665,221                  100.00%          $  590,987            738             71.40%

                                                                           NOTE MARGINS OF THE GROUP III LOANS
NOTE MARGIN (%)                                        NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
2.000 - 2.499                                                257                 $       142,362,846                  65.11%           $  553,941            740             72.45%
2.500 - 2.999                                                112                          76,059,573                  34.78               679,103            734             69.40
3.000 - 3.499                                                 1                              242,802                  0.11                242,802            798             80.00
TOTAL:                                                       370                 $       218,665,221                  100.00%          $  590,987            738             71.40%

As of the cut-off date, the weighted  average note margin of the adjustable rate mortgage loans was approximately 2.4239% per annum.

                                                                      MAXIMUM MORTGAGE RATES OF THE GROUP III LOANS
MAXIMUM MORTGAGE RATE (%)                              NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
10.000 - 10.999                                              77                  $         45,983,702                 21.03%           $  597,191            737             69.85%
11.000 - 11.999                                              265                          155,193,002                 70.97               585,634            738             71.73
12.000 - 12.999                                              27                            17,264,517                 7.90                639,427            740             72.38
13.000 - 13.999                                               1                               224,000                 0.10                224,000            755             80.00
TOTAL:                                                       370                 $        218,665,221                 100.00%          $  590,987            738             71.40%

As of the cut-off  date,  the  weighted  average  maximum  mortgage  rate of the adjustable rate loans was approximately 11.2835% per annum.

                                                                      MINIMUM MORTGAGE RATES OF THE GROUP III LOANS
MINIMUM MORTGAGE RATES (%)                             NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
2.000 - 2.999                                                369                 $       218,422,419                  99.89%           $  591,931            738             71.39%
3.000 - 3.999                                                 1                              242,802                   0.11               242,802            798             80.00
TOTAL:                                                       370                 $       218,665,221                  100.00%          $  590,987            738             71.40%

As of the cut-off  date,  the  weighted  average  minimum  mortgage  rate of the adjustable rate mortgage loans was approximately 2.4239% per annum.

                                                                NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP III LOANS
NEXT INTEREST ADJUSTMENT DATE                          NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
 2011-09                                                      1                  $             224,000                 0.10%            $  224,000            755             80.00%
 2011-11                                                      1                                442,497                 0.20                442,497            757             80.00
 2012-01                                                      1                                654,524                 0.30                654,524            659             80.00
 2012-02                                                      9                              4,551,902                 2.08                505,767            744             67.96
 2012-03                                                     18                             12,189,684                 5.57                677,205            741             66.76
 2012-04                                                     32                             19,461,987                 8.90                608,187            733             73.70
 2012-05                                                     37                             20,403,965                 9.33                551,459            735             73.57
 2012-06                                                     81                             46,321,481                 21.18               571,870            738             71.66
 2012-07                                                     110                            68,667,329                 31.40               624,248            738             71.33
 2012-08                                                     74                             42,228,812                 19.31               570,660            738             70.72
 2012-09                                                      6                              3,519,040                 1.61                586,507            756             69.31
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987            738             71.40%

As of the cut-off date,  the weighted  average  months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 58.
                                                                                  DEBT TO INCOME RATIO
DTI                                                    NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
20.00 or Less                                                10                  $           7,306,861                 3.34%           $   730,686            763             60.18%
20.01 - 25.00                                                12                              7,845,319                 3.59                653,777            743             62.03
25.01 - 30.00                                                28                             18,254,053                 8.35                651,930            739             66.15
30.01 - 35.00                                                50                             30,129,504                 13.78               602,590            742             70.87
35.01 - 40.00                                                94                             53,360,364                 24.40               567,663            739             71.93
40.01 - 45.00                                                99                             55,660,365                 25.45               562,226            734             74.01
45.01 - 50.00                                                74                             42,571,355                 19.47               575,289            728             74.51
50.01 - 55.00                                                 3                              3,537,400                 1.62              1,179,133            781             60.39
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987            738             71.40%

                                                        LOAN GROUP IV: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP IV COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                                  MINIMUM                  MAXIMUM
-------                                                                        -----                                  -------                  -------
Group IV Current Principal Balance                                                                    $96,483,942.12              $164,000.00       $1,752,102.99
Number of Mortgage Loans                                                                                         159

Average Current Principal Balance                                                                        $606,817.25
Weighted Average Original Loan-to-Value                                                                       72.67%                   12.00%              95.00%
Weighted Average Mortgage Rate                                                                                 6.07%                    5.25%               7.75%
Weighted Average Net Mortgage Rate                                                                             5.81%                    5.00%               7.50%
Weighted Average Note Margin                                                                                   2.56%                    2.25%               3.13%
Weighted Average Maximum Mortgage Rate                                                                        11.07%                   10.25%              12.75%
Weighted Average Minimum Mortgage Rate                                                                         2.56%                    2.25%               3.13%
Weighted Average Term to Next Rate Adjustment Date (months)                                                       82                       76                  84
Weighted Average Remaining Term to Stated Maturity (months)                                                      358                      352                 360
Weighted Average Credit Score                                                                                    746                      654                 813

Weighted Average reflected in Total
                                                                                                                      PERCENT OF CUT-OFF DATE
                                                                                               RANGE                  PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                             100.00%
                                                                               Fixed                                                    0.00%

Lien                                                                           First                                                  100.00%
                                                                               Second                                                   0.00%

Property Type                                                                  Single Family (detached)                                63.46%
                                                                               Townhouse/rowhouse                                       0.26%
                                                                               Condo under 5 stories                                   10.56%
                                                                               Detached PUD                                            22.73%
                                                                               Attached PUD                                             2.99%
                                                                               Two-to-four family units                                 0.00%

Occupancy Status                                                               Primary Residence                                       96.54%
                                                                               Second/Vacation                                          3.46%
                                                                               Non Owner Occupied                                       0.00%

Documentation Type                                                             Full/Alternate Documentation                            56.97%
                                                                               Reduced Documentation                                   43.03%

Loans with Prepayment penalties                                                                                                         4.31%

Interest Only Percentage                                                                                                               83.43%

                                                                             LIEN POSITION OF THE GROUP IV LOANS
LIEN POSITION                                                     NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
First Lien                                                              159                   $         96,483,942            100.00%         $  606,817             746            72.67%
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

                                                                              PRODUCT TYPE OF THE GROUP IV LOANS
PRODUCT TYPE                                                      NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
7YR Hybrid                                                               26                   $         15,793,809             16.37%         $  607,454            747            71.85%
7YR Hybrid 40/30 Balloon                                                 1                                 192,000             0.20              192,000            760            80.00
7YR Hybrid IO                                                           132                             80,498,133            83.43              609,834            746            72.81
TOTAL:                                                                  159                   $         96,483,942           100.00%          $  606,817            746            72.67%

                                                               CREDIT SCORE DISTRIBUTION OF THE GROUP IV LOANS
CREDIT SCORE RANGE                                                NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE
                                                                                                                                                                 ORIGINAL LTV
640 - 659                                                                3                    $           2,836,103            2.94%          $   945,368           70.73%
660 - 679                                                                5                                2,491,764            2.58               498,353           77.66
680 - 699                                                                16                               8,742,911            9.06               546,432           71.49
700 - 719                                                                20                              13,113,906            13.59              655,695           70.55
720 - 739                                                                24                              13,888,742            14.39              578,698           74.00
740 - 759                                                                22                              12,265,242            12.71              557,511           76.42
760 or Greater                                                           69                              43,145,274            44.72              625,294           71.89
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817           72.67%

As of the cut-off date, the weighted  average Credit Score of the mortgage loans will be approximately 746.

                                                               ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP IV LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                                NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
100,001 to 200,000                                                       3                    $             536,317            0.56%          $  178,772            773            80.61%
200,001 to 300,000                                                       2                                  546,857            0.57              273,428            734            86.52
300,001 to 400,000                                                       2                                  668,971            0.69              334,485            759            88.19
400,001 to 500,000                                                       53                              24,807,291            25.71             468,062            734            75.59
500,001 to 600,000                                                       44                              23,938,151            24.81             544,049            749            75.07
600,001 to 700,000                                                       18                              11,661,303            12.09             647,850            745            71.56
700,001 to 800,000                                                       10                               7,573,127            7.85              757,313            763            69.27
800,001 to 900,000                                                       11                               9,338,080            9.68              848,916            761            70.53
900,001 to 1,000,000                                                     12                              11,496,352            11.92             958,029            759            67.30
1,100,001 to 1,200,000                                                   1                                1,170,000            1.21            1,170,000            700            75.00
1,400,001 to 1,500,000                                                   2                                2,995,390            3.10            1,497,695            738            65.51
1,700,001 to 1,800,000                                                   1                                1,752,103            1.82            1,752,103            658            65.00
TOTAL:                                                                  159                   $          96,483,942            100.00%        $  606,817            746            72.67%

As of the cut-off date,  the average  unpaid  principal  balance of the mortgage loans will be approximately $606,817.

                                                                           NET MORTGAGE RATES OF THE GROUP IV LOANS
NET MORTGAGE RATES (%)                                            NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
5.000 - 5.499                                                            33                   $          23,525,627            24.38%         $   712,898            748            71.95%
5.500 - 5.999                                                            70                              42,324,185            43.87              604,631            752            70.53
6.000 - 6.499                                                            35                              19,434,031            20.14              555,258            740            76.56
6.500 - 6.999                                                            14                               7,756,899            8.04               554,064            743            73.28
7.000 - 7.499                                                            4                                1,646,700            1.71               411,675            696            75.56
7.500 - 7.999                                                            3                                1,796,500            1.86               598,833            688            85.00
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

As of the cut-off date,  the weighted  average Net Mortgage Rate of the mortgage loans was approximately 5.8075% per annum.

                                                                      MORTGAGE RATES OF THE LOANS OF THE GROUP IV LOANS
MORTGAGE RATE (%)                                                 NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
5.000 - 5.499                                                            7                    $           5,666,739            5.87%          $   809,534            775            71.19%
5.500 - 5.999                                                            54                              35,229,878            36.51              652,405            744            70.15
6.000 - 6.499                                                            64                              37,219,033            38.58              581,547            749            73.81
6.500 - 6.999                                                            24                              13,234,592            13.72              551,441            742            74.03
7.000 - 7.499                                                            6                                2,833,200            2.94               472,200            734            76.43
7.500 - 7.999                                                            4                                2,300,500            2.38               575,125            683            83.90
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.0742% per annum.

                                                                         ORIGINAL LOAN-TO-VALUE OF THE GROUP IV LOANS
ORIGINAL LTV RATIO (%)                                            NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE
                                                                                                                                                                 CREDIT SCORE
0.01 - 50.00                                                             7                    $           5,296,202             5.49%          $  756,600            754
50.01 - 55.00                                                            3                                1,792,946             1.86              597,649            791
55.01 - 60.00                                                            7                                4,184,571             4.34              597,796            731
60.01 - 65.00                                                            11                               8,546,979             8.86              776,998            717
65.01 - 70.00                                                            16                              11,449,164            11.87              715,573            750
70.01 - 75.00                                                            20                              12,893,779            13.36              644,689            742
75.01 - 80.00                                                            85                              47,679,469            49.42              560,935            751
80.01 - 85.00                                                            2                                  663,000             0.69              331,500            761
85.01 - 90.00                                                            4                                2,270,404             2.35              567,601            727
90.01 - 95.00                                                            4                                1,707,427             1.77              426,857            742
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746

The weighted  average  loan-to-value  ratio at origination of the mortgage loans was approximately 72.67%.

                                                           GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP IV LOANS
STATE                                                             NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
California                                                               71                         $      42,637,187           44.19%         $  600,524            744            73.94%
Florida                                                                  8                                  5,018,424           5.20              627,303            732            69.98
New York                                                                 2                                  1,271,737           1.32              635,868            778            83.35
Texas                                                                    2                                  1,660,000           1.72              830,000            781            73.89
New Jersey                                                               9                                  4,530,267           4.70              503,363            756            79.40
Virginia                                                                 19                                10,361,625          10.74              545,349            746            73.52
Arizona                                                                  5                                  2,845,264           2.95              569,053            757            79.58
Colorado                                                                 4                                  2,207,682           2.29              551,920            767            69.84
Connecticut                                                              2                                  1,975,000           2.05              987,500            703            72.96
District of Columbia                                                     1                                    559,940           0.58              559,940            692            80.00
Hawaii                                                                   2                                  2,375,000            2.46           1,187,500            756            68.16
Illinois                                                                 3                                  1,755,852           1.82              585,284            755            79.15
Indiana                                                                  1                                    613,838           0.64              613,838            778            80.00
Massachusetts                                                            3                                  1,860,000           1.93              620,000            781            53.89
Maryland                                                                 4                                  2,260,933           2.34              565,233            748            55.10
Michigan                                                                 2                                  1,483,146           1.54              741,573            781            70.48
Missouri                                                                 2                                  2,748,956            2.85           1,374,478            687            67.54
North Carolina                                                           2                                    973,644           1.01              486,822            773            77.95
New Mexico                                                               1                                    164,000           0.17              164,000            788            82.00
Nevada                                                                   1                                    544,000           0.56              544,000            716            64.00
Oregon                                                                   2                                    950,475           0.99              475,238            720            65.97
Pennsylvania                                                             3                                  1,842,801           1.91              614,267            752            72.34
South Carolina                                                           2                                  1,906,000           1.98              953,000            750            54.28
Utah                                                                     1                                    469,805           0.49              469,805            740            68.00
Washington                                                               7                                  3,468,367           3.59              495,481            749            77.07
TOTAL:                                                                  159                         $      96,483,942          100.00%         $  606,817            746            72.67%

                                                                         MORTGAGE LOAN PURPOSE OF THE GROUP IV LOANS
LOAN PURPOSE                                                      NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
Purchase                                                                 74                   $          44,391,643            46.01%         $   599,887             757            76.99%
Rate/Term Refinance                                                      47                              28,146,682            29.17              598,866             735            70.61
Equity Refinance                                                         38                              23,945,617            24.82              630,148             738            67.06
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817             746            72.67%

                                                                   MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP IV LOANS
DOCUMENTATION                                                     NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
Full/Alternate Documentation                                             90                   $         54,966,800             56.97%         $  610,742             742            75.28%
Reduced Documentation                                                    69                             41,517,142            43.03              601,698             751            69.21
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

                                                                             OCCUPANCY TYPE OF THE GROUP IV LOANS
OCCUPANCY TYPE                                                    NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
Primary Residence                                                       154                   $         93,145,516             96.54%         $  604,841             746            72.80%
Second/Vacation                                                          5                               3,338,426             3.46              667,685             751            68.81
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

                                                                        MORTGAGED PROPERTY TYPES OF THE GROUP IV LOANS
PROPERTY TYPE                                                     NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
Single-family detached                                                  100                   $          61,224,643             63.46%         $  612,246            744            71.57%
Townhouse                                                                1                                  254,857             0.26              254,857            764            94.00
Condo-Low-Rise(Less than 5 stories)                                      18                              10,188,306            10.56              566,017            766            76.22
Planned Unit Developments (detached)                                     34                              21,928,512            22.73              644,956            742            72.30
Planned Unit Developments (attached)                                     6                                2,887,625             2.99              481,271            750            84.29
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

                                                                        PREPAYMENT PENALTY TERMS OF THE GROUP IV LOANS
PREPAYMENT PENALTY TERM                                           NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
None                                                                    152                   $         92,325,356             95.69%         $  607,404             746            73.02%
36 MO PPP                                                                7                               4,158,586             4.31              594,084             746            64.88
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

"Other" means not 12 months, 24 months, 36 months, 60 months,  and not more than
60 months.

                                                                          INTEREST ONLY TERMS OF THE GROUP IV LOANS
INTEREST ONLY TERM                                                NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
None                                                                     27                   $          15,985,809             16.57%         $  592,067            747            71.94%
120 MO IO                                                                34                              18,667,290            19.35              549,038            742            73.88
84 MO IO                                                                 98                              61,830,843            64.08              630,927            747            72.49
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

                                                                              NOTE MARGINS OF THE GROUP IV LOANS
NOTE MARGIN (%)                                                   NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
2.000 - 2.499                                                            70                   $         38,063,793             39.45%         $  543,768            744            75.04%
2.500 - 2.999                                                            88                             57,514,149            59.61              653,570            748            71.31
3.000 - 3.499                                                            1                                 906,000             0.94              906,000            723            59.00
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817            746            72.67%

As of the cut-off date, the weighted  average note margin of the adjustable rate mortgage loans was approximately 2.5563% per annum.

                                                                         MAXIMUM MORTGAGE RATES OF THE GROUP IV LOANS
MAXIMUM MORTGAGE RATE (%)                                         NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
10.000 - 10.999                                                          61                   $          40,896,617             42.39%         $  670,436            748            70.29%
11.000 - 11.999                                                          88                              50,453,625            52.29              573,337            747            73.87
12.000 - 12.999                                                          10                               5,133,700             5.32              513,370            711            79.78
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

As of the cut-off  date,  the  weighted  average  maximum  mortgage  rate of the adjustable rate loans was approximately 11.0742% per annum.

                                                                         MINIMUM MORTGAGE RATES OF THE GROUP IV LOANS
MINIMUM MORTGAGE RATES (%)                                        NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
2.000 - 2.999                                                           158                   $         95,577,942             99.06%         $  604,924             746            72.80%
3.000 - 3.999                                                            1                                 906,000             0.94              906,000             723            59.00
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

As of the cut-off  date,  the  weighted  average  minimum  mortgage  rate of the adjustable rate mortgage loans was approximately 2.5563% per annum.

                                                                   NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP IV LOANS
NEXT INTEREST ADJUSTMENT DATE                                     NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
 2013-12                                                                 1                    $             580,000            0.60%          $   580,000            774            80.00%
 2014-01                                                                 1                                  548,734            0.57               803,190            714            62.83
 2014-03                                                                 12                               7,646,889            7.93               637,241            754            75.77
 2014-04                                                                 21                              12,653,860            13.11              602,565            746            72.80
 2014-05                                                                 30                              18,415,219            19.09              613,841            759            73.40
 2014-06                                                                 39                              23,617,500            24.48              605,577            738            71.30
 2014-07                                                                 19                              11,887,400            12.32              625,653            742            75.07
 2014-08                                                                 28                              15,035,198            15.58              536,971            748            75.64
 2014-09                                                                 2                                1,280,000            1.33               640,000            784            42.06
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

As of the cut-off date,  the weighted  average  months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 82.
                                                                                     DEBT TO INCOME RATIO
DTI                                                               NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
20.00 or Less                                                            9                    $           6,582,573            6.82%          $   731,397            738            65.31%
20.01 - 25.00                                                            7                                4,475,809            4.64               639,401            741            70.05
25.01 - 30.00                                                            18                              11,937,667            12.37              663,204            775            69.48
30.01 - 35.00                                                            16                               9,163,073            9.50               572,692            741            71.93
35.01 - 40.00                                                            45                              29,119,510            30.18              647,100            745            70.96
40.01 - 45.00                                                            39                              21,349,079            22.13              547,412            742            76.83
45.01 - 50.00                                                            22                              12,354,577            12.80              561,572            734            77.75
50.01 - 55.00                                                            3                                1,501,655            1.56               500,552            770            74.43
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

                                                        LOAN GROUP V: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP V COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                              MINIMUM                MAXIMUM
-------                                                                        -----                              -------                -------
Group V Current Principal Balance                                                                 $80,367,732.79            $199,086.11       $1,779,999.99
Number of Mortgage Loans                                                                                     124

Average Current Principal Balance                                                                    $648,126.88
Weighted Average Original Loan-to-Value                                                                   71.55%                 36.00%              95.00%
Weighted Average Mortgage Rate                                                                             6.27%                  5.38%               7.50%
Weighted Average Net Mortgage Rate                                                                         6.02%                  5.13%               7.25%
Weighted Average Note Margin                                                                               2.71%                  2.25%               3.13%
Weighted Average Maximum Mortgage Rate                                                                    11.27%                 10.38%              12.50%
Weighted Average Minimum Mortgage Rate                                                                     2.71%                  2.25%               3.13%
Weighted Average Term to Next Rate Adjustment Date (months)                                                  118                    113                 120
Weighted Average Remaining Term to Stated Maturity (months)                                                  358                    353                 360
Weighted Average Credit Score                                                                                741                    640                 811

Weighted Average reflected in Total
                                                                                                                  PERCENT OF CUT-OFF DATE
                                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                       100.00%
                                                                               Fixed                                              0.00%

Lien                                                                           First                                            100.00%
                                                                               Second                                             0.00%

Property Type                                                                  Single Family (detached)                          64.87%
                                                                               Townhouse/rowhouse                                 0.53%
                                                                               Condo under 5 stories                              6.42%
                                                                               Detached PUD                                      26.85%
                                                                               Attached PUD                                       1.34%
                                                                               Two-to-four family units                           0.00%

Occupancy Status                                                               Primary Residence                                 98.77%
                                                                               Second/Vacation                                    1.23%
                                                                               Non Owner Occupied                                 0.00%

Documentation Type                                                             Full/Alternate Documentation                      68.52%
                                                                               Reduced Documentation                             31.48%

Loans with Prepayment penalties                                                                                                   0.00%

Interest Only Percentage                                                                                                         99.30%

                                                                            LIEN POSITION OF THE GROUP V LOANS
LIEN POSITION                                               NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
First Lien                                                        124              $         80,367,733             100.00%         $       648,127            741             71.55%
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

                                                                            PRODUCT TYPE OF THE GROUP V LOANS
PRODUCT TYPE                                                NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
10YR Hybrid                                                        2               $            561,304              0.70%          $       280,652            676             78.23%
10YR Hybrid IO                                                    122                        79,806,429             99.30                   654,151            742             71.51
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

                                                             CREDIT SCORE DISTRIBUTION OF THE GROUP V LOANS
CREDIT SCORE RANGE                                          NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED
                                                                                                                    BALANCE              BALANCE             AVERAGE
                                                                                                                                                          ORIGINAL LTV
640 - 659                                                          3               $           1,072,086              1.33%          $       357,362          80.76%
660 - 679                                                          8                           4,214,994             5.24                    526,874          68.06
680 - 699                                                          18                         11,887,153             14.79                   660,397          70.83
700 - 719                                                          18                         11,793,359             14.67                   655,187          71.55
720 - 739                                                          12                          9,177,864             11.42                   764,822          76.50
740 - 759                                                          13                          9,377,331             11.67                   721,333          66.39
760 or Greater                                                     52                         32,844,945             40.87                   631,634          72.06
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127          71.55%

As of the cut-off date, the weighted  average Credit Score of the mortgage loans will be approximately 741.

                                                              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP V LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                          NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
100,001 to 200,000                                                 1               $             199,086              0.25%          $       199,086            658             75.00%
200,001 to 300,000                                                 1                             298,000             0.37                    298,000            760             45.00
300,001 to 400,000                                                 2                             722,218             0.90                    361,109            687             80.00
400,001 to 500,000                                                 30                         13,957,380             17.37                   465,246            734             75.07
500,001 to 600,000                                                 32                         17,311,028             21.54                   540,970            742             72.89
600,001 to 700,000                                                 19                         12,473,644             15.52                   656,508            752             72.25
700,001 to 800,000                                                 18                         13,343,635             16.60                   741,313            742             68.54
800,001 to 900,000                                                 7                            5,906,333            7.35                    843,762            742             72.58
900,001 to 1,000,000                                               8                            7,876,275            9.80                    984,534            748             68.41
1,000,001 to 1,100,000                                             1                            1,025,000            1.28                  1,025,000            782             62.00
1,100,001 to 1,200,000                                             2                            2,396,000            2.98                  1,198,000            697             72.49
1,500,001 to 1,600,000                                             2                            3,079,134            3.83                  1,539,567            746             62.39
1,700,001 to 1,800,000                                             1                            1,780,000            2.21                  1,780,000            732             80.00
TOTAL:                                                            124              $           80,367,733            100.00%         $       648,127            741             71.55%

As of the cut-off date,  the average  unpaid  principal  balance of the mortgage loans will be approximately $648,127.

                                                                         NET MORTGAGE RATES OF THE GROUP V LOANS
NET MORTGAGE RATES (%)                                      NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
5.000 - 5.499                                                      12              $           7,930,440             9.87%          $        660,870           741             74.80%
5.500 - 5.999                                                      36                         23,796,754             29.61                   661,021           750             69.44
6.000 - 6.499                                                      58                         36,767,485             45.75                   633,922           740             71.66
6.500 - 6.999                                                      13                          7,273,494              9.05                   559,500           726             73.48
7.000 - 7.499                                                      5                           4,599,559              5.72                   919,912           732             73.02
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

As of the cut-off date,  the weighted  average Net Mortgage Rate of the mortgage loans was approximately 6.0228% per annum.

                                                                     MORTGAGE RATES OF THE LOANS OF THE GROUP V LOANS
MORTGAGE RATE (%)                                           NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
5.000 - 5.499                                                      4               $           2,741,711             3.41%          $        685,428           737             74.64%
5.500 - 5.999                                                      20                         12,587,668             15.66                   629,383           742             71.39
6.000 - 6.499                                                      61                         42,143,206             52.44                   690,872           744             70.11
6.500 - 6.999                                                      29                         15,188,592             18.90                   523,745           742             74.10
7.000 - 7.499                                                      9                           6,907,056             8.59                    767,451           720             75.16
7.500 - 7.999                                                      1                             799,500             0.99                    799,500           745             60.00
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%
As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.2737% per annum.

                                                                       ORIGINAL LOAN-TO-VALUE OF THE GROUP V LOANS
ORIGINAL LTV RATIO (%)                                      NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT
                                                                                                                                                              SCORE
0.01 - 50.00                                                       8               $            5,776,280            7.19%          $        722,035           758
50.01 - 55.00                                                      3                            1,893,924            2.36                    631,308           721
55.01 - 60.00                                                      11                           6,741,570            8.39                    612,870           730
60.01 - 65.00                                                      10                           7,621,450            9.48                    762,145           745
65.01 - 70.00                                                      5                            4,320,000            5.38                    864,000           740
70.01 - 75.00                                                      22                          15,047,104            18.72                   683,959           739
75.01 - 80.00                                                      62                          37,387,904            46.52                   603,031           741
85.01 - 90.00                                                      1                              442,000            0.55                    442,000           648
90.01 - 95.00                                                      2                            1,137,500            1.42                    568,750           788
TOTAL:                                                            124              $           80,367,733            100.00%         $       648,127           741

The weighted  average  loan-to-value  ratio at origination of the mortgage loans was approximately 71.55%.

                                                         GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP V LOANS
STATE                                                       NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
California                                                         59                    $      37,663,060           46.86%          $       638,357            739             70.95%
Florida                                                            3                             2,278,825           2.84                    759,608           741             70.72
New York                                                           4                             2,151,248           2.68                    537,812           760             71.26
Texas                                                              3                             4,104,534           5.11                  1,368,178           728             76.88
New Jersey                                                         17                           10,882,000           13.54                   640,118           750             73.26
Georgia                                                            2                             1,376,710           1.71                    688,355           789             78.26
Virginia                                                           3                             1,352,967           1.68                    450,989           701             66.88
Arizona                                                            3                             1,908,000           2.37                    636,000           718             66.86
Colorado                                                           4                             3,042,593           3.79                    760,648           744             73.78
Connecticut                                                        2                             1,172,000           1.46                    586,000           794             80.00
Illinois                                                           3                             1,866,183           2.32                    622,061           763             70.78
Massachusetts                                                      3                             1,653,894           2.06                    551,298           710             61.32
Maryland                                                           1                             1,025,000           1.28                  1,025,000           782             62.00
Montana                                                            3                             1,963,910           2.44                    654,637           770             70.97
North Carolina                                                     1                               442,000           0.55                    442,000           648             88.00
Oregon                                                             1                               479,992           0.60                    479,992           705             80.00
Pennsylvania                                                       2                               993,201           1.24                    496,600           687             46.22
South Carolina                                                     3                             1,944,975           2.42                    648,325           706             67.04
Tennessee                                                          2                             1,330,250           1.66                    665,125           740             76.92
Washington                                                         4                             2,086,389           2.60                    521,597           745             78.09
Wisconsin                                                          1                               650,000           0.81                    650,000           799             80.00
TOTAL:                                                            124                    $      80,367,733           100.00%         $       648,127           741             71.55%

                                                                        MORTGAGE LOAN PURPOSE OF THE GROUP V LOANS
LOAN PURPOSE                                                NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
Purchase                                                           60              $          39,346,958             48.96%          $       655,783           753             73.66%
Rate/Term Refinance                                                25                         17,030,921             21.19                   681,237           732             73.84
Equity Refinance                                                   39                         23,989,854             29.85                   615,124           728             66.47
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

                                                                  MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP V LOANS
DOCUMENTATION                                               NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
Full/Alternate Documentation                                       83              $          55,065,425             68.52%          $       663,439           741             72.92%
Reduced Documentation                                              41                         25,302,308             31.48                   617,129           741             68.57
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

                                                                           OCCUPANCY TYPE OF THE GROUP V LOANS
OCCUPANCY TYPE                                              NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
Primary Residence                                                 121              $         79,381,638             98.77%          $       656,047            741             71.61%
Second/Vacation                                                    3                            986,095             1.23                    328,698            756             66.93
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

                                                                      MORTGAGED PROPERTY TYPES OF THE GROUP V LOANS
PROPERTY TYPE                                               NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
Single-family detached                                             84              $         52,130,676             64.87%          $       620,603           742             70.98%
Townhouse                                                          1                            424,000             0.53                    424,000           705             80.00
Condo-Low-Rise(Less than 5 stories)                                8                          5,157,473             6.42                    644,684           746             69.97
Planned Unit Developments (detached)                               29                        21,580,184             26.85                   744,144           738             73.23
Planned Unit Developments (attached)                               2                          1,075,400             1.34                    537,700           731             70.24
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127           741             71.55%

                                                                      PREPAYMENT PENALTY TERMS OF THE GROUP V LOANS
PREPAYMENT PENALTY TERM                                     NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
None                                                              124              $         80,367,733             100.00%         $       648,127            741             71.55%
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

"Other" means not 12 months, 24 months, 36 months, 60 months,  and not more than
60 months.

                                                                         INTEREST ONLY TERMS OF THE GROUP V LOANS
INTEREST ONLY TERM                                          NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
None                                                               2               $             561,304              0.70%          $       280,652            676             78.23%
120 MO IO                                                         122                         79,806,429             99.30                   654,151            742             71.51
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127            741             71.55%

                                                                            NOTE MARGINS OF THE GROUP V LOANS
NOTE MARGIN (%)                                             NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
2.000 - 2.499                                                      12              $           6,499,662             8.09%           $       541,638           737             64.34%
2.500 - 2.999                                                     110                         72,970,071             90.80                   663,364           742             72.28
3.000 - 3.499                                                      2                             898,000             1.12                    449,000           724             65.04
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

As of the cut-off date, the weighted  average note margin of the adjustable rate mortgage loans was approximately 2.7138% per annum.

                                                                       MAXIMUM MORTGAGE RATES OF THE GROUP V LOANS
MAXIMUM MORTGAGE RATE (%)                                   NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
10.000 - 10.999                                                    24              $          15,329,379             19.07%          $       638,724           741             71.97%
11.000 - 11.999                                                    90                         57,331,798             71.34                   637,020           744             71.17
12.000 - 12.999                                                    10                          7,706,556             9.59                    770,656           723             73.59
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

As of the cut-off  date,  the  weighted  average  maximum  mortgage  rate of the adjustable rate loans was approximately 11.2750% per annum.

                                                                       MINIMUM MORTGAGE RATES OF THE GROUP V LOANS
MINIMUM MORTGAGE RATES (%)                                  NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
2.000 - 2.999                                                     122              $         79,469,733             98.88%          $       651,391            741             71.63%
3.000 - 3.999                                                      2                            898,000             1.12                    449,000            724             65.04
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

As of the cut-off  date,  the  weighted  average  minimum  mortgage  rate of the adjustable rate mortgage loans was approximately 2.7138% per annum.

                                                                 NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP V LOANS
NEXT INTEREST ADJUSTMENT DATE                               NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
 2017-01                                                           1               $              794,114             0.99%          $        794,114           694             39.00%
 2017-02                                                           4                            2,822,102             3.51                    705,526           753             73.46
 2017-03                                                           11                           6,127,824             7.62                    557,075           747             73.79
 2017-04                                                           8                            4,776,537             5.94                    597,067           737             72.69
 2017-05                                                           21                          15,043,602             18.72                   716,362           746             71.98
 2017-06                                                           32                          21,114,506             26.27                   659,828           728             67.87
 2017-07                                                           26                          15,350,021             19.10                   590,385           752             75.77
 2017-08                                                           16                          10,324,203             12.85                   645,263           751             70.67
 2017-09                                                           5                            4,014,825             5.00                    802,965           721             75.78
TOTAL:                                                            124              $           80,367,733             100.00%         $       648,127           741             71.55%

As of the cut-off date,  the weighted  average  months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 118.

                                                                                   DEBT TO INCOME RATIO
DTI                                                         NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
20.00 or Less                                                      5               $           5,431,744             6.76%          $      1,086,349           748             74.83%
20.01 - 25.00                                                      4                           2,961,174             3.68                    740,294           732             71.41
25.01 - 30.00                                                      15                         10,445,742             13.00                   696,383           750             65.93
30.01 - 35.00                                                      18                         11,448,551             14.25                   636,031           742             72.68
35.01 - 40.00                                                      29                         17,793,575             22.14                   613,572           725             70.54
40.01 - 45.00                                                      36                         22,435,171             27.92                   623,199           750             73.54
45.01 - 50.00                                                      13                          7,119,873             8.86                    547,683           732             70.16
50.01 - 55.00                                                      4                           2,731,903             3.40                    682,976           745             75.88
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

   MORTGAGE LOANS IN THE AGGREGATE: PRELIMINARY MORTGAGE POOL CHARACTERISTICS
AGGREGATE COLLATERAL SUMMARY

SUMMARY                                                                                TOTAL                              MINIMUM                 MAXIMUM
-------                                                                                -----                              -------                 -------
Aggregate Current Principal Balance                                                                      $416,736,378.75             $151,000.00        $2,600,000.00
Number of Mortgage Loans                                                                                             700

Average Current Principal Balance                                                                            $595,337.68
Weighted Average Original Loan-to-Value                                                                           71.47%                  12.00%               95.00%
Weighted Average Mortgage Rate                                                                                     6.18%                   4.38%                7.75%
Weighted Average Net Mortgage Rate                                                                                 5.91%                   4.13%                7.50%
Weighted Average Note Margin                                                                                       2.51%                   2.25%                3.13%
Weighted Average Maximum Mortgage Rate                                                                            11.26%                   9.38%               13.75%
Weighted Average Minimum Mortgage Rate                                                                             2.51%                   2.25%                4.63%
Weighted Average Term to Next Rate Adjustment Date (months)                                                           73                       1                  120
Weighted Average Remaining Term to Stated Maturity (months)                                                          358                     338                  360
Weighted Average Credit Score                                                                                        741                     534                  819

Weighted Average reflected in Total
                                                                                                                          PERCENT OF CUT-OFF DATE
                                                                                                     RANGE                PRINCIPAL BALANCE
Product Type                                                                           Hybrid ARM                                        100.00%
                                                                                       Fixed                                               0.00%

Lien                                                                                   First                                             100.00%
                                                                                       Second                                              0.00%

Property Type                                                                          Single Family (detached)                           63.81%
                                                                                       Townhouse/rowhouse                                  0.63%
                                                                                       Condo under 5 stories                               8.09%
                                                                                       Condo 5 to 8 stories                                0.11%
                                                                                       Condo 9 stories or more                             0.52%
                                                                                       Detached PUD                                       24.63%
                                                                                       Attached PUD                                        1.46%
                                                                                       Two-to-four family units                            0.53%
                                                                                       Leasehold                                           0.21%

Occupancy Status                                                                       Primary Residence                                  96.14%
                                                                                       Second/Vacation                                     3.86%
                                                                                       Non Owner Occupied                                  0.00%

Documentation Type                                                                     Full/Alternate Documentation                       56.71%
                                                                                       Reduced Documentation                              43.29%

Loans with Prepayment penalties                                                                                                            5.00%

Interest Only Percentage                                                                                                                  90.36%

                                                                          LIEN POSITION OF THE AGGREGATE LOANS
LIEN POSITION                                                      NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
First Lien                                                               700                  $     416,736,379             100.00%         $595,338            741           71.47%
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338            741           71.47%

                                                                           PRODUCT TYPE OF THE AGGREGATE LOANS
PRODUCT TYPE                                                       NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
10YR Hybrid                                                               2                   $            561,304           0.13%          $280,652           676           78.23%
10YR Hybrid IO                                                           122                            79,806,429          19.15            654,151           742            71.51
1MO ARM IO                                                                1                                251,500          0.06             251,500           798            76.00
1YR ARM                                                                   1                                363,638          0.09             363,638           801            80.00
1YR IO                                                                    1                                465,513          0.11             465,513           534            60.00
3YR Hybrid                                                                2                              1,497,857          0.36             748,928           736            76.33
3YR Hybrid IO                                                            12                              5,237,597          1.26             436,466           741            74.62
5YR Hybrid                                                               36                             19,947,513          4.79             554,098           748            67.26
5YR Hybrid 40/30 Balloon                                                  4                              1,374,123          0.33             343,531           720            63.19
5YR Hybrid IO                                                            330                           197,343,585          47.35            598,011           737            71.87
6MO ARM                                                                   1                                434,284          0.10             434,284           793            74.00
6MO IO                                                                   29                             12,969,095          3.11             447,210           748            61.36
7YR Hybrid                                                               26                             15,793,809          3.79             607,454           747            71.85
7YR Hybrid 40/30 Balloon                                                  1                                192,000          0.05             192,000           760            80.00
7YR Hybrid IO                                                            132                            80,498,133          19.32            609,834           746            72.81
TOTAL:                                                                   700                  $        416,736,379          100.00%         $595,338           741           71.47%

                                                            CREDIT SCORE DISTRIBUTION OF THE AGGREGATE LOANS
CREDIT SCORE RANGE                                                 NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE
                                                                                                                                              BALANCE      ORIGINAL LTV
520 - 539                                                                 1                   $           465,513            0.11%          $465,513           60.00%
640 - 659                                                                 9                             5,773,405            1.39             641,489          72.30
660 - 679                                                                28                            13,412,555            3.22             479,020          73.87
680 - 699                                                                97                            56,448,354            13.55            581,942          71.85
700 - 719                                                                106                           62,976,340            15.11            594,116          72.52
720 - 739                                                                105                           66,598,832            15.98            634,275          72.32
740 - 759                                                                90                            54,156,823            13.00            601,742          69.91
760 or Greater                                                           264                          156,904,558            37.65            594,335          70.88
TOTAL:                                                                   700                  $       416,736,379            100.00%         $595,338          71.47%

As of the cut-off date, the weighted  average Credit Score of the mortgage loans will be approximately 741.

                                                            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                                 NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
100,001 to 200,000                                                       15                   $         2,675,668           0.64%        $   178,378            730           72.26%
200,001 to 300,000                                                       19                             4,865,409           1.17             256,074            748            69.83
300,001 to 400,000                                                       20                             7,149,156           1.72             357,458            750            74.75
400,001 to 500,000                                                       232                          108,068,723           25.93            465,813            734            74.02
500,001 to 600,000                                                       174                           95,114,018           22.82            546,632            745            73.20
600,001 to 700,000                                                       102                           65,392,786           15.69            641,106            738            72.57
700,001 to 800,000                                                       46                            34,297,818           8.23             745,605            746            68.32
800,001 to 900,000                                                       29                            24,737,422           5.94             853,015            754            70.68
900,001 to 1,000,000                                                     39                            37,990,639           9.12             974,119            747            67.36
1,000,001 to 1,100,000                                                    3                             3,138,480           0.75           1,046,160            726            66.60
1,100,001 to 1,200,000                                                    4                             4,765,317           1.14           1,191,329            695            73.74
1,200,001 to 1,300,000                                                    1                             1,295,998           0.31           1,295,998            713            69.00
1,400,001 to 1,500,000                                                    7                            10,447,389           2.51           1,492,484            741            59.40
1,500,001 to 1,600,000                                                    3                             4,639,134           1.11           1,546,378            759            60.91
1,700,001 to 1,800,000                                                    2                             3,532,103           0.85           1,766,051            695            72.56
1,800,001 to 1,900,000                                                    1                             1,881,319           0.45           1,881,319            692            71.00
1,900,001 to 2,000,000                                                    1                             2,000,000           0.48           2,000,000            735            74.00
2,100,001 to 2,200,000                                                    1                             2,145,000           0.51           2,145,000            737            55.00
2,500,001 or greater                                                      1                             2,600,000           0.62           2,600,000            779            57.00
TOTAL:                                                                   700                  $       416,736,379          100.00%       $   595,338            741           71.47%

                                                                        NET MORTGAGE RATES OF THE AGGREGATE LOANS
NET MORTGAGE RATES (%)                                             NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
4.000 - 4.499                                                             4                   $         1,341,050           0.32%          $ 335,262           773           72.45%
4.500 - 4.999                                                            24                            11,279,239           2.71             469,968           753            62.78
5.000 - 5.499                                                            76                            50,022,168           12.00            658,186           742            72.90
5.500 - 5.999                                                            273                          160,533,214           38.52            588,034           745            70.08
6.000 - 6.499                                                            229                          135,139,328           32.43            590,128           739            72.45
6.500 - 6.999                                                            63                            39,951,250           9.59             634,147           731            72.31
7.000 - 7.499                                                            22                            13,872,989           3.33             630,590           731            73.59
7.500 - 7.999                                                             9                             4,597,140           1.10             510,793           707            82.87
TOTAL:                                                                   700                  $       416,736,379           100.00%         $595,338           741           71.47%

As of the cut-off date,  the weighted  average Net Mortgage Rate of the mortgage loans was approximately 5.9096% per annum.

                                                                   MORTGAGE RATES OF THE LOANS OF THE AGGREGATE LOANS
MORTGAGE RATE (%)                                                  NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
4.000 - 4.499                                                             2                   $           505,225           0.12%          $ 252,613           767            77.99%
4.500 - 4.999                                                            14                             5,908,894           1.42             422,064           749            61.46
5.000 - 5.499                                                            32                            19,780,883           4.75             618,153           751            69.37
5.500 - 5.999                                                            153                           94,494,656           22.67            617,612           742            70.24
6.000 - 6.499                                                            313                          185,370,796           44.48            592,239           743            72.13
6.500 - 6.999                                                            138                           80,455,152           19.31            583,008           735            71.64
7.000 - 7.499                                                            32                            21,779,383           5.23             680,606           737            72.26
7.500 - 7.999                                                            16                             8,441,390           2.03             527,587           715            78.39
TOTAL:                                                                   700                  $       416,736,379           100.00%         $595,338           741            71.47%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.1843% per annum.

                                                                      ORIGINAL LOAN-TO-VALUE OF THE AGGREGATE LOANS
ORIGINAL LTV RATIO (%)                                             NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE
0.01 - 50.00                                                             43                   $       27,992,912            6.72%          $ 650,998           752
50.01 - 55.00                                                            22                            14,559,652           3.49             661,802           749
55.01 - 60.00                                                            49                            33,406,714           8.02             681,770           741
60.01 - 65.00                                                            48                            32,524,744           7.80             677,599           734
65.01 - 70.00                                                            64                            40,190,834           9.64             627,982           737
70.01 - 75.00                                                            104                           67,191,507           16.12            646,072           737
75.01 - 80.00                                                            345                          189,524,086           45.48            549,345           741
80.01 - 85.00                                                             3                             1,268,000           0.30             422,667           741
85.01 - 90.00                                                            13                             6,432,404           1.54             494,800           725
90.01 - 95.00                                                             9                             3,645,527           0.87             405,059           754
TOTAL:                                                                   700                  $       416,736,379           100.00%         $595,338           741

The weighted  average  loan-to-value  ratio at origination of the mortgage loans was approximately 71.47%.

                                                        GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE AGGREGATE LOANS
STATE                                                              NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
California                                                               323                      $    190,214,419             45.64%       $588,899           738           72.50%
Florida                                                                  24                             15,717,518           3.77            654,897           739            67.35
New York                                                                 12                              7,026,485          1.69             585,540           751            73.05
Texas                                                                     8                              7,297,068          1.75             912,134           739            74.73
New Jersey                                                               33                             19,816,115           4.76            600,488           747            73.99
Georgia                                                                   7                              3,898,512          0.94             556,930           755            76.07
Virginia                                                                 48                             26,635,163           6.39            554,899           735            74.30
Alabama                                                                   2                              1,160,000          0.28             580,000           753            80.00
Arizona                                                                  25                             14,961,991           3.59            598,480           750            75.08
Colorado                                                                 16                             10,733,630           2.58            670,852           745            69.25
Connecticut                                                               7                              4,724,964          1.13             674,995           730            71.85
District of Columbia                                                      2                              1,037,840          0.25             518,920           723            80.00
Delaware                                                                  2                              3,625,000          0.87           1,812,500           738            50.51
Hawaii                                                                    5                              4,676,943          1.12             935,389           749            69.98
Illinois                                                                 26                             14,217,969           3.41            546,845           745            67.39
Indiana                                                                   1                                613,838          0.15             613,838           778            80.00
Kentucky                                                                  1                                584,000          0.14             584,000           731            80.00
Massachusetts                                                            12                              6,450,340          1.55             537,528           749            65.31
Maryland                                                                 19                             12,829,940           3.08            675,260           744            64.12
Michigan                                                                 14                              6,180,544          1.48             441,467           750            67.04
Minnesota                                                                 4                              2,284,777          0.55             571,194           741            75.30
Missouri                                                                  7                              5,365,339          1.29             766,477           717            69.83
Montana                                                                   4                              3,463,910          0.83             865,977           757            61.89
North Carolina                                                            7                              3,246,766          0.78             463,824           756            67.69
New Hampshire                                                             3                              1,889,800          0.45             629,933           721            67.86
New Mexico                                                                1                                164,000          0.04             164,000           788            82.00
Nevada                                                                    6                              3,898,467          0.94             649,745           734            66.36
Ohio                                                                      1                                568,835          0.14             568,835           696            80.00
Oregon                                                                   10                              5,135,076          1.23             513,508           733            73.07
Pennsylvania                                                              8                              4,711,001          1.13             588,875           727            62.33
South Carolina                                                            9                              5,326,575          1.28             591,842           728            66.33
Tennessee                                                                 2                              1,330,250          0.32             665,125           740            76.92
Utah                                                                      9                              4,429,641          1.06             492,182           722            73.10
Washington                                                               34                             17,980,846           4.31            528,848           750            75.23
Wisconsin                                                                 6                              3,232,817          0.78             538,803           762            66.97
Kansas                                                                    1                                456,000          0.11             456,000           705            80.00
South Dakota                                                              1                                850,000          0.20             850,000           769            57.00
TOTAL:                                                                   700                      $    416,736,379          100.00%         $595,338            741           71.47%

                                                                      MORTGAGE LOAN PURPOSE OF THE AGGREGATE LOANS
LOAN PURPOSE                                                       NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
Purchase                                                                 280                  $     171,193,721             41.08%          $611,406            750           74.88%
Rate/Term Refinance                                                      261                         151,885,417             36.45            581,936           737            69.73
Equity Refinance                                                         159                           93,657,240            22.47            589,039           730            68.04
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338            741           71.47%

                                                                MORTGAGE LOAN DOCUMENTATION TYPES OF THE AGGREGATE LOANS
DOCUMENTATION                                                      NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
Full/Alternate Documentation                                             386                  $     236,337,698             56.71%          $612,274            740           72.85%
Reduced Documentation                                                    314                         180,398,680             43.29            574,518           742            69.65
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338            741           71.47%

                                                                          OCCUPANCY TYPE OF THE AGGREGATE LOANS
OCCUPANCY TYPE                                                     NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
Primary Residence                                                        674                  $     400,663,141             96.14%          $594,456            740           71.58%
Second/Vacation                                                          26                            16,073,238            3.86             618,201           750            68.62
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338            741           71.47%

                                                                     MORTGAGED PROPERTY TYPES OF THE AGGREGATE LOANS
PROPERTY TYPE                                                      NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
Single-family detached                                                   451                  $      265,919,458          63.81%          $589,622           739           70.88%
Townhouse                                                                 5                            2,633,857          0.63             526,771           715            65.20
Condo-Low-Rise(Less than 5 stories)                                      59                           33,715,511          8.09             571,449           755            74.34
Condo Mid-Rise (5 to 8 stories)                                           1                              456,000          0.11             456,000           763            80.00
Condo High-Rise (9 stories or more)                                       4                            2,183,850          0.52             545,963           764            70.16
Planned Unit Developments (detached)                                     161                         102,644,894          24.63            637,546           739            72.08
Planned Unit Developments (attached)                                     13                            6,103,725          1.46             469,517           738            76.16
Two-to-four family units                                                  5                            2,207,885          0.53             441,577           737            74.63
Leasehold                                                                 1                              871,200          0.21             871,200           739            45.00
TOTAL:                                                                   700                  $      416,736,379          100.00%         $595,338           741           71.47%

                                                                     PREPAYMENT PENALTY TERMS OF THE AGGREGATE LOANS
PREPAYMENT PENALTY TERM                                            NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
None                                                                     661                  $     395,880,744             95.00%          $598,912           741            71.38%
36 MO PPP                                                                37                          19,801,134             4.75             535,166           730            73.16
6 MO PPP                                                                  1                             199,500             0.05             199,500           787            57.00
Other                                                                     1                             855,000             0.21             855,000           806            78.00
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338           741            71.47%

"Other" means not 12 months, 24 months, 36 months, 60 months,  and not more than
60 months.

                                                                       INTEREST ONLY TERMS OF THE AGGREGATE LOANS
INTEREST ONLY TERM                                                 NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
None                                                                     73                   $       40,164,527              9.64%          $550,199           746           69.66%
12 MO IO                                                                  1                              465,513             0.11             465,513           534            60.00
120 MO IO                                                                327                         190,693,646             45.76            583,161           740            71.97
36 MO IO                                                                  7                            3,817,500             0.92             545,357           740            72.97
60 MO IO                                                                 194                         119,764,350             28.74            617,342           737            70.74
84 MO IO                                                                 98                           61,830,843             14.84            630,927           747            72.49
TOTAL:                                                                   700                  $      416,736,379             100.00%         $595,338           741           71.47%

                                                                           NOTE MARGINS OF THE AGGREGATE LOANS
NOTE MARGIN (%)                                                    NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
2.000 - 2.499                                                            380                  $     204,618,427             49.10%          $538,470           741           72.05%
2.500 - 2.999                                                            316                        210,071,150             50.41            664,782           740            70.97
3.000 - 3.499                                                             4                           2,046,802             0.49             511,701           732            64.14
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338           741           71.47%

As of the cut-off date, the weighted  average note margin of the adjustable rate mortgage loans was approximately 2.5058% per annum.

                                                                      MAXIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
MAXIMUM MORTGAGE RATE (%)                                          NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
9.000 - 9.999                                                             2                   $          505,225              0.12%          $252,613           767            77.99%
10.000 - 10.999                                                          163                         102,675,210             24.64            629,909           741            70.30
11.000 - 11.999                                                          451                         267,169,654             64.11            592,394           741            72.11
12.000 - 12.999                                                          81                           45,288,006             10.87            559,111           737            70.10
13.000 - 13.999                                                           3                            1,098,284             0.26             366,095           758            77.63
TOTAL:                                                                   700                  $      416,736,379             100.00%         $595,338           741            71.47%

As of the cut-off  date,  the  weighted  average  maximum  mortgage  rate of the adjustable rate loans was approximately 11.2644% per annum.

                                                                      MINIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
MINIMUM MORTGAGE RATES (%)                                         NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
2.000 - 2.999                                                            694                  $     413,590,577             99.25%          $595,952            741            71.52%
3.000 - 3.999                                                             4                           2,046,802             0.49             511,701            732            64.14
4.000 - 4.999                                                             2                           1,099,000             0.26             549,500            701            63.82
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338            741            71.47%

As of the cut-off  date,  the  weighted  average  minimum  mortgage  rate of the adjustable rate mortgage loans was approximately 2.5100% per annum.
                                                                NEXT INTEREST RATE ADJUSTMENT DATE OF THE AGGREGATE LOANS
NEXT INTEREST ADJUSTMENT DATE                                      NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
 2007-09                                                                 15                   $           6,684,464            1.60%          $445,631            755           58.74%
 2007-10                                                                  7                               2,820,873           0.68             402,982           707            66.78
 2007-11                                                                  8                               4,059,555           0.97             507,444           743            63.24
 2008-02                                                                  2                                 555,500           0.13             277,750           794            66.92
 2008-07                                                                  1                                 363,638           0.09             363,638           801            80.00
 2010-02                                                                  4                                 980,097           0.24             245,024           753            78.64
 2010-04                                                                  1                                 472,500           0.11             472,500           721            75.00
 2010-05                                                                  4                               2,174,000           0.52             543,500           747            76.92
 2010-06                                                                  1                                 997,857           0.24             997,857           713            80.00
 2010-07                                                                  1                                 536,000           0.13             536,000           793            80.00
 2010-08                                                                  3                               1,575,000           0.38             525,000           728            65.22
 2011-09                                                                  1                                 224,000           0.05             224,000           755            80.00
 2011-11                                                                  1                                 442,497           0.11             442,497           757            80.00
 2012-01                                                                  1                                 654,524           0.16             654,524           659            80.00
 2012-02                                                                  9                               4,551,902           1.09             505,767           744            67.96
 2012-03                                                                 18                              12,189,684           2.93             677,205           741            66.76
 2012-04                                                                 32                              19,461,987           4.67             608,187           733            73.70
 2012-05                                                                 37                              20,403,965           4.90             551,459           735            73.57
 2012-06                                                                 81                              46,321,481           11.12            571,870           738            71.66
 2012-07                                                                 110                             68,667,329           16.48            624,248           738            71.33
 2012-08                                                                 74                              42,228,812           10.13            570,660           738            70.72
 2012-09                                                                  6                               3,519,040           0.84             586,507           756            69.31
 2013-12                                                                  1                                 580,000           0.14             580,000           774            80.00
 2014-01                                                                  1                                 548,734           0.13             548,734           752            77.00
 2014-02                                                                  6                               4,819,141           1.16             803,190           714            62.83
 2014-03                                                                 12                               7,646,889           1.83             637,241           754            75.77
 2014-04                                                                 21                              12,653,860           3.04             602,565           746            72.80
 2014-05                                                                 30                              18,415,219           4.42             613,841           759            73.40
 2014-06                                                                 39                              23,617,500           5.67             605,577           738            71.30
 2014-07                                                                 19                              11,887,400           2.85             625,653           742            75.07
 2014-08                                                                 28                              15,035,198           3.61             536,971           748            75.64
 2014-09                                                                  2                               1,280,000           0.31             640,000           784            42.06
 2017-01                                                                  1                                 794,114           0.19             794,114           694            39.00
 2017-02                                                                  4                               2,822,102           0.68             705,526           753            73.46
 2017-03                                                                 11                               6,127,824           1.47             557,075           747            73.79
 2017-04                                                                  8                               4,776,537           1.15             597,067           737            72.69
 2017-05                                                                 21                              15,043,602           3.61             716,362           746            71.98
 2017-06                                                                 32                              21,114,506           5.07             659,828           728            67.87
 2017-07                                                                 26                              15,350,021           3.68             590,385           752            75.77
 2017-08                                                                 16                              10,324,203           2.48             645,263           751            70.67
2017-09                                                                   5                               4,014,825           0.96             802,965           721            75.78
TOTAL:                                                                   700                  $         416,736,379           100.00%         $595,338            741           71.47%

As of the cut-off date,  the weighted  average  months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 73.
                                                                                  DEBT TO INCOME RATIO
DTI                                                                NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
20.00 or Less                                                            26                   $        20,195,590            4.85%          $776,753           749            65.61%
20.01 - 25.00                                                            29                            18,095,149           4.34             623,971           746            66.63
25.01 - 30.00                                                            68                            44,159,977           10.60            649,411           751            66.75
30.01 - 35.00                                                            91                            53,981,556           12.95            593,204           742            71.26
35.01 - 40.00                                                            181                          106,314,384           25.51            587,372           738            71.06
40.01 - 45.00                                                            179                          101,525,236           24.36            567,180           739            74.28
45.01 - 50.00                                                            116                           64,693,530           15.52            557,703           731            74.65
50.01 - 55.00                                                            10                             7,770,958           1.86             777,096           766            68.55
TOTAL:                                                                   700                  $       416,736,379           100.00%         $595,338           741            71.47%

CERTAIN TRANSACTION INFORMATION

OFFERED CERTIFICATES:                           The Class I-A, Class II-A, Class III-A, Class IV-A, Class V-A, Class M and Class R Certificates.

UNDERWRITER:

     Residential  Funding  Securities,  LLC, or RFS. RFS will purchase all or a portion of the Class I-A, Class II-A, Class III-A,
     Class IV-A, Class V-A and Class R (other than a de minimis portion thereof)  Certificates on the closing date, subject to the satisfaction of the conditions set forth in the underwriting agreement.

SIGNIFICANT SERVICERS:

          Homecomings Financial, LLC. ("Homecomings"),  a wholly-owned subsidiary of Residential Funding Company, LLC, is expected to  subservice  more than 20% of the group III  loans,  group IV loans and the  mortgage  loans in the  aggregate.  GMAC
          Mortgage,  LLC ("GMACM"),  an affiliate of Residential Funding Company,  LLC, is expected to subservice more than 20% of the group I loans,  group II loans,  group  III  loans,  group IV  loans,  group V loans and the  mortgage  loans in the aggregate. Provident Funding Associates, L.P. ("Provident") is expected to subservice more than 10% but less than 20% of the group II loans, group III loans, group IV loans and the mortgage loans in the aggregate.

SIGNIFICANT ORIGINATORS:

          Homecomings originated 10% or more of the group III loans, group IV loans and the mortgage loans in the aggregate. GMACM originated  10% or more of the group I loans,  group II loans,  group III loans,  group IV loans,  group V loans and the mortgage loans in the aggregate.  Provident  originated more than 10% but less than 20% of the group II loans, group III loans, group IV loans and the mortgage loans in the aggregate.

CUT-OFF DATE:                                   August 1, 2007.

CLOSING DATE:                                   On or about August 30, 2007.

DISTRIBUTION DATE:

          25th of each month, or the next business day if such day is not a business day, commencing September 25, 2007.

FINAL SCHEDULED
DISTRIBUTION DATES:

         The  distribution  date in August 2037. The actual final  distribution  date could be later or substantially earlier.

FORM OF CERTIFICATES:

          Book-entry:  Class I-A, Class II-A,  Class III-A,  Class IV-A,  Class V-A and Class M  Certificates.  Physical:  Class R
          Certificates.

MINIMUM DENOMINATIONS:

          Investors  may hold the  beneficial  interests  in the Class I-A,  Class  II-A,  Class  III-A,  Class IV-A and Class V-A
          Certificates,  other than any class of Interest Only Certificates and Class M-1 Certificates,  in minimum  denominations representing an original  principal  amount of $100,000 and integral  multiples of $1 in excess  thereof.  Class M-2 and
          Class M-3 Certificates in minimum denominations of $250,000 and integral multiples of $1 in excess thereof. Any class of
          Interest Only Certificates: $2,000,000 notional amount. Class R Certificates: 20% percentage interests.

SENIOR CERTIFICATES:

          Class I-A, Class II-A, Class III-A, Class IV-A, Class V-A and Class R Certificates.

SUBORDINATE CERTIFICATES:

          Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3. The  Subordinate  Certificates  will provide credit enhancement to the Senior Certificates.

ERISA:

          Subject to the  considerations  contained in the term sheet  supplement,  the Class I-A, Class II-A, Class III-A,  Class
          IV-A,  Class V-A and Class M Certificates  may be eligible for purchase by persons  investing assets of employee benefit plans or individual  retirement accounts assets.  Sales of the Class R Certificates to such plans or retirement accounts are prohibited, except as permitted in "ERISA Considerations" in the term sheet supplement.

          See "ERISA Considerations" in the term sheet supplement and in the related base prospectus.

SMMEA:

          When issued the offered  certificates rated in at least the second highest rating category by one of the rating agencies will be "mortgage related  securities" for purposes of the Secondary  Mortgage Market Enhancement Act of 1984, or SMMEA,
          and the remaining classes of certificates will not be "mortgage related securities" for purposes of SMMEA.

          See "Legal Investment" in the term sheet supplement and "Legal Investment Matters" in the related base prospectus.

TAX STATUS:

          For federal income tax purposes,  the depositor  will elect to treat the portion of the trust  consisting of the related mortgage loans and certain other segregated assets as one or more real estate mortgage investment conduits.  The offered certificates,  other than the Class R  Certificates,  will  represent  ownership  of regular  interests in a real estate mortgage  investment  conduit and generally  will be treated as  representing  ownership of debt for federal  income tax purposes.  You will be  required  to include  in income all  interest  and  original  issue  discount,  if any,  on such certificates  in accordance  with the accrual method of accounting  regardless of your usual methods of accounting.  For federal  income tax purposes,  the Class R  Certificates  will represent  residual  interests in a real estate  mortgage investment conduit.

          For further  information  regarding  the federal  income tax  consequences  of  investing  in the offered  certificates, including important  information  regarding the tax treatment of the Class R Certificates,  see "Material Federal Income
          Tax Consequences" in the term sheet supplement and in the related base prospectus.

CREDIT ENHANCEMENT

          Credit  enhancement  for the  Senior  Certificates  will be  provided  by the  subordination  of the Class M and Class B
          Certificates,  as and to the  extent  described  in the  term  sheet  supplement.  Credit  enhancement  for the  Class M
          Certificates will be provided by the subordination of the Class M Certificates with a lower payment priority and Class B
          Certificates, as and to the extent described in the term sheet supplement. Realized losses on the mortgage loans will be allocated to the Class B-3 Certificates,  then to the Class B-2 Certificates,  then to the Class B-1 Certificates,  then the Class M-3 Certificates,  then to the Class M-2 Certificates,  and then to the Class M-1 Certificates,  to the extent such class has a certificate principal balance greater than zero. When this occurs, the certificate principal balance of the class to which the loss is allocated is reduced, without a corresponding payment of principal.

          If the aggregate certificate  principal balance of the Subordinate  Certificates has been reduced to zero, losses on the mortgage  loans in a loan group will be  allocated  among the  related  Senior  Certificates  in  accordance  with their respective remaining certificate  principal balances or accrued interest,  subject to the special rules described in the term sheet supplement.

          See "Description of the Certificates--Allocation of Losses; Subordination" in the term sheet supplement.

ADVANCES

          For any month,  if the Master  Servicer  does not  receive the full  scheduled  payment on a mortgage  loan,  the Master
          Servicer will advance funds to cover the amount of the scheduled payment that was not made. However, the Master Servicer will advance funds only if it determines  that the advance will be  recoverable  from future  payments or collections on that mortgage loan.

          See "Description of the Certificates--Advances" in the term sheet supplement.

OPTIONAL TERMINATION

          On any distribution  date on which the aggregate  outstanding  principal balance of the mortgage loans as of the related determination  date is less than 10% of their  aggregate  stated  principal  balance as of the cut-off date,  the master servicer may, but will not be required to:

            o           purchase from the trust all of the remaining mortgage loans, causing an early retirement of the certificates; or

            o           purchase all of the certificates.

          Under either type of optional purchase,  holders of the outstanding certificates are entitled to receive the outstanding certificate  principal balance of the certificates in full with accrued interest,  as and to the extent described in the term sheet supplement.  However,  any optional purchase of the remaining mortgage loans may result in a shortfall to the holders of the most subordinate  classes of certificates  outstanding,  if the trust then holds properties acquired from foreclosing  upon defaulted  loans.  In either case,  there will be no  reimbursement  of losses or interest  shortfalls allocated to the certificates.

          See  "Pooling  and  Servicing  Agreement--Termination"  in the term sheet  supplement  and "The  Pooling  and  Servicing
          Agreement--Termination; Retirement of Certificates" in the related base prospectus.

PRIORITY OF DISTRIBUTIONS AMONG OFFERED CERTIFICATES

          General principles  underlying priority of distributions among the offered certificates are set forth under "Description of  the  Certificates--Glossary  of  Terms,"  "--Interest  Distributions,"  "--Principal  Distributions  on  the  Senior
          Certificates," "--Principal Distributions on the Class M Certificates" and, if applicable, "--Principal Distributions on
          Certain Classes of Insured Certificates" in the term sheet supplement.

CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

          A description of certain yield and prepayment considerations  applicable to the offered certificates,  including certain special yield and prepayments  considerations  applicable to any class included in any applicable special categories and designations of the offered certificates,  are set forth under "Certain Yield and Prepayment Considerations" in the term sheet supplement and "Yield Considerations" and "Maturity and Prepayment Considerations" in the related base prospectus.

          The categories and designations of the offered  certificates of any class of the offered certificates will be more fully described in the term sheet supplement.

FILED PURSUANT TO RULE 433 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TERM SHEET SUPPLEMENT
For use with base prospectus dated April 6, 2007

                                  RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                                                     DEPOSITOR
                                         (COMMISSION FILE NO. 333-140614)

                                         RESIDENTIAL FUNDING COMPANY, LLC
                                            SPONSOR AND MASTER SERVICER

                                                    SA PROGRAM
                                        MORTGAGE PASS THROUGH CERTIFICATES
                                               (ISSUABLE IN SERIES)

THE TRUSTS

Each RFMSI trust, also referred to as the issuing entity,  will be established to hold assets  transferred to it by the depositor.  The assets of each trust will be specified in the  prospectus  supplement for the related series of certificates  and will generally  consist of a pool of one- to four family  residential  first lien mortgage loans, divided into two or more loan groups.  The mortgage loans will be master serviced by Residential  Funding  Company,
LLC.

THE CERTIFICATES

The certificates  will be issued in series,  each having its own designation.  Each series will be issued in one or more  classes  of senior  certificates  and one or more  classes  of  subordinated  certificates.  Each  class will evidence  beneficial  ownership of, and the right to a specified  portion of future payments on, the mortgage loans and any other assets  included in the related  trust.  A term sheet may accompany  this term sheet  supplement  for any series and may set forth  additional  information  about the mortgage loans, the certificates and the trust for that series.

-------------------------------------------------------------------------------------------------------------------
YOU SHOULD CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-7 IN THIS TERM SHEET SUPPLEMENT.
-------------------------------------------------------------------------------------------------------------------

THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A BASE  PROSPECTUS)  WITH THE SECURITIES AND EXCHANGE
COMMISSION,  OR SEC, FOR THE OFFERING TO WHICH THIS COMMUNICATION  RELATES.  BEFORE YOU INVEST, YOU SHOULD READ THE
BASE  PROSPECTUS IN THAT  REGISTRATION  STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE
COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE OFFERING.  YOU MAY GET THESE  DOCUMENTS AT NO CHARGE BY VISITING
EDGAR  ON THE  SEC  WEB  SITE  AT  WWW.SEC.GOV.  ALTERNATIVELY,  THE  DEPOSITOR,  ANY  UNDERWRITER  OR  ANY  DEALER
PARTICIPATING  IN THE OFFERING  WILL ARRANGE TO SEND YOU THE  PROSPECTUS  AT NO CHARGE IF YOU REQUEST IT BY CALLING
THE TOLL-FREE NUMBER SET FORTH IN THE PROSPECTUS SUPPLEMENT FOR ANY CLASS OF CERTIFICATES RELATED TO THE OFFERING.

                                                  AUGUST 28, 2007

THIS TERM SHEET  SUPPLEMENT  IS NOT  REQUIRED  TO, AND DOES NOT,  CONTAIN  ALL  INFORMATION  THAT IS REQUIRED TO BE
INCLUDED IN THE  PROSPECTUS  AND THE  PROSPECTUS  SUPPLEMENT  FOR ANY SERIES.  THE  INFORMATION  IN THIS TERM SHEET
SUPPLEMENT IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE  INFORMATION IN THIS TERM SHEET  SUPPLEMENT,  IF CONVEYED PRIOR TO THE TIME OF YOUR  CONTRACTUAL  COMMITMENT TO
PURCHASE  ANY OF THE  OFFERED  CERTIFICATES,  SUPERSEDES  INFORMATION  CONTAINED  IN ANY PRIOR  SIMILAR  TERM SHEET
SUPPLEMENT AND ANY OTHER FREE WRITING PROSPECTUS RELATING TO THOSE OFFERED CERTIFICATES.

THIS TERM SHEET  SUPPLEMENT  AND ANY RELATED TERM SHEET FOR A SERIES IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF
AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

NEITHER THE SECURITIES AND EXCHANGE  COMMISSION NOR ANY STATE SECURITIES  COMMISSION HAS APPROVED OR DISAPPROVED OF
THE  OFFERED  CERTIFICATES  OR  DETERMINED  THAT THIS TERM SHEET  SUPPLEMENT,  ANY TERM SHEET FOR ANY SERIES OR THE
RELATED BASE PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE  ATTORNEY  GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR  ENDORSED  THE  MERITS OF THIS  OFFERING.  ANY
REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE  CERTIFICATES OF ANY SERIES  REPRESENT  INTERESTS ONLY IN THE RELATED TRUST, AS THE ISSUING ENTITY,  AND DO NOT
REPRESENT  INTERESTS IN OR  OBLIGATIONS  OF  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES I, INC., AS THE  DEPOSITOR,
RESIDENTIAL FUNDING COMPANY, LLC, AS THE SPONSOR, OR ANY OF THEIR AFFILIATES.

                                              EUROPEAN ECONOMIC AREA

In relation to each Member State of the European  Economic Area which has  implemented  the  Prospectus  Directive, each referred to in this term sheet  supplement as a Relevant  Member State,  each  underwriter  will represent and agree that with effect  from and  including  the date on which the  Prospectus  Directive  is  implemented  in that
Relevant Member State,  referred to in this term sheet supplement as the Relevant  Implementation  Date, it has not made and will not make an offer of any class of  certificates  with a minimum  denomination  less than  $100,000 to the public in that Relevant Member State prior to the  publication of a prospectus in relation to the  certificates which has been approved by the competent  authority in that Relevant Member State or, where  appropriate,  approved in another  Relevant  Member State and notified to the competent  authority in that Relevant  Member State,  all in accordance  with the  Prospectus  Directive,  except  that it may,  with  effect from and  including  the  Relevant
Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

(a)      to legal  entities  which are  authorized or regulated to operate in the  financial  markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)      to any legal  entity  which has two or more of (1) an  average of at least 250  employees  during the last financial  year;  (2) a total  balance  sheet of more than(euro)43,000,000  and (3) an annual net turnover of more than(euro)50,000,000, as shown in its last annual or consolidated accounts; or

(c)      in any other  circumstances  which do not require the  publication by the issuer of a prospectus  pursuant to Article 3 of the Prospectus Directive.

For the  purposes  of the  preceding  paragraph,  (i) "offer of  certificates  to the  public" in  relation  to any certificates  in any  Relevant  Member  State means the  communication  in any form and by any means of  sufficient information on the terms of the offer and the  certificates  to be offered so as to enable an investor to decide to purchase  or  subscribe  the  certificates,  as the  same  may be  varied  in  that  Member  State  by any  measure implementing  the  Prospectus  Directive in that Member State,  and (ii)  "Prospectus  Directive"  means  Directive
2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                                  UNITED KINGDOM

Each underwriter for any series of certificates will represent and agree that:

(a)      it has  only  communicated  or  caused  to be  communicated  and  will  only  communicate  or  cause to be communicated  an  invitation  or  inducement  to engage in  investment  activity  (within  the  meaning of
         Section 21 of the Financial  Services and Markets Act,  referred to in this term sheet supplement as FSMA)
         received  by it in  connection  with  the  issue or sale of the  certificates  in  circumstances  in which
         Section 21(1) of the FSMA does not apply to the issuing entity; and

(b)      it has complied and will comply with all  applicable  provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

            IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THE PROSPECTUS SUPPLEMENT FOR ANY CLASS OF
           OFFERED CERTIFICATES, THIS TERM SHEET SUPPLEMENT AND THE RELATED BASE PROSPECTUS WITH RESPECT
                                       TO ANY SERIES OF OFFERED CERTIFICATES

We provide  information to you about any series of offered  certificates  in three or more separate  documents that provide progressively more detail:

         -        the related base prospectus,  which provides general information,  some of which may not apply to your series of offered certificates;

         -        this term sheet  supplement,  which provides  general  information  about series of  certificates issued  pursuant to the  depositor's  "Jumbo A" floating rate program or the SA Program,  some of which may not apply to your series of offered certificates; and

         -        one or more term sheets,  which may  describe  terms  applicable  to the classes of the series of offered  certificates  described  therein,  may  provide  a  description  of  certain  collateral stipulations  regarding  the mortgage  loans and the parties to the  transaction  and may provide other information related to your series of certificates.

The registration statement to which this offering relates is Commission File Number 333-140614.

The  depositor's  principal  offices  are  located at 8400  Normandale  Lake  Boulevard,  Suite  250,  Minneapolis,
Minnesota 55437 and its telephone number is (952) 857-7000.

THE  INFORMATION IN THIS TERM SHEET  SUPPLEMENT,  IF CONVEYED PRIOR TO THE TIME OF YOUR  CONTRACTUAL  COMMITMENT TO
PURCHASE ANY OF THE CERTIFICATES,  SUPERSEDES ANY INFORMATION  CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO
THE  CERTIFICATES.  THE INFORMATION IN THIS TERM SHEET  SUPPLEMENT IS PRELIMINARY,  AND IS SUBJECT TO COMPLETION OR
CHANGE.  THIS TERM SHEET  SUPPLEMENT  IS BEING  DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH  INFORMATION  ABOUT THE
OFFERING OF THE  CERTIFICATES  REFERRED TO IN THIS TERM SHEET  SUPPLEMENT  AND TO SOLICIT AN OFFER TO PURCHASE  THE
CERTIFICATES,  WHEN,  AS AND IF ISSUED.  ANY SUCH OFFER TO PURCHASE  MADE BY YOU WILL NOT BE ACCEPTED  AND WILL NOT
CONSTITUTE A CONTRACTUAL  COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES,  UNTIL WE HAVE ACCEPTED YOUR OFFER
TO PURCHASE CERTIFICATES.

THE  CERTIFICATES  REFERRED TO IN THESE MATERIALS ARE BEING SOLD WHEN, AS AND IF ISSUED.  THE ISSUING ENTITY IS NOT
OBLIGATED TO ISSUE SUCH  CERTIFICATES  OR ANY SIMILAR  SECURITY AND THE  UNDERWRITER'S  OBLIGATION  TO DELIVER SUCH
CERTIFICATES IS SUBJECT TO THE TERMS AND CONDITIONS OF THE  UNDERWRITING  AGREEMENT WITH THE ISSUING ENTITY AND THE
AVAILABILITY  OF SUCH  CERTIFICATES  WHEN, AS AND IF ISSUED BY THE ISSUING  ENTITY.  YOU ARE ADVISED THAT THE TERMS
OF THE CERTIFICATES,  AND THE  CHARACTERISTICS OF THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER
THINGS,  TO THE  POSSIBILITY  THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME  DELINQUENT OR DEFAULTED OR MAY
BE REMOVED OR REPLACED  AND THAT  SIMILAR OR  DIFFERENT  MORTGAGE  LOANS MAY BE ADDED TO THE POOL,  AND THAT ONE OR
MORE CLASSES OF CERTIFICATES MAY BE SPLIT,  COMBINED OR ELIMINATED).  YOU ARE ADVISED THAT  CERTIFICATES MAY NOT BE
ISSUED THAT HAVE THE  CHARACTERISTICS  DESCRIBED IN THESE  MATERIALS.  THE  UNDERWRITER'S  OBLIGATION  TO SELL SUCH
CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS AND CERTIFICATES HAVING THE  CHARACTERISTICS  DESCRIBED IN
THESE  MATERIALS.  IF FOR ANY REASON THE ISSUING ENTITY DOES NOT DELIVER SUCH  CERTIFICATES,  THE UNDERWRITER  WILL
NOTIFY YOU, AND NEITHER THE ISSUING  ENTITY NOR ANY  UNDERWRITER  WILL HAVE ANY OBLIGATION TO YOU TO DELIVER ALL OR
ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE COMMITTED TO PURCHASE.

                  TABLE OF CONTENTS

         Primary Mortgage Insurance and Primary Hazard

         Distributions on Certain Classes of
         Exchangeable Certificates ..............S-50

         Interest Distributions..................S-50

         Principal Distributions on the Senior
         Certificates ...........................S-52

         Principal Distributions on Certain Classes
         of Insured Certificates ................S-54

         Principal Distributions on the Class M
         Certificates ...........................S-58

         Allocation of Losses; Subordination.....S-61

         Advances S-67

         Realized Losses and Interest Shortfalls.S-73

         Purchase Price..........................S-75

         Pass-Through Rates......................S-75

         Principal Only Certificate and Interest
         Only Certificate Yield Considerations   S-75

         Class M-2 and Class M-3 Certificate Yield
         Considerations .........................S-76

         Additional Yield Considerations Applicable

         Servicing and Other Compensation and

         Special Tax Considerations Applicable to
         Exchangeable Certificates ..............S-89

         Special Tax Considerations Applicable to
         Residual Certificates ..................S-89

         Tax Return Disclosure and Investor List

                                                        RISK FACTORS

         The offered  certificates  of any series are not suitable  investments  for all investors.  In particular, you should not purchase any class of offered certificates unless you understand the prepayment,  credit,  liquidity and market risks associated with that class.

         The offered  certificates  are complex  securities.  You should possess,  either alone or together with an investment  advisor,  the expertise  necessary to evaluate the information  contained in this term sheet supplement and the related base prospectus in the context of your financial situation and tolerance for risk.

         The  mortgage  loans  included in the trust  established  for any series will be divided  into two or more loan  groups.  The risks  associated  with an  investment  in  different  classes  of offered  certificates  may be different as a result of the characteristics of the specific loan group to which the offered certificates relate.

         You should carefully  consider,  among other things, the following factors in connection with the purchase of the offered certificates:

RISK OF LOSS

Underwriting standards may        Generally,  the mortgage loans have been originated  using  underwriting  standards
affect risk of loss on the        that conform to those published in Residential Funding Company,  LLC's Client Guide
mortgage loans.                   for the "Jumbo A" program.  Applying these standards creates  additional risks that realized losses on the mortgage loans will be allocated to certificateholders.
                                  Examples include the following:
                                  o    mortgage loans secured by non-owner occupied  properties may present a greater risk that the borrower  will stop making  monthly  payments if the  borrower's financial condition deteriorates;
                                  o    mortgage loans with principal balances greater than the applicable conforming balance of Fannie Mae and Freddie Mac may present a risk of a greater loss if the borrower's financial condition deteriorates;
                                  o    mortgage loans that have loan-to-value ratios at origination of more than 80%
                                       of the value of the mortgaged property may have an increased risk that the value of the mortgaged property will not be sufficient to satisfy these mortgage loans upon foreclosure;
                                  o    mortgage loans underwritten through the use of an automated underwriting system may not require the delivery of all or a portion of the related credit files, which increases the risk that the borrower's credit worthiness is not accurately represented;
                                  o    mortgage loans with graduated monthly payments, which are initially less than the amount necessary to fully amortize the mortgage loan but increase over time may result in circumstances where increases in the borrower's income may not be sufficient to cover increases in the payment requirements; and
                                  Subject to some limitations, the mortgage loans with loan-to-value ratios over 80%
                                  are expected to be insured by primary mortgage insurance to the extent described in this term sheet supplement.  However, if the insurer is unable to pay a claim, the amount of loss incurred on those loans may be increased.
                                  In addition, in determining loan-to-value ratios for certain mortgage loans, the value of the related mortgaged property may be based on an appraisal that is up to
                                  24 months old if there is a supporting broker's price opinion, automated valuation, drive-by appraisal or other certification of value.  If such an appraisal does not reflect current market values and such market values have declined, the likelihood that proceeds from a sale of the mortgaged property may be insufficient to repay the mortgage loan is increased.
                                  See "The Trusts--The Mortgage Loans " and "Certain Legal Aspects of Mortgage Loans"
                                  in the related base prospectus.
The return on your certificates   The  Servicemembers  Civil  Relief  Act, as  amended,  or the Relief Act,  provides
could be reduced by shortfalls    relief to borrowers who enter active  military  service and to borrowers in reserve
due to the Servicemembers Civil   status  who are  called to active  duty  after the  origination  of their  mortgage
Relief Act.                       loan.  Current or future military  operations of the United States may increase the number of  borrowers  who are in active  military  service,  including  persons  in reserve  status who have been called or will be called to active  duty.  The Relief
                                  Act provides  generally that a borrower who is covered by the Relief Act may not be charged  interest on a mortgage loan in excess of 6% per annum during the period of the borrower's active duty. Any resulting  interest  shortfalls are not required to be  paid  by the  borrower  at  any  future  time.  The  master  servicer  for  the applicable  series of certificates will not be required to advance these shortfalls as  delinquent  payments,  and the  shortfalls  will not be  covered by any form of credit enhancement on the certificates.  Interest  shortfalls on the mortgage loans included  in the trust  established  for any series due to the  application  of the
                                  Relief  Act or similar  legislation  or  regulations  will be applied to reduce the accrued  interest on each  interest-bearing  class of certificates  related to that mortgage loan on a pro rata basis.
                                  The Relief Act also limits the ability of the  servicer to  foreclose on a mortgage loan during the  borrower's  period of active  duty and,  in some cases,  during an additional  three  month  period  thereafter.  As a result,  there may be delays in payment and  increased  realized  losses on the  mortgage  loans.  Those delays and increased  realized  losses on the  mortgage  loans in any loan group will be borne primarily by the class of related  certificates  of that series with a  certificate principal  balance greater than zero with the lowest payment  priority,  other than any class of certificates  of any series covered by a financial  guaranty policy as and to the extent set forth in the prospectus supplement for that class.
                                  We do not know how many mortgage  loans included in any loan group have been or may be  affected  by the  application  of the  Relief  Act or  similar  legislation  or regulations.
                                  See the  definition  of Accrued  Certificate  Interest  under  "Description  of the
                                  Certificates--Glossary  of Terms" in this term sheet  supplement  and "Certain Legal
                                  Aspects of Mortgage  Loans--Servicemembers  Civil  Relief  Act" in the related  base prospectus.
The return on your certificates   Realized  losses on the  mortgage  loans may occur due to a wide variety of causes,
may be affected by realized       including  a decline  in real  estate  values  as well as  adverse  changes  in the
losses on the mortgage loans in   borrower's  financial  condition.  A decline  in real  estate  values  or  economic
the related mortgage loan         conditions  nationally  or in  the  regions  where  the  mortgaged  properties  are
group, which could occur due to   concentrated may increase the risk of realized losses on the mortgage loans.
a variety of causes.
The return on your certificates   One  risk  of  investing   in   mortgage-backed   securities   is  created  by  any
may be particularly sensitive     concentration of the related properties in one or more geographic  regions.  If the
to changes in real estate         regional  economy or housing  market  weakens  in any region  having a  significant
markets in specific regions.      concentration  of properties  underlying the mortgage loans in any loan group,  the mortgage  loans in that region may experience  high rates of loss and  delinquency, resulting in losses to holders of the related  series of  certificates.  A region's economic  condition and housing market may also be adversely  affected by a variety of events,  including  natural disasters such as earthquakes,  hurricanes,  floods, tornadoes and eruptions,  civil  disturbances such as riots, by disruptions such as ongoing power  outages,  or terrorist  actions or acts of war. The economic  impact of any of those  events may also be felt in areas  beyond  the  region  immediately affected by the disaster or  disturbance.  The  properties  underlying the mortgage loans  included  in any loan  group  may be  concentrated  in these  regions.  This concentration  may result in greater  losses to  holders of the  certificates  than those  generally  present  for  similar  mortgage-backed  securities  without  that concentration.
The return on your certificates   Except  as is  otherwise  set  forth in the  prospectus  supplement  for a class of
will be reduced if realized       certificates,  the only credit enhancement for any class of senior  certificates in
losses exceed the credit          any certificate group will be the  subordination  provided by the Class M and Class
enhancement available to your     B Certificates  related to that certificate group (and with respect to any class of
certificates.                     super  senior  certificates,  the  subordination  provided by the related  class or classes of senior  support  certificates,  and with respect to any class of insured certificates,  of any series,  the credit  enhancement  provided  by the  financial guaranty  insurance policy and any applicable reserve fund as and to the extent set forth in the  prospectus  supplement for that class).  The only credit  enhancement for any Class M Certificates  in any  certificate  group will be the  subordination provided  by the  related  Class B  Certificates  and any class of related  Class M
                                  Certificates,  if any,  with a lower payment  priority than that class.  You should also be aware  that the credit  enhancement  provided  for some  types of  realized losses may be limited.
                                  See "Description of the  Certificates--Allocation of Losses;  Subordination" in this term sheet supplement.
The value of your certificates    If the performance of the mortgage loans included in the trust  established for any
may be reduced if realized        series is substantially  worse than assumed by the rating agencies rating any class losses are higher than expected.  of certificates of that series,  the ratings of any class of those certificates may be  lowered  in  the  future.  This  would  probably  reduce  the  value  of  those certificates.  None of the  depositor,  the master  servicer  nor any other  entity will have any  obligation  to  supplement  any credit  enhancement,  or to take any other action to maintain any rating of the certificates.
A transfer of master servicing    If the master servicer  defaults in its obligations under the pooling and servicing
in the event of a master          agreement,  the master  servicing of the mortgage  loans may be  transferred to the
servicer default may increase     trustee or an  alternate  master  servicer,  as  described  under "The  Pooling and
the risk of payment application   Servicing   Agreement  -  Rights  Upon  Event  of  Default"  in  the  related  base
errors.                           prospectus.  In the event of such a transfer  of master  servicing  there may be an increased  risk of errors in applying  payments from  borrowers or in  transmitting information and funds to the successor master servicer.
Some of the mortgage loans have   A portion of the mortgage  loans included in the trust  established  for any series
an initial interest-only          may have initial  interest-only  periods of varying  duration.  During this period,
period, which may increase the    the  payment  made by the  related  borrower  will be less  than it would be if the
risk of loss and delinquency on   mortgage  loan  amortized.  In  addition,  the  mortgage  loan  balance will not be
these mortgage loans.             reduced  by the  principal  portion  of  scheduled  monthly  payments  during  this period.  As a result,  no principal  payments will be made to the  certificates  of the related  series from mortgage  loans of this nature during their  interest-only period, except in the case of a prepayment.
                                  After the initial  interest-only  period,  the scheduled  monthly  payment on these mortgage loans may increase,  which will result in increased  delinquencies  by the related  borrowers,  particularly if interest rates have increased and the borrower is unable to  refinance.  In  addition,  losses may be  greater  on these  mortgage loans as a result of the  mortgage  loan not  amortizing  during the early years of these mortgage loans.  Although the amount of principal  included in each scheduled monthly payment for a traditional  mortgage loan can be relatively small during the first few years after the  origination  of a mortgage  loan,  in the  aggregate the amount can be significant.
                                  Mortgage  loans with an initial  interest-only  period  are  relatively  new in the
                                  mortgage   marketplace.   The   performance   of  these   mortgage   loans  may  be
                                  significantly  different  than mortgage loans that fully  amortize.  In particular, there may be a higher  expectation by these borrowers of refinancing their mortgage loans with a new mortgage  loan,  in particular  one with an initial  interest-only period,  which may result in higher or lower prepayment speeds than would otherwise be the case.  In  addition,  the failure to build  equity in the related  mortgaged property by the related  mortgagor may affect the loss,  delinquency and prepayment experience of these mortgage loans.
Rising interest rates may         The  mortgage  loans are  adjustable  rate  mortgage  loans  whose  interest  rates
adversely affect the value of     increase as the  applicable  index  increases.  If market  interest  rates increase
your certificates.                significantly,  the  likelihood  that  borrowers  may  not be  able  to  pay  their increased  interest  payments would increase,  resulting in greater defaults on the mortgage  loans. In addition,  rising  interest rates may adversely  affect housing prices and the economy  generally,  thereby  increasing  the likelihood of defaults and losses on the mortgage loans.
Reduced documentation programs    A portion of the mortgage  loans included in the trust  established  for any series
may increase your risk of loss.   may  have  been  originated  under  "no  stated  income"  or "no  income/no  asset"
                                  documentation  programs.  Under "no stated income"  programs the borrowers will not be required to provide any  information  regarding their income and no verification of their  income  will be  undertaken.  Under "no  income/no  asset"  documentation programs,  the borrowers may be required to state their income, but no verification of their  income or assets will be  undertaken.  These  programs  increase the risk that  borrowers  may not have  sufficient  income or assets or may have  overstated
                                  their income and assets and, as a consequence,  may be unable to make their monthly
                                  mortgage  loan  payments.   You  should  consider  the  risk  that  mortgage  loans
                                  originated  under  reduced  documentation  programs  may be  subject  to  increased delinquencies and defaults.
RISKS RELATING TO PRIMARY
MORTGAGE INSURERS
You may incur losses if a         Subject to limited  exceptions,  the mortgage loans in each loan group that have an
primary mortgage insurer fails    LTV ratio at  origination  in excess of 80% are expected to be insured by a primary
to make payments under a          mortgage  insurance  policy.  If such a mortgage loan were subject to a foreclosure
primary mortgage insurance        and the value of the related mortgaged  property were not sufficient to satisfy the
policy                            mortgage  loan,  payments  under the primary  mortgage  insurance  policy  would be required  to avoid any losses,  or to reduce the losses on,  such a mortgage  loan.
                                  If the  insurer  is unable or refuses  to pay a claim,  the  amount of such  losses would be allocated to holders of the related  classes of  certificates  as realized losses.
RISKS RELATING TO COOPERATIVE
LOANS
Cooperative loans have certain    Some of the mortgage loans may not be secured  directly by real property but may be
characteristics that may          cooperative  loans. A cooperative  loan is secured by a first lien on shares issued
increase the risk of loss         by the cooperative  corporation that owns the related apartment building and on the related  proprietary  lease or occupancy  agreement  granting  exclusive  rights to occupy a specific  unit  within the  cooperative.  Cooperative  loans have  certain characteristics  that may  increase the  likelihood  of realized  losses,  although historically  the rate of losses on  cooperative  has been  comparable to losses on non-cooperative mortgage loans.
                                  The  proprietary  lease or  occupancy  agreement  securing  a  cooperative  loan is subordinate,  in most  cases,  to any blanket  mortgage on the related  cooperative apartment  building or on the  underlying  land.  If the  cooperative  is unable to meet the  payment  obligations  (i)  arising  under  an  underlying  mortgage,  the mortgagee  holding an  underlying  mortgage  could  foreclose on that  mortgage and terminate  all  subordinate  proprietary  leases and  occupancy  agreements or (ii)
                                  arising under its land lease, the holder of the landlord's  interest under the land lease could  terminate  it and all  subordinate  proprietary  leases and  occupancy agreements.
                                  Additionally,  the proprietary  lease or occupancy  agreement may be terminated and
                                  the   cooperative   shares   may   be   cancelled   by  the   cooperative   if  the
                                  tenant-stockholder  fails to pay  maintenance or other  obligations or charges owed
                                  by  the  tenant-stockholder.   A  default  by  the  tenant-stockholder   under  the
                                  proprietary  lease or occupancy  agreement will usually  constitute a default under the  security  agreement  between  the  lender and the  tenant-stockholder.  In the event of a foreclosure  under a cooperative  loan, the mortgagee will be subject to certain  restrictions  on its ability to  transfer  the  collateral  and the use of proceeds  from any sale of  collateral.  See  "Certain  Legal  Aspects of  Mortgage
                                  Loans--The Mortgage Loans--Cooperative Loans" in the related base prospectus.
LIMITED OBLIGATIONS
Payments on the mortgage loans    The certificates  offered in each series will represent interests only in the trust
in the related mortgage pool      established  for that  series.  The  certificates  do not  represent  an  ownership
are the primary source of         interest in or obligation  of the  depositor,  the master  servicer or any of their
payments on your certificates.    affiliates.  If proceeds  from the assets of the trust  established  for any series of  certificates  are not  sufficient  to make all payments  provided for under the pooling and servicing  agreement for that series,  investors  will have no recourse to the depositor,  the master servicer or any other entity,  and will incur losses.
                                  Additional   credit   enhancement  will  be  provided  for  any  class  of  insured certificates of any series by the applicable  financial  guaranty  insurance policy and any  applicable  reserve fund as and to the extent set forth in the  prospectus supplement for that class.
LIQUIDITY RISKS

You may have to hold your         A  secondary  market  for  the  offered  certificates  may not  develop.  Even if a
certificates to maturity if       secondary market does develop,  it may not continue or it may be illiquid.  Neither
their marketability is limited.   the  underwriters  for the  related  series  nor any  other  person  will  have any obligation to make a secondary market in your certificates,  and you generally have no right to request  redemption  of your  certificates.  Illiquidity  means you may not be able to find a buyer to buy your  securities  readily or at prices that will enable  you to  realize  a desired  yield.  Illiquidity  can have a severe  adverse effect on the market value of your certificates.
                                  Any class of offered  certificates may experience  illiquidity,  although generally
                                  illiquidity  is  more  likely  for  classes  that  are   especially   sensitive  to
                                  prepayment,  such  as  any  Principal  Only  Certificates  and  any  Interest  Only
                                  Certificates,  or credit risk, such as the Class M Certificates,  or that have been structured to meet the investment requirements of limited categories of investors.
                                  In addition,  you should consider the impact that the factors discussed below under
                                  "Recent  developments--Recent  developments in the  residential  mortgage market may adversely  affect the return on your  certificates"  may have on the  liquidity  of your certificates.
BANKRUPTCY RISKS
Bankruptcy proceedings could      The  transfer of the mortgage  loans from any  applicable  seller to the  depositor
delay or reduce distributions     will be intended by the parties to be and will be  documented  as a sale.  However,
on the certificates.              if any seller were to become  bankrupt,  a trustee in  bankruptcy  could attempt to recharacterize  the sale of the  applicable  mortgage  loans as a loan  secured  by those  mortgage  loans or to  consolidate  those  mortgage loans with the assets of that  seller.  Any  such  attempt  could  result  in a  delay  in or  reduction  of collections on the mortgage loans included in the trust  established for any series available to make payments on the certificates of that series.
The Bankruptcy of a Borrower      If a borrower  becomes subject to a bankruptcy  proceeding,  a bankruptcy court may
May Increase the Risk of Loss     require  modifications  of  the  terms  of a  mortgage  loan  without  a  permanent
on a Mortgage Loan.               forgiveness  of the  principal  amount of the  mortgage  loan.  Modifications  have included  reducing  the  amount  of each  monthly  payment,  changing  the  rate of interest and altering the repayment schedule.  In addition,  a court having federal bankruptcy  jurisdiction may permit a debtor to cure a monetary default relating to a mortgage loan on the debtor's  residence by paying arrearages within a reasonable period and reinstating  the original  mortgage loan payment  schedule,  even though the lender  accelerated  the mortgage loan and final  judgment of  foreclosure  had been entered in state court.  In addition,  under the federal  bankruptcy  law, all actions  against a borrower and the borrower's  property are  automatically  stayed upon the filing of a bankruptcy petition.
SPECIAL YIELD AND PREPAYMENT
CONSIDERATIONS
The yield on your certificates    The yield to maturity on each class of offered certificates of any series will
will vary depending on various    depend on a variety of factors, including:
factors.
                                       -   the rate and timing of principal payments on the related mortgage loans, including prepayments, defaults and liquidations, and repurchases due to breaches of representations or warranties;

                                       -   the allocation of principal payments on the related mortgage loans among the various classes of related offered certificates;

                                       -   realized losses and interest shortfalls on the related mortgage loans;

                                       -   the pass-through rate for that class; and

                                       -   the purchase price of that class.

                                  The rate of  prepayments  is one of the most  important  and least  predictable  of these factors.
                                  No assurances are given that the mortgage loans will prepay at any particular rate.
                                  In addition,  the master  servicer may purchase any mortgage  loan that is at least three months  delinquent.  Such repurchases  would increase the prepayment rates on the mortgage loans.
                                  In general,  if you purchase a certificate  at a price higher than its  outstanding certificate  principal  balance and  principal  distributions  on your  certificate occur  faster  than you assumed at the time of  purchase,  your yield will be lower than you  anticipated.  Conversely,  if you purchase a certificate at a price lower than its outstanding  certificate principal balance and principal  distributions on that class occur more slowly than you assumed at the time of  purchase,  your yield will be lower than you anticipated.
The rate of prepayments on the    Since  mortgagors,  in most cases, can prepay their mortgage loans at any time, the
mortgage loans will vary          rate and timing of principal  distributions on the offered  certificates are highly
depending on future market        uncertain  and are  dependent  upon a wide  variety of factors,  including  general
conditions and other factors.     economic conditions,  interest rates, the availability of alternative financing and homeowner mobility.  Generally, when market interest rates increase,  borrowers are less likely to prepay their  mortgage  loans.  This could result in a slower return of principal to you at a time when you might have been able to reinvest  your funds at a  higher  rate  of  interest  than  the  pass-through  rate on  your  class  of certificates.  On the other hand, when market  interest rates  decrease,  borrowers are generally more likely to prepay their  mortgage  loans.  In addition,  when the mortgage  rates on hybrid  mortgage  loans  convert from fixed rates to  adjustable rates,  there may be an  increase  in  prepayments.  This could  result in a faster return of  principal  to you at a time when you might not be able to reinvest  your funds  at an  interest  rate as  high as the  pass-through  rate on your  class  of certificates.
                                  Refinancing  programs,  which may involve  soliciting all or some of the mortgagors to refinance  their  mortgage  loans,  may increase the rate of  prepayments on the mortgage loans.  These refinancing  programs may be offered by the master servicer, any  subservicer or their  affiliates,  and may include  streamlined  documentation
                                  programs.   Streamlined   documentation   programs  involve  less  verification  of
                                  underwriting information than traditional documentation programs.
                                  See "Certain  Yield and  Prepayment  Considerations--Prepayment  Considerations"  in
                                  this term sheet  supplement  and "Maturity and  Prepayment  Considerations"  in the
                                  related base prospectus.
The recording of mortgages in     The  mortgages  or  assignments  of mortgage  for all or a portion of the  mortgage
the name of MERS may affect the   loans  included  in the trust  established  for any  series may have been or may be
yield on the certificates.        recorded in the name of Mortgage Electronic  Registration  Systems,  Inc., or MERS,
                                  solely as nominee for the originator  and its  successors  and assigns.  Subsequent assignments  of those  mortgages are  registered  electronically  through the MERS(R)
                                  System.  However,  if MERS  discontinues the MERS(R)System and it becomes  necessary to record an  assignment  of the  mortgage to the trustee for any series,  then any related  expenses  shall be paid by the  related  trust and will  reduce the amount available  to pay  principal  of and  interest  on the  related  certificates  with
                                  certificate   principal   balances  greater  than  zero  with  the  lowest  payment
                                  priorities.
                                  The recording of mortgages in the name of MERS is a relatively  new practice in the mortgage lending  industry.  Public  recording  officers and others in the mortgage industry may have limited,  if any,  experience  with lenders  seeking to foreclose mortgages,  assignments of which are registered with MERS. Accordingly,  delays and additional costs in commencing,  prosecuting and completing foreclosure proceedings and conducting  foreclosure sales of the mortgaged  properties could result.  Those delays and  additional  costs could in turn delay the  distribution  of liquidation proceeds to holders of the related  certificates  and increase the amount of losses on the mortgage loans.
                                  For additional  information  regarding MERS and the MERS(R)System,  see "Description
                                  of  the   Mortgage   Pool--Loan   Groups"   and   "Certain   Yield  and   Prepayment
                                  Considerations--Realized   Losses  and  Interest  Shortfalls"  in  this  term  sheet
                                  supplement and "Description of the  Certificates--Assignment of Trust Assets" in the
                                  related base prospectus.
SPECIFIC RISK FACTORS
APPLICABLE TO SOME CLASSES OF
CERTIFICATES
The yield on your certificates    The offered  certificates  of each class  included in a series will have  different
will be affected by the           yield  considerations  and  different  sensitivities  to the  rate  and  timing  of
specific terms that apply to      principal distributions,  as more fully described in this term sheet supplement and
that class discussed below.       the  prospectus  supplement  for any  class of any  series.  A  description  of the categories  of  certificates  that may be included in any series is set forth under
                                  "Description of the  Certificates--General" in the related base prospectus,  and the
                                  following  is  a  general   discussion  of  yield   considerations  and  prepayment
                                  sensitivities  of some of the  categories of  certificates  that may be included in any series.
                                  See "Certain Yield and Prepayment Considerations" in this term sheet supplement.
Class A Certificates              Each Class of Class A Certificates  will receive  distributions  primarily from the related  loan  group.  Therefore,  the yields on the Class A  Certificates  will be sensitive  to the rate and timing of  principal  prepayments  and  defaults  on the mortgage loans in the related loan group.

                                  See  "Description  of  the  Certificates--Principal   Distributions  on  the  Senior
                                  Certificates" in this term sheet supplement.
Class M Certificates              The yield to  investors  in each class of the Class M  Certificates  for any series will be  sensitive  to the  rate and  timing  of  realized  losses  on the  related mortgage  loans  included  in the  trust  established  for  that  series,  if those
                                  realized  losses  are  not  covered  by  a  more  subordinate   class  of  Class  M
                                  Certificates or the Class B Certificates of that certificate group.
                                  It is not expected  that the Class M  Certificates  for any series will receive any distributions  of principal  prepayments  on the mortgage loans from a related loan group for the first  seven years  after the  closing  date for that  series  unless
                                  either  the  aggregate   certificate   principal  balance  of  the  related  senior
                                  certificates  has been  reduced  to zero or, in the case of a Crossed  Transaction, the  weighted  average  subordinate  percentage  for all loan groups is equal to or greater than twice the initial  weighted  average  subordinate  percentage  for all loan groups, or, in the case of a Stacked Transaction,  the subordinate  percentage for that loan group is equal to or greater than twice the initial  weighted average subordinate  percentage for that loan group, and in any case, provided that certain delinquency and loss tests are satisfied.
                                  After  this  initial  period  until the end of the  first  eleven  years  after the closing  date  for  any  series,  all  or a  disproportionately  large  portion  of principal  prepayments  on the  mortgage  loans  in a  related  loan  group  may be allocated to the senior  certificates  as described in this term sheet  supplement, and none or a  disproportionately  small  portion of principal  prepayments  may be paid to the holders of the Class M Certificates  and Class B Certificates  for that series,  unless either the aggregate  certificate  principal balance of the related senior  certificates  has  been  reduced  to zero  or,  in the  case  of a  Crossed
                                  Transaction,  the weighted  average  subordinate  percentage for all loan groups is equal to or greater than twice the initial weighted average subordinate  percentage for all loan  groups,  or, in the case of a Stacked  Transaction,  the  subordinate percentage  for that loan  group is equal to or  greater  than  twice  the  initial weighted  average  subordinate  percentage  for that loan  group,  and in any case, provided that certain delinquency and loss tests are satisfied.
                                  As a result,  the weighted average lives of the Class M Certificates for any series may be longer than would otherwise be the case.
                                  See "Description of the  Certificates--Allocation of Losses;  Subordination" in this term sheet supplement.
Accrual Certificates and          Because  accrual  certificates  are not  entitled to receive any  distributions  of
Partial Accrual Certificates      interest for some period of time and partial accrual  certificates  are entitled to smaller  distributions  of  interest  that  are  based  on  only a  portion  of the certificate  principal  balance of that  class,  accrual  certificates  and partial accrual  certificates of any series will likely  experience  significant  price and yield  volatility.  Investors  should consider  whether this volatility is suitable to their investment needs.
Component Certificates            A class of  component  certificates  of any series may consist of  components  with different  principal and interest payment  characteristics.  As each component of a class of component  certificates  may be  identified as falling into one or more of the categories set forth under  "Description  of the  Certificates--General"  in the related base prospectus,  that class of component  certificates may bear the risks, including  the  price and  yield  volatility,  associated  with the  categories  of certificates  described  in these risk  factors  to the  extent of each  applicable component.  Investors in a class of component  certificates should consider whether the risks and  volatility  associated  with any component of that class is suitable to their investment needs.
Exchangeable Certificates         The  characteristics  of any class of exchangeable  certificates of any series will reflect,  in the aggregate,  generally the characteristics of the related exchanged certificates of that series.  Investors are encouraged to also consider a number of factors  that  will  limit a  certificateholder's  ability  to  exchange  exchanged certificates for exchangeable certificates and vice versa:

                                  o        At the  time  of the  proposed  exchange,  a  certificateholder  must  own certificates  of the  related  class or classes  in the exact  proportions necessary to make the desired  exchange and must pay the exchange  fee, if set forth in the related prospectus supplement.

                                  o        A  certificateholder  that does not own the  certificates may be unable to obtain the necessary exchanged certificates or exchangeable certificates.

                                  o        The  certificateholder of any class of certificates required for a desired combination  may refuse to sell them at a reasonable  price (or any price)
                                           or may be unable to sell them.

                                  o        Certain  certificates  may  have  been  purchased  or  placed  into  other financial structures and thus be unavailable.

                                  o        Principal  distributions  and reductions in notional amounts will decrease the amounts available for exchange over time.

                                  o        Only the  combinations  listed in the related  prospectus  supplement  are permitted.

                                  o        The  record  dates  for   exchangeable   certificates  and  the  exchanged
                                           certificates that are the subject of the exchange must be the same.
Insured Certificates              Investors in any class of insured  certificates  of any series should be aware that payments of principal on those certificates may be allocated  according to a random lot procedure,  to the extent set forth in the prospectus supplement for that class of insured  certificates  of that  series.  Therefore it is highly  uncertain  that payments will be made to any investor in those  certificates on the date desired by that investor.
                                  In  addition,  any class of  insured  certificates  of any series may be subject to special rules  regarding the procedures,  practices and  limitations  applicable to the distribution of principal to the holders of these  certificates,  to the extent set forth in the prospectus  supplement for that class of insured  certificates  of that  series.  Insured  certificates  subject to these  procedures,  practices  and
                                  limitations  may  not  be  an  appropriate   investment  for  you  if  you  require
                                  distribution  of a particular  amount of principal  on a  predetermined  date or an otherwise  predictable stream of principal  distributions.  If you purchase insured certificates  subject to these  procedures,  practices and  limitations,  we cannot give you any  assurance  that you will  receive  a  distribution  in  reduction  of principal on any particular distribution date.
                                  See "Principal  Distributions  on Certain Classes of Insured  Certificates" in this term sheet supplement.
                                  Investors  in a class of insured  certificates  of any series  should be aware that the related financial guaranty insurance policy will not cover interest  shortfalls
                                  attributable  to  prepayments  or  interest   shortfalls   related  to  Relief  Act
                                  reductions on the related  mortgage loans,  except as is otherwise set forth in the prospectus supplement for that class of insured certificates of that series.
Interest Only Certificates        A class of interest only  certificates  included in any series will not be entitled to principal  distributions  and will  receive  interest  distributions  based on a notional  amount  which  may  be  based  on  all or a  portion  of the  certificate principal  balance of one or more classes of  certificates  included in the related series.  Investors in a class of interest  only  certificates  should be aware that the yield on that  class  will be  extremely  sensitive  to the rate and  timing of principal  payments on the related class or classes of certificates,  and that rate may  fluctuate  significantly  over time. A faster than  expected rate of principal payments  on the  related  class or  classes of  certificates  will have an adverse effect on the yield to  investors  in a class of  interest  only  certificates  and could result in their failure to fully recover their initial investments.
Lockout Certificates              As described in the prospectus  supplement  for that class of lockout  certificates of any series,  a class of lockout  certificates  may not receive  distributions of principal  prepayments  on the related  mortgage loans for a period of time and, as described in the prospectus  supplement for that class of certificates,  may not be expected to receive  distributions of scheduled  principal  payments on the related mortgage loans for a period of time.  After the  expiration of the initial  period, such  certificates  may receive a  distribution  of  principal  prepayments  on the related  mortgage  loans that is smaller  than that  class's pro rata share and, as described in the prospectus supplement for that class of certificates,  may receive a distribution of scheduled  principal  payments on the related mortgage loans that is smaller than that class's pro rata share.
Principal Only Certificates       A class of principal  only  certificates  included in any series is not entitled to receive  distributions  of  interest.  Investors  in a principal  only  certificate should be aware that if  prepayments  of  principal  on the  mortgage  loans in the related  loan group and  distributed  to that class  occur at a rate slower than an investor  assumed at the time of purchase,  the investor's yield will be lower than anticipated.
Senior Support Certificates       Investors in a class of senior support  certificates  of any series should be aware that all or a portion of losses on the  mortgage  loans in the  related  loan group otherwise  allocable to the related  class or classes of super senior  certificates will be  allocated  to that  class of  senior  support  certificates  as and to the extent  set forth in the  prospectus  supplement  for that  class.  Therefore,  the yield to maturity on that class of senior  support  certificates  will be extremely sensitive to losses  otherwise  allocable to the related  class or classes of super senior certificates.
RECENT DEVELOPMENTS
Recent developments in the        Recently,  the  residential  mortgage market in the United States has experienced a
residential mortgage market may    variety of difficulties and changed economic  conditions that may adversely affect
adversely affect the return on     the  yield  on  your  certificates.  Delinquencies  and  losses  with  respect  to
your certificates.                 residential  mortgage loans  generally  have  increased in recent months,  and may continue  to  increase.  In  addition,  in recent  months  housing  prices in many
                                   states  have  declined  or  stopped   appreciating,   after  extended  periods  of
                                   significant  appreciation.  A continued decline or an extended flattening of those values  may  result  in  additional  increases  in  delinquencies  and  losses  on residential  mortgage loans generally,  particularly  with respect to second homes and investor  properties and with respect to any residential  mortgage loans whose aggregate loan amounts  (including any subordinate  liens) are close to or greater than the related property values.
                                  Another  factor  that may have  contributed  to, and may in the  future  result in, higher  delinquency  rates is the increase in monthly  payments on adjustable rate mortgage  loans.  Borrowers  with  adjustable  payment  mortgage  loans  are being exposed to increased  monthly  payments  when the related  mortgage  interest rate adjusts  upward  from  the  initial  fixed  rate or a low  introductory  rate,  as applicable,  to the rate  computed in  accordance  with the  applicable  index and margin.  This increase in borrowers' monthly payments,  together with any increase in  prevailing  market  interest  rates,  may  result in  significantly  increased monthly payments for borrowers with adjustable rate mortgage loans.
                                   Borrowers seeking to avoid these increased  monthly payments by refinancing  their mortgage  loans  may no  longer  be able to find  available  replacement  loans at comparably  low  interest  rates.  A decline  in  housing  prices  may also  leave borrowers with insufficient equity in their homes to permit them to refinance;  in addition,  many mortgage loans have prepayment premiums that inhibit  refinancing.
                                   Borrowers  who intend to sell  their  homes may find that they  cannot  sell their properties for an amount equal to or greater than the unpaid principal  balance of their loans.  These  events,  alone or in  combination,  may  contribute to higher delinquency rates.

                                  As a  result  of these  and  other  factors,  the  rating  agencies  have  recently downgraded  or put on  downgrade  watch a  significant  number  of  mortgage-backed securities  (particularly  mortgage-backed  securities backed by subprime and Alt-A mortgage loans originated in 2005 and 2006).

                                  In addition,  various federal, state and local regulatory authorities have taken or proposed  actions  that could  hinder  the  ability of the  servicer  to  foreclose promptly on defaulted  mortgage  loans.  Any such actions may adversely  affect the performance of the loans and the yield on and value of the certificates.
                                  You should consider that the general market  conditions  discussed above may affect the  performance of the mortgage  loans and may adversely  affect the yield on, or market value of, your certificates.

                                                  ISSUING ENTITY

         The  depositor  will  establish a trust with  respect to each series on the closing  date for that series, under a series  supplement,  dated as of the cut-off  date for that series,  to the  standard  terms of pooling and servicing  agreement,  dated as of April 1,  2007,  among the  depositor,  the  master  servicer  and the  trustee, together with the series  supplement,  referred to herein as the pooling and servicing  agreement.  The pooling and servicing  agreement is governed by the laws of the State of New York.  On the closing  date for each  series,  the depositor  will  deposit  into the trust a pool of  mortgage  loans  secured by first  liens on one-to  four-family residential  properties,  that in the aggregate will  constitute a mortgage pool with terms to maturity of not more than 40  years.  The  mortgage  pool will be  divided  into two or more loan  groups.  The trust  will not have any additional equity.

         The pooling and  servicing  agreement  for each series will  authorize the trust to engage only in selling the  certificates  in exchange for the mortgage  loans  included in that trust  entering  into and  performing  its obligations  under the  pooling  and  servicing  agreement  for that  series,  activities  necessary,  suitable  or convenient  to such actions and other  activities  as may be required in connection  with the  conservation  of the trust fund and making distributions to certificateholders of that series.

         The pooling  and  servicing  agreement  will  provide  that the  depositor  assigns to the trustee for the benefit of the  certificateholders  without  recourse all the right,  title and interest of the depositor in and to the mortgage  loans.  Furthermore,  the pooling and servicing  agreement  will state that,  although it is intended that the  conveyance by the depositor to the trustee of the mortgage  loans be construed as a sale, if the mortgage loans for any reason are held to not be property of the trustee,  the  conveyance of the mortgage  loans shall also be deemed to be a grant by the  depositor to the trustee of a security  interest in the mortgage  loans and related collateral.

         Some  capitalized  terms  used in  this  term  sheet  supplement  have  the  meanings  given  below  under
"Description of the Certificates--Glossary of Terms" or in the related base prospectus under "Glossary."

                                                     SPONSOR AND MASTER SERVICER

         Residential  Funding Company,  LLC, or Residential  Funding,  a Delaware limited liability  company,  buys residential  mortgage  loans under  several loan  purchase  programs  from  mortgage  loan  originators  or sellers nationwide,  including  affiliates,  that meet its seller/servicer  eligibility  requirements and services mortgage loans for its own account and for others.  See  "Mortgage  Loan  Program--Qualifications  of Sellers" in the related base  prospectus for a general  description of applicable  seller/servicer  eligibility  requirements.  Residential
Funding's  principal  executive  offices are located at 8400  Normandale Lake  Boulevard,  Suite 250,  Minneapolis,
Minnesota  55437.  Its  telephone  number is (952)  857-7000.  Residential  Funding  conducts  operations  from its headquarters in Minneapolis and from offices located  primarily in California,  Texas,  Maryland,  Pennsylvania and
New York.  Residential Funding finances its operations primarily through its securitization program.

         Residential  Funding  was  founded  in 1982  and  began  operations  in  1986,  acquiring,  servicing  and securitizing  residential  jumbo  mortgage  loans  secured  by  first  liens  on  one- to  four-family  residential properties.  These jumbo mortgage loans,  such as the mortgage loans described in this term sheet  supplement,  are originated  under  Residential  Funding's  "Jumbo A  Program".  GMAC  LLC,  previously  General  Motors  Acceptance
Corporation,  purchased  Residential  Funding in 1990.  In 1995,  Residential  Funding  expanded  its  business  to include  "subprime"  first lien  mortgage  loans.  Residential  Funding also began to acquire and service  "Alt-A", closed-end and revolving loans secured by second liens in 1995.

         SPONSOR SECURITIZATION EXPERIENCE

         The following  tables set forth the aggregate  principal  amount of publicly  offered  securitizations  of mortgage  loans  sponsored by  Residential  Funding  Company,  LLC for the past five years and the six months ended
June 30,  2007.  Residential  Funding  Company,  LLC  sponsored  approximately  $31.6  billion and $2.9  billion in initial  aggregate  principal amount of  mortgage-backed  securities in the 2002 calendar year backed by first lien mortgage  loans  and  junior  lien  mortgage  loans,  respectively.  Residential  Funding  Company,  LLC  sponsored approximately  $22.6 billion and $2.9 billion in initial aggregate  principal amount of mortgage-backed  securities in the six months  ended June 30,  2007  backed by first  lien  mortgage  loans and  junior  lien  mortgage  loans, respectively.  The  percentages  shown under  "Percentage  Change from Prior Year"  represent  the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

FIRST LIEN MORTGAGE LOANS

                                                                                                                         SIX MONTHS
                                                                                                                            ENDED
                                                                 YEAR ENDED DECEMBER 31,                                  JUNE 30,
  VOLUME BY AVERAGE OUTSTANDING
        PRINCIPAL BALANCE                2002             2003            2004             2005             2006            2007

Prime Mortgages(1)                  $16,177,753,813  $18,964,072,062 $11,953,278,792  $24,149,038,614  $40,241,885,054 $17,385,909,520

Non-Prime Mortgages(2)              $15,475,700,554  $27,931,235,627 $24,408,531,445  $27,928,496,334  $21,581,547,796 $5,296,779,910

Total                               $31,653,454,367  $46,895,307,689 $36,361,810,237  $52,077,534,948  $61,823,432,850 $22,682,689,430

Prime Mortgages(1)                           51.11%          40.44%           32.87%           46.37%             65.09%          76.65%

Non-Prime Mortgages(2)                       48.89%          59.56%           67.13%           53.63%             34.91%          23.35%

Total                                         100.00%       100.00%          100.00%          100.00%         100.00%          100.00%

      PERCENTAGE CHANGE FROM
          PRIOR YEAR(3)

Prime Mortgages(1)                          (1.28)%          17.22%         (36.97)%          102.03%          66.64%

Non-Prime Mortgages(2)                      104.52%          80.48%         (12.61)%           14.42%        (22.73)%

Total                                        32.14%          48.15%         (22.46)%           43.22%          18.71%

===================================================================================================================

JUNIOR LIEN MORTGAGE LOANS

                                                                                                                         SIX MONTHS
                                                                                                                            ENDED
                                                                 YEAR ENDED DECEMBER 31,                                  JUNE 30,
  VOLUME BY AVERAGE OUTSTANDING
        PRINCIPAL BALANCE                2002             2003            2004             2005             2006            2007

Prime Mortgages(1)                  $2,875,005,049   $3,207,008,585  $2,085,015,925   $2,409,506,573   $3,012,549,922  $2,933,100,838

Non-Prime Mortgages(2)                           -                -               -                -                -               -

Total                               $2,875,005,049   $3,207,008,585  $2,085,015,925   $2,409,506,573   $3,012,549,922  $2,933,100,838

Prime Mortgages(1)                          100.00%         100.00%          100.00%          100.00%         100.00%          100.00%

Non-Prime Mortgages(2)                        0.00%           0.00%            0.00%            0.00%           0.00%            0.00%

Total                                       100.00%         100.00%          100.00%          100.00%         100.00%          100.00%

      PERCENTAGE CHANGE FROM
          PRIOR YEAR (3)

Prime Mortgages(1)                           17.90%          11.55%         (34.99)%           15.56%          25.03%

Non-Prime Mortgages(2)                            -               -                -                -               -

Total Volume                                 17.90%          11.55%         (34.99)%           15.56%          25.03%

-------------------------------------------------------------------------------------------------------------------
FIRST LIEN MORTGAGE LOANS

                                                                                                                         SIX MONTHS
                                                                                                                            ENDED
                                                                 YEAR ENDED DECEMBER 31,                                  JUNE 30,
        VOLUME BY AVERAGE
         NUMBER OF LOANS                 2002             2003            2004             2005             2006            2007

Prime Mortgages(1)                        68,077           86,166          55,773           91,631          141,188          53,570

Non-Prime Mortgages(2)                   136,789          200,446         170,696          173,796          132,069          29,854

Total                                    204,866          286,612         226,469          265,427          273,257          83,424

Prime Mortgages(1)                         33.23%           30.06%          24.63%           34.52%            51.67%         63.21%

Non-Prime Mortgages(2)                     66.77%           69.94%          75.37%           65.48%            48.33%         35.79%

Total                                     100.00%          100.00%         100.00%          100.00%          100.00%         100.00%

      PERCENTAGE CHANGE FROM
          PRIOR YEAR (3)

Prime Mortgages(1)                           17.87%          26.57%         (35.27)%           64.29%          54.08%

Non-Prime Mortgages(2)                       91.47%          46.54%         (14.84)%            1.82%        (24.01)%

Total                                        58.56%          39.90%         (20.98)%           17.20%           2.95%

===================================================================================================================

JUNIOR LIEN MORTGAGE LOANS

                                                                                                                         SIX MONTHS
                                                                                                                            ENDED
                                                                 YEAR ENDED DECEMBER 31,                                  JUNE 30,
        VOLUME BY AVERAGE
         NUMBER OF LOANS                 2002             2003            2004             2005             2006            2007

Prime Mortgages(1)                        73,188           84,962          51,614           53,071           60,951          54,120

Non-Prime Mortgages(2)                         -                -               -                -                -               -

Total                                     73,188           84,962          51,614           53,071           60,951          54,120

Prime Mortgages(1)                         100.00%          100.00%         100.00%          100.00%          100.00%         100.00%

Non-Prime Mortgages(2)                       0.00%            0.00%           0.00%            0.00%            0.00%           0.00%

Total                                      100.00%          100.00%         100.00%          100.00%          100.00%         100.00%

      PERCENTAGE CHANGE FROM
          PRIOR YEAR (3)

Prime Mortgages(1)                           16.26%          16.09%         (39.25)%            2.82%          14.85%

Non-Prime Mortgages(2)                            -               -                -                -               -

Total                                        16.26%          16.09%         (39.25)%            2.82%          14.85%
_______________________________
(1)  Product originated under the Jumbo, Alt A, High Loan to Value First Lien programs and Closed End Home Equity Loan and Home
Equity Revolving Credit Line Loan Junior Lien programs.
(2)  Product originated under the Subprime and Negotiated Conduit Asset programs.  Subprime Mortgage Loans secured by junior liens are included under First Lien Mortgage Loans--Non-Prime Mortgages because these types of loans are securitized together in the same mortgage pools.
(3)  Represents year to year growth or decline as a percentage of the prior year's volume.

         MASTER SERVICER SERVICING EXPERIENCE

          The following tables set forth the annual average  outstanding  principal balance,  calculated as of year end of mortgage  loans master  serviced by  Residential  Funding  Company,  LLC for the past five years and the six months ended June 30, 2007, and the annual average  number of such loans for the same period.  Residential  Funding
Company,  LLC was the master servicer of a residential  mortgage loan portfolio of approximately  $68.2 billion and
$4.1 billion in average  outstanding  principal  amount during the 2002 calendar year backed by first lien mortgage loans and junior lien mortgage loans,  respectively.  Residential  Funding Company,  LLC was the master servicer of a residential  mortgage loan portfolio of  approximately  $151.5  billion and $11.6 billion in average  outstanding principal  during the six months  ended June 30,  2007 year  backed by first lien  mortgage  loans and junior  lien mortgage  loans,  respectively.  The  percentages  shown under  "Percentage  Change from Prior Year"  represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

FIRST LIEN MORTGAGE LOANS

                                                                                                                            SIX MONTHS
                                                                                                                              ENDED
                                                                  YEAR ENDED DECEMBER 31,                                    JUNE 30,
  VOLUME BY AVERAGE OUTSTANDING
        PRINCIPAL BALANCE                2002             2003            2004             2005              2006              2007

Prime Mortgages(1)                  $43,282,264,857  $33,749,084,171 $32,453,682,854  $47,935,800,813  $83,052,457,702   $94,939,036,849

Non-Prime Mortgages(2)              $24,910,565,613  $39,334,697,127 $50,509,138,736  $53,938,083,312  $57,013,557,376   $56,633,632,751

Total                               $68,192,830,470  $73,083,781,298 $82,962,821,590  $101,873,884,125 $140,066,015,078  $151,572,669,600

Prime Mortgages(1)                           63.47%          46.18%           39.12%           47.05%            59.30%            62.64%

Non-Prime Mortgages(2)                       36.53%          53.82%           60.88%           52.95%            40.70%            37.36%

Total                                       100.00%         100.00%          100.00%          100.00%           100.00%           100.00%

      PERCENTAGE CHANGE FROM
          PRIOR YEAR (3)

Prime Mortgages(1)                         (15.75)%        (22.03)%          (3.84)%           47.71%            73.26%

Non-Prime Mortgages(2)                       51.62%          57.90%           28.41%            6.79%             5.70%

Total Based on Average
Outstanding Principal Balance                 0.57%           7.17%           13.52%           22.79%            37.49%

===================================================================================================================
JUNIOR LIEN MORTGAGE LOANS

                                                                                                                            SIX MONTHS
                                                                                                                              ENDED
                                                                  YEAR ENDED DECEMBER 31,                                    JUNE 30,
  VOLUME BY AVERAGE OUTSTANDING
         PRINCIPAL BALANCE               2002             2003            2004             2005              2006              2007

Prime Mortgages(1)                  $4,102,615,571   $4,365,319,862  $5,135,640,057   $5,476,133,777   $ 8,536,345,778   $11,693,966,448

Non-Prime Mortgages(2)              $            0                0               0                 0   $            0                 0

Total                               $4,102,615,571   $4,365,319,862  $5,135,640,057   $5,476,133,777   $ 8,536,345,778   $11,693,966,448

Prime Mortgages(1)                          100.00%         100.00%          100.00%          100.00%           100.00%           100.00%

Non-Prime Mortgages(2)                        0.00%           0.00%            0.00%            0.00%             0.00%             0.00%

Total                                       100.00%         100.00%          100.00%          100.00%           100.00%           100.00%

      PERCENTAGE CHANGE FROM
          PRIOR YEAR (3)

Prime Mortgages(1)                           16.79%           6.40%           17.65%            6.63%            55.88%

Non-Prime Mortgages(2)                            -               -                -                -                 -

Total Based on Average
Outstanding Principal Balance                16.79%           6.40%           17.65%            6.63%            55.88%

FIRST LIEN MORTGAGE LOANS
-------------------------------------------------------------------------------------------------------------------

                                                                                                                             SIX MONTHS
                                                                                                                               ENDED
                                                                  YEAR ENDED DECEMBER 31,                                     JUNE 30,
        VOLUME BY AVERAGE
         NUMBER OF LOANS                 2002             2003            2004             2005              2006               2007

Prime Mortgages(1)                       202,938          168,654         156,745          201,903            312,825          347,936

Non-Prime Mortgages(2)                   242,625          341,863         414,639          411,550            405,577          384,738

Total                                    445,563          510,517         571,384          613,453            718,402          732,674

Prime Mortgages(1)                          45.55%           33.04%          27.43%           32.91%           43.54%             47.48%

Non-Prime Mortgages(2)                      54.45%           66.96%          72.57%           67.09%           56.46%             52.51%

Total                                      100.00%          100.00%         100.00%          100.00%          100.00%            100.00%

      PERCENTAGE CHANGE FROM
          PRIOR YEAR (3)

Prime Mortgages(1)                         (14.71)%        (16.89)%          (7.06)%           28.81%             54.94%

Non-Prime Mortgages(2)                       44.37%          40.90%           21.29%          (0.74)%            (1.45)%

Total Based on Average Number of
Loans                                         9.74%          14.58%           11.92%            7.36%             17.11%

===================================================================================================================

JUNIOR LIEN MORTGAGE LOANS

                                                                                                                          SIX MONTHS ENDED
                                                                  YEAR ENDED DECEMBER 31,                                     JUNE 30,
        VOLUME BY AVERAGE
         NUMBER OF LOANS                 2002             2003            2004             2005              2006               2007

Prime Mortgages(1)                       118,773          127,833         147,647          143,713            199,652            228,737

Non-Prime Mortgages(2)                         -                -               -                -                  -                  -

Total                                    118,773          127,833         147,647          143,713            199,652            228,737

Prime Mortgages(1)                        100.00%          100.00%         100.00%           100.00%          100.00%            100.00%

Non-Prime Mortgages(2)                      0.00%            0.00%           0.00%             0.00%            0.00%              0.00%

Total                                     100.00%          100.00%         100.00%           100.00%          100.00%            100.00%

      PERCENTAGE CHANGE FROM
          PRIOR YEAR (3)

Prime Mortgages(1)                           14.16%           7.63%           15.50%          (2.66)%             38.92%

Non-Prime Mortgages(2)                            -               -                -                -                  -

Total Based on Average Number of
Loans                                        14.16%           7.63%           15.50%          (2.66)%             38.92%
_______________________________
(1)  Product originated under the Jumbo, Alt A, High Loan to Value First Lien programs and Closed End Home Equity Loan and Home Equity
Revolving Credit Line Loan Junior Lien programs.
(2)  Product originated under the Subprime and Negotiated Conduit Asset programs.  Subprime Mortgage Loans secured by junior liens are included under First Lien Mortgage Loans--Non-Prime Mortgages because these types of loans are securitized together in the same mortgage pools.
(3)  Represents year to year growth or decline as a percentage of the prior year's volume.

         Residential  Funding's  overall  procedures  for  originating  and acquiring  mortgage loans are described under  "Description  of the  Mortgage  Pool - The  Program" in this term sheet  supplement.  Residential  Funding's material  role and  responsibilities  in this  transaction,  including  as master  servicer,  are  described in the accompanying  prospectus under "Mortgage Loan  Program--Qualification  of Sellers" and "The Trusts--Limited  Right of
Substitution"  and in this term sheet  supplement  under "Pooling and Servicing  Agreement--The  Master Servicer and
Subservicers -Master Servicer."

         Residential  Funding's  wholly-owned  subsidiary,  Homecomings  Financial,  LLC, or Homecomings,  may have originated  and  sold to  Residential  Funding  certain  of the  mortgage  loans  included  in the  mortgage  pool.
Residential  Funding's affiliate,  GMAC Mortgage,  LLC may subservice certain of the mortgage loans included in the mortgage pool. See "Affiliations  Among  Transaction  Parties,"  "Description of the Mortgage  Pool--Originators"and
"Pooling and Servicing Agreement--The  Master Servicer and Subservicers" in this term sheet supplement.

                                      AFFILIATIONS AMONG TRANSACTION PARTIES

         The diagram below illustrates the ownership structure among the affiliated transaction parties.

                                                   -------------------------------
                                                              GMAC LLC
                                                               (GMAC)
                                                   -------------------------------
                                                                  |
                                                                  |
                                                                  |
                                                   -------------------------------
                                                      Residential Capital LLC
                                                   -------------------------------
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                   GMAC Mortgage, LLC            Residential Funding Company, LLC    Residential Funding Mortgage
                         (Subservicer)            (Sponser and Master Servicer)           Securities I, Inc
                                                                                              (Depositor)
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                                                    Homecomings Financial, LLC
                                                            (Subservicer)
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                                         DESCRIPTION OF THE MORTGAGE POOL

         GENERAL

         The mortgage  pool for each series will consist of hybrid  adjustable  rate mortgage  loans,  divided into one or more loan groups, with an aggregate principal balance and having other  characteristics  that conform to the stipulations  set forth in the  prospectus  supplement  for that series.  The  mortgage  loans are secured by first liens on fee simple or leasehold  interests in one- to four-family  residential  real  properties or an interest in shares issued by a cooperative  apartment  corporation and the related  proprietary  lease.  The property  securing the mortgage  loan is referred to as the  mortgaged  property.  The  mortgage  pool for each series will consist of conventional  adjustable-rate  first lien mortgage  loans with terms to maturity of not more than 40 years from the date of origination.

         Generally,  the  mortgage  rate on the  mortgage  loans in each loan  group will be fixed for a period and then  adjustable  for the  remainder  of the term of the  mortgage  loan.  The duration of this fixed period may be different  for each loan group.  For  example,  each  mortgage  loan in a specific  group may have a fixed rate for five years after  origination,  and then an  adjustable  rate for the  remainder of the term of the  mortgage  loan while each mortgage  loan in a different  group may have a fixed rate for seven years after  origination,  and then an adjustable rate for the remainder of the term of the mortgage loan.

         All of the  mortgage  loans  included  in the  trust  established  for  any  series  have  been or will be purchased  by the  depositor  through  its  affiliate,  Residential  Funding,  or  Homecomings  Financial,  LLC, or
Homecomings,  a wholly-owned  subsidiary of Residential  Funding,  from  unaffiliated  sellers as described in this term sheet supplement and in the related base prospectus, or affiliated sellers.

         The mortgage  loans  included in the trust for any series will be selected  for  inclusion in the mortgage pool from among  mortgage  loans  purchased in  connection  with the Jumbo A Program  described  below based on the
Sponsor's assessment of investor preferences and rating agency criteria.

         The depositor and Residential Funding will make certain limited  representations and warranties  regarding the  mortgage  loans  included  in the  trust  established  for  any  series  as of the  date  of  issuance  of the certificates  of that series.  In connection  with any mortgage  loans  included in the trust  established  for any series that are secured by a leasehold  interest,  Residential  Funding  shall have  represented  to the  depositor that, among other things:  the use of leasehold  estates for residential  properties is an accepted practice in the area where the related  mortgaged  property is located;  residential  property in such area consisting of leasehold estates is readily  marketable;  the lease is recorded  and no party is in any way in breach of any  provisions  of such  lease;  the  leasehold  is in full force and effect and is not  subject to any prior lien or  encumbrance  by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining  term of the lease does not  terminate  less  than ten years  after  the  maturity  date of such  mortgage  loan.  The  depositor  and
Residential  Funding will be required to  repurchase  or  substitute  for any mortgage loan included in the related mortgage  pool as to which a breach of its  representations  and  warranties  with  respect to that  mortgage  loan occurs, if such breach materially and adversely affects the interests of the  certificateholders  of that series in any of those mortgage loans (without regard to any applicable  financial  guaranty  insurance  policy for any class of that series).  Residential  Funding will not assign to the depositor,  and  consequently  the depositor will not assign to the trustee for the benefit of the  certificateholders,  any of the  representations  and warranties made by the mortgage  collateral  sellers or the right to require the related mortgage  collateral  seller to repurchase any such mortgage loan in the event of a breach of any of its  representations  and  warranties.  Accordingly,  the only  representations and warranties  regarding the mortgage loans included in the trust established for any series that  will be  made  for  the  benefit  of the  related  certificateholders  of  that  series  will be the  limited representations  and warranties  made by Residential  Funding and the depositor  described in this  paragraph.  See
"Mortgage Loan Program--Representations with Respect to the Mortgage Loans" in the related base prospectus.

         A limited amount of realized  losses on mortgage  loans as to which there was fraud in the  origination of those mortgage loans will be covered by the  subordination  provided by the related Class M Certificates  and Class
B  Certificates  of  that  series  as  described  in  this  term  sheet  supplement   under   "Description  of  the
Certificates--Allocation  of Losses;  Subordination," and, subject to any applicable limitations,  all such realized losses  allocated  to a class of Insured  Certificates  of any series will be covered by the  applicable  financial guaranty insurance policy.

         Certain aspects of Cooperative  Loans that may be included in the trust  established for any series differ from  those  of other  types of  mortgage  loans.  See  "Certain  Legal  Aspects  of  Mortgage  Loans--The  Mortgage
Loans--Cooperative Loans" in the related base prospectus.

                  LOAN GROUPS

         As more fully described in the prospectus  supplement for that series,  the mortgage loans included in the trust  established for any series will be divided into one or more groups based on the certain  payment,  maturity, geographical or other characteristics.

         If there is more  than one loan  group,  each  loan  group of any  series  will be  assigned  a  numerical designation,  such as loan group I and loan group II, and the mortgage  loans  included  therein may be referred to as the group I loans and the group II loans, respectively.

         Payments  received on the mortgage  loans included in any loan group will be distributed to the classes of related  offered  certificates,  as more fully  described the  prospectus  supplement  for that class and this term sheet supplement.

         As used in this term sheet  supplement,  references to the related (or words of similar effect) loan group will  mean  the loan  group or loan  groups  from  which a class of  certificates  will  receive  distributions  of principal and interest,  and  references to the related (or words of similar  effect)  mortgage loans will mean the mortgage loans in the loan group or loan groups from which a class of certificates  will receive  distributions  of principal and interest.

         The original  mortgages for many of the mortgage  loans included in the trust  established  for any series have  been,  or in the future  may be, at the sole  discretion  of the  master  servicer,  recorded  in the name of
Mortgage Electronic  Registration  Systems,  Inc., or MERS, solely as nominee for the originator and its successors and  assigns,  and  subsequent  assignments  of those  mortgages  have  been,  or in the future may be, at the sole discretion of the master servicer,  registered  electronically  through the MERS(R)System.  In some other cases, the original  mortgage was or may be recorded in the name of the originator of the mortgage loan,  record ownership was or will be  later  assigned  to MERS,  solely  as  nominee  for the  owner of the  mortgage  loan,  and  subsequent assignments  of the  mortgage  were,  or in the  future  may be, at the sole  discretion  of the  master  servicer, registered  electronically  through the MERS(R)System.  For each of these mortgage  loans,  MERS serves as mortgagee of record on the mortgage  solely as a nominee in an  administrative  capacity on behalf of the  trustee,  and does not have any interest in the mortgage  loan.  For  additional  information  regarding the recording of mortgages in the name of MERS see "Certain  Yield and  Prepayment  Considerations--Realized  Losses and Interest  Shortfalls"  in
this term sheet  supplement and  "Description of the  Certificates--Assignment  of Trust Assets" in the related base prospectus.

         A  portion  of the  mortgage  loans  included  in any loan  group for any  series  may be  subject  to the
Homeownership  and Equity  Protection  Act of 1994,  as amended,  as of the  closing  date for that  series,  and a portion of the mortgage loans included in any loan group for any series may be loans that,  under  applicable state or local law in effect at the time of  origination  of the loan,  are  referred to as (1) "high cost" or  "covered"
loans or (2) any other similar  designation if the law imposes greater  restrictions or additional  legal liability for  residential  mortgage  loans with high  interest  rates,  points  and/or fees.  See "Certain  Legal Aspects of
Mortgage Loans--The Mortgage Loans--Homeownership Act and Similar State Laws" in the related base prospectus.

         A  portion  of the  mortgage  loans  included  in any loan  group  for any  series  may be 30 days or more delinquent  in payment  of  principal  and  interest.  For a  description  of the  methodology  used to  categorize mortgage loans as delinquent, see "--Static Pool Information" in this term sheet supplement.

         A portion of the mortgage  loans  included in a loan group for any series may be balloon loans that do not fully amortize, if at all, providing for a substantial principal payment due at maturity.

         A portion of the mortgage  loans  included in a loan group for any series,  in lieu of an  appraisal,  may obtain a valuation  of the mortgage  property by using an automated  valuation  platform  developed by  Residential
Funding.  See "Automated Valuation Platform" in this term sheet supplement.

         In  addition,  a portion of the mortgage  loans  included in any loan group for any series may be Buy-Down
Mortgage Loans and/or mortgage loans that have been made to an international borrower.

         A portion of the mortgage  loans  included in a loan group for any series will require  mortgagors  to pay interest  only on those  mortgages  for an initial  period of  varying  duration.  Under the terms of these  loans, borrowers are required to pay only accrued interest each month,  with no corresponding  principal  payments,  until the end of the  interest  only  period.  Once the interest  only period  ends,  principal  payments are required to amortize the loan over its remaining term, in addition to accrued interest.

         Certain  of  the  stipulations  on the  characteristics  of  the  mortgage  loans  included  in the  trust established  for any series may be  stipulations  regarding  the Credit  Scores of the related  mortgagors.  Credit
Scores are obtained by many  mortgage  lenders in  connection  with  mortgage  loan  applications  to help assess a borrower's  credit-worthiness.  In  addition,  Credit  Scores may be  obtained  by  Residential  Funding  after the origination  of a mortgage  loan if the seller  does not  provide to  Residential  Funding a Credit  Score.  Credit
Scores are obtained from credit  reports  provided by various  credit  reporting  organizations,  each of which may employ  differing  computer models and  methodologies.  The Credit Score is designed to assess a borrower's  credit history at a single point in time, using objective  information  currently on file for the borrower at a particular credit  reporting  organization.  Information  utilized to create a Credit Score may include,  among other  things, payment history,  delinquencies on accounts,  levels of outstanding  indebtedness,  length of credit history, types of credit,  and  bankruptcy  experience.  Credit Scores range from  approximately  350 to  approximately  840, with higher scores  indicating an individual  with a more  favorable  credit  history  compared to an individual  with a lower score.  However,  a Credit Score purports only to be a measurement of the relative  degree of risk a borrower represents  to a lender,  i.e.,  a borrower  with a higher  score is  statistically  expected  to be less likely to default in payment than a borrower  with a lower score.  In  addition,  it should be noted that Credit  Scores were developed to indicate a level of default  probability  over a two-year  period,  which does not  correspond  to the life of a mortgage loan.  Furthermore,  Credit Scores were not developed  specifically  for use in connection  with mortgage  loans,  but for  consumer  loans  in  general,  and  assess  only the  borrower's  past  credit  history.
Therefore,  a Credit Score does not take into  consideration  the differences  between  mortgage loans and consumer loans generally,  or the specific  characteristics  of the related  mortgage loan, for example,  the LTV ratio, the collateral  for the mortgage  loan, or the debt to income ratio.  There can be no assurance  that the Credit Scores of the  mortgagors  will be an accurate  predictor of the likelihood of repayment of the mortgage loans included in the trust  established  for any series or that any  mortgagor's  Credit  Score would not be lower if obtained as of the date of issuance of a series of certificates.

         A portion of the mortgage loans included in the trust  established  for any series may provide for payment of a prepayment  charge for partial  prepayments  and prepayments in full,  other than a prepayment  occurring upon the sale of property  securing a mortgage  loan.  The  prepayment  charge  generally  applies to  prepayments  made within up to five years  following the  origination of such mortgage  loan. The amount of the prepayment  charge is generally  equal to six months'  advance  interest on the amount of the  prepayment  that,  when added to all other amounts  prepaid  during the  twelve-month  period  immediately  preceding the date of  prepayment,  exceeds twenty percent (20%) of the original  principal amount of the mortgage loan.  Prepayment  charges received on the mortgage loans included in the trust  established for any series will not be available for  distribution on the certificates included in that series.  See "Certain  Yield and  Prepayment  Considerations"  in this term sheet  supplement  and
"Certain Legal Aspects of the Mortgage  Loans--Default  Interest and Limitations on Prepayments" in the related base prospectus.

                  MORTGAGE RATE ADJUSTMENT

         The mortgage  rates on some of the mortgage  loans will remain fixed for an initial  period and thereafter will adjust  periodically,  generally  semi-annually  or  annually,  to a rate equal to the sum of an index and the note margin set forth in the related mortgage note, subject to certain limitations.

         In the event  that the  related  index  specified  in a  mortgage  note is no longer  available,  an index reasonably  acceptable  to the  trustee  that is based on  comparable  information  will be  selected by the master servicer.

         The amount of the monthly  payment on each  mortgage  loan will  generally  be adjusted  semi-annually  or annually,  as applicable,  on the due date of the month  following the month in which the adjustment date occurs to equal the  amount  necessary  to pay  interest  at the  then-applicable  mortgage  rate and to fully  amortize  the outstanding  stated principal  balance of each mortgage loan over its remaining term to stated maturity.  As of the cut-off  date for any series,  some or all of the  mortgage  loans of that  series may have not yet  reached  their first  adjustment  date. The mortgage loans will have various  adjustment  dates,  note margins and  limitations on the mortgage rate adjustments, as described below.

         The initial  mortgage rate in effect on a mortgage loan generally will be lower,  and may be significantly lower,  than the  mortgage  rate that  would  have  been in  effect  based on the  related  index and note  margin.
Therefore,  unless the related index declines after  origination of a mortgage loan, the related mortgage rate will generally  increase  on the first  adjustment  date  following  origination  of the  mortgage  loan  subject to the periodic rate cap. The repayment of the mortgage  loans will be dependent on the ability of the  mortgagors to make larger monthly  payments  following  adjustments  of the mortgage  rate.  Mortgage loans that have the same initial mortgage  rate may not always  bear  interest at the same  mortgage  rate  because  these  mortgage  loans may have different  adjustment  dates,  and the mortgage rates therefore may reflect  different  related index values,  note margins,  maximum  mortgage rates and minimum  mortgage rates.  The Net Mortgage Rate with respect to each mortgage loan as of the cut-off  date for any series will be set forth in the related  mortgage  loan  schedule  attached to the related pooling and servicing agreement.

         Because of the periodic rate caps and the generally  lower initial  mortgage rates on the mortgage  loans, in a rising  interest rate  environment  the mortgage rate on the adjustable  rate mortgage loans may be lower than prevailing  mortgage  rates for an extended  period of time and therefore the related Senior Net WAC Rate and Class
M Net WAC Rate  will  initially  be less than it would  have  been if all of the  related  mortgage  loans  already adjusted to their fully-indexed rate.

                  SHARIA MORTGAGE LOANS

         A portion of the mortgage  loans included in any loan group for any series may be Sharia  mortgage  loans.
Sharia  mortgage  loans are mortgage  loans that have been  structured to comply with Islamic  religious law, which prohibits  the charging of interest on loans.  Generally,  ownership of the  mortgaged  property  securing a Sharia mortgage  loan  is  vested  in two  co-owners,  the  borrower,  referred  to as  the  "consumer",  and an  indirect wholly-owned  subsidiary of the originator,  referred to as the "co-owner,"  pursuant to a co-ownership  agreement.
Both the consumer and co-owner possess certain rights,  which indicate their respective rights of ownership,  under the co-ownership agreement,  including the "indicia of ownership".  Certain indicia of ownership,  such as the sole right to occupy the property and the  obligation  to pay taxes on the property,  belong to the consumer,  and other indicia of  ownership,  such as the right of re-entry for purposes of inspection of the property and the ability to cure any defects  regarding  the  property,  belong to the  co-owner.  The  consumer is  obligated  to make monthly payments to the  co-owner  pursuant  to an  obligation  to pay.  Each  monthly  payment is  comprised  of a "profit payment" and an "acquisition  payment".  The profit payment is made in  consideration  of the consumer's  exclusive right to use and enjoy the mortgaged  property.  The sum of the acquisition  payments required to be made under the obligation  to pay will equal the portion of the  purchase  price or  refinance  amount paid by the co-owner at the time of  origination.  A lien on the  mortgaged  property  to secure  the  obligations  of the  consumer  under the obligation to pay and the  co-ownership  agreement is  established  pursuant to a mortgage or security  instrument, which is  filed in the real  property  records  of the  applicable  recording  office.  The  originator's  security interest in both the  co-owner's  and the  consumer's  interest in the  mortgaged  property,  along with the rights under the  co-ownership  agreement and the  obligation  to pay,  will be assigned to the trust as the  originator's assignee.  Title to the  mortgaged  property is retained by the consumer  and the  co-owner or the consumer  alone.
Upon a default by the  consumer  under the  obligation  to pay or the  co-ownership  agreement,  the trust,  as the originator's  assignee,  will have the power to sell the  property  and use the proceeds of the sale to satisfy the full amount owed by the consumer under the obligation to pay and the co-ownership agreement.

         For all purposes under this term sheet  supplement,  the profit factor on any Sharia mortgage loan will be deemed to be the mortgage rate on that mortgage loan,  any amounts  received with respect to the profit payment for any Sharia mortgage loan will be deemed to be interest  collected on that mortgage loan, any amounts  received with respect to the acquisition  payment for any Sharia  mortgage loan will be deemed to be principal  collected on that mortgage  loan,  references  in this  term  sheet  supplement  to a note or  mortgage  note  will be  deemed  to be references to the obligation to pay for any Sharia  mortgage loan and  references in this term sheet  supplement to a mortgage will be deemed to be  references to a mortgage or security  instrument,  as  applicable,  for any Sharia mortgage loan.

                  STATIC POOL INFORMATION

         Current  static pool data with  respect to  mortgage  loans  master  serviced  by  Residential  Funding is available on the internet at  www.gmacrfcstaticpool.com  (the "Static  Pool  Data").  Information  presented  under
"RFMSI" as the  issuer/shelf and "SA" as the series will include  information  regarding prior  securitizations  of mortgage  loans that are similar to the  mortgage  loans  included in the  mortgage  pool for any series,  based on underwriting  criteria and credit  quality,  and that  information is referred to in this term sheet as Static Pool
Data.

         The  Static  Pool  Data is not  deemed  to be a part of the  prospectus  or the  depositor's  registration statement to the extent that the Static Pool Data  relates to (a) any issuing  entity that was  established  before
January 1, 2006 and (b)  information  relating to assets of any issuing  entity  established on or after January 1,
2006 and relating to periods prior to January 1, 2006.

         As used in the Static Pool Data and in this term sheet  supplement,  a loan is  considered to be "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day  immediately  prior to the next following  monthly  scheduled due date; "60 to
89 days" or "60 or more days"  delinquent  when a payment due on any  scheduled  due date remains  unpaid as of the close of business on the last business day immediately  prior to the second following  monthly  scheduled due date;
and so on. The  determination  as to whether a mortgage  loan falls into these  categories  is made as of the close of business  on the last  business  day of each month.  Grace  periods  and  partial  payments do not affect  these determinations.

         From time to time, the master  servicer or a subservicer  will modify a mortgage loan,  recasting  monthly payments for  delinquent  borrowers who have  experienced  financial  difficulties.  Generally  such borrowers make payments  under the modified  terms for a trial period,  before the  modifications  become  final.  During any such trial period,  delinquencies  are reported based on the mortgage  loan's original  payment terms.  The trial period is designed  to  evaluate  both a  borrower's  desire to remain in the  mortgaged  property  and, in some cases,  a borrower's  capacity to pay a higher monthly  payment  obligation.  The trial period  generally may extend to up to six months before a modification is finalized.  Once the  modifications  become final,  delinquencies  are reported based on the modified  terms.  Generally if a borrower fails to make payments  during a trial period,  the mortgage loan goes into  foreclosure.  Historically,  the master  servicer  has not  modified a material  number of mortgage loans in any pool.  Furthermore,  the rating agencies  rating the  certificates  impose certain  limitations on the ability of the master servicer to modify loans.

         Charge offs are taken only when the master  servicer has  determined  that it has received all payments or cash  recoveries  which the master  servicer  reasonably and in good faith expects to be finally  recoverable  with respect to any mortgage loan.

         There can be no assurance that the  delinquency  and  foreclosure  experience set forth in the Static Pool
Data will be  representative  of the results that may be experienced with respect to the mortgage loans included in the trust established for any series.

                  PRIMARY MORTGAGE INSURANCE AND PRIMARY HAZARD INSURANCE

         Subject to limited  exceptions,  each of the  mortgage  loans  included in the trust  established  for any series  generally will be required to be covered by a standard hazard insurance  policy,  which is referred to as a primary hazard insurance  policy.  Each primary hazard  insurance  policy is required to include extended  coverage in an amount  equal to the lesser of the  principal  balance  owing on the mortgage  loan or 100% of the  insurable value of the improvements;  provided,  however,  that the coverage may not be less than the minimum amount required to fully  compensate for any loss or damage on a replacement  cost basis.  The master  servicer may elect to obtain and maintain a blanket primary hazard  insurance  policy with extended  coverage  insuring against hazard losses on the  mortgage  loans,  which may contain a  deductible  clause.  To the extent that the master  servicer  elects to obtain a blanket  primary  hazard  insurance  policy,  a primary  hazard  insurance  policy is not  maintained on a mortgaged  property,  and a loss  occurs on that  mortgaged  property  that would have been  covered by a compliant primary  hazard  insurance  policy that is not covered by the blanket  primary hazard  insurance  policy due to the deductible clause, the master servicer will deposit into the Certificate Account an amount equal to the loss.

          Subject to limited  exceptions,  each mortgage loan included in the trust established for any series with an LTV ratio at  origination  in excess of 80% will be insured by a primary  mortgage  insurance  policy,  which is referred  to as a  primary  insurance  policy,  covering  at  least  30% of the  balance  of the  mortgage  loan at origination  if the LTV ratio is between  95.00% and 90.01%,  at least 25% of the balance of the  mortgage  loan at origination  if the LTV ratio is between  90.00% and 85.01%,  and at least 12% of the balance of the mortgage  loan at origination if the LTV ratio is between 85.00% and 80.01%.

         All of the primary  insurance  policies on the mortgage  loans included in the trust  established  for any series were or will be issued by insurers  having a claim paying  ability,  as of the cut-off date for that series, acceptable  to the rating  agencies  for that  series.  The insurers may include but are not limited to one or more of Radian F/K/A  Commonwealth,  Triad Guaranty,  Republic  Mortgage  Insurance N.C.,  Mortgage  Guaranty  Insurance
Corporation,  PMI Mortgage  Insurance Co.,  United  Guaranty  Residential  Ins. Co. and General  Electric  Mortgage
Insurance Company, which,  collectively,  are referred to herein as the primary insurers.  However, no assurance as to the actual  ability of any of the  primary  insurers  to pay claims can be given by the  depositor,  the issuing entity or the underwriters  for the applicable  series.  See "Insurance  Policies on Mortgage Loans" in the related base prospectus.

                  UNDERWRITING STANDARDS

         All of the  mortgage  loans  in the  mortgage  pool  were  generally  originated  in  accordance  with the underwriting  criteria of Residential  Funding  described under "Mortgage Loan  Program--Underwriting  Standards" in the related base prospectus.  Residential  Funding may perform only sample quality  assurance  reviews to determine whether the mortgage loans in any mortgage pool were  underwritten  in accordance with  applicable  standards.  See
"Mortgage Loan Program---Underwriting Standards" in the related base prospectus.

         The  applicable  underwriting  standards  include a set of  specific  criteria  by which the  underwriting evaluation is made.  However,  the  application  of the  underwriting  standards  does not imply that each specific criterion was  satisfied  individually.  Rather,  a mortgage loan will be considered to be originated in accordance with the underwriting  standards  described above if, based on an overall  qualitative  evaluation,  the loan is in substantial  compliance with the underwriting  standards.  For example, a mortgage loan may be considered to comply with  the  underwriting  standards  described  above,  even  if one  or  more  specific  criteria  included  in the underwriting  standards were not satisfied,  if other factors positively compensated for the criteria that were not satisfied.

                  AUTOMATED VALUATION PLATFORM

         In some cases,  for mortgage loans  underwritten  through  Residential  Funding's  automated  underwriting system,  in lieu of an  appraisal,  a valuation of the  mortgaged  property  will be obtained by using an automated valuation platform  developed by Residential  Funding.  There are multiple  automated  valuation models included in
Residential  Funding's automated  underwriting  system. Based upon, among other factors, the geographic area, price range and other  attributes  of a  qualifying  mortgage  loan,  a  mortgage  loan is  directed  to the  appropriate automated valuation model for that particular  mortgage loan. An automated  valuation model evaluates,  among other things,  various types of  publicly-available  information such as recent sales prices for similar homes within the same  geographic  area and within the same price range.  Residential  Funding uses  automated  valuation  models in lieu of full  appraisals for qualifying  first lien mortgage loans which meet specified  underwriting  criteria and receive an acceptable valuation.

                  ADDITIONAL INFORMATION

         A current  report on Form 8-K will be available to  purchasers of the offered  certificates  of any series and will be filed, by the issuing entity,  in its own name,  together with the pooling and servicing  agreement for that series,  including any applicable  financial  guaranty insurance policy for that series which will be attached as an exhibit to the related pooling and servicing  agreement,  with the Securities and Exchange  Commission within fifteen days after the initial issuance of the offered certificates of that series.

                                                   DESCRIPTION OF THE CERTIFICATES

         GENERAL

         The trust will issue  certificates  pursuant to the  pooling and  servicing  agreement.  The  certificates consist of certain  publicly  offered  classes of  certificates,  which are referred to collectively as the offered certificates,  and one or more  classes  of Class B  Certificates  which  are not  publicly  offered.  The  various classes of Class A Certificates  are referred to collectively  as the Class A Certificates.  The various classes of
Class R Certificates  are referred to collectively as the Class R, or Residual,  Certificates.  The various classes of Class A and Class R Certificates are referred to collectively as the Senior Certificates.

         The Senior  Certificates  of each group will be will be  assigned a numerical  designation,  such as Class
I-A and Class II-A, to denote the group to which the  certificates  belong.  The Senior  Certificates of each group will receive  payments on the mortgage  loans in the related loan group,  except as is otherwise  set forth in this term sheet supplement.

         In addition,  one or more classes of Class R Certificates,  or the Residual  Certificates,  will be issued in connection with each series.

Stacked Transactions

         For some  series of  certificates,  referred  to herein  as  Stacked  Transactions,  a  separate  group of subordinate  certificates  will be issued related solely to each group and assigned a numerical  designation,  such as Class  I-M-1 and  Class  II-M-1,  to  denote  the group to which  the  certificates  belong.  These  subordinate certificates  will  receive  payments  on the  mortgage  loans in the  related  loan group and will serve as credit enhancement solely for the related group of Senior Certificates, as described in this term sheet supplement.

         References to the related  mortgage loans with respect to the subordinate  certificates of any certificate group in a Stacked Transaction will mean the mortgage loans in the related loan group.

         In addition to the Senior Certificates in a Stacked  Transaction,  except as is otherwise set forth in the prospectus  supplement and the prospectus  supplement for that series, each series of certificates will include the following classes of subordinate certificates with respect to each loan group:

o        Class M-1 Certificates;

o        Class M-2 Certificates;

o        Class M-3 Certificates;

o        Class B-1 Certificates;

o        Class B-2 Certificates; and
o        Class B-3 Certificates.

  Crossed Transactions

         For some  series of  certificates,  referred  to herein  as  Crossed  Transactions,  a  separate  group of subordinate  certificates  will be issued  related to all  Senior  Certificates  of that  series.  The  subordinate certificates  will be enumerated  without a numerical  designation to denote inclusion in a particular  group, such as Class M-1 and Class M-2. These  subordinate  certificates  will receive  payments on the mortgage loans included in the trust established for that series and will serve as credit  enhancement for all Senior  Certificates of that series, as described in this term sheet supplement.

         References  to the related  mortgage  loans with respect to the  subordinate  certificates  in any Crossed
Transaction will mean the mortgage loans.

         In addition to the Senior Certificates in a Crossed  Transaction,  except as is otherwise set forth in the prospectus  supplement and the prospectus  supplement for that series, each series of certificates will include the following classes of subordinate certificates:

o        Class M-1 Certificates;

o        Class M-2 Certificates;

o        Class M-3 Certificates;

o        Class B-1 Certificates;

o        Class B-2 Certificates; and

o        Class B-3 Certificates.

         As  used  in  this  term  sheet  supplement,  the  Class  M  Certificates  refers  to all of the  Class  M
Certificates  issued as part of the series, and the Class B Certificates  refers to all of the Class B Certificates issued as part of the series.  References  to the related  Class M  Certificates,  or words or similar  effect with respect  to the Class B  certificates  or any class  thereof,  will mean the Class M  Certificates  in the  related certificate  group, in the case of a Stacked  Transaction,  and all of the Class M  Certificates,  in the case of a
Crossed Transaction.

         Only the  Senior  Certificates  and the  Class M  Certificates  of any  series  are  offered  hereby.  See
"Glossary" in the related base prospectus for the meanings of capitalized  terms and acronyms not otherwise defined in this term sheet supplement.

         The  offered  certificates  of any  series  may  consist  of any one or a  combination  of the  categories described in "Description of the Certificates--General" in the related base prospectus.

         The  certificates of any series in the aggregate will evidence the entire  beneficial  ownership  interest in the related trust.  For any series, the trust will consist of:

o    the mortgage loans transferred to that trust;

o    with  respect to any class of  Insured  Certificates  of that  series,  any  applicable  reserve  fund and any applicable rounding account;

o    cash  deposited in respect of the mortgage  loans  transferred  to that trust in the Custodial  Account and in the Certificate Account and belonging to the trust;

o    property  acquired  by  foreclosure  of the  mortgage  loans  transferred  to  that  trust  or deed in lieu of foreclosure;

o    any applicable primary insurance policies and primary hazard insurance policies; and

o    all proceeds of any of the foregoing.

         Except as is otherwise set forth in the prospectus  supplement for any  applicable  class of  certificates of any series,  the Senior  Certificates,  other than the Residual  Certificates,  and the Class M Certificates for
each series will be available only in book-entry form through  facilities of The Depository Trust Company,  or DTC, and are  collectively  referred to as the DTC  registered  certificates.  The DTC registered  certificates  will be issued, maintained and transferred on the book-entry records of DTC and its participants.

         Except as is otherwise set forth in the prospectus  supplement of any applicable  class of certificates of any  series,  the DTC  registered  certificates  for each  series  will be  issued  in  minimum  denominations  of:
$100,000,  in the case of the Class A and Class M-1  Certificates  of each  series,  or $250,000 in the case of the
Class M-2 Certificates and Class M-3 Certificates of each series,  and, in each case,  integral  multiples of $1 in excess thereof;  $1,000 and integral multiples of $1,000 in excess thereof, in the case of Insured  Certificates of that series;  and an initial notional amount of $2,000,000,  and integral  multiples of $1 in excess thereof in the case of any class of Interest  Only  Certificates  of that  series.  The  Residual  Certificates  will be issued in registered,  certificated form in minimum  denominations of a 20% percentage  interest,  except, in the case of one
Residual  Certificate  of each class of Residual  Certificates  for any series as otherwise  described in this term sheet supplement under "Material Federal Income Tax Consequences."

         The DTC registered  certificates of any series will be represented by one or more certificates  registered in the name of Cede & Co.,  as the nominee of DTC. No  beneficial  owner will be entitled to receive a  certificate of any class in fully  registered  form,  or a  definitive  certificate,  except as  described  in the related base
prospectus  under   "Description  of  the   Certificates--Form   of  Certificates."   Unless  and  until  definitive
certificates  are issued for the DTC  registered  certificates  under the limited  circumstances  described in this term sheet supplement:

o    all references to actions by  certificateholders  with respect to the DTC registered  certificates shall refer to actions taken by DTC upon instructions from its participants; and

o    all  references  in  this  term  sheet  supplement  to  distributions,  notices,  reports  and  statements  to certificateholders  with respect to the DTC registered  certificates  shall refer to  distributions,  notices, reports and  statements to DTC or Cede & Co., as the  registered  holder of the DTC  registered  certificates, for distribution to beneficial owners by DTC in accordance with DTC procedures.

     Exchangeable Certificates

         All or a portion  of the  certificates  for any  series  may be  Exchangeable  Certificates,  which may be exchanged for a  proportionate  interest in the related  Exchanged  Certificates  for that series,  in combinations shown in the related prospectus  supplement.  All or a portion of the Exchanged  Certificates may also be exchanged for the related  Exchangeable  Certificates  in the same  manner.  The  classes of  Exchanged  Certificates  and of
Exchangeable  Certificates  that are  outstanding  at any given time,  and the  outstanding  Certificate  Principal
Balances and Notional  Amounts,  as  applicable,  of these  classes will depend upon any related  distributions  of principal or  reductions  in Notional  Amounts,  as  applicable,  as well as any  exchanges  that occur.  Exchanged
Certificates  or  Exchangeable  Certificates  in any  combination  may be exchanged only in the proportion that the original  Certificate  Principal  Balances or Notional  Amounts,  as applicable,  of such  certificates bear to one another  as  shown  in the  related  prospectus  supplement.  Holders  of  Exchangeable  Certificates  will  be the beneficial  owners of a  proportionate  interest in the  Exchanged  Certificates  in the related  group of combined certificates,  referred  to  herein  as a  Combination  Group,  and  will  receive  a  proportionate  share  of the distributions on those certificates.

         Procedures.  The procedures for exchanging any of the classes of Exchangeable  Certificates  and Exchanged
Certificates  included  in a series  that are  outstanding  at any  given  time  will be set  forth in the  related prospectus supplement.

         Additional  Considerations.  The  characteristics  of the Exchangeable  Certificates will reflect,  in the aggregate,  generally the characteristics of the related Exchanged  Certificates.  Investors are encouraged to also consider a number of factors that will limit a certificateholder's  ability to exchange Exchanged  Certificates for
Exchangeable Certificates and vice versa:

o        At the time of the proposed exchange, a certificateholder must own certificates of the related class or classes in the proportions necessary to make the desired exchange and must pay the exchange fee, if set forth in the related prospectus supplement.

o        A certificateholder that does not own the certificates may be unable to obtain the necessary Exchanged
                  Certificates or Exchangeable Certificates.

o        The certificateholder of certificates required for a desired combination may refuse to sell them at a reasonable price (or any price) or may be unable to sell them.

o        Certain certificates may have been purchased or placed into other financial structures and thus be unavailable.

o        Principal distributions and reductions in notional amounts will decrease the amounts available for exchange over time.

o        Only the combinations listed in related prospectus supplement are permitted.

o        The Record Dates for Exchangeable Certificates and the Exchanged Certificates that are the subject of the exchange must be the same.

                  GLOSSARY OF TERMS

         The  following  terms  are  given  the  meanings  shown  below  to help  describe  the  cash  flows on the certificates for any series:

         ACCRETION  DIRECTED  CERTIFICATES--For  any series,  any class of Class A Certificates  related to any loan group that are  categorized  as Accretion  Directed  Certificates  in the  prospectus  supplement for that class of certificates.

         ACCRETION  TERMINATION  DATE--For any class of Accretion  Directed  Certificates  included in a series, the earlier  of (a) the  distribution  date on which the  aggregate  Certificate  Principal  Balance  of the  Accretion
Directed  Certificates  of that series is reduced to zero and (b) the Credit Support  Depletion Date  applicable to that class.

         ACCRUAL  CERTIFICATES--For  any series,  any class of Class A Certificates  that are categorized as Accrual
Certificates in the prospectus supplement for that class of certificates.

         ACCRUAL  DISTRIBUTION  AMOUNT--With  respect to any specified  class or classes of Accrual  Certificates of any series and each distribution  date preceding the Accretion  Termination Date for that class, an amount equal to the aggregate amount of Accrued  Certificate  Interest on such class or classes Accrual  Certificates for that date which will be added to the Certificate  Principal  Balance  thereof,  and distributed in the manner described under
"Description of the Certificates--Principal  Distributions on the Senior Certificates" to the holders of the related class or classes of Accretion  Directed  Certificates  of that series as principal in reduction of the  Certificate
Principal  Balances  thereof.  Any  distributions of the Accrual  Distribution  Amount for any specified classes or classes of Accrual  Certificates  to the related class or classes of Accretion  Directed  Certificates  will reduce the Certificate  Principal  Balances of such related class or classes of  certificates  by that amount.  The amount that is added to the Certificate  Principal  Balances of any class of Accrual  Certificates will accrue interest at the pass-through rate for that class. On each  distribution  date on or after the Accretion  Termination Date for a class of Accretion  Directed  Certificates of any series,  the entire Accrued  Certificate  Interest on the related
Accrual  Certificates  for that date will be  payable to the  holders  of the  related  class of  certificates,  as interest to the extent not required to fully reduce the amounts of the Accretion  Directed  Certificates to zero on the Accretion  Termination Date; provided,  however,  that if the Accretion  Termination Date is the Credit Support
Depletion  Date,  the entire Accrual  Distribution  Amount for that date will be payable as interest to the holders of the Accrual Certificates.

         ACCRUED CERTIFICATE  INTEREST--With  respect to any distribution date and any class of offered certificates of any series,  an amount  equal to (a) in the case of each class of offered  certificates  of that  series,  other than any Interest Only Certificates and Principal Only  Certificates,  interest accrued during the related Interest
Accrual Period on the Certificate  Principal  Balance of the certificates of that class,  immediately prior to that distribution  date at the related  pass-through  rate and (b) in the case of the Interest Only Certificates of that series,  interest accrued during the related  Interest  Accrual Period on the related  Notional Amount  immediately prior to that  distribution  date at the  then-applicable  pass-through  rate on that  class for that  distribution date; in each case less interest  shortfalls on the mortgage  loans in the related loan group included in the trust established for that series, if any,  allocated thereto for that distribution date to the extent not covered,  with respect to the Senior  Certificates for that series, by the subordination  provided by the Class B Certificates and
Class M Certificates of that series,  or the related Class B Certificates  and Class M Certificates of that series, in a Stacked  Transaction,  and,  only with  respect to any class of Insured  Certificates  of any  series,  by any applicable  reserve fund and the  additional  credit  enhancement  provided by the  applicable  financial  guaranty insurance  policy for interest  shortfalls  on the mortgage  loans in the related loan group other than  Prepayment
Interest  Shortfalls  or  interest  shortfalls  due to  application  of the  Relief  Act,  after  depletion  of any subordination,  and,  with  respect to the Class M  Certificates,  to the extent not  covered by the  subordination provided by the Class B Certificates  of that series,  or the related Class B Certificates  of that series,  in the case of a Stacked  Transaction,  and any class or classes of Class M  Certificates  of that series,  or the related
Class M  Certificates  of that  series,  in the case of a  Stacked  Transaction  having a lower  payment  priority, including in each case:

                  (i)      any  Prepayment  Interest  Shortfall on the mortgage loans included in the related group to the extent not  covered  by the  master  servicer  as  described  in this term sheet  supplement  under
         "Description of the Certificates--Interest Distributions";

                  (ii)     in the case of an Excess  Transaction,  the interest portions of Realized Losses for the related loan group,  including  Excess  Special  Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy
         Losses and  Extraordinary  Losses on the mortgage loans included in the trust  established for that series not allocated through subordination;

                  (iii)    in the case of an Excess  Transaction,  the interest  portion of any Advances  that were made with  respect to  delinquencies  on the mortgage  loans  included in the related loan group that were ultimately  determined to be Excess Special Hazard Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses
         or Extraordinary Losses; and

                  (iv)     any other  interest  shortfalls on the mortgage loans included in the related loan group not covered by the  subordination  provided by the Class M Certificates  or Class B  Certificates  of that series,  or the  related  Class B  Certificates  and Class M  Certificates  of that  series,  in a Stacked
         Transaction,  including interest  shortfalls  relating to the Servicemembers  Civil Relief Act, or similar legislation or regulations, all allocated as described below.

The related  Senior  Percentage of such  reductions  in the case of the related loan group will be allocated  among the holders of the related  Senior  Certificates  in proportion to the  respective  amounts of Accrued  Certificate
Interest  that would  have been  payable  from the  related  loan  group on that  distribution  date  absent  these reductions.  The  remainder  of these  reductions  will be  allocated  among the  holders  of the  related  Class M
Certificates and the Class B Certificates in proportion to the respective amounts of Accrued  Certificate  Interest that would have been  payable on that  distribution  date  absent  these  reductions.  In the case of each class of
Class M Certificates,  Accrued Certificate  Interest on that class will be further reduced by the allocation of the interest  portion of certain  losses on the mortgage loans included in the trust  established  for that series,  if any, as described below under "--Allocation of Losses;  Subordination."  Accrued Certificate  Interest on each class of Senior  Certificates of any series related to a loan group (other than any Principal Only  Certificates) will be distributed on a pro rata basis.  Accrued  Certificate  Interest on each class of certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months.

         ADVANCE--With  respect to any mortgage  loan and any  distribution  date,  an amount equal to the scheduled payments of  principal,  other than any Balloon  Amount in the case of a Balloon  Loan,  and  interest  due on that mortgage  loan during the related Due Period  which were not  received as of the close of business on the  business day preceding the related determination date.

         AVAILABLE  DISTRIBUTION  AMOUNT--With  respect to any  distribution  date and any series will be determined separately for each loan group of that series, and in each case will be an amount equal to the aggregate of:

         -        the aggregate  amount of scheduled  payments on the mortgage  loans  included in the related loan group due during the  related Due Period and  received  on or prior to the related  determination date,  after  deduction  of the  related  servicing  fees and  payment of any  premium and to the applicable  Certificate  Insurer with respect to any financial  guaranty insurance policy related to that series;

         -        all  unscheduled  payments on the mortgage  loans  included in the related loan group,  including mortgagor  prepayments,  Insurance  Proceeds,  Liquidation  Proceeds,  Subsequent  Recoveries and
                  proceeds from  repurchases of and  substitutions  for these mortgage loans  occurring  during the preceding  calendar month or, in the case of mortgagor  prepayments  in full,  during the related
                  Prepayment Period;

         -        all  Advances  on  the  mortgage  loans  included  in  the  related  loan  group  made  for  that distribution  date,  in each case net of amounts  reimbursable  therefrom to the master  servicer and any subservicer; and,

          -       with respect to a Crossed  Transaction,  any  additional  amounts to be included in the Available
                  Distribution  Amount  with  respect to such loan  group  from any other  loan group as  described under "Principal  Distributions on the Senior  Certificates--Cross-Collateralization  Mechanics in
                  a Crossed Transaction."

         In addition to the  foregoing  amounts,  with respect to  unscheduled  collections  on the mortgage  loans included in the trust established for that series,  not including  mortgagor  prepayments,  the master servicer may elect to treat such amounts as included in the related Available  Distribution  Amount for the distribution date in the  month  of  receipt,  but is not  obligated  to do so.  As  described  in  this  term  sheet  supplement  under
"--Description of the  Certificates--Principal  Distributions on the Senior Certificates," any amount with respect to which such election is so made shall be treated as having been  received on the last day of the preceding  calendar month for the  purposes  of  calculating  the  amount  of  principal  and  interest  distributions  to any class of certificates.  With respect to any distribution  date, the  determination  date is the second business day prior to that distribution date.

         CAPITALIZATION  REIMBURSEMENT  AMOUNT--With  respect  to any  distribution  date and each loan  group,  the amount of Advances or  Servicing  Advances  that were added to the  outstanding  principal  balance of the mortgage loans in that loan group during the preceding  calendar month and reimbursed to the master  servicer or subservicer on or prior to such distribution  date, plus the related  Capitalization  Reimbursement  Shortfall Amount remaining unreimbursed  from any  prior  distribution  date  for  that  series  and  reimbursed  to the  master  servicer  or subservicer  on or prior to such  distribution  date.  The master  servicer or  subservicer  will be entitled to be reimbursed for these amounts only from the principal collections on the mortgage loans in that loan group.

         CAPITALIZATION  REIMBURSEMENT  SHORTFALL AMOUNT--With respect to any distribution date and each loan group, the  amount,  if any,  by which the amount of  Advances  or  Servicing  Advances  that were added to the  principal balance of the  mortgage  loans in that loan group  during  the  preceding  calendar  month  exceeds  the amount of principal  payments on those mortgage loans included in the related Available  Distribution  Amount for that series on that distribution date.

         CERTIFICATE GROUP--With respect to each loan group, the related Senior Certificates.

         CERTIFICATE  PRINCIPAL  BALANCE--With  respect to any offered  certificate  of any  series,  other than the
Interest  Only  Certificates,  as of any date of  determination,  an  amount  equal  to the sum of (x) the  initial
Certificate  Principal  Balance of that  certificate and (y) in the case of any class of Accrual  Certificates,  an amount  equal to the Accrued  Certificate  Interest  added to the  Certificate  Principal  Balance of that class of
Accrual Certificates on each distribution date prior to the applicable  Accretion  Termination Date, reduced by the aggregate of (a) all amounts  allocable to principal  previously  distributed  with respect to that certificate and
(b) any reductions in the Certificate  Principal Balance of that certificate  deemed to have occurred in connection with  allocations  of  Realized  Losses for that  series in the  manner  described  in this term sheet  supplement, provided  that,  after the  Certificate  Principal  Balances of the Class B  Certificates  for any  series,  or the related  Class B  Certificates  in a Stacked  Transaction,  have been reduced to zero,  the  Certificate  Principal
Balance of any  certificate of the class of Class M Certificates  for that series,  or the class of related Class M
Certificates in a Stacked  Transaction,  outstanding  with the highest payment  priority to which Realized  Losses, other than, in the case of an Excess  Transaction,  Excess Bankruptcy Losses,  Excess Fraud Losses,  Excess Special
Hazard Losses and  Extraordinary  Losses,  on the mortgage loans included in the trust  established for that series have been allocated shall be increased by the percentage  interest  evidenced  thereby  multiplied by the amount of any Subsequent  Recoveries  thereon not previously  allocated,  but not by more than the amount of Realized  Losses previously  allocated  to reduce  the  Certificate  Principal  Balance  of that  certificate,  and the  Certificate
Principal  Balance  of the  class of  certificates,  or  related  certificates  in a  Stacked  Transaction,  with a
Certificate  Principal  Balance  greater than zero with the lowest payment  priority shall be further reduced by an amount  equal  to the  percentage  interest  evidenced  thereby  multiplied  by the  excess,  if  any,  of (i)  the then-aggregate  Certificate  Principal  Balance of all classes of certificates of that series then outstanding over
(ii) the  then-aggregate  Stated Principal Balance of all of the mortgage loans, or the related mortgage loans in a
Stacked   Transaction.   The  Certificate   Principal  Balance  of  the  Exchangeable   Certificates  or  Exchanged
Certificates that are not outstanding on any distribution date will be equal to zero.

         CLASS M NET WAC RATE--With  respect to any distribution  date and any class of Class M Certificates,  a per annum rate equal to the weighted  average of the Senior Net WAC Rate for each  related  loan group  weighted on the basis of the Subordinate Component for that related loan group.

         COMBINATION  GROUP--For  any  series,  the group of  Exchangeable  Certificates  set  forth in the  related prospectus supplement.

         CREDIT SUPPORT DEPLETION  DATE--For any series that is a Crossed  Transaction,  the first distribution date on which the Senior Percentage  equals 100%, and for any series that is a Stacked  Transaction and each loan group, the  first  distribution  date on  which  the  aggregate  Certificate  Principal  Balance  of the  related  Class M
Certificates and the related Class B Certificates has been reduced to zero.

         DECEASED  HOLDER--For any series with a class of Random Lot Insured  Certificates,  a beneficial owner of a
Random Lot Insured  Certificate  of that class who was a natural  person living at the time that holder's  interest was acquired  and whose  executor or other  authorized  representative  causes to be furnished to the  participant, evidence of death satisfactory to the participant and any tax waivers requested by the participant.

         DUE DATE--With  respect to any  distribution  date and any mortgage  loan,  the date during the related Due
Period on which scheduled payments are due.

         DUE  PERIOD--With  respect to any  distribution  date,  the calendar month in which the  distribution  date occurs.

         EXCESS  BANKRUPTCY  LOSSES--For  any Excess  Transaction  which is also a Crossed  Transaction,  Bankruptcy
Losses on the mortgage loans in excess of the Bankruptcy  Amount for that series,  and for any Stacked  Transaction which is an Excess  Transaction,  Bankruptcy  Losses on the mortgage  loans included in any loan group in excess of the related Bankruptcy Amount.

         EXCESS FRAUD LOSSES--For any Excess Transaction which is also a Crossed  Transaction,  Fraud Losses on the mortgage loans in excess of the Fraud Loss Amount for that series,  and for any Excess  Transaction which is also a
Stacked  Transaction,  Fraud Losses on the mortgage loans included in any loan group in excess of the related Fraud
Loss Amount.

         EXCESS SPECIAL  HAZARD LOSSES--For any Excess  Transaction  which is also a Crossed  Transaction,  Special
Hazard Losses on the mortgage  loans in excess of the Special  Hazard  Amount for that series,  and for any Stacked
Transaction,  Special  Hazard  Losses on the  mortgage  loans  included  in any loan group in excess of the related
Special Hazard Amount.

         EXCESS  TRANSACTION--A  Series of certificates  whereby Fraud Losses,  Bankruptcy Losses and Special Hazard
Losses up to the Fraud Loss Amount,  Bankruptcy Amount and Special Hazard Amount,  respectively,  and Extraordinary
Losses are  allocated as set forth herein in a manner  distinct  from  Realized  Losses  (other than Fraud  Losses,
Bankruptcy Losses, Special Hazard Losses and Extraordinary Losses).

         EXCHANGEABLE  CERTIFICATES--For  any series,  the class of certificates set forth as such in the prospectus supplement for such series.

         EXCHANGES  CERTIFICATES--For  any series,  the class of  certificates  set forth as such in the  prospectus supplement for such series.

         FINAL  DISPOSITION--With  respect to a  defaulted  mortgage  loan,  a Final  Disposition  is deemed to have occurred upon a  determination  by the master  servicer that it has received all  Insurance  Proceeds,  Liquidation
Proceeds and other payments or cash recoveries  which the master  servicer  reasonably and in good faith expects to be finally recoverable with respect to the mortgage loan.

         INSURED  CERTIFICATES--For  any series, any class of certificates  specified to be insured  certificates in the prospectus supplement for that class of certificates.

         INTEREST  ACCRUAL  PERIOD--With  respect  to all  class of  certificates  and any  distribution  date,  the calendar month  preceding the month in which the  distribution  date occurs.  Notwithstanding  the  foregoing,  the distributions of interest on any distribution  date for all classes of certificates  will reflect interest accrued, and receipts for that interest accrued,  on the mortgage loans for the preceding  calendar month, as may be reduced by any Prepayment  Interest  Shortfall and other  shortfalls in collections of interest to the extent  described in this term sheet supplement.

         INTEREST ONLY  CERTIFICATES--For  any series,  any class of Class A  Certificates  specified to be interest only certificates in the prospectus supplement for that class of certificates.

         NET MORTGAGE  RATE--As to a mortgage loan included in the trust  established  for any series,  the mortgage rate minus the rate per annum at which the related servicing fees accrue.

         NOTIONAL  AMOUNT--With  respect to any date of determination,  the Notional Amount of any class of Interest
Only  Certificates  included in that series will be the notional amount set forth in the prospectus  supplement for that class of  certificates.  Reference to a Notional  Amount is solely for  convenience  in specific  calculations and does not represent the right to receive any  distributions  allocable to principal.  The Notional Amount of any
Exchangeable  Certificates  or Exchanged  Certificates  that are not outstanding on any  distribution  date will be equal to zero.

         PRINCIPAL  ONLY  CERTIFICATES--For  any series,  any other class of Class A  Certificates  specified  to be principal only certificates in the prospectus supplement for that class of certificates.

         RANDOM LOT INSURED  CERTIFICATES--For  any series, any class of Insured Certificates of that series subject to random lot procedures and special rules  regarding the procedures,  practices and limitations  applicable to the distribution  of principal on the related  mortgage  loans,  as  described  in this term sheet  supplement  and the prospectus supplement for that class.

         RECORD DATE--With respect to each distribution  date and each class of offered  certificates,  the close of business on the last  business day of the month next  preceding  the month in which the related  distribution  date occurs.

         ROUNDING  ACCOUNT--For any series with a class of Random Lot Insured  Certificates,  a non-interest bearing account  to be  established  on the  closing  date  for that  series  as more  fully  described  in the  prospectus supplement for that class.

         SENIOR  ACCELERATED  DISTRIBUTION  PERCENTAGE--For  each loan group of any  series and with  respect to any distribution  date  occurring  during the first seven years  following the closing date for that series,  100%. The
Senior Accelerated  Distribution  Percentage for any loan group for any distribution date occurring after the first seven years following the closing date for that series will be as follows:

         -        with  respect to any  distribution  date during the eighth  year after the closing  date for that series,  the  related  Senior  Percentage  on that  distribution  date  plus  70% of the  related
                  Subordinate Percentage on that distribution date;

         -        with  respect to any  distribution  date  during the ninth year after the  closing  date for that series,  the Senior  Percentage  on that  distribution  date plus 60% of the related  Subordinate
                  Percentage on that distribution date;

         -        with  respect to any  distribution  date  during the tenth year after the  closing  date for that series,  the  related  Senior  Percentage  on that  distribution  date  plus  40% of the  related
                  Subordinate Percentage on that distribution date;

         -        with respect to any  distribution  date during the eleventh  year after the closing date for that series,  the Senior  Percentage  on that  distribution  date plus 20% of the related  Subordinate
                  Percentage on that distribution date; and

         -        with respect to any distribution date for that series  thereafter,  the related Senior Percentage on that distribution date.

         Any scheduled reduction to the Senior Accelerated  Distribution  Percentage for a loan group, described in the preceding paragraph, shall not be made as of any distribution date unless:

                  (a)      in the case of a Stacked  Transaction,  the  outstanding  principal  balance of mortgage loans in the  related  loan group  delinquent  60 days or more  averaged  over the last six  months,  as a
         percentage  of  the  aggregate   outstanding   Certificate  Principal  Balance  of  the  related  Class  M
         Certificates  and Class B  Certificates,  is less than 50%, or in the case of a Crossed  Transaction,  the outstanding  principal  balance of the mortgage  loans  included in any loan group  delinquent  60 days or more  averaged  over the  last six  months,  as a  percentage  of the  aggregate  outstanding  Certificate
         Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%, and

                  (b)      Realized  Losses on the  mortgage  loans  included in any loan  group,  in the case of a
         Crossed  Transaction,  or on the  mortgage  loans in the  related  loan  group,  in the case of a  Stacked
         Transaction,  to date for that distribution date, if occurring during the eighth,  ninth, tenth,  eleventh or twelfth year,  or any year  thereafter,  after the closing  date,  are less than 30%, 35%, 40%, 45%, or
         50%,  respectively,  of the sum of the initial Certificate  Principal Balances of the Class M Certificates
         and Class B  Certificates,  in a Crossed  Transaction,  or the related  Class M  Certificates  and Class B
         Certificates in a Stacked Transaction.

         Notwithstanding the foregoing, in the case of a Crossed Transaction, if:

-        the weighted average of the Subordinate Percentages for all loan groups is equal to or in excess of twice the initial weighted average of the Subordinate Percentages for all loan groups; and

-        the outstanding principal balance of mortgage loans included in any loan group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate
         Principal Balance of the Class M Certificates and Class B Certificates, does not exceed 50%; and

-        for any distribution date during the first three years following the closing date for that series, cumulative Realized Losses on the mortgage loans included in any loan group do not exceed 20% of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates, and
         thereafter, cumulative Realized Losses on the mortgage loans included in any loan group do not exceed
         30% of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B
         Certificates,

         then on any  distribution  date during the first three years  following  the closing date for that series, each  Senior  Accelerated  Distribution  Percentage  for that  distribution  date  will  equal the  related  Senior
Percentage for that distribution date plus 50% of the related  Subordinate  Percentage for that distribution  date, and on any  distribution  date after the first three years following the closing date for that series,  each Senior
Accelerated  Distribution  Percentage for that  distribution date will equal the related Senior Percentage for that distribution date.

         Notwithstanding the foregoing, in the case of a Stacked Transaction, if:

-        the Subordinate Percentages for the related loan group is equal to or in excess of twice the initial
         Subordinate Percentage for that loan group; and

-        the outstanding principal balance of mortgage loans included in the related loan group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate
         Principal Balance of the related Class M Certificates and Class B Certificates, does not exceed 50%; and

-        for any distribution date during the first three years following the closing date for that series, cumulative Realized Losses on the mortgage loans included in the related loan group do not exceed 20% of the sum of the initial Certificate Principal Balances of the related Class M Certificates and Class B
         Certificates, and thereafter, cumulative Realized Losses on the mortgage loans included in the related loan group do not exceed 30% of the sum of the initial Certificate Principal Balances of the related
         Class M Certificates and Class B Certificates,

         then on any  distribution  date during the first three years  following  the closing date for that series, the  Senior  Accelerated  Distribution  Percentage  for that loan  group on that  distribution  date will equal the related  Senior  Percentage  for that  distribution  date plus 50% of the related  Subordinate  Percentage for that distribution  date, and on any  distribution  date after the first three years  following the closing date for that series,  the Senior  Accelerated  Distribution  Percentage for that loan group on that distribution date will equal the related Senior Percentage for that distribution date.

         Notwithstanding  the foregoing,  in the case of a Crossed  Transaction,  if on any  distribution  date the weighted  average of the Senior  Percentages  for all loan  groups,  weighted on the basis of the Stated  Principal
Balances of the  mortgage  loans  included in any loan group,  exceeds the weighted  average of the initial  Senior
Percentages,  calculated  on  such  basis,  each  of the  Senior  Accelerated  Distribution  Percentages  for  that distribution date will once again equal 100%.

         Notwithstanding  the foregoing,  in the case of a Stacked  Transaction,  if on any  distribution  date the
Senior  Percentage  for a loan group exceeds the initial Senior  Percentage,  the Senior  Accelerated  Distribution
Percentage for that loan group on that distribution date will once again equal 100%.

         Notwithstanding  the  foregoing,  upon  reduction  of the  Certificate  Principal  Balances  of the Senior
Certificates  related to a loan group to zero, the Senior Accelerated  Distribution  Percentage for that loan group will equal 0%.

         SENIOR  INTEREST  DISTRIBUTION  AMOUNT--For any group of certificates in any series and with respect to any distribution  date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of the related  group  of  Senior  Certificates  for  that  series  on  that  distribution  date,  including  any  Accrual
Distribution Amount on any related class.

         SENIOR NET WAC RATE--With  respect to any  distribution  date and each loan group,  the weighted average of the Net  Mortgage  Rates of the  mortgage  loans in the  related  loan  group as of the end of the  calendar  month immediately preceding the month in which such distribution date occurs.

         SENIOR  PERCENTAGE--For  each loan group of any series and with  respect  to each  distribution  date,  the percentage  equal to the  aggregate  Certificate  Principal  Balance of the  related  group of Senior  Certificates immediately  prior to that  distribution  date  divided by the  aggregate  Stated  Principal  Balance of all of the mortgage  loans  included  in the  related  loan group  immediately  prior to that  distribution  date.  The Senior
Percentage will initially equal the approximate  percentage set forth in the prospectus  supplement for that series and will in no event  exceed  100%.  The Senior  Percentage  for each loan group will also be  referred  to in this term sheet supplement as the related Senior Percentage.

         SENIOR  PRINCIPAL  DISTRIBUTION  AMOUNT--For each loan group of series and with respect to any distribution date,  the lesser of (a) the  balance of the related  Available  Distribution  Amount  remaining  after the related
Senior Interest Distribution Amount has been distributed and (b) the sum of:

                  (i)      the product of (A) the  then-applicable  related Senior Percentage and (B) the aggregate of the following amounts:

                           (1)      the principal  portion of all scheduled  monthly payments on the mortgage loans in that loan group,  due during the related  Due Period,  whether or not  received on or prior to the related  determination  date, less the principal  portion of Debt Service  Reductions,  which together  with other  Bankruptcy  Losses on the  related  loan group are in excess of the related
                  Bankruptcy Amount;

                           (2)      the principal  portion of all proceeds of the  repurchase of a mortgage loan in that loan group or, in the case of a substitution,  amounts  representing a principal  adjustment as required by the related pooling and servicing  agreement during the preceding  calendar month;
                  and

                           (3)      the principal portion of all other unscheduled  collections received in respect of the mortgage loans in that loan group  including  Subsequent  Recoveries,  received during the preceding  calendar  month,  other than full and partial  mortgagor  prepayments  and any amounts received in  connection  with a Final  Disposition  of a mortgage  loan in the related loan group described in clause (ii) below, to the extent applied as recoveries of principal;

                  (ii)     in  connection  with the Final  Disposition  of a  mortgage  loan in that loan group (x)
         that occurred in the preceding calendar month and (y) in the case of an Excess  Transaction,  that did not result in any related  Excess  Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or
         Extraordinary Losses, an amount equal to the lesser of:

                           (1)      the  then-applicable  related Senior Percentage of the Stated Principal Balance of that mortgage loan; and

                           (2)      the then-applicable  related Senior Accelerated  Distribution Percentage of the related  unscheduled  collections on the mortgage  loans  included in that loan group,  including
                  Insurance Proceeds and Liquidation Proceeds, to the extent applied as recoveries of principal;

                  (iii)    the  then-applicable   related  Senior  Accelerated   Distribution   Percentage  of  the
         aggregate of all partial  mortgagor  prepayments  on the mortgage loans in that loan group made during the preceding  calendar month and mortgagor  prepayments in full made during the related  Prepayment Period in respect of the mortgage loans in the related loan group;

                  (iv)     any  additional  amounts  from the  other  loan  groups  to be  included  in the  Senior
         Principal  Distribution  Amount  with  respect to such loan group  pursuant to the first  paragraph  under
         "--Principal  Distributions  on  the  Senior  Certificates--Cross-Collateralization   Mechanics  in  Crossed
         Transactions"; and

                  (v)      any amounts  allocable  to  principal  for any  previous  distribution  date  calculated pursuant  to clauses (i) through  (iii)  above that remain  undistributed  to the extent that any of those amounts are not  attributable  to Realized  Losses  which were  allocated to the Class M  Certificates  or
         Class B Certificates, or the related Class M and Class B Certificates, in a Stacked Transaction; minus

                  (vi)     the related  Capitalization  Reimbursement  Amount for that series on such  distribution date,  multiplied  by a fraction,  the  numerator of which is the related  Senior  Principal  Distribution
         Amount for that series on such  distribution  date,  without  giving  effect to this clause (vi),  and the denominator  of which is the sum of the  principal  distribution  amounts for all classes of  certificates derived from the related Available  Distribution  Amount,  without giving effect to any reductions for the related Capitalization Reimbursement Amount.

         SENIOR SUPPORT  CERTIFICATES--For  any series,  any class of Class A Certificates of that series  specified to be senior support certificates in the prospectus supplement for that class of certificates.

         SUBORDINATE  COMPONENT--With  respect to each loan group and any  distribution  date, the aggregate  Stated
Principal  Balance  of the  mortgage  loans in that  loan  group for that  distribution  date  minus the  aggregate
Certificate Principal Balance of the related Senior Certificates immediately prior to that distribution date.

         SUBORDINATE  PERCENTAGE--For  any loan group and as of any date of determination a percentage equal to 100%
minus the Senior Percentage for that loan group as of that date.

         SUBSEQUENT  RECOVERIES--Subsequent  recoveries,  net of  reimbursable  expenses,  with  respect to mortgage loans in the related loan group that have been previously liquidated and that resulted in a Realized Loss.

         SUPER SENIOR  CERTIFICATES--For  any series,  any class of Class A Certificates of any series  specified to be super senior certificates in the prospectus supplement for that class of certificates.

         SUPER SENIOR OPTIMAL  PERCENTAGE--For  any specified  class or classes of Super Senior  Certificates of any series and as to any distribution  date on or after the applicable  Credit Support Depletion Date for that class, a percentage  expressed as a fraction,  the numerator of which is the  Certificate  Principal  Balance of those Super
Senior  Certificates  immediately  prior to that  distribution  date and the  denominator of which is the aggregate
Certificate Principal Balance of the related Senior Certificates immediately prior to that distribution date.

         SUPER SENIOR OPTIMAL  PRINCIPAL  DISTRIBUTION  AMOUNT--For  any specified  class or classes of Super Senior
Certificates  of any series and as to any  distribution  date on or after the applicable  Credit Support  Depletion
Date for that class and with  respect to those Super  Senior  Certificates,  an amount  equal to the product of (a)
the related  Super Senior  Optimal  Percentage  and (b) the amounts  described in clause (b) of the  definition  of related Senior Principal Distribution Amount for that series.

                  DISTRIBUTIONS ON CERTAIN CLASSES OF EXCHANGEABLE CERTIFICATES

         In the event that any class of  Exchangeable  Certificates  comprising a Combination  Group for any series are  exchanged  for their related  Exchanged  Certificates,  such  Exchanged  Certificates  will be entitled to the principal  distributions  on each class of  Exchangeable  Certificates.  Such Exchanged  Certificates  will also be entitled to the combined pass-through rate of the related Exchangeable  Certificates.  In addition,  such Exchanged
Certificates  will be allocated  the  Realized  Losses and  interest  shortfalls  allocable to the class of related
Exchangeable Certificates in a Combination Group.

         In the event that any class of  Exchanged  Certificates  for any series are  exchanged  for their  related
Exchangeable  Certificates  in  a  Combination  Group,  such  Exchangeable  Certificates  will  be  entitled  to  a proportionate  share  of  the  principal  distributions  on the  related  class  of  Exchanged  Certificates.  Such
Exchangeable  Certificates  will also be entitled to a proportionate  share of the pass-through rate of the related
Exchanged  Certificates.  In addition,  Exchangeable  Certificates in a Combination Group will bear a proportionate share of Realized Losses and interest shortfalls allocable to the class of related Exchanged Certificates.

                  INTEREST DISTRIBUTIONS

         Holders of each class of Senior  Certificates  of any series other than the  Principal  Only  Certificates will be entitled to receive interest  distributions in an amount equal to the Accrued Certificate  Interest on that class on each  distribution  date,  to the extent of the  Available  Distribution  Amount  for that  series on that distribution date,  commencing on the first distribution date in the case of all classes of Senior  Certificates of that series entitled to interest  distributions,  other than any class of Accrual  Certificates of that series, and commencing on the Accretion Termination Date for that class in the case of those Accrual Certificates.

         Holders  of each  class of Class M  Certificates  of any  series  will be  entitled  to  receive  interest distributions in an amount equal to the Accrued  Certificate  Interest on that class on each distribution  date, to the extent of the Available  Distribution Amount for the related loan group, in the case of a Stacked  Transaction, and each related loan group, in the case of a Crossed  Transaction,  on that distribution date after  distributions of interest and  principal to the related  Senior  Certificates,  reimbursements  for some Advances on the mortgage loans to the  master  servicer  and  distributions  of  interest  and  principal  to any class of  related  Class M
Certificates of that series having a higher payment priority.

         As described in the definition of "Accrued  Certificate  Interest," Accrued  Certificate  Interest on each class of  certificates of any series is subject to reduction in the event of specified  interest  shortfalls on the related mortgage loans allocable  thereto.  However,  in the event that any such interest shortfall on the mortgage loans is  allocated  to a related  class of Insured  Certificates  of that  series,  the  amount of such  allocated interest shortfall,  subject to any applicable  limitations,  will be drawn under the applicable financial guaranty insurance  policy for that class and  distributed  to the holders of that class of Insured  Certificates;  provided that:

                   (i)     no such draw will be made in  respect  of any such  shortfall  on the  related  mortgage loans caused by the Relief Act or similar legislation or regulations; and

                   (ii)    no such  draw  will be made in  respect  of any  Prepayment  Interest  Shortfall  on the related mortgage loans.

          Shortfalls  described in clauses (i) and (ii) with respect to the  mortgage  loans  related to that class of Insured  Certificates may be covered by any amounts available in any applicable  reserve fund for that class, if any,  described in the prospectus  supplement for that class.  Notwithstanding  the foregoing,  if payments are not made as  required  under the  financial  guaranty  insurance  policy for any class of Insured  Certificates  of any series or if not otherwise covered by the applicable  financial guaranty insurance policy, any interest  shortfalls on the  mortgage  loans in the related loan group may be  allocated  to that class of Insured  Certificates  as set forth in the definition of "Accrued Certificate Interest."

         The Principal Only Certificates are not entitled to distributions of interest.

         Prepayment  Interest  Shortfalls  will  result  because  interest  on  prepayments  in full is paid by the related  mortgagor only to the date of  prepayment,  and because no interest is distributed on prepayments in part, as these  prepayments  in part are applied to reduce the  outstanding  principal  balance of the  related  mortgage loans as of the Due Date in the month of prepayment.

         However,  with respect to any distribution date for any series, any Prepayment  Interest Shortfalls on the mortgage  loans in the related loan group  resulting  from  prepayments  in full or prepayments in part made during the  preceding  calendar  month  that are  being  distributed  to the  certificateholders  of that  series  on that distribution  date will be  offset  by the  master  servicer,  but only to the  extent  those  Prepayment  Interest
Shortfalls  do not  exceed an amount  equal to the  lesser of (a)  one-twelfth  of 0.125% of the  Stated  Principal
Balance of the mortgage loans in the related loan group  immediately  preceding that  distribution date and (b) the reinvestment  income  received by the master servicer for its master  servicing  activities on amounts payable with respect to the mortgage loans in the related loan group on that  distribution  date. No assurance can be given that the master servicing  compensation  available to cover Prepayment Interest Shortfalls will be sufficient  therefor.
Any Prepayment  Interest  Shortfalls which are not covered by the master servicer on any distribution date will not be  reimbursed  on any  future  distribution  date.  See  "Pooling  and  Servicing  Agreement--Servicing  and  Other
Compensation and Payment of Expenses" in this term sheet supplement.

         If on any distribution  date the related Available  Distribution  Amount for each loan group of any series is less than Accrued  Certificate  Interest on the related Senior Certificates of that series for that distribution date,  the  shortfall  will be  allocated  among the  holders  of all  classes of related  Senior  Certificates  in proportion to their respective  amounts of Accrued  Certificate  Interest for that distribution  date. In addition, the amount of any such  interest  shortfalls  on the  mortgage  loans in the related loan group that are covered by subordination,  specifically,  interest  shortfalls  not described in clauses (i) through (iv) in the definition of
Accrued Certificate  Interest,  will be unpaid Accrued Certificate Interest and will be distributable to holders of the  certificates  of that series entitled to those amounts on subsequent  distribution  dates, in each case to the extent  of the  Available  Distribution  Amount  for  the  related  loan  group  for  that  series  after  interest distributions as described in this term sheet supplement.

         These  interest  shortfalls  could occur,  for example,  if  delinquencies  on the related  mortgage loans included  in the  related  loan group were  exceptionally  high and were  concentrated  in a  particular  month and
Advances  by the  master  servicer  did not cover the  shortfall.  Any  amounts so  carried  forward  will not bear interest.  Any interest  shortfalls will not be offset by the master  servicer or otherwise,  except to the limited extent described in the third preceding paragraph with respect to Prepayment Interest Shortfalls.

         Prior to the  distribution  date on which the Accretion  Termination Date for any class of any series with a class of Accrual  Certificates  occurs,  interest shortfalls  allocated to each class of Accrual  Certificates of that series will reduce the amount that is added to the Certificate  Principal  Balance of that class in respect of
Accrued  Certificate  Interest on that  distribution  date,  and will result in a  corresponding  reduction  of the amount  available  for  distribution  relating to principal on the related  class or classes of Accretion  Directed
Certificates  and will cause the Certificate  Principal  Balance of those  certificates to be reduced to zero later than  would  otherwise  be the  case.  See  "Certain  Yield  and  Prepayment  Considerations"  in this  term  sheet supplement.  Because any interest  shortfalls on the mortgage loans in the related loan group  allocated to a class of Accrual  Certificates of any series prior to the distribution  date on which the Accretion  Termination Date for that class  occurs  will  result in the  Certificate  Principal  Balance  of that class  being less than they would otherwise  be, the  amount of Accrued  Certificate  Interest  that will  accrue on that class in the future and the amount that will be available for  distribution  relating to principal on the related class or classes of Accretion
Directed Certificates and that class of Accrual Certificates will be reduced.

         The  pass-through  rates on all classes of offered  certificates of any series will be as described in the prospectus supplement for a class of certificates.

         The  pass-through  rate on the  classes  of  Class  A  Certificates  related  to each  loan  group  on any distribution  date will equal the related  Senior Net WAC Rate for such loan group,  and the  pass-through  rate on any  classes  of Class M  Certificates  will  equal the  related  Class M Net WAC Rate,  in each case  except as is otherwise set forth in the prospectus supplement for that class.

         As described in this term sheet supplement,  the Accrued  Certificate  Interest allocable to each class of certificates of any series,  other than the Principal Only  Certificates,  which are not entitled to  distributions of interest,  is based on the  Certificate  Principal  Balance of that class or, in the case of the  Interest  Only
Certificates, on the Notional Amount of that class.

                  PRINCIPAL DISTRIBUTIONS ON THE SENIOR CERTIFICATES

         The holders of the Senior  Certificates of any series,  other than the Interest Only  Certificates,  which are not entitled to  distributions  of  principal,  will be entitled to receive on each  distribution  date, in the priority  described in this term sheet  supplement and the prospectus  supplement for that series and to the extent of the portion of the  related  Available  Distribution  Amount  remaining  after the  distribution  of the related
Senior Interest  Distribution  Amount,  other than any Accrual  Distribution  Amount,  a distribution  allocable to principal  equal  to the sum of the  related  Senior  Principal  Distribution  Amount  and any  applicable  Accrual
Distribution Amount for a class of Accrual Certificates in the related Certificate Group.

         After  distribution  of  the  related  Senior  Interest   Distribution  Amount,  other  than  any  Accrual
Distribution  Amount for a class of  Accrual  Certificates  in the  related  Certificate  Group,  distributions  of principal on each group of Senior Certificates on each distribution date will be made as follows:

         (a)      For each  group of  certificates,  prior  to the  occurrence  of the  applicable  Credit  Support
Depletion Date for that loan group:

(1)      any Accrual  Distribution Amount for a class of Accrual  Certificates  related to that loan group shall be distributed  (x) first,  to the related class or classes of Accretion  Directed  Certificates in reduction of the Certificate  Principal  Balance thereof,  until the Certificate  Principal Balance thereof has been reduced to zero, in accordance  with the priority of payment set forth in the  prospectus  supplement  for that class, and (y) second, to the related class or classes of Accrual  Certificates,  in reduction of the
         Certificate  Principal  Balances  thereof,  until the  Certificate  Principal  Balances  thereof have been reduced to zero; and

(2)      the related  Senior  Principal  Distribution  Amount  shall be  distributed  to the  Class A  Certificates related  to that  loan  group,  other  than any  Interest  Only  Certificates,  in the  order of  priority described in the prospectus supplement for that series.

         (b)      On or after  the  occurrence  of the  Credit  Support  Depletion  Date for any loan  group of any series,  all priorities  relating to distributions as described in clause (a) above relating to principal among the
Senior  Certificates  related to that loan group  will be  disregarded.  Instead,  an amount  equal to the  related
Senior  Principal  Distribution  Amount for that series will be distributed to the related Senior  Certificates  of that series remaining,  pro rata in accordance with their respective  outstanding  Certificate  Principal Balances;
provided,  however,  that, to the extent set forth in the prospectus  supplement for any  applicable  class,  until reduction of the  Certificate  Principal  Balance of any class or classes of Super Senior  Certificates  related to that loan group to zero,  the aggregate  amount  distributable  to any related  class or classes of Senior  Support
Certificates  and such  class  or  classes  of Super  Senior  Certificates  in  respect  of the  aggregate  Accrued
Certificate  Interest  thereon and in respect of their  aggregate pro rata portion of the related Senior  Principal
Distribution  Amount will be distributed among those certificates in the following  priority:  first, to such class or classes of Super  Senior  Certificates,  up to an amount  equal to the  Accrued  Certificate  Interest  thereon;
second,  to the related class or classes of Super Senior  Certificates,  up to an amount equal to the related Super
Senior Optimal  Principal  Distribution  Amount, in reduction of the Certificate  Principal Balance thereof,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;  third,  to the related class or classes of
Senior Support  Certificates,  up to an amount equal to the Accrued  Certificate  Interest thereon;  and fourth, to the related  class or classes of Senior  Support  Certificates,  the  remainder,  until the  Certificate  Principal
Balance thereof has been reduced to zero.

         (c)      After  reduction  of  the  Certificate  Principal  Balances  of  the  Senior  Certificates  in  a
Certificate  Group to zero but prior to the Credit Support  Depletion  Date for the related loan group,  the Senior
Certificates in that  Certificate  Group will be entitled to no further  distributions of principal and the related
Available  Distribution Amount for that series will be paid, subject, in the case of a Crossed Transaction,  to the allocation  of any  payments  to the  Senior  Certificates  in any  other  Certificate  Group  as  described  under
"--Cross-Collateralization  Mechanics  in a  Crossed  Transaction"  below,  solely  to the  holders  of the  Class M
Certificates  and Class B  Certificates,  or the related Class M and B Certificates  in a Stacked  Transaction,  in
each case as described in this term sheet supplement.

Cross-Collateralization Mechanics in a Crossed Transaction

         Notwithstanding  the foregoing in the case of any Crossed  Transaction,  on any distribution date prior to the  occurrence of the Credit Support  Depletion Date that occurs after the reduction of the aggregate  Certificate
Principal  Balance  of  the  Senior  Certificates  of  any  Certificate  Group  to  zero,  the  outstanding  Senior
Certificates of the other Certificate  Groups will be entitled to receive 100% of the mortgagor  prepayments on the mortgage loans in the loan group related to Senior  Certificates  that have been fully paid,  which amount shall be allocated,  pro rata, between those Certificate Groups based on the aggregate  Certificate Principal Balance of the related  Senior  Certificates.  Such  amounts  allocated  to Senior  Certificates  shall be  treated as part of the related Available  Distribution Amount and distributed as part of the related Senior Principal  Distribution Amount in accordance  with the  priorities  set forth in clause (a)(2) under  "Description  of the  Certificates--Principal
Distributions  on the Senior  Certificates"  above, in reduction of the  Certificate  Principal  Balances  thereof.
Notwithstanding  the  foregoing,   remaining  Senior  Certificates  will  not  be  entitled  to  receive  mortgagor prepayments on the mortgage loans in a loan group related to Senior  Certificates  that have been fully paid if the following two  conditions are  satisfied:  (1) the weighted  average of the  Subordinate  Percentages  for all loan groups for such  distribution  date,  weighted on the basis of the Stated Principal  Balances of the mortgage loans in the related loan group, is at least two times the weighted  average of the initial  Subordinate  Percentages for all loan groups,  calculated on that basis and (2) the outstanding  principal  balance of the mortgage loans in all loan groups  delinquent 60 days or more days  averaged  over the last six months,  as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

         In addition,  on any  distribution  date prior to the occurrence of the Credit  Support  Depletion Date on which the aggregate  Certificate  Principal Balance of the Senior  Certificates of any Certificate Group is greater than the  aggregate  Stated  Principal  Balance of the mortgage  loans in the related loan group in each case after giving  effect  to  distributions  to be made on such  distribution  date,  (1) 100% of the  mortgagor  prepayments otherwise  allocable to the Class M Certificates  and Class B Certificates  on the mortgage loans in the other loan groups will be distributed to such  undercollateralized  Senior  Certificates in accordance with the priorities set forth above in clause  (a)(2) under  "--Principal  Distributions  on the Senior  Certificates,"  in reduction of the
Certificate  Principal  Balances  thereof,  until  the  aggregate  Certificate  Principal  Balance  of such  Senior
Certificates  equals the aggregate  Stated  Principal  Balance of the mortgage  loans in the related loan group and
(2) an  amount  equal  to one  month's  interest  at the  pass-through  rate for  such  undercollateralized  Senior
Certificates  on the amount of such  difference  will be  distributed,  pro rata,  from the Available  Distribution
Amount for the other loan groups otherwise  allocable to the Class M Certificates  and Class B Certificates,  based on such amounts  otherwise  allocable to the Class M Certificates  and Class B Certificates,  as follows:  first to pay any  unpaid  interest  on such  undercollateralized  Senior  Certificates  and then to pay  principal  on those certificates  in  the  manner  described  in  (1)  above.  If  more  than  one  group  of  Senior  Certificates  is undercollateralized  on a  distribution  date,  amounts  distributable  to such groups  pursuant  to the  preceding sentence will be allocated among such groups,  pro rata,  based upon the amount by which the aggregate  Certificate
Principal  Balance of each such group exceeds the aggregate Stated  Principal  Balance of the mortgage loans in the related loan group.

                  PRINCIPAL DISTRIBUTIONS ON CERTAIN CLASSES OF INSURED CERTIFICATES

         A class of Insured  Certificates  for any series may be subject to random lot procedures and special rules regarding the  procedures,  practices and limitations  applicable to the  distribution of principal on the mortgage loans in the related loan group for that series.

         General.  Beneficial  owners of any class of Random  Lot  Insured  Certificates  have the right to request that  distributions of principal be made with respect to their  certificates on any distribution date on which that class of certificates is entitled to receive  distributions  of principal.  As to  distributions of principal among holders of any class of Random Lot  Insured  Certificates,  Deceased  Holders  who  request  distributions  will be entitled  to first  priority,  and  beneficial  owners of any class of Random Lot Insured  Certificates  other than
Deceased Holders, referred to as Living Holders, who request distributions will be entitled to a second priority.

         Prospective  certificateholders  in any class of Random Lot Insured  Certificates  of any series should be aware that  distributions of principal on those  certificates  may be significantly  earlier or later than the date that may be desired by that  certificateholder.  All such  requested  distributions  are subject to the  priorities described below under  "--Priority of Requested  Distributions"  and are further subject to the limitation that they be made (i) only in lots  equal to  integral  multiples  of $1,000 of the  related  initial  Certificate  Principal
Balance,  each such certificate  referred to as an Individual Insured  Certificate and (ii) only to the extent that the portion of the Senior  Principal  Distribution  Amount for the  related  loan group  allocated  to any class of
Random Lot Insured  Certificates on the applicable  distribution  date (plus any amounts available from the related
Rounding Account for that series) provides  sufficient funds for such requested  distributions.  To the extent that amounts  available for  distributions  in respect of principal on any class of Random Lot Insured  Certificates  on any  distribution  date exceed the aggregate amount of the requests made by Deceased Holders and Living Holders for principal  distributions  applicable to that  distribution  date,  such excess  amounts will be  distributed to the beneficial  owners of any class of Random  Lot  Insured  Certificates  by random  lot,  as  described  below  under
"--Mandatory Distributions of Principal on any Class of Random Lot Insured Certificates" below.

         On  each  distribution  date  on  which  amounts  are  available  for  distribution  in  reduction  of the
Certificate  Principal Balance of any class of Random Lot Insured  Certificates of any series, the aggregate amount allocable to such  distributions  for that class will be rounded,  as necessary,  to an amount equal to an integral multiple of $1,000,  except as provided  below,  in accordance  with the  limitations  set forth in this term sheet supplement.  Such rounding will be accomplished on the first distribution date on which  distributions of principal on that class of Random Lot Insured  Certificates  are made by withdrawing  from the related  Rounding  Account for that series the amount of funds,  if any,  needed to round the amount  otherwise  available  for that  distribution with  respect to that class of Random Lot  Insured  Certificates  upward to the next  higher  integral  multiple of
$1,000.  On each  succeeding  distribution  date on which  distributions  of  principal on that class of Random Lot
Insured  Certificates  are to be made,  the  aggregate  amount  allocable  to that  class  of  Random  Lot  Insured
Certificates  will be applied first to repay any funds  withdrawn from the Rounding  Account for that series on the prior  distribution  date,  and then the remainder of such  allocable  amount,  if any,  will be similarly  rounded upward through  another  withdrawal  from the Rounding  Account for that series and distributed in reduction of the
Certificate  Principal  Balance of that class of Random  Insured Lot  Certificates.  This process will  continue on succeeding  distribution  dates  until the  Certificate  Principal  Balance  of that  class of Random  Lot  Insured
Certificates  has been reduced to zero.  Thus,  the  aggregate  distribution  made in reduction of the  Certificate
Principal  Balance of that class of Random Lot Insured  Certificates on each distribution date may be slightly more or less than would be the case in the absence of such  rounding  procedures,  but such  difference  will be no more than $999.99 on any distribution  date. Under no circumstances  will the sum of all distributions made in reduction of the Certificate  Principal  Balance of any class of Random Lot Insured  Certificates of any series,  through any distribution  date,  be less than the sum of such  distributions  that would have  resulted  in the absence of such rounding procedures.

         Notwithstanding  any provisions in this term sheet supplement to the contrary,  on each  distribution date following the first  distribution  date on which any Realized  Losses are allocated to the Insured  Certificates of any series,  including  any Realized  Losses  allocated to the Insured  Certificates  for which payment is not made under the policy,  distribution in reduction of the Certificate  Principal Balance of the Insured Certificates will be made pro rata among the holders of the Insured  Certificates  in  accordance  with the  outstanding  Certificate
Principal  Balance and will not be made in integral  multiples of $1,000 or pursuant to requested  distributions or mandatory distributions by random lot.

         There is no assurance  that a beneficial  owner of a Random Lot Insured  Certificate of any series who has submitted  a  request  for a  distribution  will  receive  the  distribution  at  any  particular  time  after  the distribution  is  requested,  since  there can be no  assurance  that funds  will be  available  for  making  those distributions  on any  particular  distribution  date,  or,  even if  funds  are  available  for  making  principal distributions  on that  class of Random  Lot  Insured  Certificates,  that such  distributions  will be made to any particular  beneficial  owner whether that beneficial  owner is a Deceased Holder or a Living Holder.  Also, due to the procedure for mandatory  distributions  described  below under  "--Mandatory  Distributions  of Principal on any
Class of Random Lot Insured  Certificates,"  there can be no assurance that on any  distribution  date on which the funds available for  distribution in respect of principal of that class of Random Lot Insured  Certificates  exceed the  aggregate  amount  of  distributions  requested  by  beneficial  owners of  certificates  of that  class,  any particular  beneficial  owner will receive a principal  distribution  from those excess funds.  THUS, THE TIMING OF
DISTRIBUTIONS  IN  REDUCTION  OF  THE  CERTIFICATE   PRINCIPAL  BALANCE  FOR  ANY  PARTICULAR  RANDOM  LOT  INSURED
CERTIFICATE,  WHETHER OR NOT THE SUBJECT OF A REQUEST FOR DISTRIBUTION BY A DECEASED HOLDER OR A LIVING HOLDER,  IS
HIGHLY  UNCERTAIN AND MAY BE MADE EARLIER OR LATER THAN THE DATE THAT MAY BE DESIRED BY A BENEFICIAL  OWNER OF THAT
CERTIFICATE.

         Priority  of  Requested   Distributions.   Subject  to  the  limitations  described  in  this  term  sheet supplement,  including the timing and the order of the receipt of the request for  distributions as described below under "--Procedure for Requested  Distributions,"  beneficial owners of any class of Random Lot Insured Certificates of any series have the right to request  that  distributions  be made in  reduction  of the  Certificate  Principal
Balance of those  certificates.  On each distribution  date on which  distributions in reduction of the Certificate
Principal  Balance of any class of Random Lot Insured  Certificates are made, those  distributions  will be made in the following order of priority among the beneficial  owners of that class:  (i) any request by a Deceased  Holder, in an amount up to but not exceeding  $100,000 per request;  and (ii) any request by a Living Holder,  in an amount up to but not  exceeding  $10,000 per request.  Thereafter,  distributions  will be made as provided in clauses (i)
and (ii) above up to a second  $100,000 and $10,000,  respectively.  This sequence of  priorities  will be repeated for each  request for  principal  distributions  made by the  beneficial  owners of any class of Random Lot Insured
Certificates of any series until all such requests have been honored.

         Procedure  for  Requested  Distributions.  Under the current  procedures  of DTC, a  beneficial  owner may request  that  distributions  in  reduction  of the  Certificate  Principal  Balance  of  its  Random  Lot  Insured
Certificates  be made on a  distribution  date by  delivering  a written  request  for those  distributions  to the participant or indirect  participant  that maintains the beneficial  owner's  account with respect to that class of
Random Lot Insured  Certificates  so that such  request is received by the trustee  from DTC on DTC's  "participant terminal  system" on or before the close of  business  on the last  business  day of the month next  preceding  the month in which the related  distribution date occurs,  or the record date for such  distribution  date. In the case of a request on behalf of a Deceased Holder,  appropriate  evidence of death and any tax waivers are required to be forwarded to the  participant  under  separate  cover.  Furthermore,  those  requests of Deceased  Holders that are incomplete may not be honored by the  participant.  The participant  shall forward a certification  satisfactory to the trustee for that series  certifying the death of the beneficial owner and the receipt of the appropriate  death and tax  waivers.  The  participant  should  in turn  make  the  request  of DTC (or,  in the  case of an  indirect participant,  such firm must notify the related  participant  of such request,  which  participant  should make the request of DTC) on DTC's  participant  terminal  system.  The trustee will not accept a request from a person other than DTC. DTC may  establish  such  procedures  as it deems fair and equitable to establish the order of receipt of requests for those  requests for  distributions  received by it on the same day. None of the master  servicer,  the depositor,  the related  Certificate  Insurer or the trustee shall be liable for any delay by DTC, any  participant or any indirect  participant in the delivery of requests for  distributions  or withdrawals of those  distributions to the trustee or for any changes made to the procedures  described  herein by DTC, any participant or any indirect participant.  Requests  for  distributions  are to be  honored  in the  order  of  their  receipt  (subject  to the priorities  described in the previous  paragraph).  The exact procedures to be followed by the trustee for purposes of determining the order of receipt of such requests will be those  established from time to time by DTC.  Requests for distributions of principal  received by DTC and forwarded to the trustee on DTC's  participant  terminal system after the record date for such  distribution  date and requests for  principal  distributions  received in a timely manner but not accepted with respect to a given  distribution  date, will be treated as requests for  distributions on the next succeeding  distribution  date and each succeeding  distribution  date thereafter until each request is accepted or is  withdrawn as  described  below.  Each  request for  distributions  in reduction of the  Certificate
Principal  Balance of a Random Lot  Insured  Certificate  of any series  submitted  by a  beneficial  owner of that certificate will be held on DTC's  participant  terminal system until such request has been accepted by the trustee or has been withdrawn by the participant in writing.  Each Random Lot Insured  Certificate of any series covered by that request will continue to bear interest at the related  pass-through  rate through the Interest  Accrual Period related to such distribution date.

         In the  case of a  request  on  behalf  of a  Deceased  Holder,  the  related  participant  shall  forward certification  satisfactory  to the trustee  certifying  the death of the  beneficial  owner and the receipt of the appropriate death and tax waivers.  Random Lot Insured Certificates  beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be  beneficially  owned by a single owner.  The death of a tenant by the entirety,  joint tenant or tenant in common will be deemed to be the death of the  beneficial  owner, and the Random Lot Insured  Certificates of any series so beneficially  owned will be eligible to request  priority with respect to distributions in reduction of the Certificate  Principal Balance of those certificates,  subject to the limitations stated in this term sheet supplement.  Any Random Lot Insured Certificates  beneficially owned by a trust  will be  considered  to be  beneficially  owned  by each  beneficiary  of the  trust to the  extent  of such beneficiary's  beneficial  interest in that trust,  but in no event will a trust's  beneficiaries  collectively  be deemed  to be  beneficial  owners  of a number  of  Individual  Insured  Certificates  greater  than the  number of
Individual  Insured  Certificates  of which such trust is the owner.  The death of a beneficiary of a trust will be deemed to be the death of a  beneficial  owner of the Random Lot  Insured  Certificates  beneficially  owned by the trust but only to the extent of such  beneficiary's  beneficial  interest in that trust. The death of an individual who was a tenant by the  entirety,  joint  tenant or tenant in common in a tenancy  which is the  beneficiary  of a trust will be deemed to be the death of the  beneficiary  of the trust.  The death of a person  who,  during his or her  lifetime,  was  entitled to  substantially  all of the  beneficial  ownership  interests in Random Lot Insured
Certificates  of any  series  will be  deemed  to be the  death  of the  beneficial  owner  of  those  certificates regardless of the  registration of ownership,  if that beneficial  interest can be established to the  satisfaction of the  participant.  Such  beneficial  interest will be deemed to exist in typical cases of street name or nominee ownership,  ownership by a trustee,  ownership under the Uniform Gift to Minors Act and community property or other joint  ownership  arrangements  between a husband and wife.  Beneficial  interest  shall include the power to sell, transfer  or  otherwise  dispose of a Random Lot  Insured  Certificate  of any series and the right to receive  the proceeds  therefrom,  as well as interest and distributions of principal with respect thereto. As used in this term sheet  supplement,  a request for a distribution in reduction of the Certificate  Principal Balance of a Random Lot
Insured  Certificate  of any series by a Deceased  Holder  shall  mean a request  by the  personal  representative, surviving tenant by the entirety, surviving joint tenant or a surviving tenant in common of the Deceased Holder.

         With  respect  to Random  Lot  Insured  Certificates  of any  series as to which  beneficial  owners  have requested  distributions to be made on a particular  distribution date and on which  distributions of principal are being made, the trustee will notify DTC prior to that  distribution  date whether,  and the extent to which,  those certificates  have been accepted for  distributions.  Participants  and indirect  participants  holding  Random Lot
Insured  Certificates  of any series  are  required  to forward  such  notices  to the  beneficial  owners of those certificates.  Individual  Insured  Certificates that have been accepted for a distribution will be due and payable on the applicable  distribution  date and will cease to bear interest after the Interest  Accrual Period related to such distribution date.

         Any  beneficial  owner of a Random Lot Insured  Certificate of any series who has requested a distribution may withdraw its request by so notifying in writing the  participant  or indirect  participant  that maintains that beneficial owner's account. In the event that such account is maintained by an indirect  participant,  the indirect participant  must notify the related  participant  which in turn must forward the  withdrawal of such  request,  on
DTC's  participant  terminal  system.  If that  notice of  withdrawal  of a request for  distribution  has not been received  on DTC's  participant  terminal  system on or before  the record  date for such  distribution  date,  the previously  made  request for  distribution  will be  irrevocable  with respect to the making of  distributions  in reduction  of the  Certificate  Principal  Balance  of  that  Random  Lot  Insured  Certificate  on the  applicable distribution date.

         Mandatory  Distributions of Principal on any Class of Random Lot Insured  Certificates.  To the extent, if any, that  distributions in reduction of the Certificate  Principal  Balance of that class of Insured  Certificates on a distribution  date exceed the outstanding  Certificate  Principal  Balance of that class of Random Lot Insured
Certificates  with  respect to which  distribution  requests  have been  received by the  applicable  record  date, additional Random Lot Insured  Certificates of that class in lots equal to Individual Insured  Certificates will be selected  to  receive  principal  distributions  in  accordance  with the  then-applicable  established  random lot procedures of DTC, and the then-applicable  established  procedures of the participants and indirect  participants, which may or may not be by random lot. No prior  notice will be  provided by the  depositor,  the master  servicer, the related Certificate  Insurer or the trustee to the beneficial owners of the Random Lot Insured  Certificates of that  class  for  those  distributions  made by random  lot.  Investors  may ask  those  participants  or  indirect participants  what  allocation  procedures  they use.  Participants  and indirect  participants  holding Random Lot
Insured  Certificates  of that class  selected for  mandatory  distributions  of principal  are required to provide notice of those mandatory distributions to the affected beneficial owners.

                  PRINCIPAL DISTRIBUTIONS ON THE CLASS M CERTIFICATES

         Holders of each class of the Class M  Certificates  of each  series  will be  entitled  to receive on each distribution  date, to the extent of the portion of the Available  Distribution  Amount for the related loan group, in the case of a Stacked Transaction, and each loan group, in the case of a Crossed Transaction, remaining after:

o    the sum of the Senior Interest Distribution Amounts and Senior Principal Distribution Amounts is distributed;

o    reimbursement  is made to the master  servicer  for some  Advances on the  mortgage  loans in the related loan group  remaining  unreimbursed  following  the final  liquidation  of the related  mortgage loan to the extent described below under "Description of the Certificates--Advances";

o    the aggregate  amount of Accrued  Certificate  Interest and principal  required to be distributed to any class of related Class M Certificates,  in the case of a Stacked  Transaction and any class of Class M Certificates, in the  case of a  Crossed  Transaction,  having  a  higher  payment  priority  on that  distribution  date is distributed to holders of that class of Class M Certificates;

o    the aggregate  amount of Accrued  Certificate  Interest  required to be  distributed  to that class of Class M
     Certificates on that distribution date is distributed to those Class M Certificates;

o    a distribution allocable to principal in the sum of the following:

(i)      such class's pro rata share,  based on the Certificate  Principal Balance of each class of related Class M
         Certificates  and Class B Certificates,  in the case of a Stacked  Transaction,  and each class of Class M and Class B Certificates,  then outstanding,  of the aggregate of the following amounts, to the extent not included in the Senior Principal Distribution Amount for the related loan group:

(1)      the  principal  portion of all scheduled  monthly  payments on the related  mortgage  loans due during the related Due Period,  whether or not received on or prior to the related  determination date, less the principal portion of Debt Service  Reductions,  which together with other related  Bankruptcy
                  Losses for that series are in excess of the related Bankruptcy Amount for that series;

(2)      the principal  portion of all proceeds of the  repurchase of a related  mortgage loan or, in the case of a substitution,  amounts  representing a principal  adjustment,  as required by the related pooling and servicing agreement during the preceding calendar month; and

(3)      the principal  portion of all other  unscheduled  collections  on the related  mortgage  loans,  including
                  Subsequent  Recoveries,  received  during  the  preceding  calendar  month,  other  than full and partial  mortgagor  prepayments and any amounts  received in connection with a Final  Disposition of a related  mortgage loan  described in clause (ii) below,  to the extent applied as recoveries of principal;

(ii)     that class' pro rata share,  based on the Certificate  Principal  Balance of each class of related Class M
         Certificates  and  Class B  Certificates,  in the case of a  Stacked  Transaction,  and of the Class M and
         Class B Certificates,  in the case of a Crossed Transaction,  then outstanding, of all amounts received in connection with the Final  Disposition of a related  mortgage loan, (x) that occurred during the preceding calendar  month and (y) in the case of an Excess  Transaction,  that did not result in any related  Excess
         Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or Extraordinary  Losses,  to the
         extent  applied as recoveries of principal and to the extent not otherwise  payable to the related  Senior
         Certificates;

(iii)    the  portion of  mortgagor  prepayments  in full on the  related  mortgage  loans  made by the  respective mortgagors during the related  Prepayment  Period and the portion of partial mortgagor  prepayments on the related  mortgage loans made by the respective  mortgagors  during the preceding  calendar month allocable to that class of Class M Certificates as described in the third succeeding paragraph; and

(iv)     if that class is the most  senior  class of related  certificates,  in the case of a Stacked  Transaction, and most senior class of certificates,  in a Crossed  Transaction,  then  outstanding,  with a Certificate
         Principal  Balance greater than zero, an amount equal to the related Excess  Subordinate  Principal Amount for that series, if any, to the extent of related Eligible Funds for that series; minus

(v)      the  Capitalization  Reimbursement  Amount for that loan group on such  distribution  date multiplied by a fraction,  the numerator of which is the principal  distribution  amount for such class of related Class M
         Certificates,  without  giving effect to this clause (v), and the  denominator  of which is the sum of the principal  distribution  amounts for all classes of  certificates  of that series derived from the related
         Available  Distribution  Amount without  giving effect to any  reductions  for the related  Capitalization
         Reimbursement Amount.

         References in this term sheet  supplement to "payment  priority" of the Class M Certificates of any series refer to a  payment  priority  among  those  classes  of  certificates  as  follows:  (a) in the case of a  Stacked
Transaction,  first, to the related Class M-1  Certificates;  second,  to the related Class M-2  Certificates;  and third, to the related Class M-3  Certificates,  and (b) in the case of a Crossed  Transaction,  first, to the Class
M-1 Certificates; second, to the Class M-2 Certificates; and third, to the Class M-3 Certificates.

         As to  each  class  of  Class  M  Certificates  of any  series,  on any  distribution  date,  any  Accrued
Certificate  Interest  thereon  remaining unpaid from any previous  distribution  date will be distributable to the extent of the related Available Distribution Amount available for that purpose.  Notwithstanding the foregoing,  if the Certificate Principal Balances of the related Class B Certificates,  in the case of a Stacked Transaction,  and the Class B  Certificates,  in the case of a Crossed  Transaction,  have been reduced to zero, on any  distribution date, with respect to the class of related Class M Certificates,  in the case of a Stacked  Transaction,  and Class
M Certificates,  in the case of a Crossed  Transaction,  outstanding on that  distribution  date with a Certificate
Principal  Balance  greater  than zero with the lowest  payment  priority,  Accrued  Certificate  Interest  thereon remaining  unpaid  from  any  previous  distribution  date  will  not  be  distributable,  except  in  the  limited circumstances provided in the related pooling and servicing agreement.

         All  mortgagor  prepayments  on the  mortgage  loans in a loan group not  otherwise  distributable  to the related Senior  Certificates  of that series will be allocated on a pro rata basis among the class of related Class
M  Certificates,  in the  case of a  Stacked  Transaction,  and  Class M  Certificates,  in the  case of a  Crossed
Transaction,  of that series with the highest  payment  priority  then  outstanding  with a  Certificate  Principal
Balance  greater than zero and each other class of related Class M Certificates  and Class B  Certificates,  in the
case of a  Stacked  Transaction,  and  Class M  Certificates  and  Class B  Certificates,  in the case of a Crossed
Transaction,  of that series for which certain loss levels  established for that class in the pooling and servicing agreement  have not been  exceeded.  The related loss level on any  distribution  date would be satisfied as to any
Class  M-2,  Class  M-3 or  Class B  Certificates  of that  series,  respectively,  only if the sum of the  current percentage  interests in the related  mortgage loans  evidenced by that class and each class,  if any,  subordinate thereto  were at  least  equal  to the sum of the  initial  percentage  interests  in the  related  mortgage  loans evidenced by that class and each class, if any, subordinate thereto.

         As stated  above under  "--Principal  Distributions  on the Senior  Certificates,"  the Senior  Accelerated
Distribution Percentage for each group will be 100% during the first seven years after the closing date, unless,

o        the Certificate  Principal  Balances of the Senior  Certificates of that series,  in the case of a Crossed
     Transaction  and the  Certificate  Principal  Balances of the  related  Senior  Certificates  in the case of a
     Stacked Transaction, are reduced to zero before the end of that seven year period or

o        the  weighted  average  of the  Subordinate  Percentages  for all loan  groups,  in the case of a  Crossed
     Transaction and the Subordinate  Percentages of the related loan groups in the case of a Stacked  Transaction, has doubled as described in the definition of "Senior  Accelerated  Distribution  Percentage"  and the related loss and delinquency conditions are met,

and will thereafter equal 100% whenever the weighted  average of the Senior  Percentages for all loan groups in the case of a Crossed  Transaction  weighted on the basis of the Stated Principal Balances of the mortgage loans in the related loan groups,  exceeds the weighted average of the initial Senior Percentages,  calculated on such basis or, in the case of a Stacked  Transaction,  the Senior  Percentage of the related loan group exceeds the initial Senior
Percentage  of the related loan group.  Furthermore,  as described  in this term sheet  supplement,  subject to the events  described  above,  the related Senior  Accelerated  Distribution  Percentage will exceed the related Senior
Percentage  during the eighth  through  eleventh  years  following the closing date for that series,  and scheduled reductions  to the  related  Senior  Accelerated  Distribution  Percentage  may be  postponed  due to the  loss and delinquency  experience of the related  mortgage loans.  Accordingly,  each class of the Class M Certificates  will not be entitled to any  mortgagor  prepayments  on the  related  mortgage  loans for at least the first seven years after the closing date for that series,  unless the weighted  average of the  Subordinate  Percentages for all loan groups in the case of a Crossed  Transaction and the  Subordinate  Percentage of the related loan group in the case of a Stacked  Transaction has doubled and the related loss and  delinquency  conditions are met, or the Certificate
Principal  Balances of the related Senior  Certificates  of that series have been reduced to zero before the end of such period and, in the case of a Crossed  Transaction,  the mortgagor  prepayments from the related loan group are not  payable to the  holders of the Senior  Certificates  relating  to the other  loan  groups as  described  under
"--Principal  Distributions on the Senior  Certificates--Cross-Collateralization  Mechanics in a Crossed Transaction"
above,  and may receive no mortgagor  prepayments or a  disproportionately  small portion of mortgagor  prepayments relative to the related Class M Percentage  during certain periods after this seven year period.  See  "Description of the Certificates--Principal Distributions on the Senior Certificates" in this term sheet supplement.

         ALLOCATION OF LOSSES; SUBORDINATION

         The  subordination  provided to the Senior  Certificates  by the related Class B Certificates  and Class M
Certificates,  in the case of a Stacked Transaction, and the Class B Certificates and Class M Certificates,  in the
case of a  Crossed  Transaction,  and the  subordination  provided  to each  class of Class M  Certificates  by the related Class B Certificates and by any class of related Class M Certificates  subordinate  thereto, in the case of a  Stacked  Transaction,  and by the Class B  Certificates  and by any  class of Class M  Certificates  subordinate thereto,  in the case of a Crossed  Transaction,  will cover Realized  Losses on the mortgage loans included in the trust established for that series that are Defaulted Mortgage Losses,  Fraud Losses,  Bankruptcy Losses and Special
Hazard Losses.  Any Realized  Losses on the mortgage loans  included in the trust  established  for any series and, in the case of an Excess  Transaction,  which are not Excess  Special Hazard  Losses,  Excess Fraud Losses,  Excess
Bankruptcy Losses or Extraordinary Losses, will be allocated as follows:

in the case of a Stacked Transaction,

o    first, to the related Class B Certificates;

o    second, to the related Class M-3 Certificates;

o    third, to the related Class M-2 Certificates; and

o    fourth, to the related Class M-1 Certificates; and

in the case of a Crossed Transaction,

o    first, to the Class B Certificates;

o    second, to the Class M-3 Certificates;

o    third, to the Class M-2 Certificates; and

o    fourth, to the Class M-1 Certificates

in each case until the Certificate  Principal  Balance of that class of certificates  has been reduced to zero; and
thereafter,  among all the  remaining  classes  of  related  Senior  Certificates  on a pro rata  basis;  provided, however,  that all or any  portion of such  losses for any series  otherwise  allocable  to any class or classes of
Super  Senior  Certificates  of that series will be  allocated  to the related  class or classes of Senior  Support
Certificates  of that series until the  Certificate  Principal  Balance of the related Senior Support  Certificates has been reduced to zero, as and to the extent  described in the  prospectus  supplement  for that series.  Subject to any applicable  limitations,  Realized  Losses on the mortgage loans included in the trust  established  for any series  with a class of Insured  Certificates  that are  allocated  to that class of Insured  Certificates  will be covered by the applicable financial guaranty insurance policy.

         On any  distribution  date,  Realized Losses will be allocated as described in this term sheet  supplement after distributions of principal as described in this term sheet supplement.

         Investors in the Senior  Certificates  of a Crossed  Transaction  should be aware that because the Class M
Certificates and Class B Certificates  represent  interests in all loan groups, the Certificate  Principal Balances of the Class M  Certificates  and Class B Certificates  could be reduced to zero as a result of a  disproportionate amount of  Realized  Losses on the  mortgage  loans in one or more loan  groups.  Therefore,  notwithstanding  that
Realized  Losses on the mortgage  loans in a loan group may only be allocated to the related  Senior  Certificates, the allocation to the Class M Certificates  and Class B  Certificates  of Realized  Losses on the mortgage loans in the  other  loan  groups  will  reduce  the  subordination  provided  to such  Senior  Certificates  by the Class M
Certificates  and Class B Certificates  and increase the likelihood  that Realized  Losses on the mortgage loans in the related loan group may be allocated to any class of Senior Certificates.

         Any allocation of a Realized Loss, other than a Debt Service  Reduction,  to a certificate will be made by reducing:

o    its Certificate  Principal  Balance,  in the case of the principal  portion of the Realized Loss, in each case until the  Certificate  Principal  Balance of that class has been reduced to zero,  provided that, in the case of a Crossed  Transaction,  no  reduction  shall reduce the  aggregate  Certificate  Principal  Balance of the certificates  below the  aggregate  Stated  Principal  Balance of the  mortgage  loans  included  in the trust established  for  that  series,  and,  in  the  case  of  a  Stacked  Transaction,  the  related  certificates representing  the related loan group below the aggregate  Stated  Principal  Balance of the mortgage  loans in the related loan group; and

o    the Accrued  Certificate  Interest  thereon,  in the case of the interest portion of the Realized Loss, by the amount so allocated as of the  distribution  date occurring in the month following the calendar month in which the Realized Loss was incurred.

         In addition,  any  allocation of a Realized  Loss to a Class M Certificate  of any series may also be made by  operation  of the  payment  priority  to the  related  Senior  Certificates  of  that  series  described  under
"Description  of the  Certificates--Principal  Distributions  on the Senior  Certificates"  and any class of related
Class M Certificates,  in the case of a Stacked  Transaction,  and Class M  Certificates,  in the case of a Crossed
Transaction, with a higher payment priority.

         As used in this term sheet  supplement,  subordination  refers to the provisions  discussed  above for the sequential  allocation of Realized  Losses on the mortgage loans included in the trust  established  for any series among the various classes of certificates for that series,  as well as all provisions  effecting those  allocations including the priorities for distribution of cash flows in the amounts described in this term sheet supplement.

         In  instances  in which a mortgage  loan is in default or if  default is  reasonably  foreseeable,  and if determined by the master servicer to be in the best interest of the  certificateholders  of the related series, the master  servicer or subservicer  may permit  servicing  modifications  of the mortgage loan rather than  proceeding with foreclosure,  as described under "Description of the  Certificates--Collection  and Other Servicing Procedures"
in the  related  base  prospectus.  However,  the  master  servicer's  and the  subservicer's  ability  to  perform servicing  modifications  will be  subject  to  some  limitations,  including  but not  limited  to the  following.
Advances and other amounts may be added to the  outstanding  principal  balance of a mortgage loan only once during the life of a mortgage  loan.  Any amounts added to the  principal  balance of the mortgage  loan,  or  capitalized amounts  added to the  mortgage  loan,  will be  required  to be fully  amortized  over the  remaining  term of the mortgage loan. All  capitalizations  are to be implemented in accordance with Residential  Funding's  program guide and may be  implemented  only by servicers  that have been approved by the master  servicer for that  purpose.  The final maturity of any mortgage loan included in the trust  established  for any series shall not be extended beyond the final scheduled  distribution date for that series.  No servicing  modification with respect to a mortgage loan will have the  effect of  reducing  the  mortgage  rate below  one-half  of the  mortgage  rate as in effect on the applicable  cut-off date,  but not less than the  applicable  servicing fee rate.  Further,  the aggregate  current principal  balance of all mortgage loans included in the trust  established for any series subject to modifications can be no more  than five  percent  (5%) of the  aggregate  principal  balance  of those  mortgage  loans as of the cut-off  date for that  series,  but this  limit may  increase  from time to time with the  consent  of the  rating agencies rating that series of certificates.

         Any Advances  made on any  mortgage  loan will be reduced to reflect any related  servicing  modifications previously  made.  The mortgage  rate and Net Mortgage  Rate as to any mortgage  loan will be deemed not reduced by any  servicing  modification,  so that the  calculation  of Accrued  Certificate  Interest  payable on the  offered certificates of the related series will not be affected by the servicing modification.

         Allocations  of the principal  portion of Debt Service  Reductions for any series to each class of Class M
Certificates  and Class B  Certificates  of that  series will result  from the  priority  of  distributions  of the related  Available  Distribution  Amount  for that  series  as  described  in this  term  sheet  supplement,  which distributions shall be made first to the related Senior  Certificates,  second to the related Class M Certificates, in the case of a Stacked  Transaction,  and Class M  Certificates,  in the case of a  Crossed  Transaction,  in the order  of their  payment  priority  and  third  to the  related  Class B  Certificates,  in the  case of a  Stacked
Transaction,  and Class B  Certificates,  in the case of a  Crossed  Transaction.  An  allocation  of the  interest portion of a Realized  Loss as well as the  principal  portion of Debt Service  Reductions  on the  mortgage  loans included in the trust  established for any series will not reduce the level of  subordination  for that series,  as that  term is  defined  in this  term  sheet  supplement,  until an amount in  respect  thereof  has been  actually disbursed to the Senior Certificateholders or the Class M Certificateholders of that series, as applicable.

         The holders of the offered  certificates  will not be entitled to any additional  payments with respect to
Realized  Losses  from  amounts  otherwise  distributable  on any  classes  of  certificates  subordinate  thereto.
Accordingly,  the  subordination  provided to the related  Senior  Certificates  of any series and to each class of related Class M Certificates , in the case of a Stacked  Transaction,  and Class M  Certificates,  in the case of a
Crossed  Transaction,  by the  respective  classes of  certificates  subordinate  thereto  with respect to Realized
Losses on the  mortgage  loans in the  related  loan group  allocated  on any  distribution  date will be  effected primarily by increasing the related Senior  Percentage,  or the respective  Class M Certificates'  allocable share, of future  distributions of principal of the remaining  mortgage loans in the related loan group.  Thus, the Senior
Certificates  will bear the  entire  amount  of losses on the  mortgage  loans in the  related  group  that are not allocated to the related Class M Certificates and Class B Certificates,  in the case of a Stacked Transaction,  and
Class M Certificates and Class B Certificates,  in the case of a Crossed Transaction,  of that series, which losses will be allocated  among all classes of  certificates  in the related  Certificate  Group as described in this term sheet supplement.

         The  related  Senior  Percentage  of any,  in the case of an Excess  Transaction,  Excess  Special  Hazard
Losses, Excess Fraud Losses,  Excess Bankruptcy Losses,  Extraordinary Losses or other losses on a mortgage loan of a type not covered by subordination  will be allocated as follows:  among the related  Certificate Group, the Class
M Certificates  and the Class B Certificates.  Any Realized Losses so allocated to the related Senior  Certificates in any loan group or the related Class M Certificates or Class B Certificates  will be allocated  without  priority among the various  classes of related Senior  Certificates or the related Class M Certificates or the related Class
B Certificates;  provided,  however,  that all or any portion of such losses for any series otherwise  allocable to any class or classes of Super  Senior  Certificates  of that  series  will be  allocated  to the  related  class or classes of Senior  Support  Certificates  of that series  until the  Certificate  Principal  Balance of the related
Senior Support  Certificates has been reduced to zero, as and to the extent described in the prospectus  supplement for that series.

         An allocation of a Realized  Loss on a "pro rata basis" among two or more classes of  certificates  of any series or any  Certificate  Group means an allocation to each of those classes of  certificates on the basis of its then  outstanding  Certificate  Principal  Balance  prior to  giving  effect  to  distributions  to be made on that distribution  date in the  case of an  allocation  of the  principal  portion  of a  Realized  Loss on the  related mortgage loans, or based on the Accrued  Certificate  Interest thereon in respect of that  distribution date in the case of an allocation of the interest  portion of a Realized Loss on the related  mortgage loans;  provided that in determining the Certificate  Principal  Balance of any class of Accrual  Certificates of any series for the purpose of allocating any portion of a Realized Loss on the related mortgage loans to those  certificates,  the Certificate
Principal Balance of those certificates shall be deemed to be the lesser of:

o        the original Certificate Principal Balance of those certificates, and

o        the Certificate  Principal  Balance of those  certificates  prior to giving effect to  distributions to be made on that distribution date.

         In the case of a Crossed  Transaction,  the pro rata  allocation of Realized  Losses on the mortgage loans included in a loan group to the Class M Certificates  and Class B  Certificates  will be determined on the basis of the related Subordinate Percentage.

         In order to maximize the likelihood of distribution in full of the Senior  Interest  Distribution  Amounts and Senior  Principal  Distribution  Amounts for each loan group,  on each  distribution  date,  holders of related
Senior  Certificates of each series have a right to  distributions  of the related  Available  Distribution  Amount that is prior to the rights of the holders of the related Class M  Certificates  and Class B  Certificates  of that series,  to the extent  necessary to satisfy the related Senior Interest  Distribution  Amount and Senior Principal
Distribution  Amount.  Similarly,  holders of the Class M Certificates of each series have a right to distributions of the  related  applicable  Available  Distribution  Amount  prior  to the  rights  of  holders  of  the  Class  B
Certificates  and holders of any class of Class M  Certificates  with a lower payment  priority of that series.  In addition,  except as otherwise set forth in the prospectus  supplement for that class or those classes,  holders of any class or classes of Super Senior  Certificates  will have a right,  on each  distribution  date occurring on or after the Credit Support  Depletion  Date for that series,  to that portion of the related  Available  Distribution
Amount otherwise  allocable to the related class or classes of Senior Support  Certificates to the extent necessary to satisfy the Accrued  Certificate  Interest on the Super Senior Certificates and the related Super Senior Optimal
Principal Distribution Amount.

         The  application  of the related  Senior  Accelerated  Distribution  Percentage  for each series,  when it exceeds  the related  Senior  Percentage,  to  determine  the related  Senior  Principal  Distribution  Amount will accelerate  the  amortization  of  the  related  Senior  Certificates  in the  aggregate  relative  to  the  actual amortization  of the mortgage loans in the related loan group.  To the extent that the related Senior  Certificates for any series in the  aggregate  are amortized  faster than the mortgage  loans in the related loan group,  in the absence of offsetting  Realized Losses allocated to the related Class M Certificates and Class B Certificates,  the percentage  interest  evidenced by those related Senior  Certificates in that loan group will be decreased,  with a corresponding  increase in the interest in that loan group  evidenced by the Class M  Certificates  and the Class B
Certificates,  thereby increasing,  relative to their respective  Certificate Principal Balances, the subordination afforded those Senior  Certificates  by the related Class M Certificates  and the Class B Certificates of that loan group  collectively.  In  addition,  if losses on the  mortgage  loans in the related loan group exceed the amounts described in this term sheet supplement  under  "--Description  of the  Certificates--Principal  Distributions on the
Senior  Certificates,"  a greater  percentage of full and partial  mortgagor  prepayments  will be allocated to the related  Senior  Certificates  of  that  series  in  the  aggregate  than  would  otherwise  be the  case,  thereby accelerating the amortization of those Senior  Certificates  relative to the related Class M Certificates and Class
B Certificates of that series.

         In the case of a Crossed  Transaction,  prior to the occurrence of the Credit  Support  Depletion Date but after the reduction of the Certificate  Principal Balances of the Senior Certificates  related to any loan group to zero,  the  remaining  related  Senior  Certificates  will be  entitled to  receive,  in addition to any  mortgagor prepayments  related  to such  certificates'  respective  loan  group,  100% of the  mortgagor  prepayments  on the mortgage  loans in the loan  group or loan  groups  related to the Senior  Certificates  that have been  reduced to
zero,  subject  to  certain  conditions  as  described  under  "Cross-Collateralization   Mechanics  in  a  Crossed
Transaction,"  thereby  accelerating the amortization of such Senior Certificates  relative to the Class M-1, Class
M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

         The priority of payments,  including principal  prepayments related to that loan group established for any series,  among the Class M Certificates of that series,  as described in this term sheet  supplement,  also has the effect during some periods,  in the absence of Realized Losses, of decreasing the percentage  interest evidenced by any class of related Class M  Certificates  with a higher payment  priority,  thereby  increasing,  relative to its
Certificate  Principal  Balance,  the  subordination  afforded to that class of the related Class M Certificates by the related Class B  Certificates  and any class of related Class M Certificates  with a lower payment  priority of that series.

         In a Crossed Transaction that is also an Excess  Transaction,  the Special Hazard Amount will be an amount acceptable  to each  rating  agency  rating  any  certificates  of that  series.  As of any  date of  determination following  the cut-off  date for any series,  the Special  Hazard  Amount  shall equal the initial  amount for that series  less the sum of any amounts  allocated  through  subordination  relating  to Special  Hazard  Losses on the mortgage  loans  included in the trust for that series.  In  addition,  the Special  Hazard  Amount will be further reduced from time to time to an amount,  if lower,  that is not less than 1% of the outstanding  principal  balance of the mortgage loans.

         In a Stacked  Transaction  that is also an Excess  Transaction,  the Special  Hazard  Amount for each loan group of any series will be an amount  acceptable  to each rating agency  rating any  certificates  of that series.
As of any date of  determination  following the cut-off date for any series,  the Special Hazard Amount shall equal the  initial  amount for that  series  less the sum of any  amounts  allocated  through  subordination  relating to
Special Hazard Losses on the related loan group.  In addition,  the Special  Hazard Amount will be further  reduced from time to time to an amount,  if lower,  that is not less than 1% of the  outstanding  principal  balance of the related mortgage loans.

         In a Crossed  Transaction  that is also an Excess  Transaction,  the Fraud Loss  Amount  will be an amount acceptable to each rating agency rating any certificates of that series,  and in a Stacked  Transaction,  the Fraud
Loss  Amount  for each loan group of any series  will be an amount  acceptable  to each  rating  agency  rating any certificates  of that  series.  The Fraud Loss Amount  shall be reduced over the first five years after the closing date in  accordance  with the terms of the pooling and  servicing  agreement.  After the first five years after the closing date, the Fraud Loss Amount will be zero.

         In a Crossed  Transaction  that is also an Excess  Transaction,  the  Bankruptcy  Amount will be an amount acceptable to each rating agency rating any  certificates  of that series.  As of any date of  determination  prior to the first  anniversary of the cut-off date for that series,  the Bankruptcy Amount will equal the initial amount for that series less the sum of any amounts  allocated  through  subordination  for such losses with respect to the mortgage  loans  included  in the trust  established  for that series up to such date of  determination.  As of any date of determination on or after the first  anniversary of the cut-off date for any series,  the Bankruptcy Amount will equal the excess,  if any, of (1) the lesser of (a) the  Bankruptcy  Amount for that series as of the business day next  preceding the most recent  anniversary  of the cut-off date for that series and (b) an amount  calculated under the terms of the pooling and servicing  agreement,  which amount as  calculated  will provide for a reduction in the Bankruptcy  Amount,  over (2) the aggregate  amount of Bankruptcy  Losses with respect to the mortgage loans included  in the  trust  established  for that  series  allocated  solely to any  Class M  Certificates  or Class B
Certificates of that series through subordination since that anniversary.

         In a Stacked  Transaction that is also an Excess  Transaction,  the Bankruptcy  Amount for each loan group of any series will be an amount  acceptable  to each rating agency rating any  certificates  of that series.  As of any date of  determination  prior to the first  anniversary  of the cut-off  date for that series,  the  Bankruptcy
Amount  will  equal  the  initial  amount  for that  loan  group  less  the sum of any  amounts  allocated  through subordination  for such losses with respect to the related loan group up to such date of  determination.  As of any date of determination on or after the first  anniversary of the cut-off date for any series,  the Bankruptcy Amount for each loan group will equal the  excess,  if any, of (1) the lesser of (a) the  Bankruptcy  Amount for that loan group as of the business day next  preceding  the most recent  anniversary  of the cut-off date for that series and
(b) an amount  calculated under the terms of the pooling and servicing  agreement,  which amount as calculated will provide for a reduction in the Bankruptcy  Amount,  over (2) the aggregate amount of Bankruptcy Losses with respect to the related loan group  allocated  solely to any related Class M Certificates  or Class B  Certificates  of that series through subordination since that anniversary.

         Notwithstanding  the  foregoing,  the  provisions  relating to  subordination  will not be  applicable  in connection with a Bankruptcy Loss so long as the master servicer has notified the trustee in writing that:

o    the  master   servicer  is  diligently   pursuing  any  remedies  that  may  exist  in  connection   with  the
     representations and warranties made regarding the related mortgage loan; and

     either:

o    the related mortgage loan is not in default with regard to payments due thereunder; or

o    delinquent  payments of  principal  and  interest  under the  related  mortgage  loan and any  premiums on any applicable  primary hazard  insurance  policy and any related escrow  payments  relating to that mortgage loan are being advanced on a current basis by the master servicer or a subservicer.

         In the case of an Excess Transaction,  the Special Hazard Amount,  Fraud Loss Amount and Bankruptcy Amount
for each loan group in a Stacked  Transaction  and for the mortgage loans in a Crossed  Transaction  may be further reduced as described in the related base prospectus under "Description of Credit Enhancement--Subordination."

         Notwithstanding  the  foregoing,  with  respect to any class of Insured  Certificates  of any series,  the related financial guaranty insurance policy,  subject to any applicable  limitations set forth therein,  will cover the interest and  principal  portions of all  Realized  Losses on the mortgage  loans in the related loan group and allocated  thereto.  If such payments are not required to be made under the related  financial  guaranty  insurance policy or are not made as required under the policy for any series,  such Realized Losses  allocated to the Insured
Certificates of that series will be borne by the holders of such certificates.

                  ADVANCES

         Prior to each  distribution  date, the master servicer is required to make Advances of payments which were due on the  mortgage  loans on the Due Date in the related Due Period and not  received  by the  business  day next preceding the related determination date.

         These  Advances are required to be made on the mortgage loans  included in the trust  established  for any series only to the extent they are deemed by the master servicer to be recoverable  from related late  collections,
Insurance  Proceeds,  Liquidation  Proceeds or amounts  otherwise  payable to the  holders of the  related  Class B
Certificates  or  Class M  Certificates,  in the  case  of a  Stacked  Transaction,  and  the  Class  B or  Class M
Certificates,  in the case of a Crossed  Transaction.  Recoverability  is  determined  in the  context of  existing outstanding  arrearages,  the current loan-to-value ratio and an assessment of the fair market value of the related
mortgaged  property.   The  purpose  of  making  these  Advances  is  to  maintain  a  regular  cash  flow  to  the certificateholders,  rather than to guarantee or insure against  Realized  Losses.  The master servicer will not be required to make any Advances  with  respect to  reductions  in the amount of the monthly  payments on the mortgage loans due to Debt Service  Reductions or the  application of the Relief Act or similar  legislation or regulations.
Any failure by the master  servicer to make an Advance as required  under the pooling and  servicing  agreement for any series  will  constitute  an event of  default  thereunder,  in which case the  trustee,  as  successor  master servicer,  will be  obligated  to make any  Advance,  in  accordance  with the terms of the pooling  and  servicing agreement for that series.

         All Advances on mortgage loans included in the trust  established  for any series will be  reimbursable to the  master  servicer  on a first  priority  basis  from  either  (a)  late  collections,  Insurance  Proceeds  and
Liquidation  Proceeds  from the  mortgage  loan as to which  such  unreimbursed  Advance  was made or (b) as to any
Advance that remains  unreimbursed  in whole or in part  following the final  liquidation  of the related  mortgage loan,  from  any  amounts  otherwise  distributable  on any  of  the  related  Class  B  Certificates  or  Class  M
Certificates,  in the case of a  Stacked  Transaction,  and the Class B or Class M  Certificates,  in the case of a
Crossed Transaction,  provided,  however,  that, in the case of an Excess Transaction,  any Advances that were made with respect to  delinquencies  which  ultimately were determined to be Excess Special Hazard Losses,  Excess Fraud
Losses,  Excess Bankruptcy Losses or Extraordinary  Losses are reimbursable to the master servicer out of any funds in the  Custodial  Account in respect  of the  related  loan group  prior to  distributions  on any of the  related certificates and the amount of those losses will be allocated as described in this term sheet supplement.

         The effect of these  provisions  on any class of the Class M  Certificates  is that,  with  respect to any
Advance on the related  mortgage loans which remains  unreimbursed  following the final  liquidation of the related mortgage  loan, the entire amount of the  reimbursement  for that Advance will be borne first by the holders of the related Class B Certificates  or any class of related Class M Certificates,  in the case of a Stacked  Transaction, and of the Class B Certificates  or any class of Class M  Certificates,  in the case of a Crossed  Transaction,  in each case having a lower  payment  priority to the extent that the  reimbursement  is covered by amounts  otherwise distributable to those classes,  and then by the holders of that class of Class M Certificates,  except as provided above, to the extent of the amounts  otherwise  distributable  to them. In addition,  if the Certificate  Principal
Balances of the Class M Certificates  and the Class B Certificates  have been reduced to zero, any Advances related to any loan group  previously made which are deemed by the master servicer to be  nonrecoverable  from related late collections,  Insurance  Proceeds and  Liquidation  Proceeds may be  reimbursed  to the master  servicer out of any funds in the  Custodial  Account  in  respect  of the  related  loan  group  prior to  distributions  on the Senior
Certificates.

         The pooling and servicing  agreement  for any series will provide that the master  servicer may enter into a facility with any person which  provides that such person,  or the advancing  person,  may directly or indirectly fund Advances and/or  Servicing  Advances on the mortgage loans included in the trust  established for that series, although no such facility will reduce or otherwise affect the master  servicer's  obligation to fund these Advances and/or  Servicing  Advances.  No facility will require the consent of any  certificateholders  or the trustee.  Any
Advances and/or  Servicing  Advances made by an advancing  person would be reimbursed to the advancing person under the same provisions  pursuant to which  reimbursements  would be made to the master servicer if those advances were funded by the master  servicer,  but on a priority basis in favor of the advancing  person as opposed to the master servicer or any  successor  master  servicer,  and without being subject to any right of offset that the trustee or the trust might have against the master servicer or any successor master servicer.

                  RESIDUAL INTERESTS

         Holders of the Class R  Certificates  will be entitled to receive any residual cash flow from the mortgage pool,  which is not  expected to be  significant.  The Class R  Certificates  will not be entitled to any  payments other than their  Certificate  Principal  Balance and Accrued  Certificate  Interest on that Certificate  Principal
Balance unless the aggregate  amount  received by the issuing entity with respect to the mortgage loans exceeds the aggregate  amount  payable  to the  other  certificateholders,  which  is  highly  unlikely.  A  holder  of Class R
Certificates  will not have a right to alter the structure of this  transaction.  The Class R  Certificates  may be retained by the Depositor or transferred to any of its affiliates, subsidiaries of the sponsor or another party.

                                             CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

         GENERAL

         The yield to maturity on each class of offered  certificates  of any series will be primarily  affected by the following factors:

o    the rate and timing of principal payments on the related mortgage loans, including  prepayments,  defaults and liquidations, and repurchases due to breaches of representations or warranties;

o    the allocation of principal payments among the various classes of offered certificates of that series;

o    realized losses and interest shortfalls on the related mortgage loans;

o    the pass-through rate on the offered certificates of that series;

o    with respect to any class of Insured  Certificates  of that series,  payments,  if any,  made  pursuant to the related financial guaranty insurance policy;

o    with respect to any class of Exchangeable  Certificates  of that series,  the yield to maturity of the related class of Exchangeable Certificates; and

o    the purchase price paid for the offered certificates of that series.

         For  additional   considerations   relating  to  the  yield  on  the  offered  certificates,   see  "Yield
Considerations" and "Maturity and Prepayment Considerations" in the related base prospectus.

                  PREPAYMENT CONSIDERATIONS

         The yields to maturity  and the  aggregate  amount of  distributions  on the offered  certificates  of any series will be affected by the rate and timing of  principal  payments on the related  mortgage  loans.  The yields may be  adversely  affected  by a higher or lower  than  anticipated  rate of  principal  payments  on the  related mortgage  loans.  The rate of  principal  payments  on the related  mortgage  loans will in turn be affected by the amortization  schedules of those mortgage loans,  including any initial interest only periods,  the rate and timing of mortgagor  prepayments on the related mortgage loans,  liquidations of defaulted mortgage loans and purchases of mortgage loans due to breaches of some representations and warranties.

         The timing of changes in the rate of  prepayments,  liquidations  and  purchases  of the related  mortgage loans may  significantly  affect the yield to an investor in that series of certificates,  even if the average rate of principal payments  experienced over time is consistent with an investor's  expectation.  In addition,  the rate of  prepayments of the mortgage  loans and the yields to investors on the related  certificates  may be affected by refinancing  programs,  which may include  general or targeted  solicitations,  as described  under  "Maturity  and
Prepayment  Considerations"  in the related base  prospectus.  Since the rate and timing of  principal  payments on the  mortgage  loans will depend on future  events and on a variety of  factors,  as  described  in this term sheet supplement  and  in the  related  base  prospectus  under  "Yield  Considerations"  and  "Maturity  and  Prepayment
Considerations",  no  assurance  can be given as to the rate or the timing of  principal  payments  on the  offered certificates.  The yields to maturity and rate and timing of  principal  payments on the Senior  Certificates  will only be affected by the rate and timing of payments on the mortgage  loans in the related loan group,  except under the limited circumstances described in this term sheet supplement.

         The  mortgage  loans in most cases may be prepaid by the  mortgagors  at any time  without  payment of any prepayment fee or penalty;  provided,  however,  that the mortgage loans may impose a prepayment charge for partial prepayments and full  prepayments  which may have a substantial  effect on the rate of prepayment of those mortgage loans.

         Some state laws  restrict the  imposition  of prepayment  charges even when the mortgage  loans  expressly provide for the  collection  of those  charges.  It is possible  that  prepayment  charges and late fees may not be collected  even on mortgage loans that provide for the payment of these  charges.  In any case,  these amounts will not be available for  distribution  on the related  offered  certificates.  See "Certain  Legal Aspects of Mortgage
Loans--Default Interest and Limitations on Prepayments" in the related base prospectus.

         Prepayments,  liquidations  and purchases of the related  mortgage loans will result in  distributions  to holders of the related  offered  certificates of principal  amounts which would  otherwise be distributed  over the remaining terms of the mortgage loans.  Factors  affecting  prepayment,  including  defaults and  liquidations,  of mortgage loans include changes in mortgagors'  housing needs, job transfers,  unemployment,  mortgagors' net equity in the mortgaged  properties,  changes in the value of the mortgaged  properties,  mortgage  market interest rates, solicitations and servicing  decisions.  In addition,  if prevailing  mortgage rates fell  significantly  below the mortgage rates on the related mortgage loans, the rate of prepayments,  including  refinancings,  would be expected to increase.  Also,  when the  mortgage  rates on hybrid  mortgage  loans  convert  from fixed rates to  adjustable rates,  there may be an increase in  prepayments,  particularly if the new adjustable rate is higher than the fixed rate.  Conversely,  if  prevailing  mortgage  rates rose  significantly  above the  mortgage  rates on the  related mortgage loans, the rate of prepayments on the related mortgage loans would be expected to decrease.

         The rate of defaults on the mortgage  loans will also affect the rate and timing of principal  payments on the mortgage  loans. In general,  defaults on mortgage loans are expected to occur with greater  frequency in their early years.  The rate of default on mortgage  loans that are refinance or limited  documentation  mortgage  loans, and on mortgage  loans with high LTV ratios,  may be higher  than for other types of mortgage  loans.  Furthermore, the rate and timing of  prepayments,  defaults  and  liquidations  on the  mortgage  loans will be  affected by the general  economic  condition of the region of the country in which the related  mortgaged  properties  are located.
The risk of  delinquencies  and  loss is  greater  and  prepayments  are less  likely  in  regions  where a weak or deteriorating  economy  exists,  as may be evidenced by, among other factors,  increasing  unemployment  or falling property values.  See "Maturity and Prepayment Considerations" in the related base prospectus.

         The mortgage  loans  typically  are  assumable  under some  circumstances  if, in the sole judgment of the master servicer or the applicable  subservicer,  the prospective  purchaser of a mortgaged property is creditworthy and the security for the mortgage loan is not impaired by the assumption.

         With respect to a Crossed  Transaction,  investors in the Class M  Certificates  of any series should also be aware that on any  distribution  date on which the related Senior  Accelerated  Distribution  Percentage for any
loan group equals 100%,  the Class M Certificates  of that series will  generally not be entitled to  distributions of mortgagor  prepayments with respect to the mortgage loans in the related loan group for such  distribution  date and the weighted average lives of the Class M Certificates  could be significantly  affected thereby.  In addition, with respect to any Crossed  Transaction,  under the circumstances  described under the heading "Description of the
Certificates--Principal  Distributions  on the Senior  Certificates--Cross-Collateralization  Mechanics  in a Crossed
Transaction" in this term sheet  supplement,  mortgagor  prepayments  from a loan group otherwise  distributable to the holders of the Class M Certificates  will be distributed to the holders of the Senior  Certificates  related to the other loan groups, increasing the weighted average lives of the Class M Certificates.

                  ALLOCATION OF PRINCIPAL PAYMENTS

         The yields to maturity on the offered  certificates  of any series will be affected by the  allocation  of principal payments among the offered  certificates.  As described under "Description of the  Certificates--Principal
Distributions on the Senior  Certificates" and "--Principal  Distributions on the Class M Certificates" in this term sheet  supplement,  during specified  periods all of principal  prepayments on the mortgage loans in any loan group will be allocated among the related Senior  Certificates of that series and during  specified  periods no principal prepayments  or,  relative  to the  related  pro rata  share,  a  disproportionately  small  portion  of  principal prepayments  on the  mortgage  loans in any loan  group  will be  distributed  to each  class  of  related  Class M
Certificates  in the  case of a  Stacked  Transaction,  and the  Class M  Certificates,  in the  case of a  Crossed
Transaction.  In addition to the foregoing,  if on any distribution  date, the loss level established for the Class
M-2  Certificates  or the Class M-3  Certificates  is exceeded and a class of Class M  Certificates  of that series having a higher payment priority is then outstanding  with a Certificate  Principal  Balance greater than zero, the
Class  M-2  Certificates  or the  Class M-3  Certificates  of that  series,  as the case may be,  will not  receive distributions relating to principal prepayments on the related mortgage loans on that distribution date.

         A portion  of the  mortgage  loans in any loan group may have  initial  interest  only  periods of varying duration.  During this  period,  the  payment  made by the  related  borrower  will be less than it would be if the mortgage loan  amortized.  In addition,  the mortgage loan balance will not be reduced by the principal  portion of scheduled  monthly  payments  during this period.  As a result,  no principal  payments will be made to the related certificates from these mortgage loans during their interest only period except in the case of a prepayment.

         After the initial  interest  only period,  the  scheduled  monthly  payment on these  mortgage  loans will increase,  which may result in increased  delinquencies  by the related  borrowers,  particularly if interest rates have  increased  and the  borrower is unable to  refinance.  In addition,  losses may be greater on these  mortgage loans as a result of the mortgage loan not  amortizing  during the early years of these  mortgage  loans.  Although the amount of principal  included in each scheduled  monthly payment for a traditional  mortgage loan is relatively small during the first few years after the  origination  of a mortgage  loan,  in the  aggregate  the amount can be significant.

         Mortgage loans with an initial  interest only period are relatively new in the mortgage  marketplace.  The performance of these  mortgage loans may be  significantly  different than mortgage loans that fully  amortize.  In particular,  there may be a higher  expectation by these  borrowers of refinancing  their mortgage loans with a new mortgage  loan,  in  particular  one with an  initial  interest  only  period,  which may result in higher or lower prepayment  speeds than would  otherwise  be the case.  In  addition,  the  failure to build  equity in the related mortgaged  property  by the  related  mortgagor  may affect the  delinquency  and  prepayment  experience  of these mortgage loans.

         Senior  Certificates:  The Senior  Certificates of any series,  other than any Interest Only Certificates, are entitled to receive  distributions in accordance with various  priorities for payment of principal as described in this term sheet  supplement  and the  prospectus  supplement  for that  series.  Distributions  of  principal on classes  having an earlier  priority of payment will be affected by the rates of prepayment  of the mortgage  loans in the related loan group early in the life of the mortgage  pool for that series.  The timing of  commencement  of principal  distributions  and the weighted  average lives of certificates  with a later priority of payment will be affected by the rates of  prepayment  of the  mortgage  loans in the  related  loan group both before and after the commencement  of principal  distributions  on those  classes.  Holders of any class of Senior  Certificates  of any series with a longer  weighted  average  life bear a greater risk of loss than  holders of Senior  Certificates  of that  series  with a shorter  weighted  average  life  because the  Certificate  Principal  Balances of the Class M
Certificates  and Class B Certificates of that series could be reduced to zero before the Senior  Certificates  are retired.

         Accretion  Directed  Certificates and Accrual  Certificates:  Prior to the Accretion  Termination Date for
any class of any series,  any class or classes of Accretion  Directed  Certificates  of that series will receive as monthly  principal  distributions  the related  Accrual  Distribution  Amount in  accordance  with the  priority of payment  for  these  amounts  set  forth in the  prospectus  supplement  for each  applicable  class.  Prior to the
Accretion  Termination Date for any class of any series,  interest  shortfalls on the mortgage loans in the related loan group  allocated to any class or classes of Accrual  Certificates  of that series will reduce the amount added to the Certificate  Principal  Balance of those  certificates  relating to interest accrued thereon and will result in a corresponding  reduction of the amount available for distributions  relating to principal on the related class or classes of Accretion Directed  Certificates.  Furthermore,  because these interest shortfalls will result in the
Certificate  Principal  Balance  of any class or  classes  of  Accrual  Certificates  being  less  than they  would otherwise  be,  the  amount of  interest  that will  accrue in the  future  on those  Accrual  Certificates  and be available  for  distributions  relating  to  principal  on the  related  class or  classes  of  Accretion  Directed
Certificates  will be  reduced.  Accordingly,  the  weighted  average  lives of the  related  class or  classes  of
Accretion Directed Certificates would be extended.

         In addition,  investors in any Accrual  Certificates  and any Accretion  Directed  Certificates  should be aware that the  applicable  Accretion  Termination  Date may be later,  or earlier,  than otherwise  assumed.  As a result, the applicable Accretion Termination Date could be different from that assumed at the time of purchase.

         Because any Accrual  Certificates  are not  entitled to receive any  distributions  of interest  until the occurrence of the applicable  Accretion  Termination Date, those  certificates will likely experience greater price and yield  volatility  than would  mortgage  pass-through  certificates  that are  otherwise  similar but which are entitled to current  distributions  of interest.  Investors  should consider whether this volatility is suitable to their investment needs.

         Insured  Certificates:  IN ADDITION  TO THE  CONSIDERATIONS  DESCRIBED  ABOVE,  INVESTORS  IN ANY CLASS OF
INSURED  CERTIFICATES  SHOULD  BE AWARE  THAT  THOSE  CERTIFICATES  MAY NOT BE AN  APPROPRIATE  INVESTMENT  FOR ALL
PROSPECTIVE INVESTORS.

         Investors  in any class of Random  Lot  Insured  Certificates  of any  series  also  should be aware  that distributions  of principal to that class of Random Lot Insured  Certificates  may be allocated by DTC according to a random lot  procedure.  Due to this random lot  procedure,  there can be no  assurance  that on any  distribution date, any holder of a class of Random Lot Insured  Certificates  will receive a principal  distribution.  Thus, the timing of distributions  in reduction of the Certificate  Principal  Balance with respect to any particular  Random
Lot Insured Certificate,  even if a request for distribution has been made by an investor,  is highly uncertain and may be earlier or later than the date that may be desired by that certificateholder.

         For these reasons,  any class of Random Lot Insured  Certificates  would not be an appropriate  investment for any investor  requiring a  distribution  of a particular  amount of principal or interest on a specific date or dates  or an  otherwise  predictable  stream  of cash  payments.  The  timing  of  those  distributions  may have a significant  effect on an investor's  yield on those  certificates if the certificate is purchased at a discount or a premium.

         Furthermore,  investors in the related  Insured  Certificates  of any series  should be aware that because that class of Insured  Certificates  may have a later priority of payment with respect to a substantial  portion of their  principal  payments in relation  to other  classes of related  Senior  Certificates,  and in this case,  the effect on the market  value of that class of Insured  Certificates  of changes in market  interest  rates or market yields for similar  securities  would be greater than would be the effect of such changes on other related  classes of Senior Certificates  entitled to principal  distributions.  Furthermore,  this later payment priority would make any class of Insured  Certificates  particularly  sensitive to the rate and timing of principal  prepayments on the mortgage  loans in the related loan group.  If  prepayments  on the mortgage  loans in the related loan group occur at a higher  rate  than  anticipated,  the  weighted  average  life of any  class of  Insured  Certificates  may be shortened.  Conversely,  if  prepayments on the mortgage loans in the related loan group occur at a lower rate than anticipated, the weighted average life of any class of Insured Certificates may be extended.

         Lockout  Certificates:  Investors  in any class of  Lockout  Certificates  of any  series  should be aware that,  unless the Credit  Support  Depletion  Date  applicable  to that class has  occurred,  that class of Lockout
Certificates  may not be expected to receive  distributions  of principal  prepayments on the mortgage loans in the related loan group for a period of time and may not be expected to receive  distributions  of  scheduled  principal payments on these mortgage  loans for a period of time, as described in the  prospectus  supplement for that class.
In addition,  after the  expiration of this initial  period for any class of Lockout  Certificates  for any series, that class of Lockout  Certificates  will receive a distribution of principal  prepayments on the mortgage loans in the  related  loan group that is  smaller  than that  class'  pro rata  share and will  receive a  distribution  of scheduled  principal  payments on the related  mortgage  loans that is smaller than that class' pro rata share,  as described in the prospectus  supplement for that class,  unless the Certificate  Principal  Balances of the related
Senior  Certificates  of that  series,  other than any related  Lockout  Certificates,  have been  reduced to zero.
Consequently,  the weighted  average lives of any class of Lockout  Certificates  of any series will be longer than would  otherwise  be the case.  The effect on the market value of any class of Lockout  Certificates  of any series of  changes in market  interest  rates or market  yields  for  similar  securities  will be greater  than for other classes of related Senior Certificates entitled to earlier principal distributions.

         Senior Support  Certificates:  If the Certificate  Principal  Balances of the related Class M Certificates and  Class B  Certificates,  in the  case of a  Stacked  Transaction,  and the  Class  M  Certificate  and  Class B
Certificates,  in a  Crossed  Transaction,  are  reduced  to zero,  the yield to  maturity  of any  Senior  Support
Certificates  of that  series will be  extremely  sensitive  to losses on the  mortgage  loans in the related  loan group,  and the timing  thereof,  because certain amounts of losses that would be allocable to the related class or classes  of Super  Senior  Certificates  will be  allocated  to the  related  class or  classes  of Senior  Support
Certificates,  as and to the  extent  described  in the  prospectus  supplement  for that  class or those  classes.
Investors in a class of Senior Support  Certificates  should consider whether such sensitivity is suitable to their investment needs.

         Certificates  with  Subordination  Features:  After  the  Certificate  Principal  Balances  of the Class B
Certificates,  in the  case  of a  Stacked  Transaction  or the  Class B  Certificates,  in the  case of a  Crossed
Transaction,  have  been  reduced  to zero,  the yield to  maturity  on the  class of Class M  Certificates  with a
Certificate  Principal  Balance greater than zero with the lowest payment  priority will be extremely  sensitive to
Realized  Losses on the related  mortgage loans and the timing of those  Realized  Losses because the entire amount of  such  Realized  Losses  that  are  covered  by  subordination  will  be  allocated  to that  class  of  Class M
Certificates.  See  "Class  M-2  and  Class  M-3  Certificate  Yield  Considerations"  below.  If  the  Certificate
Principal  Balances  of the  related  Class M  Certificates  and  Class B  Certificates,  in the case of a  Stacked
Transaction,  or the Class M  Certificates  and Class B  Certificates,  in the case of a Crossed  Transaction,  are reduced to zero,  the yield to  maturity  of any Senior  Support  Certificates  of that  series  will be  extremely sensitive  to losses on the mortgage  loans in the related  loan group,  and the timing  thereof,  because  certain amounts of losses that would be allocable to any class or classes of Super  Senior  Certificates  will be allocated to the related class or classes of Senior Support  Certificates,  as and to the extent  described in the prospectus supplement  for  that  class  or those  classes.  Furthermore,  because  principal  distributions  are paid to some classes of Senior  Certificates  and Class M  Certificates  before some other related  classes,  holders of classes having a later  priority  of payment  bear a greater  risk of losses on the  related  loan  group  than  holders of classes having earlier priority for distribution of principal.

                  REALIZED LOSSES AND INTEREST SHORTFALLS

         The yields to maturity  and the  aggregate  amount of  distributions  on the offered  certificates  of any series will be affected by the timing of mortgagor  defaults  resulting in Realized Losses on the mortgage loans in the  related  loan  group.  The timing of  Realized  Losses on the related  mortgage  loans and the  allocation  of
Realized  Losses to the related offered  certificates  could  significantly  affect the yield to an investor in the related  offered  certificates.  In  addition,  Realized  Losses  may  affect  the  market  value  of  the  offered certificates, even if these Realized Losses are not allocated to those offered certificates.

         After the  Certificate  Principal  Balances of the related Class B Certificates  of any series are reduced to zero, the yield to maturity on the class of related Class M  Certificates  then  outstanding  with a Certificate
Principal  Balance  greater than zero with the lowest  payment  priority  will be  extremely  sensitive to Realized
Losses on the  related  mortgage  loans and the  timing of those  Realized  Losses  because  the  entire  amount of
Realized  Losses that are covered by  subordination  will be allocated to that class of Class M  Certificates.  See
"--Class M-2 Certificate and Class M-3 Certificate  Yield  Considerations"  below.  Furthermore,  because  principal distributions  are paid to some classes of Senior  Certificates  and Class M Certificates of any series before some other  classes,  holders of classes  having a later  priority of payment bear a greater risk of losses than holders of classes having earlier priority for distribution of principal.

         In a Crossed  Transaction,  investors in the Senior  Certificates should be aware that because the Class M
Certificates and Class B Certificates  represent  interests in all loan groups, the Certificate  Principal Balances of the Class M  Certificates  and Class B Certificates  could be reduced to zero as a result of a  disproportionate amount of  Realized  Losses on the  mortgage  loans in one or more loan  groups.  Therefore,  notwithstanding  that
Realized  Losses on the mortgage  loans in a loan group may only be allocated to the related  Senior  Certificates, the allocation to the Class M Certificates  and Class B  Certificates  of Realized  Losses on the mortgage loans in the  other  loan  groups  will  reduce  the  subordination  provided  to such  Senior  Certificates  by the Class M
Certificates  and Class B Certificates  and increase the likelihood  that Realized  Losses on the mortgage loans in the related loan group may be allocated to any class of Senior Certificates.

         As  described  under   "Description  of  the   Certificates--Allocation   of  Losses;   Subordination"  and
"--Advances,"  amounts otherwise  distributable to holders of one or more classes of the Class M Certificates of any series may be made available to protect the holders of the related Senior  Certificates  and holders of any related
Class M Certificates  with a higher payment priority of that series against  interruptions in distributions  due to some  mortgagor  delinquencies  on the  mortgage  loans in the  related  loan  group,  to the extent not covered by
Advances.  These  delinquencies  may affect the yields to investors on those  classes of the Class M  Certificates, and, even if  subsequently  cured,  may affect the timing of the receipt of  distributions  by the holders of those classes  of  Class M  Certificates.  Similarly,  if the  Certificate  Principal  Balances  of the  related  Class M
Certificates and Class B Certificates  are reduced to zero,  delinquencies on the mortgage loans in a loan group to the  extent not  covered by  Advances  will  affect the yield to  investors  on the  related  Senior  Certificates, particularly  any related  Senior  Support  Certificates  because all or any portion of the amount of any shortfall resulting  from such  delinquencies  and  otherwise  attributable  to any class or classes of related  Super Senior
Certificates  will be borne by the related  class or classes of Senior  Support  Certificates  to the extent  those certificates  are then  outstanding,  as and to the extent described in this term sheet supplement for that series.
In addition,  a higher than  expected  rate of  delinquencies  or losses on the mortgage  loan in a loan group will also affect the rate of principal  payments on one or more  classes of related  Class M  Certificates  if it delays the scheduled  reduction of the related  Senior  Accelerated  Distribution  Percentage or affects the allocation of prepayments among the Class M Certificates and Class B Certificates.

         The amount of  interest  otherwise  payable to holders of the offered  certificates  of any series will be reduced by any interest  shortfalls  on the  mortgage  loans in the related loan group to the extent not covered by subordination or the master servicer,  or, solely with respect to any Insured  Certificates of that series,  by the related  policy and any  applicable  reserve  fund as  described  in the  prospectus  supplement  for that  series, including  Prepayment Interest  Shortfalls and, in the case of each class of the related Class M Certificates,  the interest  portions of Realized Losses  allocated  solely to that class of  certificates.  These shortfalls will not be offset by the master  servicer or otherwise,  except as described in this term sheet  supplement with respect to
Prepayment  Interest  Shortfalls.  See "Yield  Considerations"  in the related base prospectus and  "Description of the  Certificates--Interest  Distributions"  in this  term  sheet  supplement  for a  discussion  of the  effect  of principal  prepayments  on the mortgage  loans on the yields to maturity of the related  offered  certificates  and possible  shortfalls  in the  collection of interest.  Certain  interest  shortfalls  on the mortgage  loans in the related loan group  allocable to the Insured  Certificates of that series will be covered by the related policy and any applicable reserve fund, as and to the extent described in the prospectus supplement for that series.

         The yields to investors in the offered  certificates  will be affected by Prepayment  Interest  Shortfalls on the  mortgage  loans in the related loan group  allocable  thereto on any  distribution  date to the extent that those  shortfalls  exceed the amount offset by the master servicer.  See "Description of the  Certificates--Interest
Distributions"  in this term sheet  supplement.  The financial  guaranty  insurance policy for any class of Insured
Certificates of any series does not cover  Prepayment  Interest  Shortfalls or shortfalls  caused by application of the Relief Act, as applicable, on those Insured Certificates.

         The  recording  of mortgages  in the name of MERS is a  relatively  new  practice in the mortgage  lending industry.  While  the  depositor  expects  that the  master  servicer  or  applicable  subservicer  will be able to commence  foreclosure  proceedings on the mortgaged  properties,  when necessary and appropriate,  public recording officers and others in the mortgage industry,  however,  may have limited,  if any, experience with lenders seeking to foreclose  mortgages,  assignments of which are registered with MERS.  Accordingly,  delays and additional costs in  commencing,  prosecuting  and  completing  foreclosure  proceedings,  defending  litigation  commenced by third parties and conducting  foreclosure  sales of the mortgaged  properties  could result.  Those delays and additional costs with respect to the mortgage loans included in the trust  established  for any series could in turn delay the distribution of liquidation proceeds to the  certificateholders  of that series and increase the amount of Realized
Losses on those  mortgage  loans.  In  addition,  if,  as a result  of MERS  discontinuing  or  becoming  unable to continue  operations  in  connection  with the MERS(R)System,  it becomes  necessary  to remove any  mortgage  loan included in the trust  established  for any series  from  registration  on the MERS(R)System and to arrange for the assignment of the related  mortgages to the trustee,  then any related  expenses shall be reimbursable by the trust for that series to the master  servicer,  which will reduce the amount  available to pay  principal of and interest on the class or classes of certificates of that series with Certificate  Principal  Balances greater than zero with the lowest  payment  priorities.  For  additional  information  regarding the recording of mortgages in the name of
MERS,  see   "Description  of  the  Mortgage  Pool"  in  this  term  sheet   supplement  and  "Description  of  the
Certificates--Assignment of Trust Assets" in the related base prospectus.

                  PURCHASE PRICE

         In addition,  the yield to maturity on each class of the offered  certificates will depend on, among other things,  the price paid by the holders of the offered  certificates and the related  pass-through  rate. The extent to which the yield to maturity of an offered  certificate is sensitive to prepayments  will depend,  in part,  upon the degree to which it is purchased at a discount or premium.  In general,  if a class of offered  certificates  is purchased  at a premium and  principal  distributions  thereon  occur at a rate faster than  assumed at the time of purchase,  the  investor's  actual  yield to  maturity  will be lower  than  anticipated  at the time of  purchase.
Conversely,  if a class of offered  certificates  is purchased at a discount and  principal  distributions  thereon occur at a rate slower than  assumed at the time of  purchase,  the  investor's  actual  yield to maturity  will be lower than  anticipated  at the time of  purchase.  For  additional  considerations  relating  to the yields on the offered certificates,  see "Yield Considerations" and "Maturity and Prepayment  Considerations" in the related base prospectus.

                  PASS-THROUGH RATES

         The  pass-through  rates on each class of offered  certificates  of any series is  generally  based on the weighted  average of the Net Mortgage Rates of the related  mortgage loans  included in the trust  established  for that series.  Consequently,  the prepayment of related  mortgage  loans with higher  mortgage rates may result in a lower pass-through rate on those classes of offered certificates.

                  PRINCIPAL ONLY CERTIFICATE AND INTEREST ONLY CERTIFICATE YIELD CONSIDERATIONS

         Because the Principal Only  Certificates of any series will be purchased at a discount,  the pre-tax yield on the  Principal  Only  Certificates  will be adversely  affected by slower than  expected  payments of principal, including  prepayments,  defaults,  liquidations  and purchases of the mortgage loans in the related loan group due to a breach of a representation and warranty thereon.

         The  pre-tax  yield to  maturity  on the  Interest  Only  Certificates  of any  series  will be  extremely sensitive to both the timing of receipt of prepayments  and the overall rate of principal  prepayments and defaults on the mortgage  loans included in the related loan group for that series,  which rate may fluctuate  significantly over time.  Investors in the Interest Only  Certificates  of any series should fully consider the risk that a rapid rate of  prepayments  on the  mortgage  loans in the  related  loan  group  could  result in the  failure  of those investors to fully recover their investments.

         Any differences  between the assumptions  used in determining the purchase price for any class of Interest
Only Certificates and Principal Only Certificates of any series and the actual  characteristics  and performance of the applicable  mortgage loans in the related loan group and of the Principal Only  Certificates  and Interest Only
Certificates of that series may result in yields being different from those expected based on these assumptions.

         There can be no assurance that the mortgage  loans in any loan group will prepay at any  particular  rate.
Investors are urged to make their investment  decisions based on their  determinations  as to anticipated  rates of prepayment on the applicable  mortgage  loans in the related loan group under a variety of scenarios.  Investors in the Interest Only  Certificates  should fully  consider the risk that a rapid rate of prepayments on the applicable mortgage  loans in the related loan group could result in the failure of those  investors  to fully  recover  their investments.

         For  additional   considerations  relating  to  the  yields  on  the  offered  certificates,   see  "Yield
Considerations" and "Maturity and Prepayment Considerations" in the related base prospectus.

                  CLASS M-2 AND CLASS M-3 CERTIFICATE YIELD CONSIDERATIONS

         If the  aggregate  Certificate  Principal  Balance  of the  Class B  Certificates  or any group of Class B
Certificates,  in the case of a Stacked  Transaction,  is reduced to zero,  the yield to  maturity on the Class M-3
Certificates,  or the related Class M-3  Certificates in the case of a Stacked  Transaction,  will become extremely sensitive  to  Realized  Losses on the  related  mortgage  loans and the timing of those  Realized  Losses that are covered by  subordination,  because the entire amount of those  Realized  Losses will be allocated to the Class M-3
Certificates, or the related Class M-3 Certificates, in the case of a Stacked Transaction.

         If the Certificate  Principal Balances of the Class B Certificates,  or any group of Class B Certificates, in the case of a Stacked  Transaction,  and Class M-3 Certificates,  or the related Class M-3 Certificates,  in the case of a Stacked Transaction,  have been reduced to zero, the yield to maturity on the Class M-2 Certificates,  or the related  Class M-2  Certificates,  in the case of a Stacked  Transaction,  will become  extremely  sensitive to
Realized  Losses on the  related  mortgage  loans and the  timing of those  Realized  Losses  that are  covered  by subordination,  because  the  entire  amount  of  those  Realized  Losses  will  be  allocated  to  the  Class  M-2
Certificates, or the related Class M-2 Certificates, in the case of a Stacked Transaction.

         Notwithstanding the assumed  percentages of defaults,  loss severity and prepayment assumed in determining the price on the Class M-2 and Class M-3  Certificates,  it is highly unlikely that the related mortgage loans will be prepaid or that Realized  Losses will be incurred  according to one  particular  pattern.  For this reason,  and because the timing of cash flows is critical to  determining  yields,  the actual pre-tax yields to maturity on the
Class M-2  Certificates  and the Class M-3  Certificates  are likely to differ from those assumed.  There can be no assurance  that the related  mortgage  loans will prepay at any  particular  rate or that  Realized  Losses will be incurred at any particular  level or that the yields on the Class M-2  Certificates  or the Class M-3  Certificates
of any series will conform to the yields assumed.  Moreover,  the various  remaining terms to maturity and mortgage rates of the related  mortgage loans could produce  slower or faster  principal  distributions  than those assumed, even if the  weighted  average  remaining  term to  maturity  and  weighted  average  mortgage  rate of the related mortgage loans are as assumed.

         Investors are urged to make their  investment  decisions based on their  determinations  as to anticipated rates of  prepayment  and Realized  Losses under a variety of  scenarios.  Investors in the Class M-2  Certificates and particularly in the Class M-3  Certificates  should fully consider the risk that Realized Losses on the related mortgage loans could result in the failure of those  investors to fully recover their  investments.  For additional considerations  relating to the yields on the offered  certificates,  see "Yield  Considerations" and "Maturity and
Prepayment Considerations" in the related base prospectus.

                  ADDITIONAL YIELD CONSIDERATIONS APPLICABLE SOLELY TO THE RESIDUAL CERTIFICATES

         The after-tax  rate of return on the Residual  Certificates  of any series will reflect their pre-tax rate of return,  reduced by the taxes  required to be paid with  respect to the  Residual  Certificates  of that series.
Holders  of  Residual  Certificates  of any  series  may have  tax  liabilities  with  respect  to  their  Residual
Certificates  during the early  years of the trust for that  series  that  substantially  exceed any  distributions payable thereon during any such period.  In addition,  holders of Residual  Certificates of any series may have tax liabilities  with respect to their  Residual  Certificates  the present  value of which  substantially  exceeds the present  value of  distributions  payable  thereon and of any tax  benefits  that may arise with  respect  thereto.
Accordingly,  the  after-tax  rate of return on the  Residual  Certificates  of any series may be  negative  or may otherwise  be  significantly  adversely  affected.  The timing and amount of  taxable  income  attributable  to the
Residual  Certificates of any series will depend on, among other things,  the timing and amounts of prepayments and
Realized Losses experienced on the mortgage loans in the related loan group.

         The  Residual  Certificateholders  of any series are  encouraged  to consult  their tax advisors as to the effect of taxes and the  receipt of any  payments  made to those  holders in  connection  with the  purchase of the
Residual  Certificates  on after-tax  rates of return on the Residual  Certificates.  See "Material  Federal Income
Tax  Consequences"  in this term sheet  supplement and "Material  Federal Income Tax  Consequences"  in the related base prospectus.

                                                   POOLING AND SERVICING AGREEMENT

         GENERAL

         The  certificates  for each series will be issued under a series  supplement for that series,  dated as of the cut-off date for that series,  to the standard terms of pooling and servicing  agreement,  dated as of November
1, 2006,  together referred to as the pooling and servicing  agreement,  among the depositor,  the master servicer, and the trustee for that series.  Reference is made to the related base  prospectus  for important  information  in addition to that described  herein  regarding the terms and  conditions of the pooling and servicing  agreement and the offered certificates for each series.

         The  offered  certificates  of any  series  will be  transferable  and  exchangeable  at an  office of the trustee,  which will serve as certificate  registrar and paying agent.  The depositor will provide a prospective or actual  certificateholder  of any series without charge,  on written  request,  a copy,  without  exhibits,  of the pooling and  servicing  agreement  for that series.  Requests  should be addressed  to the  President,  Residential
Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437.

         Under the pooling and  servicing  agreement  of any series,  transfers  of Residual  Certificates  of that series are prohibited to any non-United  States person.  Transfers of the Residual  Certificates  are  additionally restricted as described in the pooling and servicing  agreement for that series.  See "Material  Federal Income Tax
Consequences"  in this term sheet  supplement and "Material  Federal Income Tax  Consequences --REMICs--Taxation  of
Owners of REMIC Residual  Certificates--Tax and Restrictions on Transfers of REMIC Residual  Certificates to Certain
Organizations" and "--Noneconomic  REMIC Residual  Certificates" in the related base prospectus.  In addition to the circumstances  described in the related base  prospectus,  the  depositor  may terminate the trustee for any series for cause under  specified  circumstances.  See "The Pooling and  Servicing  Agreement--The  Trustee" in the related base prospectus.

         On or prior to the business day preceding each  distribution  date, the master servicer will withdraw from the custodial account and deposit into the certificate  account,  in immediately  available funds, the amount to be distributed therefrom to certificateholders on that distribution date.

                  CUSTODIAL ARRANGEMENTS

         The trustee  will be directed to appoint  Wells Fargo Bank,  N.A. to serve as  custodian  of the  mortgage loans.  The custodian is not an affiliate of the depositor,  the master  servicer or the sponsor.  No servicer will have custodial  responsibility  for the mortgage notes.  Residential  Funding is required to deliver only the notes
(and,  with respect to any mortgage  loan that is not  registered  with MERS,  the  assignment  of mortgage) to the custodian.  The mortgage  notes and the  assignment  of mortgages  (and any other  contents of a mortgage loan file delivered  to the  custodian)  may be  maintained  in vaults at the  premises of the sponsor or an affiliate of the sponsor.  If these  documents  are  maintained  at the  premises  of the  sponsor  or an  affiliate,  then only the custodian  will have access to the vaults,  and a shelving and filing system will  segregate the files  relating to the mortgage loans included in the trust established for any series from other assets serviced by the sponsor.

                  THE MASTER SERVICER AND SUBSERVICERS

         Master  Servicer.  The master  servicer,  an affiliate of the depositor,  will be  responsible  for master servicing the mortgage loans.  Master servicing responsibilities include:

          -       receiving funds from subservicers;
          -       reconciling servicing activity with respect to the mortgage loans for any series;
          -       calculating remittance amounts to certificateholders;
          -       sending remittances to the trustee for distributions to certificateholders;
          -       investor and tax reporting;
          -       coordinating loan repurchases;
          -       oversight of all servicing activity, including subservicers;
          -       following up with  subservicers  with respect to mortgage  loans that are delinquent or for which servicing decisions may need to be made;
          -       approval of loss mitigation strategies;
          -       management  and  liquidation of mortgaged  properties  acquired by foreclosure or deed in lieu of foreclosure; and
          -       providing  certain  notices and other  responsibilities  as detailed in the pooling and servicing agreement.

         The master servicer may, from time to time, outsource certain of its master servicing  functions,  such as foreclosure  management,  although  any such  outsourcing  will  not  relieve  the  master  servicer  of any of its responsibilities or liabilities under the pooling and servicing agreement.

         For a general  description of the master  servicer and its activities,  see "Sponsor and Master  Servicer"
in this term sheet  supplement.  For a general  description  of material  terms  relating to the master  servicer's removal or  replacement,  see "The  Pooling and  Servicing  Agreement--Rights  Upon Event of Default" in the related base prospectus.

         Subservicer Responsibilities.  Subservicers are generally responsible for the following duties:

          -       communicating with borrowers;
          -       sending monthly remittance statements to borrowers;
          -       collecting payments from borrowers;
          -       recommending  a loss  mitigation  strategy for borrowers who have  defaulted on their loans (i.e.
                  repayment plan, modification, foreclosure, etc.);
          -       accurate and timely  accounting,  reporting and remittance of the principal and interest portions of monthly  installment  payments to the master  servicer,  together  with any other sums paid by borrowers that are required to be remitted;
          -       accurate  and  timely  accounting  and   administration  of  escrow  and  impound  accounts,   if
                  applicable;
          -       accurate and timely reporting of negative amortization amounts, if any;
          -       paying escrows for borrowers, if applicable;
          -       calculating and reporting payoffs and liquidations;
          -       maintaining an individual file for each loan; and
          -       maintaining  primary mortgage insurance  commitments or certificates if required,  and filing any primary mortgage insurance claims.

         Homecomings  Financial,  LLC. The  subservicing  agreement  provides that  Homecomings will provide all of
the services  described in the preceding  paragraph.   Homecomings is a Delaware limited  liability company and has been servicing  mortgage loans secured by first liens on one-to  four-family  residential  properties  since 1996.
Homecomings  was formed as a wholly-owned  subsidiary of Residential  Funding  Company,  LLC in 1995 to service and originate mortgage loans.  In 1996,  Homecomings  acquired American Custody Corporation to begin servicing subprime mortgage  loans,  and in 1999  Homecomings  acquired  Capstead  Inc. to focus on servicing  prime loans such as the mortgage loans  described  herein.  After Capstead Inc. was acquired,  Homecomings  total  servicing  portfolio was
164,000 loans with an aggregate  principal balance of approximately $25 billion with 20% being subprime.  The three servicing  locations  were  integrated  onto one servicing  system/platform  by the end of 2001 becoming one of the
first  servicing  operations to service all loan products on one servicing  system.   The operations of each of the
acquired  companies have been integrated into  Homecomings'  servicing  operations.   Approximately 85% of mortgage
loans currently  master serviced by Residential  Funding  Company,  LLC are subserviced by Homecomings.  As of June
30,  2007  Homecomings  serviced  approximately  837,000  mortgage  loans with an  aggregate  principal  balance of approximately  $126 billion.  In addition to servicing  mortgage loans secured by first liens on one-to-four family residential  properties,  Homecomings  services  mortgage loans secured by second liens on residential  properties, mortgage loans made to borrowers with imperfect  credit  histories,  and subprime  mortgage  loans.  As of June 30,
2007,  Homecomings  serviced  approximately  256,000  mortgage  loans  secured by second  liens  with an  aggregate principal  balance of approximately  $11.1 billion.  Homecomings also performs  special  servicing  functions where the servicing  responsibilities  with respect to delinquent mortgage loans that have been serviced by third parties
is transferred to  Homecomings.   Homecomings'  servicing  activities have included the activities  specified above under "--Subservicer responsibilities".

         Homecomings may, from time to time,  outsource certain of its subservicing  functions,  such as contacting delinquent  borrowers,  property  tax  administration  and  hazard  insurance  administration,  although  any  such
outsourcing  will not relieve  Homecomings of any of its  responsibilities  or liabilities  as a  subservicer.   If
Homecomings  engages any subservicer to subservice 10% or more of the mortgage  loans, or any subservicer  performs the  types of  services  requiring  additional  disclosures,  the  issuing  entity  will  file a Report on Form 8-K providing any required additional disclosure regarding such subservicer.

         See "The  Agreements--Events  of  Default;  Rights  Upon Event of  Default"  and  "--Certain  Other  Matters
Regarding  Servicing"  in  the  accompanying  prospectus  for  a  discussion  of  material  removal,   replacement,
resignation and transfer provisions relating to the master servicer.

         The following  tables set forth the aggregate  principal  amount of mortgage loans serviced by Homecomings for the past  five  years,  and for the  six-month  period  ended  June  30,  2007.  The  percentages  shown  under
"Percentage  Change from Prior Year" represent the ration of (a) the difference  between the current and prior year volume over (b) the prior year volume.

                                     VOLUME BY YEAR END OUTSTANDING PRINCIPAL BALANCE
                                                                                                               SIX MONTHS
                                                                                                                 ENDED
                                                      YEAR ENDED DECEMBER 31,                                   JUNE 30,
 FIRST LIEN MORTGAGES         2002             2003             2004            2005             2006             2007
       Prime (1)         $27,343,774,000  $29,954,139,212  $31,943,811,060 $44,570,851,126  $67,401,832,594  $72,144,802,385
     Non-Prime (2)       $27,384,763,000  $39,586,900,679  $44,918,413,591 $52,102,835,214  $49,470,359,806  $43,013,399,177
         Total           $54,728,537,000  $69,541,039,891  $76,862,224,651 $96,673,686,340  $116,872,192,400 $115,158,201,562
       Prime (1)                 49.96%           43.07%           41.56%          46.10%           57.67%           62.65%
     Non-Prime (2)               50.04%           56.93%           58.44%          53.90%           42.33%           37.35%
         Total                  100.00%          100.00%          100.00%         100.00%          100.00%          100.00%

PERCENTAGE CHANGE FROM
  THE PRIOR YEAR (3)
       Prime (1)                  7.09%            9.55%            6.64%          39.53%           51.22%
     Non-Prime (2)               60.71%           44.56%           13.47%          15.99%           (5.05)%
         Total                   28.55%           27.07%           10.53%          25.78%           20.89%

===================================================================================================================

                                     VOLUME BY YEAR END OUTSTANDING PRINCIPAL BALANCE
                                                                                                               SIX MONTHS
                                                                                                                 ENDED
                                                      YEAR ENDED DECEMBER 31,                                   JUNE 30,
 JUNIOR LIEN MORTGAGES        2002             2003             2004            2005             2006             2007
       Prime (1)          $7,627,424,000   $7,402,626,296  $7,569,300,685   $7,442,264,087  $11,418,858,741  $11,134,597,105
     Non-Prime (2)                     -                -               -                -                -               -
         Total            $7,627,424,000   $7,402,626,296  $7,569,300,685   $7,442,264,087  $11,418,858,741  $11,134,597,105
       Prime (1)                100.00%          100.00%         100.00%          100.00%         100.00%           100.00%
     Non-Prime (2)                0.00%            0.00%           0.00%            0.00%           0.00%             0.00%
         Total                  100.00%          100.00%         100.00%          100.00%         100.00%           100.00%

PERCENTAGE CHANGE FROM
  THE PRIOR YEAR (3)
       Prime (1)                 (4.94)%          (2.95)%          2.25%           (1.68)%         53.43%
     Non-Prime (2)                -                -               -                -               -
         Total                   (4.94)%          (2.95)%          2.25%           (1.68)%         53.43%

===================================================================================================================

                                                 VOLUME BY NUMBER OF LOANS
                                                                                                               SIX MONTHS
                                                                                                                 ENDED
                                                      YEAR ENDED DECEMBER 31,                                   JUNE 30,
 FIRST LIEN MORTGAGES         2002             2003             2004            2005             2006             2007
       Prime (1)              125,209          143,645          150,297         187,773          252,493         264,077
     Non-Prime (2)            257,077          341,190          373,473         394,776          361,125         316,998
         Total                382,286          484,835          523,770         582,549          613,618         581,075
       Prime (1)               32.75%           29.63%           28.70%          32.23%           41.15%           45.45%
     Non-Prime (2)             67.25%           70.37%           71.30%          67.77%           58.85%           54.55%
         Total                100.00%          100.00%          100.00%         100.00%          100.00%          100.00%

PERCENTAGE CHANGE FROM
  THE PRIOR YEAR (3)
       Prime (1)               (6.30)%          14.72%            4.63%          24.93%           34.47%
     Non-Prime (2)             52.85%           32.72%            9.46%           5.70%           (8.52)%
         Total                 26.66%           26.83%            8.03%          11.22%            5.33%

===================================================================================================================

                                                 VOLUME BY NUMBER OF LOANS
                                                                                                               SIX MONTHS
                                                                                                                 ENDED
                                                      YEAR ENDED DECEMBER 31,                                   JUNE 30,
 JUNIOR LIEN MORTGAGES        2002             2003             2004            2005             2006             2007
       Prime (1)              217,031          211,585          210,778         199,600          266,900          255,804
     Non-Prime (2)                  -                -                -               -                -                -
         Total                217,031          211,585          210,778         199,600          266,900          255,804
       Prime (1)              100.00%          100.00%          100.00%         100.00%          100.00%          100.00%
     Non-Prime (2)              0.00%            0.00%            0.00%           0.00%            0.00%            0.00%
         Total                100.00%          100.00%          100.00%         100.00%          100.00%          100.00%

PERCENTAGE CHANGE FROM
  THE PRIOR YEAR (3)
       Prime (1)               (5.20)%          (2.51)%          (0.38)%         (5.30)%          33.72%
     Non-Prime (2)              -                -                -               -                -
         Total                 (5.20)%          (2.51)%          (0.38)%         (5.30)%          33.72%

===================================================================================================================

         GMAC Mortgage,  LLC. GMAC Mortgage,  LLC ("GMACM") is a Delaware limited liability  company,  an affiliate of Residential  Funding and a wholly-owned  subsidiary of GMAC  Residential  Holding,  LLC, which is a wholly owned subsidiary of Residential  Capital,  LLC  ("ResCap").  ResCap is a wholly-owned  subsidiary of GMAC Mortgage Group,
LLC, which is a wholly-owned subsidiary of GMAC LLC ("GMAC").

         GMACM  began  acquiring,  originating  and  servicing  residential  mortgage  loans  in 1985  through  its acquisition  of  Colonial  Mortgage  Service  Company,  which  was  formed  in 1926,  and the loan  administration, servicing  operations and portfolio of Norwest  Mortgage,  which entered the residential  mortgage loan business in
1906. These businesses formed the original basis of what is now GMACM.

         GMACM  maintains  its  executive  and  principal   offices  at  1100  Virginia  Drive,   Fort  Washington,
Pennsylvania 19034. Its telephone number is (215) 682-1000.

         In addition,  GMACM purchases  mortgage loans originated by GMAC Bank, which is wholly-owned by IB Finance
Holding  Company,  LLC, a subsidiary of ResCap and GMAC LLC, and which is an affiliate of GMACM.  Formerly known as
GMAC  Automotive  Bank,  GMAC Bank, a Utah  industrial  bank, was organized in 2001. As of November 22, 2006,  GMAC
Bank became the  successor to  substantially  all of the assets and  liabilities  of GMAC Bank,  a federal  savings bank,  which  changed its name to National  Motors Bank FSB.  All of the Mortgage  loans that GMAC Bank  originates are originated in accordance with GMAC Mortgage, LLC's underwriting standards described below.

         The diagram below illustrates the ownership structure among the parties affiliated with GMACM.

                                                                            -----------------------------------------

                                                                                            GMAC LLC
                                                                                             (GMAC)

                                                                            -----------------------------------------

                                                                            -----------------------------------------

                                                                                    Residential Capital, LLC
                                                                                            (ResCap)

                                                                            -----------------------------------------

                                                                    ----------------------------- ----------------------------

                                           -----------------------------------------                          ----------------------------------

                                                      GMAC Mortgage, LLC                                                  GMAC Bank
                                                        (Subservicer)

                                           -----------------------------------------                          ----------------------------------

         GMACM  generally  retains the  servicing  rights with respect to loans it sells or  securitizes,  and also occasionally  purchases  mortgage  servicing rights from other servicers or acts as a subservicer of mortgage loans
(and does not hold the corresponding mortgage servicing right asset).

         As of June 30, 2007, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2,271,474 of residential mortgage loans having an aggregate unpaid principal balance of approximately $284 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights)
on approximately 334,864  loans having an aggregate unpaid principal balance of over $70.5 billion.

         The following tables set forth the mortgage loans serviced by GMACM for the periods indicated, and the annual average number of such loans for the same period. GMACM was the servicer of a residential mortgage loan portfolio of approximately $153.6 billion, $13.9 billion, $17.6 billion and $7.0 billion during the year ended
December 31, 2003 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively.  GMACM was the servicer of a residential mortgage loan portfolio of approximately $211.5 billion, $32.0 billion, $18.2 billion and $22.8 billion during the three months ended June 30, 2007 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively.  The percentages shown under "Percentage
Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over
(b) the prior year volume.

                                  GMAC MORTGAGE, LLC PRIMARY SERVICING PORTFOLIO
                                                  ($ IN MILLIONS)

                                         FOR THE THREE                         FOR THE YEAR ENDED DECEMBER 31,
                                         MONTHS ENDED
                                           JUNE 30,

                                             2007            2006           2005            2004            2003           2002
Prime conforming mortgage loans
     No. of Loans...................       1,485,410      1,455,919        1,392,870      1,323,249       1,308,284     1,418,843
     Dollar Amount of Loans.........        $211,462       $203,894         $186,364       $165,521        $153,601      $150,421
     Percentage Change
          from Prior Year...........           3.71%          9.41%           12.59%          7.76%           2.11%           N/A
Prime non-conforming mortgage loans
     No. of Loans........................    68,062         67,462           69,488         53,119          34,041        36,225
     Dollar Amount of Loans..........       $32,035        $32,220          $32,385        $23,604         $13,937       $12,543
     Percentage Change
          from Prior Year...........         (0.57)%        (0.51)%           37.20%         69.36%          11.12%           N/A
Government mortgage loans
     No. of Loans.........................                   175,588        181,563          181,679        191,844         191,023       230,085
     Dollar Amount of Loans..........      $18,166        $18,843          $18,098        $18,328         $17,594       $21,174
     Percentage Change
          from Prior Year...........         (3.59)%          4.12%          (1.25)%          4.17%        (16.91)%           N/A
Second-lien mortgage loans
     No. of Loans........................  542,414        514,085          392,261        350,334         282,128       261,416
     Dollar Amount of Loans..........      $22,778        $20,998          $13,034        $10,374          $7,023        $6,666
     Percentage Change
          from Prior Year...........          8.48%         61.10%           25.64%         47.71%           5.36%           N/A
Total mortgage loans serviced
     No. of Loans.....................   2,271,474      2,219,029        2,036,298      1,918,546       1,815,476     1,946,569
     Dollar Amount of Loans..........     $284,441       $275,955         $249,881       $217,827        $192,155      $190,804
     Percentage Change
          from Prior Year...........          3.08%         10.43%           14.72%         13.36%           0.71%           N/A

-------------------------------------------------------------------------------------------------------------------

         As servicer,  GMACM collects and remits mortgage loan payments,  responds to borrower inquiries,  accounts for  principal  and  interest,  holds  custodial  and escrow  funds for  payment of  property  taxes and  insurance
premiums,   counsels  or  otherwise  works  with  delinquent  borrowers,   supervises   foreclosures  and  property
dispositions  and  generally  administers  the loans.  GMACM  sends  monthly  invoices  or annual  coupon  books to borrowers to prompt the  collection of the  outstanding  payments.  Borrowers may elect for monthly  payments to be deducted  automatically  from bank  accounts  on the same day every  month or may take  advantage  of on demand ACH payments  made over the internet or via phone.  GMACM may,  from time to time,  outsource  certain of its servicing
functions,   such  as  contacting   delinquent   borrowers,   property  tax  administration  and  hazard  insurance
administration,  although  any  such  outsourcing  will  not  relieve  GMACM  of  any of  its  responsibilities  or liabilities as a servicer.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The servicing  fees for each mortgage loan are payable out of the interest  payments on that mortgage loan prior to payments to  certificateholders.  Except as is set forth in the  prospectus  supplement  for that  series, the  servicing  fees  relating  to each  mortgage  loan will be  generally  be 0.25%  per annum of the  outstanding principal  balance  of  that  mortgage  loan.  The  servicing  fees  consist  of  subservicing  and  other  related compensation  payable to the subservicer,  including any payment due to prepayment  charges on the related mortgage loans and such  compensation  paid to the master servicer as the direct servicer of a mortgage loan for which there is no subservicer.

         Except as is set forth in the prospectus  supplement for that series, the primary  compensation to be paid to the master  servicer for its master  servicing  activities  will  generally  be any  investment  income,  and/or earnings  on amounts  on  deposit in the  Custodial  Account.  As  described  in the  related  base  prospectus,  a subservicer  is  entitled  to  servicing  compensation  in an amount  equal to 0.25%  per annum of the  outstanding principal  balance of each  mortgage  loan  serviced by it. The master  servicer is  obligated  to pay some ongoing expenses  associated  with the trust for any series and  incurred  by the master  servicer in  connection  with its responsibilities  under the related pooling and servicing  agreement.  The master servicing fee may be changed if a successor  master  servicer is  appointed,  but it will not exceed the  compensation  currently  paid to the master servicer.  See "The Pooling and Servicing  Agreement--Servicing  and Other  Compensation and Payment of Expenses" in
the related base  prospectus for  information  regarding  other possible  compensation  to the master  servicer and subservicers and for information regarding expenses payable by the master servicer.

         The  following  table sets forth the fees and  expenses  that are payable out of payments on the  mortgage loans,  prior to payments of interest  and  principal  to the  certificateholders,  except as may  otherwise be set forth in the prospectus supplement for any series:

           --------------------------------- ------------------------------------------ -----------------------------
           DESCRIPTION                       AMOUNT                                     RECEIVING PARTY
           --------------------------------- ------------------------------------------ -----------------------------
           --------------------------------- ------------------------------------------ -----------------------------
           Subservicer Fee                   0.25% per annum of the principal balance   Subservicers
                                             of each mortgage loan serviced by a
                                             subservicer
           --------------------------------- ------------------------------------------ -----------------------------

         In addition,  the master servicer or any applicable  subservicer may recover from payments on the mortgage loans  included in the trust  established  for any series or withdraw from the Custodial  Account the amount of any
Advances  and  Servicing  Advances   previously  made,  interest  and  investment  income,   foreclosure   profits,
indemnification  payments payable under the pooling and servicing agreement,  and certain other servicing expenses, including foreclosure expenses.

REPORTS TO CERTIFICATEHOLDERS

         On each  distribution  date for any series,  a distribution  date statement will be made available to each certificateholder  of that series setting forth certain  information with respect to the composition of the payment being made,  the  Certificate  Principal  Balance or Notional  Amount of an  individual  certificate  following the payment and certain other  information  relating to the  certificates  and the mortgage  loans of that series.  The trustee will make the  distribution  date statement,  and, at its option,  any additional files containing the same information in an alternative format,  available each month to  certificateholders of that series and other parties to the pooling and  servicing  agreement  via the trustee's  internet  website set forth in the related  prospectus supplement.  See  also  "Reports  to  Certificateholders"  in the  related  base  prospectus  for a  more  detailed description of certificateholder reports.

VOTING RIGHTS

         There are actions  specified in the related base  prospectus  that may be taken by holders of certificates of any series  evidencing a specified  percentage of all undivided  interests in the related trust and may be taken by holders of  certificates  entitled in the aggregate to that  percentage of the voting  rights.  Except as is set forth in the  prospectus  supplement for any series,  1.0% of all voting rights will be allocated  among holders of each class of Interest  Only  Certificates  of that  series,  if any,  1.0% of all voting  rights will be allocated among the holders of all Residual  Certificates of that series,  and the remaining  voting rights will be allocated among all  holders  of any other  classes  of that  series in  proportion  to their  then  outstanding  Certificate
Principal  Balances.  The pooling and servicing  agreement for any series may be amended without the consent of the holders of the Residual Certificates of that series in specified circumstances.

         Notwithstanding  the foregoing,  so long as there does not exist a failure by the  Certificate  Insurer to make a  required  payment  under  any  financial  guaranty  insurance  policy  related  to  any  class  of  Insured
Certificates for any series,  the  Certificates  Insurer shall have the right to exercise all rights of the holders of the Insured  Certificates of that series under the related pooling and servicing  agreement  without any consent of such holders,  and such holders may exercise such rights only with the prior written  consent of the Certificate
Insurer except as provided in the related pooling and servicing agreement.

TERMINATION

         The  circumstances  under which the  obligations  created by the pooling and  servicing  agreement for any series will  terminate  relating to the offered  certificates  of that series are described  under "The Pooling and
Servicing Agreement--Termination; Retirement of Certificates" in the related base prospectus.

         With respect to any Stacked  Transaction,  the master servicer will have the option,  on any  distribution date on which the  aggregate  Stated  Principal  Balance of the mortgage  loans in a loan group is less than 10% of the  aggregate  Stated  Principal  Balance of those  mortgage  loans as of the cut-off date for that series,  after deducting  payments  of  principal  due during the month of the cut-off  date,  either to  purchase  all  remaining mortgage  loans in that  loan  group  and  other  assets in the trust  related  thereto,  thereby  effecting  early retirement of the related certificates or to purchase, in whole but not in part, the related certificates.

         With respect to any Crossed  Transaction,  Residential  Funding or its designee  will have the option,  on any distribution  date on which the aggregate  Stated  Principal  Balance of the mortgage loans is less than 10% of the aggregate  Stated  Principal  Balance of the mortgage loans as of the cut-off date after deducting  payments of principal  due during the month of the cut-off  date,  either to purchase all  remaining  mortgage  loans and other assets in the trust related thereto,  thereby  effecting early  retirement of the  certificates or to purchase,  in whole but not in part, the certificates.

         Any such  purchase of the mortgage  loans in any loan group or the mortgage  loans and other assets of the trust  related  thereto  shall be made at a price equal to the sum of (a) 100% of the unpaid  principal  balance of each related  mortgage loan or the fair market value of the related  underlying  mortgaged  properties with respect to defaulted  mortgage loans as to which title to such  mortgaged  properties has been acquired if such fair market value is less than such unpaid  principal  balance,  as of the date of repurchase plus (b) accrued interest thereon at the  mortgage  rate  to,  but not  including,  the  first  day of the  month in which  the  repurchase  price is distributed.  The optional  termination  price paid by the master  servicer will also include  certain amounts owed by  Residential  Funding  as seller of the  mortgage  loans,  under the terms of the  agreement  pursuant  to which
Residential  Funding  sold the  mortgage  loans to the  depositor,  that remain  unpaid on the date of the optional termination.

         Distributions  on the  certificates  relating to any  optional  termination  will be paid,  first,  to the related Senior  Certificates,  second, to the related Class M Certificates,  in the case of a Stacked  Transaction, or the Class M  Certificates,  in the case of a Crossed  Transaction,  in the order of their payment  priority and, third, to the related Class B Certificates,  in the case of a Stacked Transaction, or the Class M Certificates,  in
the case of a Crossed  Transaction,.  The proceeds of any such  distribution  may not be  sufficient  to distribute the full amount to each class of  certificates  if the purchase  price is based in part on the fair market value of the underlying  mortgaged  property and the fair market value is less than 100% of the unpaid principal  balance of the related  mortgage  loan.  Subject to any  applicable  limitation  set forth  therein,  the  financial  guaranty insurance  policy for any class of Insured  Certificates of any series will cover any such shortfall on that series allocated to those Insured  Certificates.  Any such purchase of the  certificates  will be made at a price equal to
100% of their  Certificate  Principal  Balance plus,  except with respect to the Principal Only  Certificates,  the
Accrued  Certificate  Interest  thereon,  or with  respect to the Interest  Only  Certificates,  on their  Notional
Amount,  for the immediately  preceding  Interest Accrual Period at the  then-applicable  pass-through rate and any previously  unpaid  Accrued  Certificate  Interest.  Promptly after the purchase of such  certificates,  the master servicer  shall  terminate the related REMIC in  accordance  with the terms of the pooling and servicing  agreement for that series.

         Upon  presentation  and surrender of the offered  certificates  in connection  with the termination of the trust or a  purchase  of  certificates  for any  series  under the  circumstances  described  in the two  preceding paragraphs,  the holders of the offered  certificates of that series will be entitled to receive an amount equal to the  Certificate  Principal  Balance of that class plus,  except in the case of the  Principal  Only  Certificates,
Accrued Certificate  Interest thereon for the immediately  preceding Interest Accrual Period at the then-applicable pass-through  rate,  or, with respect to the  Interest  Only  Certificates,  Accrued  Certificate  Interest for the
immediately  preceding  Interest  Accrual  Period on their  Notional  Amount,  plus any  previously  unpaid Accrued
Certificate  Interest.  However,  any Prepayment  Interest Shortfalls  previously  allocated to the certificates of that series will not be reimbursed.  In addition,  distributions  to the holders of the most  subordinate  class of related  certificates,  in the case of a Stacked  Transaction,  or most subordinate  class of certificates,  in the case of a  Crossed  Transaction,  outstanding  with a  Certificate  Principal  Balance  greater  than  zero will be reduced,  as described in the preceding  paragraph,  in the case of the  termination of the trust  resulting from a purchase of all the assets of the trust.

THE TRUSTEE

         Unless an event of default has occurred and is continuing under the pooling and servicing  agreement,  the trustee will perform only such duties as are  specifically  set forth in the pooling and  servicing  agreement.  If an event of default  occurs and is continuing  under the pooling and servicing  agreement,  the trustee is required to  exercise  such of the rights and powers  vested in it by the pooling and  servicing  agreement,  such as either acting as the master  servicer or  appointing  a  successor  master  servicer,  and use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the  circumstances  in the conduct of such  investor's  own  affairs.  Subject to certain  qualifications  and  exceptions  specified  in the pooling and servicing  agreement,  the trustee will be liable for its own negligent  action,  its own negligent  failure to act and its own willful misconduct for actions.

         The trustee's duties and  responsibilities  under the pooling and servicing  agreement include  collecting funds from the master  servicer to  distribute  to  certificateholders  at the  direction  of the master  servicer, providing  certificateholders  and applicable rating agencies with monthly  distribution  statements and notices of the  occurrence of a default under the pooling and servicing  agreement,  removing the master  servicer as a result of any such default at the direction of the holders of  certificates  evidencing not less than 51% of the aggregate voting  rights of the  issuing  entity,  appointing  a  successor  master  servicer,  and  effecting  any  optional termination of the trust.

         The master  servicer will pay to the trustee  reasonable  compensation  for its services and reimburse the trustee for all  reasonable  expenses  incurred or made by the trustee in accordance  with any of the provisions of the pooling and  servicing  agreement,  except any such expense as may arise from the  trustee's  negligence or bad faith.  The master servicer has also agreed to indemnify the trustee for any losses and expenses  incurred  without negligence or willful  misconduct on the trustee's  part arising out of the acceptance  and  administration  of the trust.

         The  trustee  may  resign at any time,  in which  event  the  depositor  will be  obligated  to  appoint a successor  trustee.  The depositor may also remove the trustee if the trustee  ceases to be eligible to continue as trustee under the pooling and  servicing  agreement or if the trustee  becomes  insolvent.  Upon becoming  aware of those  circumstances,  the  depositor  will be  obligated to appoint a successor  trustee.  The trustee may also be removed at any time by the holders of certificates  evidencing not less than 51% of the aggregate  voting rights in the related  trust.  Any  resignation  or removal of the trustee and  appointment  of a successor  trustee will not become effective until acceptance of the appointment by the successor trustee.

         Any costs associated with removing and replacing a trustee will be paid by the master servicer.

                                       LEGAL PROCEEDINGS

         There are no material  pending  legal or other  proceedings  involving the mortgage  loans or  Residential
Funding  Company,  LLC,  as sponsor  and master  servicer,  Residential  Funding  Mortgage  Securities  I, Inc.  as
depositor,  the Trust as the  issuing  entity,  Homecomings,  as  subservicer,  or  GMACM,  as  subservicer,  that, individually or in the aggregate, would have a material adverse impact on investors in these certificates.

         Residential  Funding,  Homecomings and GMACM are currently  parties to various legal  proceedings  arising from time to time in the ordinary  course of their  businesses,  some of which purport to be class  actions.  Based on information  currently  available,  it is the opinion of  Residential  Funding,  Homecomings  and GMACM that the eventual  outcome of any currently  pending legal  proceeding,  individually  or in the aggregate,  will not have a material  adverse  effect on their  ability to perform  their  obligations  in relation to the mortgage  loans.  No assurance,  however,  can be given that the final  outcome  of these  legal  proceedings,  if  unfavorable,  either individually or in the aggregate,  would not have a material adverse impact on Residential Funding,  Homecomings or
GMACM.  Any such  unfavorable  outcome could  adversely  affect the ability of Residential  Funding  Company,  LLC,
Homecomings  or GMACM to perform its servicing  duties with respect to the mortgage loans and  potentially  lead to the replacement of Residential Funding, Homecomings or GMACM with a successor servicer.

                            MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the  certificates,  Mayer,  Brown,  Rowe & Maw LLP,  counsel to the  depositor,  will render an opinion,  with respect to each series of  certificates to the effect that,  assuming  compliance with all provisions of the related pooling and servicing  agreement and other governing  documents.,  for federal income tax purposes,  the  portion  of the trust  consisting  of the  mortgage  loans and  certain  other  segregated  assets, exclusive of any yield maintenance  agreement,  any yield maintenance  reserve fund and any Initial Monthly Payment
Fund, will qualify as one or more REMICs under the Internal Revenue Code.

      For federal income tax purposes:

-        any Class R Certificates of a series will constitute a class of "residual interests" in a REMIC; and

-        each class of Senior Certificates,  other than the Class R Certificates,  and the Class M Certificates and
           the Class B Certificates  of any series will represent  ownership of "regular  interests" in a REMIC and will generally be treated as debt instruments of a REMIC.

         See "Material Federal Income Tax Consequences--REMICs" in the related base prospectus.

         For  federal  income tax  purposes,  each class of  offered  certificates  of any series may be treated as having been issued with original issue  discount.  The prepayment  assumption  that will be used in determining the rate of accrual of original issue  discount,  market  discount and premium,  if any, on any class of any series for federal income tax purposes will be based on the assumption that,  subsequent to the date of any  determination the mortgage  loans  included in the trust  established  for that series will prepay at a rate equal to the  prepayment speed  assumption  set forth in the  prospectus  supplement  for that series.  No  representation  is made that the mortgage  loans  included in the trust  established  for that series will prepay at that rate or at any other rate.
See  "Material  Federal  Income  Tax  Consequences--General"  and  "--REMICs--Taxation  of  Owners  of  REMIC  Regular
Certificates--Original Issue Discount" in the related base prospectus.

         The  holders of offered  certificates  will be  required to include in income  interest  and any  original issue discount on their certificates in accordance with the accrual method of accounting.

         The Internal Revenue Service,  or IRS, has issued original issue discount  regulations under sections 1271 to 1275 of the  Internal  Revenue Code (the "OID  regulations")  that  address the  treatment  of debt  instruments issued with original  issue  discount.  The OID  regulations  suggest that original  issue discount with respect to securities  similar to the Variable  Strip  Certificates  that  represent  multiple  uncertificated  REMIC  regular interests,  in which ownership interests will be issued  simultaneously to the same buyer, should be computed on an aggregate  method.  In the absence of further  guidance from the IRS,  original  issue discount with respect to the uncertificated  regular interests  represented by the Variable Strip Certificates of any series will be reported to the IRS and the related  certificateholders  on an aggregate  method based on a single  overall  constant yield and the prepayment assumption stated above,  treating all uncertificated  regular interests as a single debt instrument as described in the OID regulations.

         If the method for computing  original issue discount  described in the term sheet supplement  results in a negative  amount for any period  with  respect  to a  certificateholder,  the  amount of  original  issue  discount allocable to that period would be zero and the  certificateholder  will be permitted to offset that negative amount only against future original issue discount, if any, attributable to those certificates.

         In some  circumstances  the OID regulations  permit the holder of a debt instrument to recognize  original issue  discount  under a method that  differs  from that used by the issuing  entity.  Accordingly,  it is possible that the  holder of a  certificate  of any series may be able to select a method  for  recognizing  original  issue
discount   that   differs  from  that  used  by  the  master   servicer  in   preparing   reports  to  the  related
certificateholders and the IRS.

         Some of the classes of offered  certificates  of any series may be treated for federal income tax purposes as having been  issued at a premium.  Whether any holder of one of those  classes of  certificates  will be treated as holding a certificate with amortizable  bond premium will depend on the  certificateholder's  purchase price and
the   distributions   remaining  to  be  made  on  the   certificate  at  the  time  of  its   acquisition  by  the
certificateholder.  Holders of those  classes of any  series of  certificates  should  consult  their tax  advisors regarding  the  possibility  of making an election to amortize  such  premium.  See  "Material  Federal  Income Tax
Consequences--REMICs--Taxation  of  Owners  of  REMIC  Regular  Certificates"  and  "--Premium"  in the  related  base prospectus.

         The offered  certificates of any series will be treated as assets described in Section  7701(a)(19)(C)  of the  Internal  Revenue  Code and "real estate  assets"  under  Section  856(c)(4)(A)  of the Internal  Revenue Code generally in the same  proportion  that the assets of the trust would be so treated.  In addition,  interest on the offered  certificates  of any  series,  exclusive  of any  interest  payable  to a  certificate  related to a yield maintenance agreement,  if any, in respect of amounts received pursuant to such yield maintenance  agreement,  will be treated as "interest on obligations  secured by mortgages on real property"  under Section  856(c)(3)(B)  of the
Internal  Revenue Code  generally to the extent that the offered  certificates  are treated as "real estate assets"
under Section  856(c)(4)(A) of the Internal Revenue Code.  Moreover,  the offered certificates of any series, other than any Residual  Certificates  and, in the case of a certificate  related to a yield  maintenance  agreement,  if any,  exclusive of the portion thereof  representing the right to receive payments  received pursuant to such yield maintenance  agreement,  will be  "qualified  mortgages"  within the meaning of Section  860G(a)(3) of the Internal
Revenue Code if  transferred  to another  REMIC on its startup day in exchange  for a regular or residual  interest therein.  However,  prospective  investors in offered  certificates of any series that will be generally treated as assets  described  in Section  860G(a)(3)  of the  Internal  Revenue  Code should note that,  notwithstanding  that treatment,  any  repurchase  of a  certificate  of that  series  pursuant  to the right of the master  servicer  to repurchase  the  offered  certificates  of that  series may  adversely  affect  any REMIC  that  holds the  offered certificates if the repurchase is made under  circumstances  giving rise to a Prohibited  Transaction Tax. See "The
Pooling and  Servicing  Agreement--Termination"  in this term sheet  supplement  and  "Material  Federal  Income Tax
Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the related base prospectus.

         For  further  information   regarding  federal  income  tax  consequences  of  investing  in  the  offered certificates of any series, see "Material Federal Income Tax Consequences--REMICs" in the related base prospectus.

                  SPECIAL TAX CONSIDERATIONS APPLICABLE TO EXCHANGEABLE CERTIFICATES

         For a discussion of special tax  considerations  applicable to any class of Exchangeable  Certificates for any series see "Federal Income Tax  Consequences--Taxation  of Classes of Exchangeable  Certificates" in the related base prospectus.

                  SPECIAL TAX CONSIDERATIONS APPLICABLE TO RESIDUAL CERTIFICATES

         The  IRS  has  issued  REMIC   regulations  under  the  provisions  of  the  Internal  Revenue  Code  that significantly  affect holders of Residual  Certificates of any series.  The REMIC regulations  impose  restrictions on the transfer or acquisition of some residual  interests,  including the Residual  Certificates.  The pooling and servicing  agreement for any series includes other  provisions  regarding the transfer of Residual  Certificates of that series, including:

         o    the  requirement  that any  transferee of a Residual  Certificate  provide an affidavit  representing that the transferee;

         o    is not a disqualified organization;

         o    satisfies the  requirement  that the  transferor is not acquiring the Residual  Certificate on behalf of a disqualified organization;

         o    satisfies the  requirement  that the  transferor  will maintain that status and will obtain a similar affidavit from any person to whom the transferee shall subsequently transfer a Residual Certificate;

         o    a provision  that any transfer of a Residual  Certificate  to a  disqualified  organization  shall be null and void; and

         o    a grant to the master  servicer of the right,  without  notice to the holder or any prior holder,  to sell  to  a  purchaser  of  its  choice  any  Residual  Certificate  that  shall  become  owned  by a disqualified organization despite the first two provisions above.

         In addition,  under the pooling and servicing agreement for any series, the Residual  Certificates of that series may not be transferred to non-United States persons.

         The REMIC  regulations  also provide that a transfer to a United States person of  "noneconomic"  residual interests  will be  disregarded  for all  federal  income  tax  purposes,  and that  the  purported  transferor  of
"noneconomic"  residual  interests  will  continue to remain liable for any taxes due with respect to the income on the residual  interests,  unless "no significant purpose of the transfer was to impede the assessment or collection of tax."  Based on the REMIC  regulations,  the  Residual  Certificates  of any series may  constitute  noneconomic residual  interests  during some or all of their  terms for  purposes of the REMIC  regulations  and,  accordingly, unless no  significant  purpose of a transfer is to impede the  assessment or  collection of tax,  transfers of the
Residual  Certificates of any series may be disregarded  and purported  transferors may remain liable for any taxes due relating to the income on the related  Residual  Certificates.  All transfers of the Residual  Certificates  of any series will be restricted in accordance  with the terms of the pooling and servicing  agreement for that series that are intended to reduce the  possibility  of any transfer of a Residual  Certificate  being  disregarded to the extent that the Residual  Certificates  constitute  noneconomic  residual  interests.  See "Material Federal Income
Tax   Consequences--REMICs--Taxation   of  Owners  of  REMIC   Residual   Certificates--Noneconomic   REMIC   Residual
Certificates" in the related base prospectus.

         The IRS has  issued  final  REMIC  regulations  that add to the  conditions  necessary  to  assure  that a transfer of a non-economic  residual interest would be respected.  The additional  conditions require that in order to qualify as a safe harbor  transfer of a residual,  the  transferee  represent  that it will not cause the income
"to be attributable to a foreign permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the  transferee or another U.S.  taxpayer" and either (i) the amount  received by the  transferee be no less on a present  value  basis than the  present  value of the net tax  detriment  attributable  to holding the residual  interest reduced by the present value of the projected  payments to be received on the residual  interest or (ii) the transfer is to a domestic  taxable  corporation  with  specified  large amounts of gross and net assets and that meets certain other  requirements  where  agreement is made that all future  transfers  will be to taxable domestic  corporations  in  transactions  that qualify for the same "safe harbor"  provision.  Eligibility  for the safe harbor requires,  among other things,  that the facts and circumstances known to the transferor at the time of transfer  not indicate to a reasonable  person that the taxes with  respect to the  residual  interest  will not be paid,  with an  unreasonably  low cost  for the  transfer  specifically  mentioned  as  negating  eligibility.  The regulations  generally  apply to  transfers  of residual  interests  occurring  on or after  February 4, 2000.  See
"Material  Federal Income Tax  Consequences--REMICs--Taxation  of Owners of REMIC  Residual  Certificates--Noneconomic
REMIC Residual Certificates" in the related base prospectus.

         The IRS has  issued  final  REMIC  regulations  that add to the  conditions  necessary  to  assure  that a transfer of a non-economic  residual interest would be respected.  The additional  conditions require that in order to qualify as a safe harbor  transfer of a residual,  the  transferee  represent  that it will not cause the income
"to be attributable to a foreign permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the  transferee or another U.S.  taxpayer" and either (i) the amount  received by the  transferee be no less on a present  value  basis than the  present  value of the net tax  detriment  attributable  to holding the residual  interest reduced by the present value of the projected  payments to be received on the residual  interest or (ii) the transfer is to a domestic  taxable  corporation  with  specified  large amounts of gross and net assets and that meets certain other  requirements  where  agreement is made that all future  transfers  will be to taxable domestic  corporations  in  transactions  that qualify for the same "safe harbor"  provision.  Eligibility  for the safe harbor requires,  among other things,  that the facts and circumstances known to the transferor at the time of transfer  not indicate to a reasonable  person that the taxes with  respect to the  residual  interest  will not be paid,  with an  unreasonably  low cost  for the  transfer  specifically  mentioned  as  negating  eligibility.  The regulations  generally  apply to  transfers  of residual  interests  occurring  on or after  February 4, 2000.  See
"Material  Federal Income Tax  Consequences--REMICs--Taxation  of Owners of REMIC  Residual  Certificates--Noneconomic
REMIC Residual Certificates" in the related base prospectus.

         The Residual  Certificateholders  of any series may be required to report an amount of taxable income with respect to, in particular,  the earlier  accrual periods of the term of the REMICs that  significantly  exceeds the amount of cash  distributions  received by the  Residual  Certificateholders  from the REMICs with respect to those periods.  Furthermore,  the tax on that income may exceed the cash  distributions  with  respect to those  periods.
Consequently,  Residual  Certificateholders  of any series should have other sources of funds sufficient to pay any federal  income taxes due in the earlier years of each REMIC's term as a result of their  ownership of the Residual
Certificates.  In addition,  the required  inclusion of this amount of taxable  income  during the REMICs'  earlier accrual  periods and the deferral of  corresponding  tax losses or deductions  until later accrual periods or until the  ultimate  sale or  disposition  of a Residual  Certificate,  or possibly  later under the "wash sale" rules of
Section 1091 of the Internal Revenue Code, may cause the Residual  Certificateholders'  after-tax rate of return to be zero or negative  even if the Residual  Certificateholders'  pre-tax  rate of return is positive.  That is, on a present value basis, the Residual  Certificateholders'  resulting tax liabilities  could  substantially  exceed the sum of any tax benefits and the amount of any cash distributions on the Residual Certificates over their life.

         Effective  August 1, 2006,  temporary  regulations  issued by the Internal Revenue Service (the "Temporary regulations")  have  modified  the general  rule that excess  inclusions  from a REMIC  residual  interest  are not includible in the income of a foreign person (or subject to  withholding  tax) until paid or  distributed.  The new regulations  accelerate the time both for reporting of, and withholding tax on, excess inclusions  allocated to the foreign equity holders of partnerships  and certain other  pass-through  entities.  The new rules also provide that excess  inclusions are United States sourced income.  The timing rules apply to a particular  residual interest and a particular  foreign person,  if the first  allocation of income from the residual  interest to the foreign person occurs after July 31, 2006.  The source rules apply for taxable years ending after August 1, 2006.

         Under  the  Temporary  regulations,  in the case of REMIC  residual  interests  held by a  foreign  person through a  partnership,  the amount of excess  inclusion  income  allocated to the foreign  partner is deemed to be received by the foreign  partner on the last day of the  partnership`s  taxable  year except to the extent that the excess  inclusion  was  required to be taken into account by the foreign  partner at an earlier time under  section
860G(b) of the Code as a result of a distribution  by the  partnership  to the foreign  partner or a disposition in whole or in part of the foreign  partner's  indirect  interest in the REMIC  residual  interest.  A disposition  in whole or in part of the foreign  partner's  indirect  interest in the REMIC residual interest may occur as a result of a termination  of the REMIC, a disposition of the  partnership's  residual  interest in the REMIC, a disposition of the foreign partner's  interest in the partnership,  or any other reduction in the foreign  partner's  allocable share of the portion of the REMIC net income or deduction allocated to the partnership.

         Similarly,  in the case of a residual  interest held by a foreign person as a shareholder of a real estate investment  trust or regulated  investment  company,  as a participant  in a common trust fund or as a patron in an organization  subject to part I of subchapter T  (cooperatives),  the amount of excess  inclusion  allocated to the foreign  person must be taken into  income at the same time that other  income from the trust,  company,  fund,  or organization would be taken into account.

         Under the Temporary  regulations,  excess  inclusions  allocated to a foreign person (whether as a partner or holder of an interest in a  pass-through  entity) are expressly  made subject to  withholding  tax. In addition, in the case of excess inclusions  allocable to a foreign person as a partner, the Temporary  regulations  eliminate an important  exception to the  withholding  requirements  under which a withholding  agent unrelated to a payee is obligated  to withhold  on a payment  only to the extent that the  withholding  agent has control  over the payee's money or property and knows the facts giving rise to the payment.

         An individual,  trust or estate that holds,  whether directly or indirectly  through certain  pass-through entities, a Residual  Certificate may have significant  additional gross income with respect to, but may be limited on the  deductibility  of, servicing and trustee's fees and other  administrative  expenses  properly  allocable to each REMIC in computing  the  certificateholder's  regular tax  liability and will not be able to deduct those fees or expenses to any extent in computing the  certificateholder's  alternative  minimum tax liability.  See "Material
Federal Income Tax  Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Possible  Pass-Through of
Miscellaneous Itemized Deductions" in the related base prospectus.

         The IRS has issued final  regulations  relating to the federal income tax treatment of  "inducement  fees"
received by transferees of non-economic  REMIC residual  interests.  The regulations  provide tax accounting  rules for the inclusion of such fees in income over an appropriate  period,  and clarify that  inducement  fees represent income  from  sources  within the United  States.  These rules  apply to taxable  years  ending on or after May 11,
2004. On the same date, the IRS issued  administrative  guidance  addressing the procedures by which transferees of such REMIC  residual  interests may obtain  consent to change the method of  accounting  for REMIC  inducement  fee income to one of the methods provided in the  regulations.  Prospective  purchasers of REMIC residual  certificates should consult with their tax advisors  regarding the effect of these  regulations  and the related  administrative guidance.

         Residential  Funding will be designated as the "tax matters  person" with respect to each REMIC as defined in the REMIC Provisions,  as defined in the related base prospectus,  and in connection  therewith will be required to hold not less than 0.01% of the Residual Certificates.

         Purchasers  of the  Residual  Certificates  of any series are  strongly  encouraged  to consult  their tax advisors as to the economic and tax consequences of investment in the Residual Certificates of that series.

         For further  information  regarding  the federal  income tax  consequences  of  investing  in the Residual
Certificates  of any series,  see "Certain  Yield and  Prepayment  Considerations--Additional  Yield  Considerations
Applicable  Solely to the Residual  Certificates"  in this term sheet  supplement and "Material  Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the related base prospectus.

                  TAX RETURN DISCLOSURE AND INVESTOR LIST REQUIREMENTS

         Recent Treasury  pronouncements  directed at abusive tax shelter  activity appear to apply to transactions not conventionally  regarded as tax shelters.  Regulations  require taxpayers to report certain  disclosures on IRS form 8886 if they  participate  in a  "reportable  transaction."  Organizers  and  sellers of the  transaction  are required to maintain  records  including  investor lists  containing  identifying  information and to furnish those records  to the IRS upon  demand.  A  transaction  may be a  "reportable  transaction"  based  upon any of  several indicia,  one or more of which may be present with respect to your  investment  in the  Certificates.  Congress has enacted  provisions that impose  significant  penalties for failure to comply with these  disclosure  requirements.
Investors  in Residual  Certificates  are  encouraged  to consult  their own tax advisers  concerning  any possible disclosure  obligation  with  respect to their  investment,  and should be aware that the issuing  entity and other participants in the transaction  intend to comply with such disclosure and investor list  maintenance  requirements as they determine apply to them with respect to this transaction.

                  STATE AND OTHER TAX CONSEQUENCES

         In  addition  to  the  federal  income  tax  consequences   described  in  "Material  Federal  Income  Tax
Consequences,"  potential  investors  should  consider  the state and local tax  consequences  of the  acquisition, ownership,  and disposition of the  certificates  of any series.  State tax law may differ  substantially  from the corresponding  federal tax law,  and the  discussion  above does not purport to describe any aspect of the tax laws of any state or other jurisdiction.  Therefore,  prospective  investors should consult their tax advisors about the various tax consequences of investments in the certificates of any series.

                                                           USE OF PROCEEDS

         The net  proceeds  from the sale of the  offered  certificates  of any  series to the  underwriter  or the underwriters  for any series will be paid to the  depositor.  The  depositor  will use the proceeds to purchase the mortgage loans included in the trust established for that series or for general corporate purposes.

                                                       METHOD OF DISTRIBUTION

         In accordance  with the terms and conditions of any related  underwriting  agreement for any series,  each underwriter  set  forth  in the  prospectus  supplement  for that  series  with  respect  to any  class of  offered certificates  of that series will serve as an  underwriter  for each  applicable  class set forth in the prospectus supplement  for that series and will agree to purchase  and the  depositor to sell each  applicable  class of those
Senior  Certificates  and Class M Certificates,  except that a de minimis  portion of the Residual  Certificates of that series will be retained by Residential  Funding.  Each  applicable  class of  certificates of any series being sold to an  underwriter  are referred to as the  underwritten  certificates  for that series.  It is expected  that delivery of the underwritten  certificates for any series, other than the Residual Certificates,  will be made only in  book-entry  form  through the Same Day Funds  Settlement  System of DTC,  and that the delivery of the Residual
Certificates  for any series,  other than the de minimis portion retained by Residential  Funding,  will be made at the offices of the  applicable  underwriter  on the  closing  date for that  series,  against  payment  therefor in immediately available funds.

         In  connection  with the  underwritten  certificates  of any  series,  each  underwriter  has  agreed,  in accordance  with the terms and conditions of the related  underwriting  agreement for that series,  to purchase all of each applicable class of the  underwritten  certificates of that series if any of that class of the underwritten certificates of that series are purchased thereby.

         Any related  underwriting  agreement for any series provides that the obligation of the underwriter to pay for and accept delivery of each  applicable  class of the  underwritten  certificates of that series is subject to, among  other  things,  the  receipt of legal  opinions  and to the  conditions,  among  others,  that no stop order suspending  the  effectiveness  of  the  depositor's  registration  statement  shall  be in  effect,  and  that  no proceedings for that purpose shall be pending before or threatened by the Securities and Exchange Commission.

         The  distribution  of the  underwritten  certificates  of any series by any applicable  underwriter may be effected  from  time  to time in one or more  negotiated  transactions,  or  otherwise,  at  varying  prices  to be determined at the time of sale.  Proceeds to the depositor from the sale of the  underwritten  certificates for any series,  before deducting  expenses payable by the depositor,  shall be set forth in the prospectus  supplement for that series.

         The  underwriter  for any class of any series may effect  these  transactions  by selling  the  applicable underwritten  certificates of any series to or through dealers,  and those dealers may receive  compensation in the form of  underwriting  discounts,  concessions or commissions  from the  underwriter for whom they act as agent. In connection with the sale of the applicable  underwritten  certificates of any series, the underwriter for any class of that  series  may be  deemed  to have  received  compensation  from the  depositor  in the form of  underwriting compensation.  The underwriter  and any dealers that  participate  with the underwriter in the  distribution of the underwritten  certificates  of any series are also  underwriters  of that series under the  Securities Act of 1933.
Any profit on the resale of the  underwritten  certificates  of that series  positioned by an underwriter  would be underwriting compensation in the form of underwriting discounts and commissions under the Securities Act.

         Each  underwriting  agreement  for  any  series  will  provide  that  the  depositor  will  indemnify  the underwriter,  and that under limited  circumstances  the  underwriter  will indemnify the  depositor,  against some liabilities under the Securities Act, or contribute to payments required to be made in respect thereof.

         There is currently no secondary  market for the offered  certificates.  The underwriter for any series may make a secondary  market in the  underwritten  certificates of that series but is not obligated to do so. There can be no  assurance  that a secondary  market for the offered  certificates  of any series will develop or, if it does develop, that it will continue. The offered certificates will not be listed on any securities exchange.

         The primary  source of  information  available to investors  concerning  the offered  certificates  of any series  will be the  monthly  statements  discussed  in the  related  base  prospectus  under  "Description  of the
Certificates--Reports  to  Certificateholders"  and in this term  sheet  supplement  under  "Pooling  and  Servicing
Agreement--Reports to  Certificateholders,"  which will include information as to the outstanding  principal balance or notional  amount of the offered  certificates  of that  series.  There can be no assurance  that any  additional information  regarding  the offered  certificates  of any series will be  available  through any other  source.  In addition,  the depositor is not aware of any source through which price information about the offered  certificates will be available on an ongoing basis.  The limited nature of this information  regarding the offered  certificates may adversely affect the liquidity of the offered  certificates for any series,  even if a secondary market for the offered certificates for any series becomes available.

         Residential  Funding  Securities,  LLC  is  an  affiliate  of  the  master  servicer  and  the  depositor.
Residential Funding Securities, LLC is also known as GMAC RFC Securities.

                                                           LEGAL OPINIONS

         Certain legal  matters  relating to the  certificates  of any series will be passed upon for the depositor and Residential Funding  Securities,  LLC, if it is an underwriter of that series, by Mayer, Brown, Rowe & Maw LLP,
New York, New York and for any  underwriters  of that series other than  Residential  Funding  Securities,  LLC, by
Sidley Austin LLP, New York, New York.

                                                               RATINGS

         It is a condition  of the  issuance of the offered  certificates  of any series that each class of offered certificates  of that series be assigned at least the ratings  designated in the final term sheet for that class of certificates  by one or more rating agencies  including that they be rated by Standard & Poor's,  a division of The
McGraw-Hill  Companies,  Inc.,  Standard  & Poor's or S&P,  Moody's  Investors  Service,  Inc.  or Moody's or Fitch
Ratings or Fitch.

         Standard & Poor's ratings on mortgage  pass-through  certificates address the likelihood of the receipt by certificateholders  of payments  required  under the related  pooling and  servicing  agreement.  Standard & Poor's ratings take into  consideration  the credit  quality of the related  mortgage  pool,  structural and legal aspects associated with the related  certificates,  and the extent to which the payment stream in the related mortgage pool is adequate to make payments  required  under the related  certificates.  Standard & Poor's  ratings on the offered certificates  of any series will not,  however,  constitute a statement  regarding  frequency of prepayments on the related  mortgage  loans.  See "Certain Yield and Prepayment  Considerations"  in this term sheet  supplement.  The rating on the Residual  Certificates  only addresses the return of its Certificate  Principal  Balance and interest on the Residual Certificates at the related pass-through rate.

         The ratings  assigned by Moody's to mortgage  pass  through  certificates  address the  likelihood  of the receipt by  certificateholders  of all  distributions  to which they are  entitled  under the  related  pooling and servicing  agreement.  Moody's ratings reflect its analysis of the riskiness of the related  mortgage loans and the structure of the  transaction  as described in related  pooling and  servicing  agreement.  Moody's  ratings do not address the effect on the  certificates'  yield  attributable to prepayments or recoveries on the related  mortgage loans.  Further,  the ratings on the Interest  Only  Certificates  of any series do not address  whether  investors therein will recoup their initial  investments.  The rating on the Principal Only  Certificates  of any series only addresses the return of its Certificate  Principal Balance.  The rating on the Residual  Certificates of any series only addresses the return of its  Certificate  Principal  Balance and interest on the Residual  Certificates at the related pass through rate.

         The  ratings  assigned by Fitch to  mortgage  pass-through  certificates  address  the  likelihood  of the receipt by  certificateholders  of all  distributions  to which they are entitled under the transaction  structure.
Fitch's  ratings  reflect its analysis of the riskiness of the  underlying  mortgage loans and the structure of the transaction  as  described  in  the  operative  documents.  Fitch's  ratings  do  not  address  the  effect  on the certificates'  yield  attributable  to prepayments or recoveries on the underlying  mortgage  loans.  Further,  the ratings on any Interest  Only  Certificates  do not address  whether  investors  therein will recoup their  initial investments.  The  rating  on any  Principal  Only  Certificates  only  addresses  the  return  of its  Certificate
Principal  Balance.  The rating on any class of Residual  Certificates only addresses the return of its Certificate
Principal Balance and interest on that class Residual Certificates at the related pass-through rate.

         Except as is  otherwise  set forth in the  prospectus  supplement  for that  series,  the  ratings by each rating  agency  rating a class of Insured  Certificates  of any series  will be  determined  without  regard to the related financial guaranty insurance policy.

         There can be no assurance as to whether any rating  agency other than the rating  agencies  designated  in the final term sheet for a class of certificates  will rate the Senior  Certificates or the Class M Certificates of any  series,  or,  if it does,  what  rating  would  be  assigned  by any  other  rating  agency.  A rating  on the certificates  of any series by another  rating agency,  if assigned at all, may be lower than the ratings  assigned to the  Certificates  of that series by the rating  agency or rating  agencies  requested by the  Depositor to rate those certificates.

         A security rating is not a  recommendation  to buy, sell or hold securities and may be subject to revision or  withdrawal  at any time by the  assigning  rating  organization.  Each  security  rating  should  be  evaluated independently  of any other security  rating.  The ratings of any Interest Only  Certificates  of any series do not address  the  possibility  that  the  holders  of  those  certificates  may fail to  fully  recover  their  initial investments.  In the event that the  ratings  initially  assigned  to the  offered  certificates  of any series are subsequently  lowered for any reason, no person or entity is obligated to provide any additional  support or credit enhancement with respect to the offered certificates.

         The fees paid by the depositor to the rating  agencies at closing  include a fee for ongoing  surveillance by the rating agencies for so long as any  certificates  are  outstanding.  However,  the rating agencies are under no obligation to the depositor to continue to monitor or provide a rating on the certificates.

                                                          LEGAL INVESTMENT

         The  prospectus  supplement  for any series will set forth the offered  certificates  of that series which will  constitute  "mortgage  related  securities"  for  purposes of SMMEA so long as they are rated in at least the second  highest  rating  category by one of the rating  agencies,  and,  as such,  are legal  investments  for some entities to the extent  provided in SMMEA.  SMMEA provides,  however,  that states could override its provisions on legal  investment and restrict or condition  investment in mortgage  related  securities by taking statutory action on or prior to October 3, 1991.  Some states have enacted  legislation  which  overrides the preemption  provisions of SMMEA. The remaining  classes of certificates  will not constitute  "mortgage  related  securities" for purposes of SMMEA.

         The  depositor  makes no  representations  as to the proper  characterization  of any class of the offered certificates  of any series for legal  investment or other purposes,  or as to the ability of particular  investors to purchase any class of the offered  certificates of any series under applicable  legal  investment  restrictions.
These  uncertainties  may  adversely  affect the  liquidity  of any class of offered  certificates  of any  series.
Accordingly,  all institutions  whose  investment  activities are subject to legal investment laws and regulations, regulatory  capital  requirements or review by regulatory  authorities  should consult with their legal advisors in determining  whether and to what extent any class of the offered  certificates  of any series  constitutes  a legal investment  or is subject to  investment,  capital or other  restrictions.  See "Legal  Investment  Matters" in the related base prospectus.

                                               ERISA CONSIDERATIONS

         A fiduciary of any ERISA plan, any insurance  company,  whether through its general or separate  accounts, or any other person  investing  ERISA plan assets of any ERISA plan,  as defined  under "ERISA  Considerations--Plan
Asset  Regulations" in the related base  prospectus,  should  carefully  review with its legal advisors whether the purchase or holding of the offered  certificates  of any series could give rise to a transaction  prohibited or not otherwise  permissible  under ERISA or Section 4975 of the Internal  Revenue  Code.  The purchase or holding of the
Class A  Certificates,  as well as the Class M Certificates  of any series,  by or on behalf of, or with ERISA plan assets of, an ERISA plan may qualify for  exemptive  relief  under the RFC  exemption,  as  described  under "ERISA
Considerations--Considerations  for ERISA  Plans  Regarding  the  Purchase  of  Certificates--Prohibited  Transaction
Exemptions"  in the  related  base  prospectus  provided  those  certificates  are  rated at least  "BBB-"  (or its equivalent) by Standard & Poor's,  Moody's or Fitch Ratings,  or Fitch, at the time of purchase.  The RFC exemption contains a number of other conditions  which must be met for the RFC exemption to apply,  including the requirement that any ERISA plan must be an  "accredited  investor"  as  defined in Rule  501(a)(1)  of  Regulation  D under the
Securities Act. The depositor  expects that the specific  conditions of the RFC exemption  should be satisfied with respect to the offered  certificates of any series so that the RFC exemption should provide an exemption,  from the application of the prohibited  transaction  provisions of Sections  406(a),  406(b) and 407(a) of ERISA and Section
4975(c) of the Internal Revenue Code, for  transactions in connection with the servicing,  management and operation of the assets held by the trust  established  for that  series,  provided  that the general  conditions  of the RFC exemption are satisfied.

         Each  beneficial  owner of Class M Certificates  of any series or any interest  therein shall be deemed to have  represented,  by virtue of its  acquisition  or holding of such  certificate  or any interest  therein,  that either (i) it is not an ERISA plan or an ERISA plan  investor;  (ii) it has  acquired  and is holding  such Class M
Certificates  in reliance on the RFC exemption,  and that it understands  that there are certain  conditions to the availability  of the RFC  exemption,  including  that  the  Class M  Certificates  must be  rated,  at the  time of purchase,  not lower than "BBB-" (or its equivalent) by Standard & Poor's,  Fitch,  Moody's,  DBRS Limited or DBRS,
Inc; or (iii) (1) it is an insurance  company,  (2) the source of funds used to acquire or hold the  certificate or any  interest  therein is an  "insurance  company  general  account,"  as such term is  defined in Section  V(e) of
Prohibited  Transaction  Class  Exemption,  or PTCE,  95-60,  and (3) the  conditions in Sections I and III of PTCE
95-60 have been satisfied (each entity that satisfies this clause (iii), a "Complying Insurance Company").

         If any Class M Certificate  of any series or any interest  therein is acquired or held in violation of the conditions described in the preceding  paragraph,  the next preceding permitted beneficial owner will be treated as the beneficial owner of that Class M Certificate,  retroactive to the date of transfer to the purported  beneficial owner.  Any  purported  beneficial  owner whose  acquisition  or holding of any such  certificate  or any  interest therein was effected in violation of the conditions  described in the preceding  paragraph shall indemnify and hold harmless the depositor,  the trustee,  the master  servicer,  any  subservicer,  the underwriters and the trust for that series from and against any and all  liabilities,  claims,  costs or expenses  incurred by those  parties as a result of that acquisition or holding.

         If an allowable  combination of Exchangeable  Certificates or Exchanged  Certificates is exchanged for its related Exchanged  Certificates or Exchangeable  Certificates,  as applicable,  as shown in the related  prospectus supplement,  the class of  certificates  received in the exchange is expected to be eligible for  exemptive  relief under the RFC exemption to the extent that the class of  certificates  is rated,  at the time of the exchange,  not lower than "BBB-" (or its equivalent) by S&P,  Fitch,  Moody's,  DBRS Limited or DBRS,  Inc. The purchase,  sale or holding of any Exchangeable  Certificates or Exchanged  Certificates  received in an exchange that are not eligible for  exemptive  relief under the RFC  exemption  may give rise to  prohibited  transactions  if an ERISA plan and a
"party in interest" as defined in Section 3(14) of ERISA or "disqualified  person" as defined in Section 4975(e)(2)
of the Internal  Revenue Code with respect to such ERISA plan are involved in the  transaction.  Each  purchaser of such  ineligible  Exchangeable  Certificates  or Exchanged  Certificates  shall be deemed to have  represented,  by virtue of its  acquisition  or holding of such  certificate  or an interest  therein,  that either (i) it is not an
ERISA plan or an ERISA plan  investor;  (ii) it is a Complying  Insurance  Company;  or (iii) it has  provided  the depositor,  the trustee and the master servicer with an opinion of counsel  acceptable to and in form and substance satisfactory to those entities,  which opinion will not be at the expense of those entities,  that the purchase and holding of such  Certificates  by or on behalf of those  entities is  permissible  under  applicable  law, will not constitute or result in a non-exempt  prohibited  transaction  under ERISA or Section 4975 of the Internal  Revenue
Code (or comparable provisions of any subsequent  enactments),  and will not subject the depositor,  the trustee or the master  servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section
4975 of the Internal Revenue Code) in addition to those undertaken in the related pooling and servicing agreement.

         Because  the  exemptive  relief  afforded by the RFC  exemption  or any  similar  exemption  that might be available  will not likely  apply to the  purchase,  sale or holding of the  Residual  Certificates  of any series, transfers  of those  certificates  to any ERISA plan  investor  will not be  registered  by the trustee  unless the transferee  provides the depositor,  the trustee and the master  servicer with an opinion of counsel  acceptable to and in form and  substance  satisfactory  to those  entities,  which  opinion  will not be at the  expense of those entities,  to the effect  that the  purchase  and holding of those  certificates  by or on behalf of the ERISA plan investor:

o    is permissible under applicable law;

o    will not  constitute  or result in a  non-exempt  prohibited  transaction  under ERISA or Section  4975 of the
     Internal Revenue Code (or comparable provisions of any subsequent enactments); and

o    will not subject the depositor,  the trustee or the master servicer to any obligation or liability  (including obligations  or  liabilities  under ERISA or Section 4975 of the Internal  Revenue  Code) in addition to those undertaken in the related pooling and servicing agreement.

         As discussed in greater detail above under "Description of the Mortgage  Pool--Sharia  Mortgage Loans", the
trust will include certain  residential  financing  transactions,  referred to as Sharia  Mortgage Loans,  that are structured so as to be permissible  under Islamic law utilizing  declining  balance  co-ownership  structures.  The
DOL has not  specifically  considered  the  eligibility  or  treatment  of  Sharia  Mortgage  Loans  under  the RFC exemption,  including  whether  they  would be  treated  in the same  manner  as other  single  family  residential mortgages.  However,  since the  remedies  in the event of  default  and  certain  other  provisions  of the Sharia
Mortgage  Loans held by the trust are similar to the  remedial and other  provisions  in the  residential  mortgage loans  contemplated  by the DOL at time the RFC  exemption  was granted,  the  depositor  believes  that the Sharia
Mortgage Loans  should be treated as other single family residential mortgages under the RFC exemption.

         Any  fiduciary  or other  investor  of ERISA plan  assets  that  proposes  to acquire or hold the  offered certificates  of any series on behalf of or with  ERISA  plan  assets of any ERISA  plan  should  consult  with its counsel with respect to: (i) whether the general  conditions and the other  requirements in the RFC exemption would be  satisfied,  or  whether  any  other  prohibited  transaction  exemption  would  apply,  and (ii) the  potential applicability  of the  general  fiduciary  responsibility  provisions  of  ERISA  and  the  prohibited  transaction provisions  of ERISA  and  Section  4975 of the  Internal  Revenue  Code to the  proposed  investment.  See  "ERISA
Considerations" in the related base prospectus.

         The  sale  of any of the  offered  certificates  of  any  series  to an  ERISA  plan  is in no  respect  a representation  by the  depositor  or the  underwriters  of that  certificate  that  such an  investment  meets all relevant  legal  requirements  relating to investments  by ERISA plans  generally or any particular  ERISA plan, or that such an investment is appropriate for ERISA plans generally or any particular ERISA plan.

                                  RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                               MORTGAGE PASS-THROUGH CERTIFICATES FOR THE SA PROGRAM

                                               (ISSUABLE IN SERIES)

                                               TERM SHEET SUPPLEMENT

YOU SHOULD RELY ONLY ON THE INFORMATION  CONTAINED OR INCORPORATED BY REFERENCE IN THIS TERM SHEET SUPPLEMENT,  THE
PROSPECTUS  SUPPLEMENT FOR THE RELEVANT SERIES AND THE RELATED BASE  PROSPECTUS.  WE HAVE NOT AUTHORIZED  ANYONE TO
PROVIDE YOU WITH DIFFERENT INFORMATION.

WE ARE NOT OFFERING THE CERTIFICATES OFFERED HEREBY IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.